SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant |X|        Filed by a Party other than the Registrant |_|

Check the appropriate box:

|X|	Preliminary Proxy Statement.

|_|	Confidential, for use of the Commission Only (as permitted by Rule 14a-6(e)(2)).

|_|	Definitive Proxy Statement.

|_|	Definitive Additional Materials.

|_|	Soliciting Material Pursuant to Sec. 240.14a-12.

MASTER BASIC VALUE TRUST	Master Small Cap Index Series
MERRILL LYNCH BASIC VALUE FUND, INC.	Master Mid Cap Index Series
MERCURY BASIC VALUE FUND, INC.	MERRILL LYNCH U.S. TREASURY MONEY FUND
MASTER VALUE OPPORTUNITIES TRUST	MERRILL LYNCH INDEX FUNDS, INC. (4 series)
MERRILL LYNCH VALUE OPPORTUNITIES FUND, INC.	Merrill Lynch Aggregate Bond Index Fund
MERRILL LYNCH STRATEGY SERIES, INC. (3 series)	Merrill Lynch International Index Fund
Merrill Lynch Strategy Growth and Income Fund	Merrill Lynch S&P 500 Index Fund
Merrill Lynch Strategy Long-Term Growth Fund	Merrill Lynch Small Cap Index Fund
Merrill Lynch Strategy All-Equity Fund	MASTER MONEY TRUST
MERRILL LYNCH BALANCED CAPITAL FUND, INC.	CMA MONEY FUND
MERRILL LYNCH DISCIPLINED EQUITY FUND, INC.	WCMA MONEY FUND
MERRILL LYNCH GLOBAL GROWTH FUND, INC.	MASTER GOVERNMENT SECURITIES TRUST
MERRILL LYNCH NATURAL RESOURCES TRUST	CMA GOVERNMENT SECURITIES FUND
MERRILL LYNCH READY ASSETS TRUST	WCMA GOVERNMENT SECURITIES FUND
FAM SERIES FUND, INC. (14 series)	MASTER TAX-EXEMPT TRUST
Mercury Balanced Capital Strategy Portfolio	CMA TAX-EXEMPT FUND
Mercury Large Cap Core Strategy Portfolio	WCMA TAX-EXEMPT FUND
Mercury Core Bond Strategy Portfolio	MASTER TREASURY TRUST
Mercury Global Allocation Strategy Portfolio	CMA TREASURY FUND
Mercury Fundamental Growth Strategy Portfolio	WCMA TREASURY FUND
Mercury High Yield Portfolio	CMA MULTI-STATE MUNICIPAL SERIES TRUST (11 series)
Mercury Intermediate Government Bond Portfolio	CMA Arizona Municipal Money Fund
Mercury Money Reserve Portfolio	CMA California Municipal Money Fund
Mercury Low Duration Portfolio	CMA Connecticut Municipal Money Fund
Mercury Global SmallCap Portfolio	CMA Florida Municipal Money Fund
Mercury Equity Dividend Portfolio	CMA Massachusetts Municipal Money Fund
Mercury Mid Cap Value Opportunities Portfolio	CMA Michigan Municipal Money Fund
Mercury Small Cap Index Portfolio	CMA New Jersey Municipal Money Fund
Mercury International Index Portfolio	CMA New York Municipal Money Fund
MERRILL LYNCH USA GOVERNMENT RESERVES	CMA North Carolina Municipal Money Fund
QUANTITATIVE MASTER SERIES TRUST (9 series)	CMA Ohio Municipal Money Fund
Master Aggregate Bond Index Series	CMA Pennsylvania Municipal Money Fund
Master Enhanced International Series	MASTER SENIOR FLOATING RATE TRUST
Master Enhanced S&P 500 Series	MERRILL LYNCH SENIOR FLOATING RATE FUND, INC.
Master Enhanced Small Cap Series	MERRILL LYNCH SENIOR FLOATING RATE FUND II, INC.
Master Extended Market Index Series	GLOBAL FINANCIAL SERVICES MASTER TRUST
Master International Index Series	MERRILL LYNCH GLOBAL FINANCIAL SERVICES FUND, INC.
Master S&P 500 Index Series	MASTER U.S. HIGH YIELD TRUST

MERRILL LYNCH U.S. HIGH YIELD FUND, INC.	Mercury Global Allocation V.I. Fund
MERRILL LYNCH EQUITY DIVIDEND FUND	Mercury Government Bond V.I. Fund
MASTER BOND TRUST	Mercury High Current Income V.I. Fund
Master Core Bond Portfolio	Mercury Index 500 V.I. Fund
MERRILL LYNCH BOND FUND, INC. (3 series)	Mercury Large Cap Core V.I. Fund
Core Bond Portfolio	Mercury Large Cap Growth V.I. Fund
Intermediate Term Portfolio	Mercury Large Cap Value V.I. Fund
High Income Portfolio	Mercury Value Opportunities V.I. Fund
MERRILL LYNCH DEVELOPING CAPITAL MARKETS FUND, INC.	Mercury Utilities and Telecommunications V.I. Fund
MERRILL LYNCH EUROFUND	Mercury International Value V.I. Fund
MERRILL LYNCH GLOBAL ALLOCATION FUND, INC.	MERRILL LYNCH WORLD INCOME FUND, INC.
MERRILL LYNCH GLOBAL EQUITY OPPORTUNITIES FUND	MANAGED ACCOUNT SERIES (4 series)
MERRILL LYNCH GLOBAL SMALLCAP FUND, INC.	Mid Cap Value Opportunities Portfolio
MERRILL LYNCH GLOBAL TECHNOLOGY FUND, INC.	High Income Portfolio
MERRILL LYNCH GLOBAL VALUE FUND, INC.	U.S. Mortgage Portfolio
MERRILL LYNCH HEALTHCARE FUND, INC.	Global SmallCap Portfolio
MERRILL LYNCH LATIN AMERICA FUND, INC.	THE ASSET PROGRAM, INC.
MERRILL LYNCH MUNICIPAL BOND FUND, INC. (3 series)	Merrill Lynch Mid Cap Value Opportunities Fund
National Portfolio	FUND ASSET MANAGEMENT MASTER TRUST
Insured Portfolio	Low Duration Master Portfolio
Short-Term Portfolio	MERRILL LYNCH INVESTMENT MANAGERS FUNDS, INC.
MERRILL LYNCH MUNICIPAL SERIES TRUST	Merrill Lynch Low Duration Fund
Merrill Lynch Municipal Intermediate Term Fund	MERCURY FUNDS II
MERRILL LYNCH PACIFIC FUND, INC.	Merrill Lynch International Value Fund
MERRILL LYNCH UTILITIES AND TELECOMMUNICATIONS FUND, INC.	MERCURY MASTER TRUST (2 series)
MERRILL LYNCH FINANCIAL INSTITUTIONS SERIES TRUST	Merrill Lynch Master Small Cap Growth Portfolio
Summit Cash Reserves Fund	Merrill Lynch Master International Portfolio
MASTER FOCUS TWENTY TRUST	MERCURY FUNDS, INC. (2 series)
MERRILL LYNCH FOCUS TWENTY FUND, INC.	Merrill Lynch Small Cap Growth Fund
MASTER LARGE CAP SERIES TRUST (3 series)	Merrill Lynch International Fund
Master Large Cap Growth Portfolio	MASTER REAL INVESTMENT TRUST
Master Large Cap Value Portfolio	MERRILL LYNCH REAL INVESTMENT FUND
Master Large Cap Core Portfolio	MASTER INFLATION PROTECTED TRUST
MERRILL LYNCH LARGE CAP SERIES FUNDS, INC. (3 series)	MERRILL LYNCH INFLATION PROTECTED FUND
Merrill Lynch Large Cap Growth Fund	FDP SERIES, INC. (4 series)
Merrill Lynch Large Cap Value Fund	Marsico Growth FDP Fund
Merrill Lynch Large Cap Core Fund	MFS Research International FDP Fund
MERRILL LYNCH CALIFORNIA MUNICIPAL SERIES TRUST	Franklin Templeton Total Return FDP Fund
Merrill Lynch California Insured Municipal Bond Fund	Van Kampen Value FDP Fund
MERRILL LYNCH FOCUS VALUE FUND, INC.	MULTI-STRATEGY HEDGE ADVANTAGE
MERRILL LYNCH FUNDAMENTAL GROWTH FUND, INC.	MULTI-STRATEGY HEDGE OPPORTUNITIES, LLC
MERRILL LYNCH MULTI-STATE MUNICIPAL SERIES TRUST	MASTER INSTITUTIONAL MONEY MARKET TRUST (5 series)
(4 series)	Master Premier Institutional Fund
Merrill Lynch Florida Municipal Bond Fund	Master Institutional Fund
Merrill Lynch New Jersey Municipal Bond Fund	Master Institutional Tax-Exempt Fund
Merrill Lynch New York Municipal Bond Fund	Master Government Fund
Merrill Lynch Pennsylvania Municipal Bond Fund	Master Treasury Fund
MERRILL LYNCH RETIREMENT SERIES TRUST	MERRILL LYNCH FUNDS FOR INSTITUTIONS SERIES (5 series)
Merrill Lynch Retirement Reserves Money Fund	Merrill Lynch Premier Institutional Fund
MERRILL LYNCH U.S. GOVERNMENT FUND	Merrill Lynch Institutional Fund
MERRILL LYNCH SHORT-TERM U.S. GOVERNMENT FUND, INC.	Merrill Lynch Institutional Tax-Exempt Fund
FAM VARIABLE SERIES FUNDS, INC. (16 series)	Merrill Lynch Treasury Fund
Mercury American Balanced V.I. Fund	Merrill Lynch Government Fund
Mercury Basic Value V.I. Fund	MERRILL LYNCH PRINCIPAL PROTECTED TRUST (3 series)
Mercury Core Bond V.I. Fund	Merrill Lynch Basic Value Principal Protected Fund
Mercury Domestic Money Market V.I. Fund	Merrill Lynch Fundamental Growth Principal Protected Fund
Mercury Fundamental Growth V.I. Fund	Merrill Lynch Core Principal Protected Fund
Mercury Global Growth V.I. Fund

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment Of Filing Fee (Check the appropriate box):

|X|	No fee required.

|_|	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1)	Title of each class of securities to which transaction applies:

2)	Aggregate number of securities to which transaction applies:

3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4)	Proposed maximum aggregate value of transaction:

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|_|	Fee paid previously with preliminary materials.

|_|	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

1)	Amount Previously Paid:

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4)	Date Filed:

MERRILL LYNCH FUNDS*
P.O. Box 9011
Princeton, New Jersey 08543-9011

June __, 2006

Dear Shareholder:

        A special meeting of your Merrill Lynch Fund* (each, a “Fund,” and collectively, the “Funds”) will be held at the offices of Merrill Lynch Investment Managers, L.P., 800 Scudders Mill Road, Plainsboro, New Jersey 08536, on Monday, July 31, 2006, or Tuesday, August 15, 2006 (see Appendix A of the enclosed joint proxy statement for the date of your Fund’s meeting), at 9:00 a.m. (Eastern time), to vote on the proposals listed in the enclosed joint proxy statement.

        Merrill Lynch & Co., Inc. (“ML & Co.”), the parent company of the Funds’investment advisers, and BlackRock, Inc., have agreed to a transaction (the “Transaction”) to combine Merrill Lynch Investment Managers, L.P. and certain affiliates (“MLIM”) with BlackRock, Inc. to form a new asset management company. The Transaction, when it is consummated, will cause the Funds’ investment advisory agreements to terminate. In order for the management of each Fund to continue uninterrupted after the Transaction, we are asking the shareholders of each Fund to approve a new investment advisory agreement. We are also asking shareholders of each Fund, other than FDP Series, Inc., to approve a new subadvisory agreement with BlackRock Advisors, Inc. on a contingent basis to the extent the Fund’s Board of Directors/Trustees and MLIM deem it necessary and in the best interests of the Fund and its shareholders that BlackRock Advisors, Inc. assist in managing the operations of the Fund during the interim period prior to the consummation of the Transaction. Each Fund’s total fees for services under its new investment advisory agreement and contingent subadvisory agreement will be no higher than the fees currently payable under its existing investment advisory agreement.

        Shareholders of FDP Series, Inc. will be asked to approve new subadvisory agreements with the current subadviser to each series of FDP Series, Inc. The shareholders of Merrill Lynch Healthcare Fund, Inc. and Merrill Lynch Natural Resources Trust will be asked to approve a proposed change in each Fund’s fundamental investment restriction relating to industry concentration.

        If you are a shareholder of a feeder Fund (noted in Appendix A to the enclosed joint proxy statement), you will be asked to vote in connection with matters applicable to your feeder Fund’s respective master trust.

        The Directors/Trustees responsible for your Fund recommend that you vote FOR the proposals outlined above to be presented at the meeting applicable to your Fund.

        In addition, the shareholders of Merrill Lynch Global Allocation Fund, Inc. will be asked to vote on a shareholder proposal recommending divestiture of that Fund’s holdings in Freeport McMoRan Copper & Gold, Inc.’s stock. The Directors of Merrill Lynch Global Allocation Fund, Inc. recommend that you vote AGAINST this shareholder proposal.

        You are cordially invited to attend any meeting at which you may vote shares. Shareholders who do not expect to attend any such meeting in person are requested to complete, date and sign the enclosed form of proxy and return it promptly in the envelope provided for this purpose. If you have been provided with the opportunity on your proxy card or voting instruction form to provide voting instructions via telephone or the Internet, please take advantage of these prompt and efficient voting options. The enclosed proxy is being solicited on behalf of the Board of Directors/Trustees of each Fund.

        If you have any questions regarding the enclosed proxy material or need assistance in voting your shares, please contact our proxy solicitor, Computershare Fund Services, at 1-800-645-4519.

Sincerely, ALICE A. PELLEGRINO Secretary

*	The Funds are listed in the Notice of Meeting and in Appendix A to the enclosed joint proxy statement.

IMPORTANT NEWS
FOR FUND SHAREHOLDERS

        While we encourage you to read the full text of the enclosed Joint Proxy Statement, for your convenience, we have provided a brief overview of the matters to be voted on.

QUESTIONS AND ANSWERS

Q:	What am I being asked to approve in this proxy statement?

A:	You are being asked to vote in favor of proposals:

1.	To approve a new investment advisory agreement between your Fund and BlackRock Advisors, Inc. (“BlackRock Advisors”). This new investment advisory agreement will take effect when the transaction (the “Transaction”) to combine Merrill Lynch Investment Managers, L.P. and certain affiliates (“MLIM”) with BlackRock, Inc. to form a new asset management company is complete. Until that time, it is expected that your Fund’s current investment adviser will continue to manage your Fund.

2.	For shareholders of each of Marsico Growth FDP Fund, MFS Research International FDP Fund, Franklin Templeton Total Return FDP Fund and Van Kampen Value FDP Fund of FDP Series, Inc. to approve new subadvisory agreements with the current subadvisers.

3.	For shareholders of all Funds other than FDP Series, Inc., to approve a contingent subadvisory agreement between your Fund’s investment adviser and BlackRock Advisors. Except for Merrill Lynch Master Small Cap Growth for which information is provided in this joint proxy statement, the contingent subadvisory agreement will only take effect upon recommendation from your Fund’s current investment adviser and upon the subsequent approval of your Fund’s Board of Directors/Trustees. It would be put in place to ensure that portfolio management services can continue during the course of completing the Transaction.

4.	For shareholders of each of Merrill Lynch Healthcare Fund, Inc. and Merrill Lynch Natural Resources Trust to approve a proposed change in the fundamental investment restriction relating to such Fund’s industry concentration.

Q:	Why am I being asked to vote on a new investment advisory agreement, a contingent subadvisory agreement and, for FDP Series, Inc., new subadvisory agreements?

A:	Merrill Lynch & Co., Inc. (“ML & Co.”) is the parent company of the Funds’ investment advisers and certain of the Funds’ subadvisers. ML & Co. has entered into an agreement to combine its investment management business, which includes the business of the Funds’ investment advisers and certain of the Funds’ subadvisers, with BlackRock, Inc., to form a new asset management company. As a result of the Transaction, ML & Co. is expected to have an ownership interest (including a voting interest) in the combined company. The Transaction will result in an assignment of the Funds’ investment advisory agreements, and, for the FDP Series, Inc., the subadvisory agreements, and thereby cause such agreements to terminate. The closing of the Transaction, which is currently expected to take place in the third quarter of 2006, is subject, among other things, to approval of the proposed new investment advisory arrangements by a sufficient number of the funds and client accounts managed by MLIM such that annualized revenues generated from such investment advisory arrangements are maintained at a level at least equal to 75% of such annualized revenues measured as of December 31, 2005. Your Fund’s Board of Directors/Trustees has approved, and recommends that you approve, the new investment advisory agreement and, for the FDP Series, Inc., the new subadvisory agreements. In addition, for shareholders of all Funds other than FDP Series, Inc., your Fund’s Board of Directors/Trustees has approved, and recommends that you approve, a contingent subadvisory agreement for the Fund, which will serve to ensure, to the extent deemed necessary by your Fund’s Board of Directors/Trustees, that portfolio management services can continue during the course of completing the Transaction.

Q:	How does the proposed new investment advisory agreement differ from my Fund’s existing agreement?

i

A:	Other than the identity of the investment adviser, each Fund’s new investment advisory agreement is similar in all material respects to its existing investment advisory agreement.

Q:	Will the total fees payable under my current investment advisory agreement increase?

A:	No. The total fees payable under the new investment advisory agreement, including waivers and expense reimbursements, will be no higher than the fees under your current investment advisory agreement. Any fees payable under the new FDP Series, Inc. subadvisory agreements and any contingent subadvisory agreement will be paid solely by your Fund’s adviser at no additional cost to you or your Fund. For those Funds currently operating under separate investment advisory and administration agreements, both functions will continue to operate independently and the fees payable under both agreements will remain the same.

Q:	How do the Board members suggest I vote in connection with the matters to be considered at the meeting?

A:	After careful consideration, the Board of your Fund recommends that you vote on the proposals relevant to your Fund being presented to shareholders at the meeting as follows:

•	FOR approval of the new investment advisory agreements;
•	FOR approval of the contingent subadvisory agreements;
•	FOR approval of the new FDP Series, Inc. subadvisory agreements;
•	FOR changing the fundamental investment restriction regarding industry concentration of Merrill Lynch Healthcare Fund;
•	FOR changing the fundamental investment restriction regarding industry concentration of Merrill Lynch Natural Resources Trust; and
•	AGAINST the shareholder proposal recommending divestiture of stock of Freeport McMoRan Copper & Gold, Inc.
Q:	Will my vote make a difference?

A:	Your vote is needed to ensure that a quorum is present at the meetings and that sufficient votes are cast so that the proposals can be acted upon. We encourage all shareholders to participate in the governance of their Fund.

Q:	Are the Funds paying for preparation, printing and mailing of this proxy?

A:	No, all costs will be borne by ML & Co. whether or not the proposals are successful.

Q:	Whom do I call if I have questions?

A:	If you need any assistance, or have any questions regarding the proposals or how to vote your shares, please call Computershare Fund Services at 1-800-645-4519.

Q:	How do I vote my shares?

A:	You can vote your shares by attending the meeting, or if you do not expect to attend, by completing and signing each enclosed proxy card and mailing it in the enclosed postage-paid envelope. Alternatively, you may vote by telephone by calling the toll-free number on the voting instruction form or by computer by going to the Internet address provided on the proxy card and following the instructions, using your voting instruction form as a guide.

It is important that you vote promptly.

ii

MASTER BASIC VALUE TRUST	CMA Florida Municipal Money Fund
MERRILL LYNCH BASIC VALUE FUND, INC.	CMA Massachusetts Municipal Money Fund
MERCURY BASIC VALUE FUND, INC.	CMA Michigan Municipal Money Fund
MASTER VALUE OPPORTUNITIES TRUST	CMA New Jersey Municipal Money Fund
MERRILL LYNCH VALUE OPPORTUNITIES FUND, INC.	CMA New York Municipal Money Fund
MERRILL LYNCH STRATEGY SERIES, INC. (3 series)	CMA North Carolina Municipal Money Fund
Merrill Lynch Strategy Growth and Income Fund	CMA Ohio Municipal Money Fund
Merrill Lynch Strategy Long-Term Growth Fund	CMA Pennsylvania Municipal Money Fund
Merrill Lynch Strategy All-Equity Fund	MASTER SENIOR FLOATING RATE TRUST
MERRILL LYNCH BALANCED CAPITAL FUND, INC.	MERRILL LYNCH SENIOR FLOATING RATE FUND, INC.
MERRILL LYNCH DISCIPLINED EQUITY FUND, INC.	MERRILL LYNCH SENIOR FLOATING RATE FUND II, INC.
MERRILL LYNCH GLOBAL GROWTH FUND, INC.	GLOBAL FINANCIAL SERVICES MASTER TRUST
MERRILL LYNCH NATURAL RESOURCES TRUST	MERRILL LYNCH GLOBAL FINANCIAL SERVICES FUND, INC.
MERRILL LYNCH READY ASSETS TRUST	MASTER U.S. HIGH YIELD TRUST
FAM SERIES FUND, INC. (14 series)	MERRILL LYNCH U.S. HIGH YIELD FUND, INC.
Mercury Balanced Capital Strategy Portfolio	MERRILL LYNCH EQUITY DIVIDEND FUND
Mercury Large Cap Core Strategy Portfolio	MASTER BOND TRUST
Mercury Core Bond Strategy Portfolio	Master Core Bond Portfolio
Mercury Global Allocation Strategy Portfolio	MERRILL LYNCH BOND FUND, INC. (3 series)
Mercury Fundamental Growth Strategy Portfolio	Core Bond Portfolio
Mercury High Yield Portfolio	Intermediate Term Portfolio
Mercury Intermediate Government Bond Portfolio	High Income Portfolio
Mercury Money Reserve Portfolio	MERRILL LYNCH DEVELOPING CAPITAL MARKETS FUND, INC.
Mercury Low Duration Portfolio	MERRILL LYNCH EUROFUND
Mercury Global SmallCap Portfolio	MERRILL LYNCH GLOBAL ALLOCATION FUND, INC.
Mercury Equity Dividend Portfolio	MERRILL LYNCH GLOBAL EQUITY OPPORTUNITIES FUND
Mercury Mid Cap Value Opportunities Portfolio	MERRILL LYNCH GLOBAL SMALLCAP FUND, INC.
Mercury Small Cap Index Portfolio	MERRILL LYNCH GLOBAL TECHNOLOGY FUND, INC.
Mercury International Index Portfolio	MERRILL LYNCH GLOBAL VALUE FUND, INC.
MERRILL LYNCH USA GOVERNMENT RESERVES	MERRILL LYNCH HEALTHCARE FUND, INC.
QUANTITATIVE MASTER SERIES TRUST (9 series)	MERRILL LYNCH LATIN AMERICA FUND, INC.
Master Aggregate Bond Index Series	MERRILL LYNCH MUNICIPAL BOND FUND, INC. (3 series)
Master Enhanced International Series	National Portfolio
Master Enhanced S&P 500 Series	Insured Portfolio
Master Enhanced Small Cap Series	Short-Term Portfolio
Master Extended Market Index Series	MERRILL LYNCH MUNICIPAL SERIES TRUST
Master International Index Series	Merrill Lynch Municipal Intermediate Term Fund
Master S&P 500 Index Series	MERRILL LYNCH PACIFIC FUND, INC.
Master Small Cap Index Series	MERRILL LYNCH UTILITIES AND TELECOMMUNICATIONS FUND, INC.
Master Mid Cap Index Series	MERRILL LYNCH FINANCIAL INSTITUTIONS SERIES TRUST
MERRILL LYNCH U.S. TREASURY MONEY FUND	Summit Cash Reserves Fund
MERRILL LYNCH INDEX FUNDS, INC. (4 series)	MASTER FOCUS TWENTY TRUST
Merrill Lynch Aggregate Bond Index Fund	MERRILL LYNCH FOCUS TWENTY FUND, INC.
Merrill Lynch International Index Fund	MASTER LARGE CAP SERIES TRUST (3 series)
Merrill Lynch S&P 500 Index Fund	Master Large Cap Growth Portfolio
Merrill Lynch Small Cap Index Fund	Master Large Cap Value Portfolio
MASTER MONEY TRUST	Master Large Cap Core Portfolio
CMA MONEY FUND	MERRILL LYNCH LARGE CAP SERIES FUNDS, INC. (3 series)
WCMA MONEY FUND	Merrill Lynch Large Cap Growth Fund
MASTER GOVERNMENT SECURITIES TRUST	Merrill Lynch Large Cap Value Fund
CMA GOVERNMENT SECURITIES FUND	Merrill Lynch Large Cap Core Fund
WCMA GOVERNMENT SECURITIES FUND	MERRILL LYNCH CALIFORNIA MUNICIPAL SERIES TRUST
MASTER TAX-EXEMPT TRUST	Merrill Lynch California Insured Municipal Bond Fund
CMA TAX-EXEMPT FUND	MERRILL LYNCH FOCUS VALUE FUND, INC.
WCMA TAX-EXEMPT FUND	MERRILL LYNCH FUNDAMENTAL GROWTH FUND, INC.
MASTER TREASURY TRUST	MERRILL LYNCH MULTI-STATE MUNICIPAL SERIES TRUST
CMA TREASURY FUND	(4 series)
WCMA TREASURY FUND	Merrill Lynch Florida Municipal Bond Fund
CMA MULTI-STATE MUNICIPAL SERIES TRUST (11 series)	Merrill Lynch New Jersey Municipal Bond Fund
CMA Arizona Municipal Money Fund	Merrill Lynch New York Municipal Bond Fund
CMA California Municipal Money Fund	Merrill Lynch Pennsylvania Municipal Bond Fund
CMA Connecticut Municipal Money Fund

MERRILL LYNCH RETIREMENT SERIES TRUST	Merrill Lynch International Value Fund
Merrill Lynch Retirement Reserves Money Fund	MERCURY MASTER TRUST (2 series)
MERRILL LYNCH U.S. GOVERNMENT FUND	Merrill Lynch Master Small Cap Growth Portfolio
MERRILL LYNCH SHORT-TERM U.S. GOVERNMENT FUND, INC.	Merrill Lynch Master International Portfolio
FAM VARIABLE SERIES FUNDS, INC. (16 series)	MERCURY FUNDS, INC. (2 series)
Mercury American Balanced V.I. Fund	Merrill Lynch Small Cap Growth Fund
Mercury Basic Value V.I. Fund	Merrill Lynch International Fund
Mercury Core Bond V.I. Fund	MASTER REAL INVESTMENT TRUST
Mercury Domestic Money Market V.I. Fund	MERRILL LYNCH REAL INVESTMENT FUND
Mercury Fundamental Growth V.I. Fund	MASTER INFLATION PROTECTED TRUST
Mercury Global Growth V.I. Fund	MERRILL LYNCH INFLATION PROTECTED FUND
Mercury Global Allocation V.I. Fund	FDP SERIES, INC. (4 series)
Mercury Government Bond V.I. Fund	Marsico Growth FDP Fund
Mercury High Current Income V.I. Fund	MFS Research International FDP Fund
Mercury Index 500 V.I. Fund	Franklin Templeton Total Return FDP Fund
Mercury Large Cap Core V.I. Fund	Van Kampen Value FDP Fund
Mercury Large Cap Growth V.I. Fund	MULTI-STRATEGY HEDGE ADVANTAGE
Mercury Large Cap Value V.I. Fund	MULTI-STRATEGY HEDGE OPPORTUNITIES, LLC
Mercury Value Opportunities V.I. Fund	MASTER INSTITUTIONAL MONEY MARKET TRUST (5 series)
Mercury Utilities and Telecommunications V.I. Fund	Master Premier Institutional Fund
Mercury International Value V.I. Fund	Master Institutional Fund
MERRILL LYNCH WORLD INCOME FUND, INC.	Master Institutional Tax-Exempt Fund
MANAGED ACCOUNT SERIES (4 series)	Master Government Fund
Mid Cap Value Opportunities Portfolio	Master Treasury Fund
High Income Portfolio	MERRILL LYNCH FUNDS FOR INSTITUTIONS SERIES (5 series)
U.S. Mortgage Portfolio	Merrill Lynch Premier Institutional Fund
Global SmallCap Portfolio	Merrill Lynch Institutional Fund
THE ASSET PROGRAM, INC.	Merrill Lynch Institutional Tax-Exempt Fund
Merrill Lynch Mid Cap Value Opportunities Fund	Merrill Lynch Treasury Fund
FUND ASSET MANAGEMENT MASTER TRUST	Merrill Lynch Government Fund
Low Duration Master Portfolio	MERRILL LYNCH PRINCIPAL PROTECTED TRUST (3 series)
MERRILL LYNCH INVESTMENT MANAGERS FUNDS, INC.	Merrill Lynch Basic Value Principal Protected Fund
Merrill Lynch Low Duration Fund	Merrill Lynch Fundamental Growth Principal Protected Fund
MERCURY FUNDS II	Merrill Lynch Core Principal Protected Fund

P.O. Box 9011
Princeton, New Jersey 08543-9011

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD JULY 31, 2006 OR AUGUST 15, 2006

To the Shareholders:

        NOTICE IS HEREBY GIVEN that a special meeting of the shareholders of each Fund listed above will be held at the offices of Merrill Lynch Investment Managers, L.P., 800 Scudders Mill Road, Plainsboro, New Jersey 08536, on Monday, July 31, 2006, or Tuesday, August 15, 2006 (see Appendix A of the enclosed joint proxy statement for the date of each Fund’s meeting), at 9:00 a.m. (Eastern time), for the following purposes:

ITEM 1.	To approve a new Investment Advisory Agreement for each Fund.

ITEM 2.	For shareholders of each series of FDP Series, Inc., only: To approve a new Subadvisory Agreement for each of the series of FDP Series, Inc. listed below:

Marsico Growth FDP Fund
MFS Research International FDP Fund
Franklin Templeton Total Return FDP Fund
Van Kampen Value FDP Fund

ITEM 3.	To approve a Contingent Subadvisory Agreement for each Fund other than FDP Series, Inc.

ITEM 4.	For shareholders of Merrill Lynch Healthcare Fund, Inc., only: To approve a proposed change in the fundamental investment restriction relating to industry concentration of Merrill Lynch Healthcare Fund, Inc.

ITEM 5.	For shareholders of Merrill Lynch Natural Resources Trust only: To approve a proposed change in the fundamental investment restriction relating to industry concentration of Merrill Lynch Natural Resources Trust.

ITEM 6.	For shareholders of Merrill Lynch Global Allocation Fund, Inc., only: To consider a shareholder proposal recommending divestiture of holdings in Freeport McMoRan Copper & Gold, Inc. stock.

ITEM 7.	To transact such other business as may properly come before the meeting and any adjournments or postponements thereof.

        The shareholders of each feeder Fund noted in Appendix A to the enclosed joint proxy statement will also vote in connection with matters applicable to their respective master trust.

        Your Directors/Trustees recommend that you vote FOR each of items 1, 2, 3, 4 and 5 as may be applicable to your Fund. The Directors of ML Global Allocation recommend that you vote AGAINST item 6.

        Shareholders of record on June 2, 2006 are entitled to vote at the meeting and at any adjournments or postponements thereof.

        If you own shares in more than one Fund as of June 2, 2006, you may receive more than one proxy card. Please be certain to vote each proxy card you receive.

        It is very important that your voting instructions be received prior to the meeting date. Instructions for shares held of record in the name of a nominee such as a broker-dealer or trustee of an employee benefit plan, may be subject to earlier cut-off dates established by such intermediaries for receipt of such instructions.

        You are cordially invited to attend any meeting at which you may vote shares. Shareholders who do not expect to attend any such meeting in person are requested to complete, date and sign the enclosed form of proxy and return it promptly in the envelope provided for this purpose. If you have been provided with the opportunity on your proxy card or voting instruction form to provide voting instructions via telephone or the Internet, please take advantage of these prompt and efficient voting options. The enclosed proxy is being solicited on behalf of the Board of Directors/Trustees of each Fund.

        If you have any questions regarding the enclosed proxy material or need assistance in voting your shares, please contact our proxy solicitor, Computershare Fund Services, at 1-800-645-4519.

By order of the Boards of Directors/Trustees, ALICE A. PELLEGRINO Secretary of the Funds

June __, 2006

3

TABLE OF CONTENTS

Page
JOINT PROXY STATEMENT	1

SUMMARY OF PROPOSALS AND FUNDS AFFECTED	3

Item 1—APPROVAL OF A NEW INVESTMENT ADVISORY AGREEMENT	10
Description of the Transaction	10
Section 15(f) of the 1940 Act	12
The New Investment Advisory Agreement	12
Comparison of Current Investment Advisory Agreements to the New Investment Advisory Agreements	13
Board Considerations	16
Information About the Advisers	21
Shareholder Approval	22

Item 2—APPROVAL OF NEW SUBADVISORY AGREEMENTS FOR EACH SERIES OF FDP SERIES, INC	22
Comparison of Current FDP Subadvisory Agreements to the New FDP Subadvisory Agreements	23
Board Considerations	25
Organization of the Subadvisers	25
Shareholder Approval	26

Item 3—APPROVAL OF A CONTINGENT SUBADVISORY AGREEMENT	26
Description of the Terms of the Contingent Subadvisory Agreements	27
Board Considerations	28
Information About the BlackRock Subadviser	28
Shareholder Approval	33

Item 4—APPROVAL OF PROPOSED CHANGE IN INVESTMENT RESTRICTION OF ML HEALTHCARE	29

Item 5—APPROVAL OF PROPOSED CHANGE IN INVESTMENT RESTRICTION OF ML NATURAL RESOURCES	30

Item 6—SHAREHOLDER PROPOSAL RECOMMENDING DIVESTITURE BY ML GLOBAL ALLOCATION OF FREEPORT MCMORAN COPPER & GOLD, INC. STOCK	31

Additional Information	32
Expenses and Methods of Proxy Solicitation	32
Quorum and Vote Required	32
Broker Non-Votes and Abstentions	37
Other Matters	37
Annual Report Delivery	37
Shareholder Meetings	37
Shareholder Proposals	38

i

Appendix A—Corporations, Trusts and Series	A-	1
Appendix B—Fund Information	B-	1
Appendix C—Comparison of Terms of Current Investment Advisory Agreements and New Investment
Advisory Agreements	C-	1
Appendix D—Form of New Investment Advisory Agreements	D-	1
Appendix E—Form of New FDP Subadvisory Agreements	E-	1
Appendix F—Form of Contingent Subadvisory Agreements	F-	1
Appendix G—Investment Advisory Agreements and FDP Subadvisory
Agreements—Dates, Approvals and Fees	G-	1
Appendix H—Board Approval of New Investment Advisory Agreement and
Contingent Subadvisory Agreement	H-	1
Appendix I—Fees Paid to Advisers, Subadvisers and Affiliates	I-	1
Appendix J—Directors and Principal Officers of Advisers and Subadvisers	J-	1
Appendix K—Other Funds Advised by BlackRock Advisors and Fee Schedules	K-	1
Appendix L—5% Share Ownership	L-	1

ii

SUBJECT TO COMPLETION
PRELIMINARY JOINT PROXY STATEMENT
DATED MAY 31, 2006

SPECIAL MEETING OF SHAREHOLDERS

JULY 31, 2006 or
AUGUST 15, 2006

JOINT PROXY STATEMENT

        This Joint Proxy Statement is furnished in connection with the solicitation by the Board of Directors or Trustees (each, a “Board,” and collectively, the “Boards,” and each Director or Trustee, a “Board Member,” and collectively, the “Board Members”) of the Funds1 (each a “Fund,” and collectively, the “Funds”) listed on the accompanying Notice to be voted at the special meeting of shareholders of each Fund to be held at 9:00 a.m. (Eastern time) on Monday, July 31, 2006, or Tuesday, August 15, 2006 (see Appendix A to this Joint Proxy Statement for the date of each Fund’s meeting) at the offices of Merrill Lynch Investment Managers, L.P., 800 Scudders Mill Road, Plainsboro, New Jersey 08536 (for each Fund, a “Meeting,” and collectively, the “Meetings”), and at any and all adjournments or postponements thereof. The Meetings will be held for the purposes set forth in the accompanying Notice.

        The Board of each Fund has determined that the use of this Joint Proxy Statement for each Meeting is in the best interests of the Fund and its shareholders in light of the similar matters being considered and voted on by the shareholders of each of the Funds. This Joint Proxy Statement and the accompanying materials are being mailed by the Boards on or about June 19, 2006.

        Each Fund, other than Multi-Strategy Hedge Opportunities, is organized as either a Massachusetts business trust or Delaware statutory trust (each, a “Trust”), a series of a Trust, a Maryland corporation (each, a “Corporation”), or a series of a Corporation. The Trusts and Corporations are registered investment companies. A list of each Trust, Corporation, and the series of each Trust and Corporation (if any), is set forth in Appendix A. Multi-Strategy Hedge Opportunities is organized as a Delaware limited liability company and is a registered investment company.

        Shareholders of record at the close of business on June 2, 2006 (the “Record Date”) are entitled to vote at the Meetings. With the exception of shareholders of Multi-Strategy Hedge Opportunities, shareholders of the Funds are entitled to one vote for each share held, with no shares having cumulative voting rights. Shareholders of Multi-Strategy Hedge Opportunities are entitled to a vote equal to the numeric value of each shareholder’s investment percentage as of the Record Date multiplied by 100.

        The number of shares of each Fund outstanding on the Record Date and the net assets of each Fund as of that date are shown in Appendix B. Except as set forth in Appendix L, to the knowledge of each Fund, as of the Record Date, no person is the beneficial owner of five percent or more of that Fund’s outstanding shares.

        For each Fund in which you owned shares on the Record Date, a proxy card or voting instruction form, bearing the Fund’s name, is included with this Joint Proxy Statement. If you own shares in more than one Fund as of the Record Date, you will receive more than one proxy card or voting instruction form. Please complete EACH proxy card you receive, or if you vote by telephone or over the Internet, please vote on the proposals affecting EACH Fund you own.

        The shareholders of each feeder Fund noted in Appendix A to this Joint Proxy Statement (each, a “Feeder Fund”) will also vote in connection with matters applicable to their respective master trust (each, a “Master Trust”).

[1]	The Funds will be referred to throughout this Joint Proxy Statement by the defined terms as set forth in Appendix A.

        All properly executed proxies received prior to a Fund’s Meeting will be voted at that Meeting. On the matters coming before each Meeting as to which a shareholder has specified a choice on that shareholder’s proxy, the shares will be voted accordingly. If you are the record owner of your Fund shares and your proxy is properly executed and returned and no choice is specified, the shares will be voted as follows: (a) FOR approval of the new investment advisory agreement, (b) FOR approval of the new subadvisory agreement for each series of FDP Series, Inc., in which you own shares, (c) FOR approval of the contingent subadvisory agreement for all Funds other than FDP Series, Inc., (d) with respect to ML Healthcare and ML Natural Resources, FOR approval of a proposed change in the fundamental investment restriction relating to industry concentration, and (e) with respect to ML Global Allocation, AGAINST the shareholder proposal recommending divestiture of Freeport McMoRan Copper & Gold, Inc. stock. Shareholders who execute proxies may revoke them at any time before they are voted by filing with the applicable Fund a written notice of revocation, by delivering a duly executed proxy bearing a later date or by attending the Meeting and voting in person. If your shares are held by your broker or dealer, you must provide voting instructions to such broker or dealer in order to vote your shares.

        Annual reports are sent to shareholders of record of each Fund following the Fund’s fiscal year end. Each Fund will furnish, without charge, a copy of its annual report and most recent semi-annual report succeeding the annual report, if any, to a shareholder upon request. Such written or oral requests should be directed to the Fund at P.O. Box 9011, Princeton, New Jersey 08543-9011 or by calling Financial Data Services, Inc. toll free at 1-800-637-3863.

        Please note that only one annual report or Joint Proxy Statement may be delivered to two or more shareholders of a Fund who share an address, unless the Fund has received instructions to the contrary. To request a separate copy of an annual report or the Joint Proxy Statement, or for instructions as to how to request a separate copy of these documents or as to how to request a single copy if multiple copies of these documents are received, shareholders should contact the applicable Fund at the address and phone number set forth above.

YOUR VOTE IS IMPORTANT

To avoid unnecessary expense of further solicitation, we urge you to indicate voting instructions on the enclosed proxy card, date and sign it and return it promptly in the envelope provided, no matter how large or small your holdings may be. If you submit a properly executed proxy but do not indicate how you wish your shares to be voted, your shares will be voted in accordance with the recommendations of your Fund’s Board. If your shares are held in the name of your broker or dealer (i.e., in “street name”), you must provide voting instructions to your broker or dealer about how to vote your shares in order for your broker or dealer to vote your shares on any proposal.

2

SUMMARY OF PROPOSALS AND FUNDS AFFECTED

        The following chart specifies the Funds whose shareholders will be voting at the Meetings on each of the proposals being presented for shareholder consideration. In addition to these proposals, a shareholder of ML Global Allocation has submitted a proposal to be presented to the shareholders of ML Global Allocation only. The proposals are set forth in the Notice and are discussed in detail in the Joint Proxy Statement.

Fund	Proposal No. 1- To Approve New Investment Advisory Agreement	Proposal No. 2- To Approve New FDP Subadvisory Agreements	Proposal No. 3- To Approve Contingent Subadvisory Agreement	Proposal Nos. 4 and 5- To Approve Change in Fundamental Investment Restriction	Proposal No. 6- Shareholder Proposal Recommending Divestiture

Master Basic Value	✓		✓

ML Basic Value	✓		✓

Mercury Basic Value	✓		✓

Master Value Opportunities	✓		✓

ML Value Opportunities	✓		✓

ML Strategy Growth and Income	✓		✓

ML Strategy Long-Term Growth	✓		✓

ML Strategy All-Equity	✓		✓

ML Balanced Capital	✓		✓

ML Disciplined Equity	✓		✓

ML Global Growth	✓		✓

ML Natural Resources	✓		✓	✓ (item 5 only)

ML Ready Assets	✓		✓

Mercury Balanced Capital	✓		✓

Mercury Large Cap Core	✓		✓

Mercury Core Bond	✓		✓

Mercury Global Allocation	✓		✓

Mercury Fundamental Growth	✓		✓

Mercury High Yield	✓		✓

Mercury Intermediate Government Bond	✓		✓

Mercury Money Reserve	✓		✓

3

Fund	Proposal No. 1- To Approve New Investment Advisory Agreement	Proposal No. 2- To Approve New FDP Subadvisory Agreements	Proposal No. 3- To Approve Contingent Subadvisory Agreement	Proposal Nos. 4 and 5- To Approve Change in Fundamental Investment Restriction	Proposal No. 6- Shareholder Proposal Recommending Divestiture

Mercury Low Duration	✓		✓

Mercury Global SmallCap	✓		✓

Mercury Equity Dividend	✓		✓

Mercury Mid Cap	✓		✓

Mercury Small Cap	✓		✓

Mercury International Index	✓		✓

ML USA Government	✓		✓

ML U.S. Treasury	✓		✓

QMST Aggregate Bond	✓		✓

QMST Enhanced International	✓		✓

QMST Enhanced S&P 500	✓		✓

QMST Enhanced Small Cap	✓		✓

QMST Extended Market Index	✓		✓

QMST International Index	✓		✓

QMST S&P 500 Index	✓		✓

QMST Small Cap Index	✓		✓

QMST Mid Cap Index	✓		✓

ML Aggregate Bond Index	✓		✓

ML International Index	✓		✓

ML S&P 500 Index	✓		✓

ML Small Cap Index	✓		✓

Master Money	✓		✓

CMA Money	✓		✓

WCMA Money	✓		✓

Master Government Securities	✓		✓

4

Fund	Proposal No. 1- To Approve New Investment Advisory Agreement	Proposal No. 2- To Approve New FDP Subadvisory Agreements	Proposal No. 3- To Approve Contingent Subadvisory Agreement	Proposal Nos. 4 and 5- To Approve Change in Fundamental Investment Restriction	Proposal No. 6- Shareholder Proposal Recommending Divestiture

CMA Government Securities	✓		✓

WCMA Government Securities	✓		✓

Master Tax-Exempt	✓		✓

CMA Tax-Exempt	✓		✓

WCMA Tax-Exempt	✓		✓

Master Treasury	✓		✓

CMA Treasury	✓		✓

WCMA Treasury	✓		✓

CMA Arizona	✓		✓

CMA California	✓		✓

CMA Connecticut	✓		✓

CMA Florida	✓		✓

CMA Massachusetts	✓		✓

CMA Michigan	✓		✓

CMA New Jersey	✓		✓

CMA New York	✓		✓

CMA North Carolina	✓		✓

CMA Ohio	✓		✓

CMA Pennsylvania	✓		✓

Master Senior Floating Rate	✓		✓

ML Senior Floating Rate	✓		✓

ML Senior Floating Rate II	✓		✓

Global Financial Services Master	✓		✓

ML Global Financial Services	✓		✓

Master U.S. High Yield	✓		✓

5

Fund	Proposal No. 1- To Approve New Investment Advisory Agreement	Proposal No. 2- To Approve New FDP Subadvisory Agreements	Proposal No. 3- To Approve Contingent Subadvisory Agreement	Proposal Nos. 4 and 5- To Approve Change in Fundamental Investment Restriction	Proposal No. 6- Shareholder Proposal Recommending Divestiture

ML U.S. High Yield	✓		✓

ML Equity Dividend	✓		✓

Master Core Bond	✓		✓

ML Bond Core Bond	✓		✓

ML Bond Intermediate Term	✓		✓

ML Bond High Income	✓		✓

ML Developing Capital Markets	✓		✓

ML EuroFund	✓		✓

ML Global Allocation	✓		✓		✓

ML Global Equity	✓		✓

ML Global SmallCap	✓		✓

ML Global Technology	✓		✓

ML Global Value	✓		✓

ML Healthcare	✓		✓	✓ (item 4 only)

ML Latin America	✓		✓

ML Muni Bond National	✓		✓

ML Muni Bond Insured	✓		✓

ML Muni Bond Short-Term	✓		✓

ML Municipal Intermediate Term	✓		✓

ML Pacific	✓		✓

ML Utilities	✓		✓

Summit	✓		✓

Master Focus Twenty	✓		✓

ML Focus Twenty	✓		✓

Master Large Cap Growth	✓		✓

6

Fund	Proposal No. 1- To Approve New Investment Advisory Agreement	Proposal No. 2- To Approve New FDP Subadvisory Agreements	Proposal No. 3- To Approve Contingent Subadvisory Agreement	Proposal Nos. 4 and 5- To Approve Change in Fundamental Investment Restriction	Proposal No. 6- Shareholder Proposal Recommending Divestiture

Master Large Cap Value	✓		✓

Master Large Cap Core	✓		✓

ML Large Cap Growth	✓		✓

ML Large Cap Value	✓		✓

ML Large Cap Core	✓		✓

ML California Insured	✓		✓

ML Focus Value	✓		✓

ML Fundamental Growth	✓		✓

ML Florida	✓		✓

ML New Jersey	✓		✓

ML New York	✓		✓

ML Pennsylvania	✓		✓

ML Retirement Reserves	✓		✓

ML U.S. Government	✓		✓

ML Short-Term U.S. Government	✓		✓

Mercury American Balanced V.I.	✓		✓

Mercury Basic Value V.I.	✓		✓

Mercury Core Bond V.I.	✓		✓

Mercury Domestic Money Market V.I.	✓		✓

Mercury Fundamental Growth V.I.	✓		✓

Mercury Global Growth V.I.	✓		✓

Mercury Global Allocation V.I.	✓		✓

Mercury Government Bond V.I.	✓		✓

Mercury High Current Income V.I.	✓		✓

Mercury Index 500 V.I.	✓		✓

7

Fund	Proposal No. 1- To Approve New Investment Advisory Agreement	Proposal No. 2- To Approve New FDP Subadvisory Agreements	Proposal No. 3- To Approve Contingent Subadvisory Agreement	Proposal Nos. 4 and 5- To Approve Change in Fundamental Investment Restriction	Proposal No. 6- Shareholder Proposal Recommending Divestiture

Mercury Large Cap Core V.I.	✓		✓

Mercury Large Cap Growth V.I.	✓		✓

Mercury Large Cap Value V.I.	✓		✓

Mercury Value Opportunities V.I.	✓		✓

Mercury Utilities V.I.	✓		✓

Mercury International Value V.I.	✓		✓

ML World Income	✓		✓

Managed Account Mid Cap Value	✓		✓

Managed Account High Income	✓		✓

Managed Account U.S. Mortgage	✓		✓

Managed Account Global SmallCap	✓		✓

Asset Program	✓		✓

Low Duration Master	✓		✓

ML Low Duration	✓		✓

ML International Value	✓		✓

ML Master International	✓		✓

ML Master Small Cap Growth	✓		✓

ML Small Cap Growth	✓		✓

ML International	✓		✓

Master Real Investment	✓		✓

ML Real Investment	✓		✓

Master Inflation Protected	✓		✓

ML Inflation Protected	✓		✓

Marsico Growth FDP	✓	✓

MFS Research International FDP	✓	✓

8

Fund	Proposal No. 1- To Approve New Investment Advisory Agreement	Proposal No. 2- To Approve New FDP Subadvisory Agreements	Proposal No. 3- To Approve Contingent Subadvisory Agreement	Proposal Nos. 4 and 5- To Approve Change in Fundamental Investment Restriction	Proposal No. 6- Shareholder Proposal Recommending Divestiture

Franklin Templeton Total Return FDP	✓	✓

Van Kampen Value FDP	✓	✓

Multi-Strategy Hedge Advantage	✓		✓

Multi-Strategy Hedge Opportunities	✓		✓

Master Premier Institutional	✓		✓

Master Institutional	✓		✓

Master Institutional Tax-Exempt	✓		✓

Master Institutional Government	✓		✓

Master Institutional Treasury	✓		✓

ML Premier Institutional	✓		✓

ML Institutional	✓		✓

ML Institutional Tax-Exempt	✓		✓

ML Institutional Treasury	✓		✓

ML Institutional Government	✓		✓

ML Basic Value Principal Protected	✓		✓|

ML Fundamental Growth Principal Protected	✓		✓

ML Core Principal Protected	✓		✓

9

ITEM 1—APPROVAL OF A NEW INVESTMENT ADVISORY AGREEMENT

        At the Meeting, you will be asked to approve a new investment advisory agreement between your Fund and BlackRock Advisors, Inc. (each a “New Investment Advisory Agreement,”and collectively, the “New Investment Advisory Agreements”). For a general description of the proposed New Investment Advisory Agreement and a general comparison of the proposed New Investment Advisory Agreement and the investment advisory or management agreements currently in effect for each Fund (each, a “Current Investment Advisory Agreement,” and collectively, the “Current Investment Advisory Agreements”) see “The New Investment Advisory Agreement” and “Comparison of Current Investment Advisory Agreements to the New Investment Advisory Agreements” below. A detailed comparison of the proposed New Investment Advisory Agreement with a standard form of Current Investment Advisory Agreement is included in Appendix C. The form of the New Investment Advisory Agreement for the Funds is attached hereto as Appendix D.

        Merrill Lynch Investment Managers, L.P. (“MLIM”), Fund Asset Management, L.P. (“FAM”), Merrill Lynch Investment Managers International Limited (“MLIM-LTD”), Merrill Lynch Asset Management U.K. Limited (“MLAM U.K.”) and Merrill Lynch Alternative Investments LLC (“MLAI”) currently provide investment advisory services to the Funds. MLIM, FAM, MLIM-LTD, MLAM U.K. and MLAI (each, an “Adviser,” and collectively, the “Advisers”) serve as investment advisers to the Funds as set forth in Appendix B and are responsible for the Funds’ overall investment strategy and its implementation. The date of each Fund’s Current Investment Advisory Agreement and the date on which it was last approved by shareholders and approved for continuance by the Board is provided in Appendix G.

        The Board Members are proposing a New Investment Advisory Agreement for each Fund because the Current Investment Advisory Agreements will terminate upon completion of the Transaction. This Transaction is discussed in more detail below. As required by the 1940 Act, each Current Investment Advisory Agreement provides for automatic termination upon its “assignment.” Under the 1940 Act, a change in control of an investment adviser constitutes an “assignment.” The consummation of the Transaction will result in the assignment of the Current Investment Advisory Agreements, and their automatic termination. Therefore, as described below, shareholders of each Fund are being asked to approve a New Investment Advisory Agreement for their Fund. The New Investment Advisory Agreements would only be effective as of the consummation of the Transaction. If the Transaction is never completed, the New Investment Advisory Agreements would not go into effect and the Current Investment Advisory Agreements would continue in effect.

Description of the Transaction

        On February 15, 2006, Merrill Lynch & Co., Inc. (“ML & Co.”) entered into a definitive agreement (the “Transaction Agreement”) with BlackRock, Inc. to combine MLIM and certain affiliates, including FAM, MLAM U.K. and MLIM-LTD (together, “MLIM”), with BlackRock, Inc., to form a new asset management company (“New BlackRock”) that will be one of the world’s largest asset management firms with approximately $1 trillion of assets under management based on pro forma combined assets as of December 31, 2005. ML & Co. is expected to have an ownership interest (including a voting interest) in New BlackRock.

        The closing of the Transaction, which is currently expected to take place in the third quarter of 2006, is subject, among other things, to approval by shareholders of BlackRock, Inc., approval of the proposed new investment advisory arrangements by a sufficient number of the funds and client accounts managed by MLIM such that annualized revenues generated from such investment advisory arrangements are maintained at a level at least equal to 75% of such annualized revenues measured as of December 31, 2005, receipt of certain domestic and international regulatory approvals (including expiration of the required waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended) and other customary closing conditions.

        ML & Co., a Delaware corporation formed in 1973, is a holding company that, through its subsidiaries and affiliates, provides broker-dealer, investment banking, financing, wealth management, advisory, asset management, insurance, lending and related products and services on a global basis. ML & Co.’s investment management business being transferred to BlackRock, Inc. in the Transaction had $576.1 billion of assets under management as of March 31, 2006. MLIM offers a wide range of investment management capabilities to retail and institutional

10

investors through proprietary and third-party distribution channels globally. MLIM’s asset management capabilities include equity, fixed income, money market, index, enhanced index and alternative investments, which are offered through vehicles such as mutual funds, privately managed accounts, and retail and institutional separate accounts. ML & Co., MLIM and their respective affiliates are sometimes referred to herein as “Merrill Lynch”.

        BlackRock, Inc., a Delaware corporation formed in 1988 (together, with its subsidiaries, “BlackRock”), is one of the largest publicly traded investment management-specific firms in the United States, with $463.1 billion of assets under management at March 31, 2006. BlackRock manages fixed income, cash management, equity and alternative investment products on behalf of institutional and individual investors worldwide. BlackRock also offers risk management, investment system outsourcing and financial advisory services to institutional investors under the BlackRock Solutions® brand name.

        It is anticipated that following the closing of the Transaction, the majority of the Funds and any Advisers being transferred to BlackRock in the Transaction will operate under the BlackRock brand.

        New BlackRock will be the largest publicly traded investment management-specific firm in the United States on the basis of pro forma combined assets under management as of December 31, 2005. Its shares of common stock will be listed on the New York Stock Exchange, Inc. (the “NYSE”). The board of directors of New BlackRock will consist of 17 members (nine independent, four New BlackRock management, two Merrill Lynch and two PNC Financial Services Group, Inc.). The audit, nominating and compensation committees of the board will consist exclusively of independent directors.

        The strategic rationale of the Transaction for ML & Co. and BlackRock is to bring together the highly complementary strengths of MLIM and BlackRock in asset classes, investment products, distribution channels and global platforms and achieve the larger operating and financial scale necessary to compete effectively on a global basis. MLIM and BlackRock believe they share similar values and cultures with a commitment to teamwork and excellence and a strong emphasis on performance and regulatory compliance. ML & Co. believes that there are certain advantages to operating an investment advisory business as an independent company rather than as part of a diversified financial company in part because of differences between the broker-dealer and investment advisory businesses. Each business is distinct in terms of the services provided to and the relationship with customers, the marketing of such services, the compensation arrangements and the potential conflicts of interest involved. Broker-dealers and investment advisers operate under separate regulatory regimes which reflect these differences. The increased independence of the investment adviser may alleviate some of the potential conflicts of interest that exist between providing investment advisory services and the distribution of advisory services by broker-dealers.

        The Funds have been advised by ML & Co. and BlackRock that the Transaction is designed to bring together the best of both organizations including:

•	New BlackRock will offer investment management services in every major asset class, encompassing equity, fixed income, liquidity and alternative investments.
•	Access to Merrill Lynch’s industry-leading retail presence in the U.S. and its strong reputation in Europe and Asia match up well with BlackRock’s global institutional client base.
•	Use of the BlackRock brand provides a well-known, established brand that can be used in all channels and provides New BlackRock with a significant opportunity to access a larger U.S. third party retail distribution operation which in the case of MLIM is now constrained by the use of the Merrill Lynch brand.
•	New BlackRock is expected to have enhanced growth prospects both organically and through acquisitions due to the larger operational and financial scale and its ability to use the asset management-specific publicly traded stock of New BlackRock to make acquisitions.
•	MLIM is expected to benefit from access to BlackRock’s state of the art technology and risk management analytic tools, including the investment tools, outsourcing and advisory services to institutional investors provided under the BlackRock Solutions® brand name.

11

•	The enhanced scale and leverage and the singular focus on investment management should provide New BlackRock with opportunities to provide the highest quality client service, to attract and retain talented professionals as well as to enhance the ability to make ongoing reinvestments in the business and achieve cost efficiencies.
•	New BlackRock is expected to have over 4,500 employees in 18 countries and a major presence in most key markets, including the United States, the United Kingdom, Asia, Australia, the Middle East and Europe.

        In anticipation of the Transaction, members of the Funds’ Boards have had a number of telephonic and in person meetings and met both formally and in informational sessions during April and May 2006 and on June __, 2006, for purposes of, among other things, considering whether it would be in the best interests of each Fund and its shareholders to approve the New Investment Advisory Agreement between each Fund and BlackRock Advisors, Inc. (“BlackRock Advisors”). The 1940 Act requires that the New Investment Advisory Agreements be approved by the Funds’ shareholders in order to become effective. At the in person meetings, and for the reasons discussed below (see “Board Considerations” below), each Board, including a majority of the Board Members who are not “interested persons,” as defined in the 1940 Act (“Independent Board Members”), approved each New Investment Advisory Agreement applicable to each Fund overseen by that Board and recommended its approval by shareholders as being in the best interests of the Fund and its shareholders. In the event shareholders of a Fund do not approve the New Investment Advisory Agreement, the Fund’s Board will take such action as it deems to be in the best interests of the Fund and its shareholders. The Boards also have approved the issuance of new classes of shares for certain Funds and new distribution arrangements with respect to these new share classes, including higher distribution fees for certain new share classes, to take effect after the closing of the Transaction. The Boards also approved revised front-end sales charge schedules with respect to certain classes of shares of the Funds. For additional information regarding these changes, see www.______.com. Additionally, the Boards considered and approved certain reorganizations involving the Funds and certain BlackRock funds.

Section 15(f) of the 1940 Act

        In completing the Transaction, Merrill Lynch and BlackRock have agreed to comply with Section 15(f) of the 1940 Act. Section 15(f) provides in substance that when a sale of securities or a controlling interest in an investment adviser to an investment company occurs, the investment adviser or any of its affiliated persons may receive any amount or benefit in connection with the sale so long as two conditions are satisfied. The first condition of Section 15(f) is that during the three-year period following the consummation of a transaction, at least 75% of the investment company’s board must not be “interested persons” (as defined in the 1940 Act) of the investment adviser or predecessor adviser. Each Fund’s Board currently meets this test and is expected to do so after the Transaction is completed. Second, an “unfair burden” must not be imposed on the investment company as a result of the transaction relating to the sale of such interest, or any express or implied terms, conditions or understandings applicable thereto. The term “unfair burden” (as defined in the 1940 Act) includes any arrangement during the two-year period after the transaction whereby the investment adviser (or predecessor or successor adviser), or any “interested person” (as defined in the 1940 Act) of such an adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its security holders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter for the investment company). Merrill Lynch and BlackRock have agreed under the Transaction Agreement to conduct, and use reasonable best efforts to cause their respective affiliates to conduct, their respective businesses in compliance with the conditions of Section 15(f) in relation to any public funds advised by BlackRock or MLIM, respectively.

The New Investment Advisory Agreement

        As noted above, under the requirements of the 1940 Act, each Fund is required to enter into a new investment advisory agreement as a result of the Transaction. The Current Investment Advisory Agreements pursuant to which the Funds currently receive investment advisory services differ in many cases from Fund to Fund and in some cases contain different provisions as to the nature of the services provided. It is proposed that the Funds use this

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opportunity to both standardize the terms of the agreements used in the fund complex and to update the agreements. Although the language of each Fund’s agreement may vary, it is proposed that the basic management arrangements applicable to a Fund not change. The fees to be paid and services to be provided under the New Investment Advisory Agreement applicable to a Fund will be no higher than the fees under that Fund’s Current Investment Advisory Agreement.

        Under the New Investment Advisory Agreements, BlackRock Advisors will provide the same level of advisory and, as applicable, administrative services to each Fund as provided under the Current Investment Advisory Agreements. The schedule of fees payable under a Fund’s New Investment Advisory Agreement will be identical to the schedule of fees currently payable by that Fund under its Current Investment Advisory Agreement, except that additional breakpoints have been added to the advisory fee schedule for certain Funds that would have the effect of lowering those Funds’ average fee rates if the Funds grow in size. MLIM has agreed to institute these additional breakpoints for these Funds on a voluntary basis under the Current Investment Advisory Agreements. Therefore, assuming identical asset levels, the fees payable to BlackRock Advisors under each New Investment Advisory Agreement will in each case be no greater than the aggregate fees currently payable to the Advisers by the Fund for investment advisory and fund administration services. In addition, Merrill Lynch and BlackRock have assured the Boards that the same level of advisory and administrative services will be provided to each Fund under the New Investment Advisory Agreements as are currently provided under the Current Investment Advisory Agreements and any separate administrative agreements. Merrill Lynch and BlackRock have assured the Board of each Fund that the nature and scope of services provided under the Current Investment Advisory Agreements will continue undiminished under the New Investment Advisory Agreements.

Comparison of Current Investment Advisory Agreements to the New Investment Advisory Agreements

        Set forth below is a general description of the terms of the New Investment Advisory Agreements and a general comparison with the terms of the Current Investment Advisory Agreements. A copy of the form of the New Investment Advisory Agreement for each Fund is attached to this Joint Proxy Statement as Appendix D and you should refer to Appendix D for the complete terms of your Fund’s New Investment Advisory Agreement. A more detailed comparison of the proposed New Investment Advisory Agreement with a standard form of Current Investment Advisory Agreement is set forth in Appendix C.

        Fees. There is no change in the schedule of fees payable by any Fund under its New Investment Advisory Agreement for investment advisory and, if applicable, for fund administration services, except that breakpoints were added to the investment advisory fee schedule for certain Funds that would have the effect of lowering those Funds’ average fee rates if the Funds grow in size, as indicated in Appendix G. MLIM has agreed to institute these additional breakpoints for these Funds on a voluntary basis under the Current Investment Advisory Agreements. In addition, with respect to certain Funds, the Advisers have either contractually or voluntarily agreed to waive advisory fees or reimburse the Fund to the extent that total operating expenses (excluding interest, taxes, certain securities lending costs, brokerage commissions, and extraordinary expenses), as a percentage of its average net assets, exceeds the rates agreed to in the existing fee waiver or expense limitation agreements. MLIM and BlackRock have agreed, for the time being, to continue any such fee waivers or expense reimbursements on the same terms and conditions.

        Fees for investment advisory, and, if applicable, for fund administration services will be paid by each Fund as a percentage of such Fund’s average net assets. For more information about the fee paid by each Fund, see Appendix G which lists the rate of compensation described in each Fund’s Current Investment Advisory Agreement and New Investment Advisory Agreement. Amounts paid (after waivers and reimbursements, if any) by each Fund to its Adviser or an affiliate of the Adviser during the Fund’s last fiscal year are shown in Appendix I.

        Investment Advisory Services. Each New Investment Advisory Agreement generally provides that, subject to the direction and control of the Fund’s Board, BlackRock Advisors will (a) act as investment adviser for and supervise and manage the investment and reinvestment of the Fund’s assets with complete discretion in purchasing and selling securities and other assets for the Fund and in voting, exercising consents and exercising all other rights pertaining to such securities and other assets on behalf of the Fund, (b) supervise continuously the investment program of the Fund and the composition of its investment portfolio, (c) arrange, subject to the restrictions of the Fund’s organizational documents, the provisions of the 1940 Act and the Investment Advisers Act of 1940, as

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amended (the “Advisers Act”), and the Fund’s investment objectives and policies, and the applicable rules and regulations of the Securities and Exchange Commission (“Commission”), and other applicable federal and state law, as well as any specific policies and determinations of the Fund’s Board disclosed to BlackRock Advisors, for the purchase and sale of securities and other assets held in the investment portfolio of the Fund; and (d) provide investment research to the Fund. Each Current Investment Advisory Agreement provides for substantially similar services.

        Under each Fund’s New Investment Advisory Agreement, BlackRock Advisors also will place orders either directly with the issuer or with any broker or dealer. In placing orders with brokers and dealers, BlackRock Advisors will attempt to obtain the best price and the most favorable execution of its orders. Consistent with this obligation, BlackRock Advisors may select brokers on the basis of the research, statistical and pricing services they provide to the Fund and other clients of BlackRock Advisors. Subject to this requirement and the provisions of the 1940 Act, the Securities Exchange Act of 1934, as amended, and other applicable provisions of law, BlackRock Advisors may select brokers and dealers with which it or the Fund is affiliated. Each Current Investment Advisory Agreement also contains substantially similar provisions regarding the selection of brokers or dealers to execute transactions on behalf of a Fund.

        The New Investment Advisory Agreement for each Fund provides that the services of BlackRock Advisors are not exclusive to the Funds, and BlackRock Advisors and its affiliates may render services to others. Each Current Investment Advisory Agreement contains the same provision.

        The New Investment Advisory Agreement for each Fund provides that BlackRock Advisors may to the extent permitted by applicable law appoint one or more sub-advisers, including affiliates of BlackRock Advisors, to perform investment advisory services with respect to the Funds. BlackRock Advisors may terminate any or all sub-advisers in its sole discretion at any time to the extent permitted by applicable law. A similar provision is included in many of the Current Investment Advisory Agreements. It is anticipated that pursuant to this provision, and in compliance with Commission rules and interpretations, BlackRock Advisors may appoint one or more affiliates to act as sub-advisers for some or all of the Funds. Subject to approval of a specific Fund’s Board, BlackRock Advisors may appoint affiliated sub-advisers under certain conditions without shareholder approval under current applicable law.

        Fund Administration Services. Except as discussed below, under the New Investment Advisory Agreement for each Fund, BlackRock Advisors is obligated to provide, or arrange for its affiliates to provide, certain administrative services on behalf of the Fund. These administrative services include furnishing office facilities and equipment and clerical, bookkeeping and administrative services (other than such services provided by a Fund’s custodian, transfer agent and dividend disbursing agent and other service providers) to a Fund. To the extent requested by a Fund, BlackRock Advisors will provide other administrative services, including overseeing the maintenance by a Fund’s custodian and transfer agent and dividend disbursing agent of certain books and records of a Fund and consulting with the Fund’s officers, independent accountants, legal counsel, custodian, accounting agent and transfer and dividend disbursing agent in establishing the accounting policies of a Fund and monitoring financial and shareholder accounting services. The Current Investment Advisory Agreement for each Fund, except as discussed below, provides for substantially similar administration services.

        The Funds listed below will have separate administration agreements with BlackRock Advisors or one of its affiliates pursuant to which the administrative services discussed above will be provided:

ML Basic Value*	CMA Money
Mercury Basic Value	WCMA Money
ML Value Opportunities	CMA Government Securities
ML Strategy Growth and Income	WCMA Government Securities
ML Strategy Long-Term Growth	CMA Tax-Exempt
ML Strategy All-Equity	WCMA Tax-Exempt
ML Aggregate Bond Index	CMA Treasury
ML International Index	WCMA Treasury
ML S&P 500 Index	ML Senior Floating Rate
ML Small Cap Index	ML Senior Floating Rate II

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ML Global Financial Services	ML International
ML U.S. High Yield	ML Real Investment
ML Focus Twenty	ML Inflation Protected
ML Large Cap Growth	Multi-Strategy Hedge Opportunities
ML Large Cap Value	ML Premier Institutional
ML Large Cap Core	ML Institutional
ML Low Duration	ML Institutional Tax-Exempt
ML International Value	ML Institutional Treasury
ML Small Cap Growth	ML Institutional Government

*	ML Basic Value’s administration agreement provides that the entire administration fee is waived.

        The Funds listed in Appendix A in the table “Master/Feeder Funds” are each organized in a master/feeder structure in which the Feeder Fund invests all or substantially all of its assets in a corresponding Master Trust with the same investment objectives and strategies as the relevant Feeder Fund. As long as a Feeder Fund remains in a master/feeder structure, all administrative services will be provided at the feeder level.

        Regardless of whether a Fund receives administrative services under its Current Investment Advisory Agreement or under a separate administration agreement, Merrill Lynch and BlackRock have assured the Boards that the nature and level of administrative services provided to the Funds will not be diminished as a result of the Transaction or the implementation of the New Investment Advisory Agreements. In addition, any fees for administrative services, whether payable under a Current Investment Advisory Agreement or a separate administrative agreement, will not increase as a result of the Transaction or the New Investment Advisory Agreement.

        Payment of Expenses. The New Investment Advisory Agreements require BlackRock Advisors to bear all costs and expenses of its employees and any overhead incurred in connection with its duties under the New Investment Advisory Agreement and to bear the costs of any salaries or fees of any officers or Board Members of the Fund who are affiliated persons (as defined in the 1940 Act) of BlackRock Advisors; provided that the Board of the Fund may approve reimbursement to BlackRock Advisors of a pro-rata portion of certain employment costs for the time spent on Fund operations (including, without limitation, compliance matters) (other than the provision of investment advice and administrative services required to be provided under the New Investment Advisory Agreement) of all personnel employed by BlackRock Advisors who devote substantial time to Fund operations or the operations of other investment companies advised by BlackRock Advisors.

        In addition, in the New Investment Advisory Agreement of ML Balanced Capital, as is the case in the Current Investment Advisory Agreement of ML Balanced Capital, the Adviser will continue to be responsible for providing all accounting services to the Fund.

        Except for these expenses detailed above, BlackRock Advisors is not responsible for a Fund’s expenses.

        The provisions contained in each Fund’s New Investment Advisory Agreement addressing allocation of expenses is substantially similar in all material respects to those contained in that Fund’s Current Investment Advisory Agreement.

        Limitation on Liability. Under each Fund’s New Investment Advisory Agreement, BlackRock Advisors will not be liable for any error of judgment or mistake of law or for any loss suffered by BlackRock Advisors or by the Fund in connection with the performance of the New Investment Advisory Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its duties under the New Investment Advisory Agreement. Other than the identity of the Fund and the Adviser, each Fund’s Current Investment Advisory Agreement includes a similar provision.

        Indemnity. Under each Fund’s New Investment Advisory Agreement, the Fund may, in the Board’s discretion, indemnify BlackRock Advisors, and each of BlackRock Advisors’ directors, officers, employees, agents, associates and controlling persons and such persons’ directors, partners, members, officers, employees and agents (each such

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person being an “Indemnitee”) against any liabilities and expenses, reasonably incurred by such Indemnitee in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or investigative body in which such Indemnitee may be or may have been involved as a party while acting for the Fund, unless the Indemnitee is adjudicated not to have acted in good faith in the reasonable belief that his or her action was in the best interest of the Fund, and, in the case of any criminal proceeding, so long as such Indemnitee had no reasonable cause to believe that the conduct was unlawful and so long as the conduct was not arising by reason of (i) willful misfeasance, (ii) bad faith, (iii) gross negligence or (iv) reckless disregard of the duties involved in the conduct of such Indemnitee’s position. Each Fund’s Current Investment Advisory Agreement does not include a similar indemnity provision.

        Term and Continuance. If approved by shareholders of a Fund, the New Investment Advisory Agreement for the Fund will terminate, unless sooner terminated as set forth therein and discussed below, two years from the date of implementation unless the continuation is specifically approved as set forth below. Thereafter, if not terminated, each New Investment Advisory Agreement will continue in effect from year to year if such continuance is specifically approved at least annually by both (a) the vote of a majority of the Fund’s Board or the vote of a majority of the outstanding voting securities of the Fund, and (b) the vote of a majority of the Board Members who are not parties to the New Investment Advisory Agreement or “interested persons” (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Current Investment Advisory Agreements have similar provisions for their term and continuance, although the initial dates of the Agreements differ and the initial two year period has elapsed in most cases.

        A vote of a “majority of the outstanding voting securities” is defined in the 1940 Act as the lesser of the vote of (i) 67% or more of the voting securities of the Fund that are present at a meeting called for the purpose of voting on such approval or represented by proxy if holders of shares representing more than 50% of the outstanding voting securities of the Fund are present or represented by proxy or (ii) more than 50% of the outstanding voting securities of the Fund (a “1940 Act Majority”).

        Termination. Each Fund’s New Investment Advisory Agreement generally provides that the Agreement may be terminated at any time, without the payment of any penalty, by the Fund upon giving BlackRock Advisors 60 days’ notice (which notice may be waived by BlackRock Advisors), provided that such termination by the Fund is directed or approved by the vote of a majority of the Board Members of the Fund in office at the time or by the vote of the holders of a 1940 Act Majority of the outstanding voting securities of the Fund, or by BlackRock Advisors on 60 days’ written notice (which notice may be waived by the Fund). Each New Investment Advisory Agreement will also immediately terminate in the event of its “assignment” (as defined in the 1940 Act). The Current Investment Advisory Agreements contain similar termination provisions.

Board Considerations

        At the telephonic and in person meetings held during April and May 2006 and on June __, 2006, the Board of each Fund, including the Independent Board Members, discussed and approved the New Investment Advisory Agreement between the Fund and BlackRock Advisors. The exact dates of each Board’s approval of the New Investment Advisory Agreement is noted in Appendix H.

        To assist the Boards in their consideration of the New Investment Advisory Agreements, BlackRock provided materials and information about BlackRock, including its financial condition and asset management capabilities and organization, and Merrill Lynch provided materials and information about the Transaction. The Independent Board Members, through their independent legal counsel, also requested and received additional information from Merrill Lynch and BlackRock in connection with their consideration of the New Investment Advisory Agreements. The additional information was provided in advance of each May 2006 meeting. In addition, the Independent Board Members consulted with their counsel and Fund counsel on numerous occasions, discussing, among other things, the legal standards and certain other considerations relevant to the Board Members’ deliberations.

        At the Board meetings, members of the Boards discussed with Merrill Lynch management and certain BlackRock representatives the Transaction and BlackRock’s general plans and intentions regarding the Funds. At these Board meetings, representatives of Merrill Lynch and BlackRock made presentations to and responded to questions from the Boards. The Board Members also inquired about the plans for and anticipated roles and

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responsibilities of certain employees and officers of MLIM being transferred to BlackRock in connection with the Transaction. The Independent Board Members of each Board also conferred separately and with their counsel about the Transaction and other matters related to the Transaction, including certain Fund reorganizations, on a number of occasions, including in connection with the April, May and June 2006 meetings. After the presentations and after reviewing the written materials provided, the Independent Board Members met in executive sessions with their counsel to consider the New Investment Advisory Agreements.

        In connection with their review of the New Investment Advisory Agreements, the Board Members were advised by ML & Co. and/or BlackRock about the following, among other things:

•	the strategic rationale for the Transaction discussed above under “Description of the Transaction”;
•	that BlackRock is an experienced and respected asset management firm;
•	that management of Merrill Lynch and BlackRock have advised the Boards that following the Transaction, there is not expected to be any diminution in the nature, quality and extent of services provided to the Funds and their shareholders by BlackRock Advisors, including compliance services;
•	that operation of New BlackRock as an independent investment management firm will enhance its ability to attract and retain talented professionals and the potential benefits to Fund shareholders from this;
•	that the Funds should benefit from having access to BlackRock’s state of the art technology and risk management analytic tools, including investment tools, provided under the BlackRock Solutions® brand name;
•	that BlackRock has no present intention to alter the expense waivers and reimbursements currently in effect and, while it reserves the right to do so in the future, it would seek the approval of the applicable Boards before making any changes;
•	that BlackRock and Merrill Lynch will enter into an agreement, for an initial three year period and automatically renewable from year to year thereafter, in connection with the Transaction under which Merrill Lynch-affiliated broker-dealers will continue to offer the Funds as investment products, and the potential benefits to Fund shareholders from this access;
•	that BlackRock Advisors will have substantially the same access to the Merrill Lynch sales force when distributing shares of the Funds as is currently provided to MLIM and that other arrangements between MLIM and Merrill Lynch sales channels will be preserved;
•	that the Funds will have access to BlackRock’s network of third party brokers, retirement plan platforms and registered investment advisers, and the potential growth in net assets from this enhanced distribution breadth; and
•	that under the Transaction Agreement, Merrill Lynch and BlackRock have agreed to conduct, and use reasonable best efforts to cause their respective affiliates to conduct, their respective businesses in compliance with the conditions of Section 15(f) of the 1940 Act in relation to any public funds advised by BlackRock or MLIM, respectively.

        The Board Members considered the information provided by ML & Co. and BlackRock above, and, among other things, the following:

•	the potential benefits to Fund shareholders from being part of a combined fund family with BlackRock-sponsored funds, including possible economies of scale and access to investment opportunities;
•	the reputation, financial strength and resources of BlackRock and its investment advisory subsidiaries and the anticipated financial strength and resources of New BlackRock;

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•	that Merrill Lynch and BlackRock would derive benefits from the Transaction and that, as a result, they have a different financial interest in the matters that were being considered than do Fund shareholders;
•	the terms and conditions of the New Investment Advisory Agreements, including the fact that the schedule of each Fund’s total advisory and administrative fees will not increase by virtue of the New Investment Advisory Agreements, but will remain the same for most Funds or, in some cases, that breakpoints were added to the advisory fee schedules that would have the effect of lowering those Funds’ average fee rates if the Funds grow in size (see “Comparison of Current Investment Advisory Agreements to the New Investment Advisory Agreements” above and Appendix C);
•	that within the past year each Board had performed a full annual review of or initially approved, if applicable, the Current Investment Advisory Agreement as required by the 1940 Act and has determined that each applicable Adviser has the capabilities, resources and personnel necessary to provide the advisory and administrative services currently provided to each Fund; and that the advisory and/or management fees paid by each Fund, taking into account any applicable agreed-upon fee waivers and breakpoints, represent reasonable compensation to the Adviser in light of the services provided, the costs to the Adviser of providing those services, economies of scale, the fees and other expenses paid by similar funds (including information provided by Lipper), and such other matters as the Board Members have considered relevant in the exercise of their reasonable judgment (the date of each Board’s most recent full annual review of the Current Investment Advisory Agreement is noted in Appendix G); and
•	that Merrill Lynch agreed to pay all expenses of the Funds in connection with the Boards’consideration of the New Investment Advisory Agreements and related agreements and all costs of shareholder approval of the New Investment Advisory Agreements and as a result the Funds would bear no costs in obtaining shareholder approval of the New Investment Advisory Agreements.

        Certain of these considerations are discussed in more detail below.

        In their review of the New Investment Advisory Agreement, each Board assessed the nature, scope and quality of the services to be provided to each Fund by the personnel of BlackRock Advisors and its affiliates, including administrative services, shareholder services, oversight of fund accounting, marketing services and assistance in meeting legal and regulatory requirements. In its review of the New Investment Advisory Agreement, each Board also considered a range of information in connection with its oversight of the services to be provided by BlackRock Advisors and its affiliates. Among the matters considered were: (a) fees (in addition to management fees) to be paid to BlackRock Advisors and its affiliates by each Fund; (b) Fund operating expenses paid to third parties; (c) the resources devoted to and compliance reports relating to each Fund’s investment objective, policies and restrictions, and its compliance with its Code of Ethics and BlackRock Advisors’ compliance policies and procedures; and (d) the nature, cost and character of non-investment management services to be provided by BlackRock Advisors and its affiliates.

        In the period prior to the Board meetings to consider renewal of each Current Investment Advisory Agreement, each Board had requested and received materials specifically relating to each Fund’s Current Investment Advisory Agreement. These materials were prepared separately for each Fund, and included (a) information compiled by Lipper Inc. (“Lipper”) on the fees and expenses and the investment performance of the Fund as compared to a comparable group of funds as classified by Lipper; (b) a discussion by the Fund’s portfolio management team on investment strategies used by the Fund during its most recent fiscal year; (c) information on the profitability to the Adviser of the Current Investment Advisory Agreement and other payments received by the Adviser and its affiliates from the Fund; and (d) information provided by the Adviser concerning services related to the valuation and pricing of Fund portfolio holdings, allocation of Fund brokerage fees, the Fund’s portfolio turnover statistics, and direct and indirect benefits to the Adviser and its affiliates from their relationship with the Fund.

        In their deliberations, the Board Members considered information received in connection with their most recent approval or continuation of each Current Investment Advisory Agreement, in addition to information provided by BlackRock and BlackRock Advisors in connection with their evaluation of the terms and conditions of the New Investment Advisory Agreement. The Board Members did not identify any particular information that was

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all-important or controlling, and each Board Member attributed different weights to the various factors. The Board Members evaluated all information available to them on a Fund-by-Fund basis, and their determinations were made separately in respect of each Fund. The Board Members, including a majority of the Independent Board Members, concluded that the terms of the New Investment Advisory Agreement are appropriate, that the fees to be paid are reasonable in light of the services to be provided to each Fund, and that the New Investment Advisory Agreement should be approved and recommended to Fund shareholders.

        Nature, Quality and Extent of Services Provided. The Board reviewed the nature, extent and quality of services provided by MLIM, including the investment advisory services and the resulting performance of the Funds, as well as the nature, quality and extent of services expected to be provided by BlackRock Advisors. The Board focused primarily on each Adviser’s investment advisory services and each Fund’s investment performance, but also considered certain areas in which both MLIM and the Funds receive services as part of the Merrill Lynch complex. The Board compared each Fund’s performance – both including and excluding the effects of each Fund’s fees and expenses – to the performance of a comparable group of mutual funds, and the performance of a relevant index or combination of indices. While the Board reviews performance data at least quarterly, consistent with the applicable Adviser’s investment goals, the Board attaches more importance to performance over relatively long periods of time, typically three to five years.

        In evaluating the nature, quality and extent of the services to be provided by BlackRock Advisors under the New Investment Advisory Agreements, the Board Members considered, among other things, the expected impact of the Transaction on the operations, facilities, organization and personnel of New BlackRock and how it would affect the Funds; the ability of BlackRock Advisors to perform its duties after the Transaction; and any anticipated changes to the current investment and other practices of the Funds. The Board Members considered the fact that it was being proposed that a number of the Funds be reorganized with existing BlackRock funds. The Board Members considered BlackRock’s advice as to proposed changes in portfolio management personnel in certain of the Funds after the closing of the Transaction.

        The Board Members were given information with respect to the potential benefits to the Funds and their shareholders from having access to BlackRock’s state of the art technology and risk management analytic tools, including the investment tools provided under the BlackRock Solutions® brand name.

        The Board Members were advised that, as a result of Merrill Lynch’s equity interest in BlackRock after the Transaction, the Funds will continue to be subject to restrictions concerning certain transactions involving Merrill Lynch affiliates (for example, transactions with a Merrill Lynch broker-dealer acting as principal) absent revised or new regulatory relief. The Board Members were advised that a revision of existing regulatory relief with respect to these restrictions was being sought from the Commission and were advised of the likelihood of receipt of such revised regulatory relief.

        Based on their review of the materials provided and the assurances they had received from the management of Merrill Lynch and of BlackRock, the Board Members determined that the nature and quality of services to be provided to the Funds under the New Investment Advisory Agreements were expected to be as good or better than that provided under the Current Investment Advisory Agreements. It was noted, however, that it is expected that there will be changes in personnel following the Transaction and the combination of MLIM’s operations with those of BlackRock. The Board Members noted that if current portfolio managers or other personnel cease to be available, each Board would consider all available options, which could include seeking the investment advisory or other services of BlackRock affiliates. Accordingly, the Board Members concluded that, overall, they were satisfied at the present time with assurances from BlackRock and BlackRock Advisors as to the expected nature, extent and quality of the services to be provided to the Funds under the New Investment Advisory Agreements.

        Costs of Services Provided and Profitability. It was noted that, in conjunction with the recent review of the Current Investment Advisory Agreements, the Board Members had received, among other things, a report from Lipper comparing each Fund’s fees, expenses and performance to those of a peer group for that Fund selected by Lipper, and information as to the fees charged by each Adviser to other registered investment company clients for investment management services. The Boards reviewed each Fund’s contractual management fee rate and actual management fee rate as a percentage of total assets at common asset levels – the actual rate includes advisory and administrative service fees and the effects of any fee waivers – compared to the other funds in its Lipper category.

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They also compared each Fund’s total expenses to those of other, comparable funds. The Boards considered the services to be provided by and the fees to be charged by BlackRock Advisors to other mutual funds with similar investment mandates and noted that the fees charged by BlackRock Advisors in those cases, including fee waivers and expense reimbursements, were generally comparable to those being charged to the Funds. The Boards also noted that, as a general matter, according to the information provided by BlackRock, fees charged to institutional clients were lower than the fees charged to the Funds, but BlackRock Advisors provided less extensive services to such clients. The Boards concluded that each Fund’s management fee and fee rate and overall expense ratio are reasonable compared to those of other comparable funds.

        In evaluating the costs of the services to be provided by BlackRock Advisors under the New Investment Advisory Agreements, the Board Members considered, among other things, whether advisory and administrative fees or other expenses would change as a result of the Transaction. Based on their review of the materials provided and the fact that the New Investment Advisory Agreements and administrative agreements, where applicable, are substantially similar as the Current Investment Advisory Agreements and administrative agreements, where applicable, in all material respects, including the rate of compensation, each Fund’s Board Members determined that the Transaction should not increase the total fees payable, including fee waivers and expense reimbursements, for advisory and administrative services. Each Fund’s Board Members noted that it was not possible to predict how the Transaction would affect BlackRock Advisors’profitability from its relationship with the Fund.

        The Board Members discussed with BlackRock Advisors its general methodology to be used in determining its profitability with respect to its relationship with each Fund. The Board Members noted that they expect to receive profitability information from BlackRock Advisors on at least an annual basis and thus be in a position to evaluate whether any adjustments in Fund fees and/or fee breakpoints would be appropriate.

        Fall-Out Benefits. In evaluating the fall-out benefits to be received by BlackRock Advisors under the New Investment Advisory Agreements, each Fund’s Board Members considered whether the Transaction would have an impact on the fall-out benefits received by the Fund’s Adviser by virtue of the Current Investment Advisory Agreement. Based on their review of the materials provided, including materials received in connection with their most recent approval or continuance of each Current Investment Advisory Agreement, and their discussions with management of MLIM and BlackRock, the Board Members determined that those benefits could include increased ability for BlackRock to distribute shares of its funds and other investment products and, where applicable, to obtain research services using the Fund’s portfolio transaction brokerage. The Board Members noted that any such benefits were difficult to quantify with certainty at this time, and indicated that they would continue to evaluate them going forward.

        Fees and Economies of Scale. The Boards considered the extent to which economies of scale might be realized as the assets of the Funds increase and whether there should be changes in the management fee rate or structure in order to enable the Funds to participate in these economies of scale. For certain Funds, breakpoints were added to the fee schedulesthat would have the effect of lowering those Funds’ average fee rates if the Funds grow in size. Otherwise, the Boards determined that changes were not currently necessary and that the Funds appropriately participated in these economies of scale. For more information about the fee paid by each Fund and the Funds implementing breakpoints, see Appendix G which lists the rate of compensation described in each Fund’s Current Investment Advisory Agreement and New Investment Advisory Agreement.

        In reviewing the Transaction, the Board Members considered, among other things, whether advisory and administrative fees or other expenses would change as a result of the Transaction. Based on the fact that the New Investment Advisory Agreements and administrative agreements, where applicable, are substantially similar to the Current Investment Advisory Agreements and administrative agreements, where applicable, in all material respects, including the rate of compensation, the Board Members determined that as a result of the Transaction, each Fund’s total advisory and administrative fees would be no higher than the fees under its Current Investment Advisory Agreement. The Board Members noted that in conjunction with their most recent deliberations concerning the Current Investment Advisory Agreements, the Board Members had determined that the total fees for advisory and administrative services for each Fund were reasonable in light of the services provided. It was noted that in conjunction with the recent review of the Current Investment Advisory Agreements, the Board Members had received, among other things, a report from Lipper comparing each Fund’s fees, expenses and performance to those of a peer group for that Fund selected by Lipper, and information as to the fees charged by each Adviser to other

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registered investment company clients for investment management services. The Board Members concluded that, because the rates for advisory and administrative fees for each Fund would be no higher than its current fee rates, the proposed management fee structure, including fee waivers and the addition of breakpoints for certain Funds that would have the effect of lowering those Funds’ average fee rates if the Funds grow in size, was reasonable and that no additional changes were currently necessary.

        Investment Performance. The Board Members considered investment performance for the Funds. Although the Board Members believed that performance for certain Funds was in need of improvement, Fund performance was generally satisfactory or better. Also, the Board Members took into account the investment performance of funds currently advised by BlackRock Advisors. The Board also noted that, following the close of the Transaction, BlackRock Advisors intended to implement steps to seek to improve the investment performance in certain Funds. It was noted that these steps include changes in the portfolio management personnel in certain of the Funds. The Boards noted BlackRock’s considerable investment management experience and capabilities, but were unable to predict what effect, if any, consummation of the Transaction and these proposed steps would have on the future performance of the Funds.

        Conclusion. After the Independent Board Members of each Fund deliberated in executive session, the entire Board of each Fund, including the Independent Board Members, approved each New Investment Advisory Agreement, concluding that the advisory fee rate was reasonable in relation to the services provided and that the New Investment Advisory Agreement was in the best interests of the shareholders. In approving each New Investment Advisory Agreement, each Board noted that it anticipated reviewing the continuance of the agreement in advance of the expiration of the initial two year period.

Information About the Advisers

        Each current Adviser is a registered investment adviser under the Investment Advisers Act of 1940, as amended, and is an indirect wholly owned subsidiary of ML & Co. MLIM and FAM are each Delaware limited partnerships. As of March 31, 2006, MLIM had approximately $576.1 billion of assets under management. The partners of FAM and MLIM are ML & Co. and Princeton Services, Inc. ML & Co. and Princeton Services, Inc. are “controlling persons” (as defined under the 1940 Act) of FAM and MLIM because of their ownership of FAM’s and MLIM’s voting securities or their power to exercise a controlling influence over FAM’s and MLIM’s management or policies. MLIM-LTD is a limited liability company organized under the laws of England and is a subsidiary of Merrill Lynch Investment Managers Limited, the ultimate parent of which is ML & Co. The following entities may be considered “controlling persons” of MLAM U.K.: Merrill Lynch Europe PLC (MLAM U.K.‘s parent), a subsidiary of Merrill Lynch International Holdings, Inc., a subsidiary of Merrill Lynch International, Inc., a subsidiary of ML & Co. MLAI is a Delaware limited liability company and is wholly-owned by MLIM, which as sole member is a “controlling person” of MLAI.

        BlackRock Advisors, located at 100 Bellevue Parkway, Wilmington, Delaware 19809, and BlackRock Financial Management, located at 40 East 52nd Street, New York, New York 10022, are wholly owned subsidiaries of BlackRock, Inc., which is one of the largest publicly traded investment management firms in the United States with approximately $463.1 billion of assets under management as of March 31, 2006. BlackRock manages assets on behalf of institutional and individual investors worldwide through a variety of equity, fixed income, liquidity and alternative investment products, including the BlackRock Funds™ and BlackRock Liquidity Funds™. In addition, BlackRock provides risk management and investment system services to institutional investors under the BlackRock Solutions® name. BlackRock, Inc. is a member of The PNC Financial Services Group, Inc. (“PNC”), one of the largest diversified financial services organizations in the United States, and currently is majority owned by PNC and by BlackRock employees.

        ML & Co., a Delaware corporation formed in 1973, is a holding company that, through its subsidiaries and affiliates, provides broker-dealer, investment banking, financing, wealth management, advisory, asset management, insurance, lending and related products and services on a global basis. Each Adviser or an affiliate provides administrative services to the Funds to which the Adviser provides investment management services. These administrative services are provided under either the Fund’s Current Investment Advisory Agreement, a separate agreement with the Fund which covers the provision of administrative services, or both. The address of ML & Co. is World Financial Center, North Tower, 250 Vesey Street, New York, New York 10080. The address of MLIM,

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FAM and MLIM-LTD is P.O. Box 9011, Princeton, New Jersey 08543-9011. The address of MLAM U.K. is 33 King William Street, London EC4R 9AS, England.

        FAM Distributors, Inc. (“FAMD”) currently serves as the principal underwriter for the Funds, other than the CMA and WCMA Funds, for which Merrill Lynch, Pierce, Fenner & Smith Incorporated serves as principal underwriter. FAMD’s address is P.O. Box 9081, Princeton, New Jersey 08543-9081. FAMD is a subsidiary of Merrill Lynch Group, Inc., which is a subsidiary of ML & Co. After the closing of the Transaction, it is contemplated that FAMD will continue to serve as a principal underwriter for the Funds other than the CMA Funds. After the closing of the Transaction, it is contemplated that BlackRock Distributors, Inc. (“BlackRock Distributors”) also will serve as a principal underwriter for some or all of the Funds other than the CMA Funds. BlackRock Distributors is located at 760 Moore Road, King of Prussia, Pennsylvania 19406. BlackRock Distributors is an affiliate of BlackRock.

        Affiliates of the Advisers also currently serve as transfer and shareholder servicing agents for certain Funds. Following the Transaction, it is anticipated that PFPC Financial Services, an affiliate of BlackRock, will act as transfer agent for certain of the Funds. The tables set forth in Appendix I show amounts paid to affiliates of the Advisers during each Fund’s most recently completed fiscal year for the services noted in Appendix I.

        The name and principal occupation of the directors and principal executive officers of BlackRock Advisors are as set forth in Appendix J. The principal address of each individual as it relates to his or her duties at BlackRock Advisors is the same as that of BlackRock Advisors.

        The Advisers and BlackRock Advisors provide investment advisory services to certain other funds that may have investment objectives and policies similar to those of the Funds. In addition to the information about the Funds in Appendix B, the table set forth in Appendix K lists other mutual funds advised by BlackRock Advisors, the net assets of those funds, and the management fees BlackRock Advisors received from those funds during the fiscal years ended on the dates noted.

Shareholder Approval

        To become effective with respect to a particular Fund, the New Investment Advisory Agreement for that Fund must be approved by a vote of a 1940 Act Majority of the outstanding voting securities of the Fund. Each New Investment Advisory Agreement was approved by the Independent Board Members, separately, and by the Board of the applicable Fund, as a whole, after consideration of all factors that it determined to be relevant to its deliberations, including those discussed above. The Board of each Fund also determined to submit the Fund’s New Investment Advisory Agreement for consideration by the shareholders of the Fund.

        The Board of each Fund recommends that shareholders of each Fund vote FOR the approval of the New Investment Advisory Agreement.

ITEM 2—APPROVAL OF NEW SUBADVISORY AGREEMENTS FOR
EACH SERIES OF FDP SERIES, INC.

        FAM, the Adviser with respect to each series of FDP Series, Inc. (“FDP”), has entered into a subadvisory agreement with the subadvisers set forth below (the “FDP Subadvisers”), pursuant to which the FDP Subadviser provides certain investment advisory services to FAM with respect to the FDP Fund. Each FDP Subadviser receives compensation for its services out of the management fee paid to FAM.

FDP Fund	FDP Subadviser

MFS Research International FDP	Massachusetts Financial Services Company (“MFS”)

Marsico Growth FDP	Marsico Capital Management, LLC (“Marsico”)

Van Kampen Value FDP	Van Kampen Asset Management (“Van Kampen”)

Franklin Templeton Total Return FDP	Franklin Advisers, Inc. (“Franklin”)

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        At the Meeting, in addition to approving a New Investment Advisory Agreement for FDP with BlackRock Advisors, you will also be asked to approve a new subadvisory agreement (each a “New FDP Subadvisory Agreement” and collectively, the “New FDP Subadvisory Agreements”) between BlackRock Advisors and, as set forth above, your FDP Subadviser. Set forth below is a general description of the terms of the proposed New FDP Subadvisory Agreements, which are substantially identical to the terms of the subadvisory agreement currently in effect for the respective FDP Fund (each, a “Current FDP Subadvisory Agreement” and collectively, the “Current FDP Subadvisory Agreements”). A copy of the form of the New FDP Subadvisory Agreement for each FDP Fund is attached to this Joint Proxy Statement as Appendix E.

        The FDP Subadvisers provide certain subadvisory services to the FDP Funds pursuant to the Current FDP Subadvisory Agreements. The date of each FDP Fund’s Current FDP Subadvisory Agreement and the date on which it was approved by the sole shareholder and approved by the Board is provided in Appendix G.

        The Board of FDP is proposing a New FDP Subadvisory Agreement for each FDP Fund listed above because the consummation of the Transaction discussed above will constitute a change in control of FAM, FDP’s Adviser, and pursuant to the terms of the Current FDP Subadvisory Agreement, will result in the automatic termination of each Current FDP Subadvisory Agreement.

        The schedule of fees payable to the FDP Subadvisers under each New FDP Subadvisory Agreement will in each case be identical to the schedule of fees currently payable to the FDP Subadvisers under the Current FDP Subadvisory Agreements. These fees will be paid in full by BlackRock Advisors, the new FDP adviser, at no additional cost to the FDP Fund or its shareholders. The fees paid to the FDP Subadviser for each FDP Fund’s most recently completed fiscal year are set forth in Appendix I. In addition, the FDP Subadvisers will continue to provide identical advisory services to each subadvised FDP Fund under the New FDP Subadvisory Agreements as provided under the Current FDP Subadvisory Agreements. It is expected that advisory services will continue to be provided by the same FDP Subadviser personnel under the New FDP Subadvisory Agreements as under the Current FDP Subadvisory Agreements.

        You will be asked to approve a New FDP Subadvisory Agreement between BlackRock Advisors and the FDP Subadviser that will be substantially identical to the Current FDP Subadvisory Agreement in effect for each FDP Fund except for the dates of execution and termination. The New FDP Subadvisory Agreements would only be effective as of the consummation of the Transaction. If the Transaction described above is never completed, the New FDP Subadvisory Agreements would not go into effect and the Current FDP Subadvisory Agreements would continue in effect.

Comparison of Current FDP Subadvisory Agreements to the New FDP Subadvisory Agreements

        Investment Advisory Services. Each New FDP Subadvisory Agreement provides that, subject to the supervision of the FDP Fund and BlackRock Advisors, the FDP Subadviser will conduct a continual program of investment, evaluation, sale, and reinvestment of the FDP Fund’s assets in a manner consistent with the Fund’s investment objectives and policies as stated in the FDP Fund’s Prospectus and with any and all applicable investment restrictions under the Federal securities laws, any Commission no-action letter or order applicable to the Fund, and any applicable state securities law or regulation. The FDP Subadviser will also, in a prudent and diligent manner, vote proxies relating to the FDP Fund’s portfolio securities in the best interests of the FDP Fund and its shareholders in compliance with the FDP Subadviser’s proxy voting policies and procedures. Each Current FDP Subadvisory Agreement has substantially the same provisions describing the investment advisory services to be provided by the FDP Subadviser.

        The New FDP Subadvisory Agreement for each FDP Fund provides that the services of the FDP Subadviser are not exclusive to the FDP Fund, and each FDP Subadviser and its affiliates may render services to others. Each Current FDP Subadvisory Agreement also contains the same provision.

        Fees. The schedule of fees payable to the FDP Subadvisers for investment advisory services under the Current FDP Subadvisory Agreements is identical to the schedule of fees payable to the FDP Subadvisers under the New FDP Subadvisory Agreements. These fees will be paid in full by BlackRock Advisors as the FDP Fund’s adviser, at

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no additional cost to the FDP Fund or its shareholders. Each FDP Subadviser receives a fee based on the average daily value of the net assets of the FDP Fund as follows:

Fund	Rate
MFS Research International FDP	0.45%

Marsico Growth FDP	0.40%

Van Kampen Value FDP	0.35%

Franklin Templeton Total Return FDP	0.25%

        The fees paid to the FDP Subadviser for each FDP Fund’s most recently completed fiscal year are set forth in Appendix I.

        Payment of Expenses. Each New FDP Subadvisory Agreement requires the FDP Subadviser to bear all expenses in connection with the performance of its services under the New FDP Subadvisory Agreement. The provisions contained in each FDP Fund’s New FDP Subadvisory Agreement addressing allocation of expenses will be substantially the same as that contained in that FDP Fund’s Current FDP Subadvisory Agreement.

        Limitation on Liability. Under each New FDP Subadvisory Agreement, the FDP Subadviser (and any affiliates of the FDP Subadviser performing services for the FDP Subadviser and directors, officers, and employees of the New FDP Subadviser and such affiliates) will not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the performance of sub-advisory services rendered with respect to a FDP Fund, except for willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties under the New FDP Subadvisory Agreement. Each FDP Fund’s Current FDP Subadvisory Agreement contains the same provision.

        Indemnity. Each New FDP Subadvisory Agreement provides that BlackRock Advisors and the FDP Subadviser have agreed to indemnify and defend the other and such party’s affiliates, and their respective officers, directors, employees, agents, representatives or persons controlled by them for any loss, liability, cost, damage, or expenses arising out of any claim, demand, action, suit, or proceeding arising out of (i) conduct constituting willful misfeasance, bad faith, or gross negligence in the performance of such party’s duties or by reason of reckless disregard of such party’s obligations and duties under the New FDP Subadvisory Agreement, or (ii) any actual or alleged material misstatement or omission in FDP’s registration statement or other document with respect to the FDP Fund sent to current or prospective investors in the FDP Fund, arising from disclosure about the FDP Subadviser or the FDP Fund provided by the FDP Subadviser.

        Term and Continuance. If approved by shareholders of an FDP Fund, the New FDP Subadvisory Agreement will terminate, unless sooner terminated as set forth therein and discussed below, two years from the date of implementation. Thereafter, if not terminated, each New FDP Subadvisory Agreement will continue in effect from year to year if such continuance is specifically approved at least annually (i) by the Board or by the vote of a majority of the outstanding voting securities of the FDP Fund and (ii) a majority of those Board Members who are not parties to the New FDP Subadvisory Agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval. The Current FDP Subadvisory Agreements contain the same provisions, although the initial dates of the Agreements differ.

        Termination. Each FDP Fund’s New FDP Subadvisory Agreement generally provides that the Agreement may be terminated at any time, without the payment of any penalty, by BlackRock Advisors, by the Board of FDP or by the vote of a 1940 Act Majority of the outstanding voting securities of an FDP Fund, or by the FDP Subadviser, on sixty (60) days written notice to the other parties. Each New FDP Subadvisory Agreement also will terminate automatically in the event of its “assignment” (as defined in the 1940 Act) or in the event of the assignment or termination of the New Investment Advisory Agreement. The Current FDP Subadvisory Agreements contain the same termination provisions.

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Board Considerations

        At telephonic and in person meetings held during April and May 2006 at which the Boards approved the New Investment Advisory Agreements, the Board of FDP, including the Independent Board Members, also considered approval of each separate New FDP Subadvisory Agreement between BlackRock Advisors and (i) MFS on behalf of the MFS Research International FDP; (ii) Marsico on behalf of Marsico Growth FDP; (iii) Van Kampen on behalf of Van Kampen Value FDP; and (iv) Franklin on behalf of Franklin Templeton Total Return FDP. With respect to each FDP Subadviser, the Board previously, at a meeting held on May 25, 2005, received, reviewed and evaluated information concerning the nature, extent and quality of the personnel of and the services to be provided to each FDP Fund by the applicable FDP Subadviser. In particular, the Board focused on comparability of fees of each FDP Fund, the proposed investment objectives and strategies for each FDP Fund, and each FDP Subadviser’s experience in managing the specific types of investments to be used by the FDP Fund to which the FDP Subadviser would provide investment management services. The Board’s review included an in-person presentation by each proposed FDP Subadviser with respect to these issues as well as an overview of each FDP Subadviser’s business and investment philosophy.

        In reviewing each New FDP Subadvisory Agreement, the Board focused on the experience, resources and strengths of the applicable FDP Subadviser and its affiliates in managing investment companies that invest in the types of securities to be used by the FDP Fund to which each FDP Subadviser will provide services. Therefore, with respect to MFS, the Board focused on MFS’ experience in analyzing and investing in U.S. dollar and non-U.S. dollar denominated equity securities of issuers located throughout the world; with respect to Marsico, the Board focused on Marsico’s experience in analyzing and investing in equity securities, primarily of large cap issuers, using a growth investing style; with respect to Van Kampen, the Board focused on Van Kampen’s experience in analyzing and investing in equity securities, primarily of large cap issuers, using a contrarian value investing style; and with respect to Franklin, the Board focused on Franklin’s experience in analyzing and investing in U.S. and foreign fixed income securities. The Board considered the amount of assets, including investment company assets, under the management of each FDP Subadviser and noted that each FDP Subadviser has extensive experience in the investment management business. The Board also reviewed performance information for those FDP Funds and accounts managed by each FDP Subadviser that are managed in the same way as each applicable FDP Fund. The Board concluded that each FDP Subadviser has a high level of expertise in managing the types of investments to be used by the applicable FDP Fund and determined that each FDP Fund would benefit from that expertise.

        The Board also focused on the nature and scope of each FDP Subadviser’s compliance policies and procedures, including the proposed use of soft dollars by MFS, Marsico and Van Kampen. In this connection, the Board received a report in connection with the approval of the Current FDP Subadvisory Agreements from FAM’s compliance staff, including its Chief Compliance Officer, on the results of FAM’s due diligence review of each FDP Subadviser. The Board determined that each FDP Subadviser’s compliance policies and procedures, as overseen by FAM, were adequate to ensure each FDP Fund’s compliance with its investment objectives and policies and the requirements of the applicable securities laws.

        The Board also reviewed the proposed amount of FAM’s investment advisory fee to be paid to each FDP Subadviser and determined that each such fee was reasonable in relation to the services to be provided to each FDP Fund by the applicable FDP Subadviser. The Board also considered the comparability of fees of each FDP Fund to those of comparable funds.

        After the Independent Board Members of FDP deliberated in executive session, the entire Board of FDP, including the Independent Board Members, approved each New FDP Subadvisory Agreement, concluding that the advisory fee was reasonable in relation to the services provided and that the New FDP Subadvisory Agreement was in the best interests of shareholders.

Organization of the Subadvisers

        MFS is America’s oldest mutual fund organization. MFS and its predecessor organizations have a history of money management dating from 1924 and the founding of the first mutual fund, Massachusetts Investors Trust. MFS is a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which in turn is an indirect wholly owned subsidiary of Sun Life Financial Services of Canada, Inc. (an insurance company). Net assets under

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the management of the MFS organization were approximately $163 billion as of December 31, 2005. MFS is located at 500 Boylston Street, Boston, Massachusetts 02116.

        Marsico is a registered investment adviser and a wholly-owned subsidiary of Bank of America Corporation. Bank of America Corporation, a Delaware corporation, is a bank holding company and a financial holding company headquartered in Charlotte, North Carolina. Marsico is a full service investment advisory firm founded by Thomas F. Marsico in September 1997. As of December 31, 2005, Marsico had $63 billion in assets under management. Marsico is located at 1200 17th Street, Suite 1600, Denver, Colorado 80202.

        Van Kampen is a wholly owned subsidiary of Van Kampen Investments Inc. (“Van Kampen Investments”). Van Kampen Investments is a diversified asset management company that has more than $110 billion under management or supervision as of March 31, 2006. Van Kampen Investments is an indirect wholly owned subsidiary of Morgan Stanley, a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses: securities, asset management and credit services. Morgan Stanley is a full service securities firm engaged in securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services. Van Kampen’s principal office is located at 1221 Avenue of the Americas, New York, New York 10020.

        Franklin Advisers, Inc. is located at One Franklin Parkway, San Mateo, California 94403-1906. Together, Franklin Advisers and its affiliates manage over $483 billion in assets as of March 31, 2006. Franklin Advisers is a wholly owned subsidiary of Franklin Resources, Inc., a publicly owned company engaged in the financial services industry through its subsidiaries. Charles B. Johnson and Rupert H. Johnson, Jr. are the principal shareholders of Franklin Resources.

Shareholder Approval

        To become effective with respect to a particular FDP Fund, each New FDP Subadvisory Agreement must be approved by a vote of a 1940 Act Majority of the outstanding voting securities of the FDP Fund. Each New FDP Subadvisory Agreement was approved by the Independent Board Members, separately, and by the Board of FDP as a whole, after consideration of all factors which it determined to be relevant to its deliberations, including those discussed above and in Item 1 above. The Board of FDP Fund also determined to submit each FDP Fund’s New FDP Subadvisory Agreement for consideration by the shareholders of the FDP Fund.

        The Board of FDP recommends that shareholders of each FDP Fund vote FOR the approval of the applicable New FDP Subadvisory Agreement.

ITEM 3—APPROVAL OF A CONTINGENT SUBADVISORY AGREEMENT

        This proposal is applicable to all of the Funds other than FDP Series, Inc.

        At the Meeting, you will also be asked to approve a contingent subadvisory agreement (each a “Contingent Subadvisory Agreement” and collectively, the “Contingent Subadvisory Agreements”) between your Fund’s Adviser and BlackRock Advisors (the “BlackRock Subadviser”). You are being asked to approve a Contingent Subadvisory Agreement for your Fund in order to ensure that the Funds operate with efficient portfolio management services until the closing of the Transaction, in the event that the Fund’s Board deems it necessary and in the best interests of the Fund and its shareholders that the BlackRock Subadviser assist in managing the operations of the Fund during the interim period until the closing of the Transaction. If you approve the Contingent Subadvisory Agreement, except with respect to ML Master Small Cap Growth, it will take effect only upon recommendation from your Fund’s Adviser and upon subsequent approval of your Fund’s Board in the period up to the closing of the Transaction. The effectiveness of the Contingent Subadvisory Agreements, therefore, would be contingent on further Board approval after shareholders approve them. With respect to ML Master Small Cap Growth, the Contingent Subadvisory Agreement will become effective upon shareholder approval. The existence of a Contingent Subadvisory Agreement will not result in an increase of fees paid by the Fund, since all costs under the Contingent Subadvisory Agreements will be borne by your Fund’s Adviser.

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        A description of the terms of the Contingent Subadvisory Agreements is included below. The form of the Contingent Subadvisory Agreement is attached hereto as Appendix F.

Description of the Terms of the Contingent Subadvisory Agreements

        Investment Advisory Services. Each Contingent Subadvisory Agreement generally provides that, subject to the oversight and supervision of the Fund’s Adviser and the direction and control of the Fund’s Board, the BlackRock Subadviser will perform certain of the day-to-day operations of the Fund, which may include one or more of the following services, at the request of the Fund’s Adviser: (a) acting as investment adviser for and managing the investment and reinvestment of those assets of the Fund as the Fund’s Adviser may from time to time request with complete discretion in purchasing and selling such securities and other assets for the Fund and in voting, exercising consents and exercising all other rights pertaining to such securities and other assets on behalf of the Fund, (b) arranging, subject to the restrictions of the Fund’s organizational documents, the provisions of the 1940 Act and the Advisers Act, and the Fund’s investment objectives and policies, and the applicable rules and regulations of the Commission, and other applicable federal and state law, as well as any specific policies and determinations of the Fund’s Board disclosed to the BlackRock Subadviser, for the purchase and sale of securities and other assets held in the investment portfolio of the Fund; (c) providing investment research and credit analysis concerning the Fund’s investments, (d) assisting the Fund’s Adviser in determining what portion of the Fund’s assets will be invested in cash, cash equivalents and money market instruments, (e) placing orders for all purchases and sales of such investments made for the Fund, and (f) maintaining the books and records as are required to support Fund investment operations. At the request of the Fund’s Adviser, the BlackRock Subadviser will also, subject to the oversight and supervision of the Fund’s Adviser and the direction and control of the Fund’s Board, provide to the Fund’s Adviser or the Fund any of the facilities and equipment and perform any of the administrative services described in the Current Investment Advisory Agreement.

        The Contingent Subadvisory Agreement for each Fund provides that the services of the BlackRock Subadviser are not exclusive to the Fund, and the BlackRock Subadviser and its affiliates may render services to others.

        Fees. There will be no increase in Fund expenses as a result of the Contingent Subadvisory Agreements. Each Fund’s Adviser will pay the BlackRock Subadviser out of its own resources. Pursuant to each Contingent Subadvisory Agreement, the BlackRock Subadviser will receive a monthly fee from a Fund’s Adviser equal to 50% of the advisory fee received by the Adviser.

        Payment of Expenses. Each Contingent Subadvisory Agreement requires the BlackRock Subadviser to bear all costs and expenses of its employees and any overhead incurred by the BlackRock Subadviser in connection with its duties under the Contingent Subadvisory Agreement; provided that the Board of the Fund may approve reimbursement to the BlackRock Subadviser of a pro-rata portion of certain employment costs for the time spent on Fund operations (including, without limitation, compliance matters) (other than the provision of investment advice and administrative services required to be provided under the Contingent Subadvisory Agreement) of all personnel employed by the BlackRock Subadviser who devote substantial time to Fund operations or the operations of other investment companies advised or sub-advised by the BlackRock Subadviser.

        Limitation on Liability. Under each Contingent Subadvisory Agreement, the BlackRock Subadviser will not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund’s Adviser or by the Fund in connection with the performance of the Contingent Subadvisory Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its duties under the Contingent Subadvisory Agreement.

        Indemnity. Under each Contingent Subadvisory Agreement, the Fund agrees to indemnify the BlackRock Subadviser and each of the BlackRock Subadviser’s directors, officers, employees, agents, associates and controlling persons and such persons’ directors, partners, members, officers, employees and agents (each such person being an “Indemnitee”) against any liabilities and expenses reasonably incurred by such Indemnitee in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or investigative body in which such Indemnitee may be or may have been involved as a party while acting for the Fund, unless the Indemnitee is adjudicated not to have acted in good faith in the

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reasonable belief that his or her action was in the best interest of the Fund, and, in the case of any criminal proceeding, so long as such Indemnitee had no reasonable cause to believe that the conduct was unlawful and so long as the conduct was not arising by reason of (i) willful misfeasance, (ii) bad faith, (iii) gross negligence or (iv) reckless disregard of the duties involved in the conduct of such Indemnitee’s position.

        Term and Continuance. If approved by shareholders of a Fund, except with respect to ML Master Small Cap Growth as noted above, the Contingent Subadvisory Agreement for the Fund will not go into effect unless it is approved again by the Fund’s Board upon the recommendation of your Fund’s Adviser that the agreement should be given effect. After its approval by the Board, a Contingent Subadvisory Agreement will terminate, unless sooner terminated as set forth therein and discussed below, at the earlier of the closing of the Transaction or two years from the date of implementation unless the continuation is specifically approved as set forth below. After the initial two year period, if not terminated, each Contingent Subadvisory Agreement will continue in effect from year to year if such continuance is specifically approved at least annually by both (a) the vote of a majority of the Fund’s Board or the vote of a 1940 Act Majority of the outstanding voting securities of the Fund, and (b) by the vote of a majority of the Board Members who are not parties to the Contingent Subadvisory Agreement or “interested persons” (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval.

        Termination. Each Fund’s Contingent Subadvisory Agreement generally provides that the Agreement may be terminated by the Fund or the Fund’s Adviser at any time, without the payment of any penalty, upon giving the BlackRock Subadviser 60 days’ notice (which notice may be waived by the BlackRock Subadviser), provided that such termination by the Fund or the Fund’s Adviser is directed or approved by the vote of a majority of the Board Members of the Fund in office at the time or by the vote of the holders of a 1940 Act Majority of the outstanding voting securities of the Fund, or by the BlackRock Subadviser on 60 days’ written notice (which notice may be waived by the Fund and the Fund’s Adviser), and will terminate automatically upon the consummation of the Transaction. Each Contingent Subadvisory Agreement will also immediately terminate in the event of its “assignment” (as defined in the 1940 Act).

Board Considerations

        At the telephonic and in person meetings held during April and May 2006 and on June __, 2006 at which the Boards approved the New Investment Advisory Agreements, the Board of each Fund, including the Independent Board Members, also approved the Contingent Subadvisory Agreement between your Fund’s Adviser and the BlackRock Subadviser. In making these approvals, the Boards considered the Contingent Subadvisory Agreements in conjunction with the New Investment Advisory Agreements and reviewed the same information and factors discussed above under Item 1 and came to the same conclusions. The Board also considered in conjunction with the Contingent Subadvisory Agreements the necessity of ensuring that the Funds operate with effective management services until the closing of the Transaction. The exact dates of each Board’s meetings are noted in Appendix H.

        After the Independent Board Members of each Fund deliberated in executive session, the entire Board of each Fund, including the Independent Board Members, approved each Contingent Subadvisory Agreement, concluding that the advisory fee was reasonable in relation to the services provided and that the Contingent Subadvisory Agreement was in the best interests of shareholders.

Information About the BlackRock Subadviser

        Information about the BlackRock Subadviser is set forth above under “Item 1 – Approval of New Investment Advisory Agreement – Information About the Advisers”.

        There were no amounts paid to any affiliates of BlackRock during the Funds’ most recently completed fiscal year.

        The name and principal occupation of the directors and principal executive officers (or persons performing similar functions) of BlackRock and its affiliates are set forth in Appendix J. The principal address of each

28

individual as it relates to his or her duties at BlackRock or the applicable affiliate is the same as that of BlackRock or the affiliate.

        The BlackRock Subadviser may provide investment advisory services to other funds which may have investment objectives and policies similar to those of the Funds. The table set forth in Appendix K lists other funds advised by the BlackRock Subadviser, the net assets of those funds, and the management fee the BlackRock Subadviser received from those funds during the fiscal years ended on the dates noted.

Shareholder Approval

        To become effective with respect to a particular Fund, each Contingent Subadvisory Agreement must be approved by a vote of a 1940 Act Majority of the outstanding voting securities of the Fund. Each Contingent Subadvisory Agreement was approved by the Independent Board Members, separately, and by the Board of the applicable Fund, as a whole, after consideration of all factors which it determined to be relevant to its deliberations, including those discussed above. The Board of each Fund also determined to submit the Fund’s Contingent Subadvisory Agreement for consideration by the shareholders of the Fund.

        The Board of each Fund recommends that shareholders of the Fund vote FOR the approval of the Contingent Subadvisory Agreement.

ITEM 4—APPROVAL OF PROPOSED CHANGE
IN INVESTMENT RESTRICTION OF ML HEALTHCARE

        ML Healthcare only

        The prospectus of ML Healthcare states that the Fund invests, as a non-fundamental policy, at least 80% of its total assets in healthcare companies under normal circumstances.

        The Board of ML Healthcare proposes that ML Healthcare amend its fundamental investment policy with respect to industry concentration to provide that ML Healthcare will concentrate its investments in the healthcare related industries, as defined in its prospectus. Currently, ML Healthcare is not permitted to concentrate in any industry. As a result, it is also proposed that ML Healthcare’s investment restriction relating to industry concentration will be revised to read as follows:

The Fund will not invest more than 25% of its assets, taken at market value at the time of purchase, in the securities of issuers in any particular industry (except that the Fund will invest greater than 25% of its assets in the securities of issuers in the healthcare related industries and excluding the U.S. Government and its agencies and instrumentalities) [added language shown in boldface type].

        For purposes of this investment restriction, the healthcare related industries are defined to include companies that derive a substantial portion (i.e. more than 50%) of their sales from products and services in the healthcare sector. Healthcare companies may be in a variety of sub-industries within the general healthcare sector, including:

•	Pharmaceutical companies of various types
•	Companies that design, manufacture, sell or supply medical, dental and optical products, hardware or services
•	Companies involved in biotechnology, medical, diagnostic and biochemical research and development
•	Companies involved in the ownership and/or operation of healthcare facilities, including health maintenance organizations, insurance companies and health information technology companies

        This investment policy of ML Healthcare will be a fundamental policy that may be changed only by shareholder vote.

29

        Other than as described below, the change in investment policy will not materially change the manner in which ML Healthcare is currently managed.

        ML Healthcare seeks to achieve its investment objective by investing primarily in securities of healthcare companies. In the past, ML Healthcare has sought to identify discrete industries operating within the healthcare sector. As a result of industrywide consolidations, however, companies that were once focused in a particular area are becoming more generalized. Since it is becoming harder to distinguish between different types of healthcare companies, and since the Fund invests substantially all of its assets in healthcare companies, Fund management believes it is appropriate for the Fund, as a healthcare sector fund, to be permitted to concentrate its investments in issuers that are part of the healthcare related industries rather than seeking to diversify its investments among the sub-industries within that larger industry classification.

        The principal risks of investing in ML Healthcare will not be changed substantially by this change in investment policy. Sectors of the healthcare related industries that currently are treated as separate industries, such as the pharmaceutical sector, could under the revised investment restriction constitute more than 25% of the Fund’s total assets. By concentrating in one industry or sector of an industry, ML Healthcare will be affected by share price movements of companies in that industry or sector of an industry more than a more broadly diversified mutual fund and is subject to the risk that it will perform poorly during a downturn in that industry.

        If the proposed amended investment policy for ML Healthcare is approved by its shareholders at the Meeting, the prospectus and statement of additional information of ML Healthcare will be revised, as appropriate, to reflect this change and to amend its fundamental investment restriction.

        The Board of ML Healthcare recommends that the Fund’s shareholders vote FOR the proposed change in the fundamental investment restriction relating to industry concentration of ML Healthcare.

ITEM 5—APPROVAL OF PROPOSED CHANGE IN
INVESTMENT RESTRICTION OF ML NATURAL RESOURCES

        ML Natural Resources only

        The prospectus of ML Natural Resources states that the Fund invests, as a non-fundamental policy, at least 80% of its assets in companies with substantial natural resource assets or in securities the value of which is related to the market value of some natural resource asset.

        The Board of ML Natural Resources proposes that ML Natural Resources amend its fundamental investment policy with respect to industry concentration to provide that ML Natural Resources will concentrate in one or more issuers in the energy and natural resources related industries, as defined in its prospectus. Currently, ML Natural Resources is not permitted to concentrate in any industry. As a result, it is also proposed that ML Natural Resources’ investment restriction relating to industry concentration will be revised to read as follows:

The Fund will not invest more than 25% of its assets, taken at market value at the time of purchase, in the securities of issuers in any particular industry (except that the Fund will invest greater than 25% of its assets in the securities of issuers in the natural resources related industries and excluding the U.S. Government and its agencies and instrumentalities) [added language shown in boldface type].

        For purposes of this investment restriction, the natural resources related industries are defined to include companies that have substantial natural resource assets, meaning that at least 50% of the non-current assets, capitalization, gross revenues or operating profits of the company in the most recent or current fiscal year are involved in or result from (directly or indirectly through subsidiaries), exploring, mining, refining, processing, fabricating, dealing in or owning natural resource assets or when, in the opinion of ML Natural Resources’ management, the company’s market value or profitability is significantly affected by changes in the value of a natural resource. Examples of natural resource assets include precious metals (e.g., gold, silver and platinum),

30

ferrous and nonferrous metals (e.g., iron, aluminum and copper), strategic metals (e.g., uranium and titanium), water, hydrocarbons (e.g., coal, oil and natural gas), timber land, underdeveloped real property and agricultural commodities.

        This investment policy of ML Natural Resources will be a fundamental policy that may be changed only by shareholder vote.

        Other than as described below, the change in investment policy will not materially change the manner in which ML Natural Resources is currently managed.

        ML Natural Resources seeks to achieve its investment objective by investing primarily in equity securities of companies with substantial natural resource assets. The Fund normally invests in a portfolio consisting of companies in a variety of natural resource related sectors, such as energy, chemicals, oil, gas, paper, mining, steel or agriculture. The Fund currently has a policy under which it may, under certain circumstances, concentrate its investments in one or more of these sectors, but will not invest more than 25% of its assets in any one industry within a sector. However, Fund management believes that it is appropriate for a fund such as ML Natural Resources that focuses on the natural resources sector to have the ability to concentrate its investments on the major industries, such as energy, and sub-industries, such as oil and gas exploration, that comprise that sector. The inability to do so may prevent the Fund from taking maximum advantage of investment opportunities within such industries and sub-industries and may put it at a competitive disadvantage with other natural resource sector funds that may so concentrate.

        The principal risks of investing in ML Natural Resources will not be changed substantially by this change in investment policy. However, by concentrating in one industry or sector of an industry, ML Natural Resources will be more exposed to the effects of share price movements of companies in that industry or sector of an industry than a more broadly diversified mutual fund and is subject to the risk that it will perform poorly during a downturn in that industry.

        If the proposed amended investment policy for ML Natural Resources is approved by its shareholders at the Meeting, the prospectus and statement of additional information of ML Natural Resources will be revised, as appropriate, to reflect this change and the amendment to its fundamental investment restriction.

        The Board of ML Natural Resources recommends that the Fund’s shareholders vote FOR the proposed change in the fundamental investment restriction relating to industry concentration of ML Natural Resources.

ITEM 6—SHAREHOLDER PROPOSAL RECOMMENDING
DIVESTITURE BY ML GLOBAL ALLOCATION
OF FREEPORT MCMORAN COPPER & GOLD, INC. STOCK

        ML Global Allocation only

        A beneficial owner (the “proponent”) of shares of ML Global Allocation has informed the Fund that he intends to present a proposal for action at the Meeting. The proponent’s name, address and number of shares beneficially owned will be furnished by the Secretary of ML Global Allocation upon request.

        The proponent’s formal proposal is as follows:

Whereas: Since 1967, PT Freeport Indonesia Company (PT-FI) an operating unit of Freeport McMoRan Copper & Gold, Inc. (FCS) has been operating on lands traditionally inhabited by indigenous people, especially the Amungme and Komoro;

        Whereas: PT-FI has discharged over 110,000 tons of tailings per day into local Irian Jaya rivers and is in the process of expanding its milling operations to exceed 190,000 cubic tons per day. In 1995, prior to the settlement with PT-FI, the Overseas Private Investment Corporation, a U.S.

31

government agency which provided political risk insurance to this operation stated that the mine “created and continues to pose unreasonable or major environmental, health, or safety hazards with respect to the rivers that are being impacted by the tailings, the surrounding terrestrial ecosystem and the local inhabitants”;

Whereas: PT-FI has attempted to ameliorate the social and environmental damages by proposing the “one Percent Trust Fund Offer” and the establishment of an Amungme Foundation, but the Amungme Tribal Council (LEMASA), an organization representing one of the indigenous communities affected by PT-FI’s operations in Irian Jaya, issued a resolution “unconditionally and absolutely” rejecting these two proposals;

Whereas: It is unclear to shareholders how much environmental liability, cleanup responsibility, and remediation costs may exist, and no existing audit contains information on any actual environmental liability;

Therefore, Resolved that the Merrill Lynch Global Allocation Fund, Inc. divest itself of Freeport McMoRan Copper & Gold stock within 30 days of the passage of this resolution.

        The Board of ML Global Allocation opposes the proposal described above and urges all shareholders to vote “AGAINST” the proposal.

        The proposal is, as required by Maryland law, advisory only and asks the Board of ML Global Allocation to take the steps necessary to implement the proposal. Should the proposal be approved by ML Global Allocation shareholders, the Board will meet to determine if such a recommendation is advisable.

ADDITIONAL INFORMATION

Expenses and Methods of Proxy Solicitation

        The expenses of preparation, printing and mailing of the enclosed forms of proxy, the accompanying Notice and this Joint Proxy Statement will not be borne by the Funds and will be borne wholly by Merrill Lynch. These costs will be borne by Merrill Lynch whether or not the proposals are successful. Merrill Lynch will reimburse banks, brokers and others for their reasonable expenses in forwarding proxy solicitation material to the beneficial owners of each Fund’s shares.

        In order to obtain the necessary quorum at each Meeting, supplementary solicitation may be made by mail, telephone, telegraph or personal interview by officers of each Fund. MLIM and its affiliates have retained Computershare Fund Services, a proxy solicitation firm, to assist in the solicitation of proxies at an aggregate cost of approximately $259,000 for all the Funds, plus aggregate out-of-pocket expenses estimated to be $14,500,000 for all the Funds, all of which will be paid by Merrill Lynch.

Quorum and Vote Required

        A quorum of shareholders is required to take action at each Meeting. For the Funds listed below, a quorum consists of a majority of the shares entitled to vote at the Meetings, present in person or by proxy:

ML Basic Value	CMA Treasury
ML Value Opportunities	ML Senior Floating Rate
ML Balanced Capital	Merrill Lynch Bond Fund, Inc.
ML Ready Assets	Core Bond Portfolio
ML USA Government	Intermediate Term Portfolio
ML U.S. Treasury	High Income Portfolio
CMA Money	ML Developing Capital Markets
CMA Tax-Exempt	ML EuroFund

32

ML Global Allocation	Mercury Core Bond V.I.
ML Healthcare	Mercury Domestic Money Market V.I.
ML Latin America	Mercury Fundamental Growth V.I.
Merrill Lynch Municipal Bond Fund, Inc.	Mercury Global Growth V.I.
National Portfolio	Mercury Global Allocation V.I.
Insured Portfolio	Mercury Government Bond V.I.
Short-Term Portfolio	Mercury High Current Income V.I.
ML Pacific	Mercury Index 500 V.I.
ML Utilities	Mercury Large Cap Core V.I.
ML Focus Value	Mercury Large Cap Growth V.I.
Summit	Mercury Large Cap Value V.I.
ML Retirement Reserves	Mercury Value Opportunities V.I.
ML Short-Term U.S. Government	Mercury Utilities V.I.
FAM Variable Series Funds, Inc.	Mercury International Value V.I.
Mercury American Balanced V.I	ML World Income
Mercury Basic Value V.I

        For the Funds listed below, a quorum consists of holders of one-third of the shares entitled to vote at the Meetings, present in person or by proxy:

Master Basic Value	CMA Government Securities
Mercury Basic Value	Master Tax-Exempt
Master Value Opportunities	Master Treasury
Merrill Lynch Strategy Series, Inc.	CMA Multi-State Municipal Series Trust
ML Strategy Growth and Income	CMA Arizona
ML Strategy Long-Term Growth	CMA California
ML Strategy All-Equity	CMA Connecticut
ML Disciplined Equity	CMA Florida
ML Global Growth	CMA Massachusetts
ML Natural Resources	CMA Michigan
FAM Series Fund, Inc.	CMA New Jersey
Mercury Balanced Capital	CMA New York
Mercury Large Cap Core	CMA North Carolina
Mercury Core Bond	CMA Ohio
Mercury Global Allocation	CMA Pennsylvania
Mercury Fundamental Growth	Master Senior Floating Rate
Mercury High Yield	ML Senior Floating Rate II
Mercury Intermediate Government Bond	Global Financial Services Master
Mercury Money Reserve	ML Global Financial Services
Mercury Low Duration	Master U.S. High Yield
Mercury Global SmallCap	ML U.S. High Yield
Mercury Equity Dividend	Master Bond Trust
Mercury Mid Cap	Master Core Bond
Mercury Small Cap	ML Equity Dividend
Mercury International Index	ML Global Equity
Quantitative Master Series Trust	ML Global SmallCap
QMST Aggregate Bond	ML Global Technology
QMST Enhanced International	ML Global Value
QMST Enhanced S&P 500	ML Municipal Intermediate Term
QMST Enhanced Small Cap	Master Focus Twenty
QMST Extended Market Index	ML Focus Twenty
QMST International Index	Master Large Cap Series Trust
QMST S&P 500 Index	Master Large Cap Growth
QMST Small Cap Index	Master Large Cap Value
QMST Mid Cap Index	Master Large Cap Core
Merrill Lynch Index Funds, Inc.	Merrill Lynch Large Cap Series Funds, Inc.
ML Aggregate Bond Index	ML Large Cap Growth
ML International Index	ML Large Cap Value
ML S&P 500 Index	ML Large Cap Core
ML Small Cap Index	ML California Insured
Master Money	ML Fundamental Growth
Master Government Securities	Merrill Lynch Multi-State Municipal Series

33

Trust	FDP Series, Inc.
ML Florida	Marsico Growth FDP
ML New Jersey	MFS Research International FDP
ML New York	Franklin Templeton Total Return FDP
ML Pennsylvania	Van Kampen Value FDP
Managed Account Series	Multi-Strategy Hedge Advantage
Managed Account Mid Cap Value	Multi-Strategy Hedge Opportunities
Managed Account High Income	Master Institutional Money Market Trust
Managed Account U.S. Mortgage	Master Premier Institutional
Managed Account Global SmallCap	Master Institutional
Asset Program	Master Institutional Tax-Exempt
Low Duration Master	Master Institutional Government
ML Low Duration	Master Institutional Treasury
ML U.S. Government	Merrill Lynch Funds For Institutions Series
ML International Value	ML Premier Institutional
Mercury Master Trust	ML Institutional
ML Master International	ML Institutional Tax-Exempt
ML Master Small Cap Growth	ML Institutional Treasury
Mercury Funds, Inc.	ML Institutional Government
ML Small Cap Growth	Merrill Lynch Principal Protected Trust
ML International	ML Basic Value Principal Protected
Master Real Investment	ML Fundamental Growth Principal Protected
ML Real Investment	ML Core Principal Protected
Master Inflation Protected
ML Inflation Protected

        For WCMA Money, WCMA Government Securities, WCMA Tax-Exempt and WCMA Treasury, a quorum consists of holders of thirty percent (30%) of the shares entitled to vote at the Meetings, present in person or by proxy.

        Approval of Items 1, 2, 3, 4 and 5 requires the affirmative vote of a 1940 Act Majority of the outstanding voting securities of the Fund. Each series of a multiple series fund votes separately on matters, if any, that affect that series. Assuming a quorum is present, approval of Item 6 requires the affirmative vote of a majority of the votes cast by holders of shares of ML Global Allocation represented at the Meeting and entitled to vote.

        If, by the time scheduled for a Meeting, a quorum of shareholders is not present or if a quorum is present but sufficient votes to allow action on one or more proposals are not received from the shareholders, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies from shareholders. Any such adjournment will require the affirmative vote of a majority of the shares of the Fund present in person or by proxy and entitled to vote at the time of the Meeting to be adjourned. The persons named as proxies will vote in favor of any such adjournment if they believe the adjournment and additional proxy solicitation are reasonable and in the best interests of the Fund’s shareholders.

        Votes cast by proxy or in person at each Meeting will be tabulated by the inspectors of election appointed for that Meeting. The inspectors of election will determine whether or not a quorum is present at the Meeting.

        All shares represented by properly executed proxies, unless such proxies have previously been revoked, will be voted at each Meeting in accordance with the directions on the proxies; if no direction is indicated, the shares will be voted in accordance with the recommendation of the Funds’ Boards as follows:

        1) “FOR” approval of each Fund’s New Investment Advisory Agreement.

        2) “FOR” approval of each FDP Fund’s New FDP Subadvisory Agreement.

        3) “FOR” approval of each Fund’s Contingent Subadvisory Agreement.

34

        4) “FOR” approval of the proposed change in the fundamental investment restriction relating to industry concentration of ML Healthcare.

        5) “FOR” approval of the proposed change in the fundamental investment restriction relating to industry concentration of ML Natural Resources.

        6) “AGAINST” the shareholder proposal recommending divestiture of Freeport McMoRan Copper & Gold, Inc. stock by ML Global Allocation.

        The shareholders of each Feeder Fund will also vote in connection with the matters applicable to their respective Master Trust.

Broker Non-Votes and Abstentions

        Broker-dealer firms, including Merrill Lynch, Pierce, Fenner & Smith Incorporated (“MLPF&S”), holding shares of a Fund in “street name” for the benefit of their customers and clients, will request the instructions of such customers and clients on how to vote their shares on each Item before the Meeting. The Funds will include shares held of record by broker-dealers as to which such authority has been granted in its tabulation of the total number of shares present for purposes of determining whether the necessary quorum of shareholders of each Fund exists. Broker-dealer firms, including MLPF&S, will not be permitted to grant voting authority with respect to shares for which no instructions have been received in connection with the new investment advisory agreements in Item 1, the new subadvisory agreements in Item 2, the contingent subadvisory agreements in Item 3, the proposed change in the fundamental investment restriction relating to industry concentration in Items 4 and 5 and the shareholder proposal in Item 6. Proxies that are returned to a Fund but that are marked “abstain” or on which a broker-dealer has declined to vote on any non-routine proposal (“broker non-votes”) will be counted as present for the purposes of determining a quorum. Abstentions and broker non-votes will not be counted as votes cast. Therefore, abstentions and broker non-votes will have no effect on the vote on Item 6 for ML Global Allocation. Abstentions and broker non-votes will have the same effect as a vote against Items 1, 2, 3, 4 and 5 for all Funds.

Other Matters

        Management knows of no other matters to be presented at the Meetings. However, if other matters are presented for a vote at a Meeting or any adjournments thereof, the proxy holders will vote the shares represented by properly executed proxies according to their judgment on those matters.

Annual Report Delivery

        Each Fund will furnish, without charge, a copy of its Annual Report for the Fund’s last fiscal year and any subsequent Semi-Annual Report to any shareholder upon request. Such requests should be directed to the applicable Fund, P.O. Box 9011, Princeton, New Jersey 08543-9011, Attention: Fund Secretary, or to 1-800-543-6217.

Shareholder Meetings

        The charters of the Funds do not require that the Funds hold annual meetings of shareholders. Each Fund will, however, be required to call Annual Meetings of shareholders in accordance with the requirements of the 1940 Act to seek approval of new or material amendments to advisory arrangements or of a change in the fundamental policies, objectives or restrictions of the Funds. Each Fund also would be required to hold an annual shareholder meeting to elect new Board Members at such time as less than a majority of the Board Members holding office have been elected by shareholders. The charter or, as applicable, by-laws generally provide that a shareholder meeting may be called by a majority of the Board Members, the President or on the written request of a specified percentage of the outstanding shares (or of a portfolio thereof if the meeting relates solely to that portfolio).

37

Shareholder Proposals

        Shareholders of a Fund wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholder meeting must send their written proposal to that Fund a reasonable time before the Board Members’ solicitation relating to such meeting is to be made. The persons named as proxies in future proxy materials of a Fund may exercise discretionary authority with respect to any shareholder proposal presented at any subsequent shareholder meeting if written notice of such proposal has not been received by that Fund a reasonable period of time before the Board Members’ solicitation relating to such meeting is made. Written proposals with regard to a Fund should be sent to the Secretary of the Fund, 800 Scudders Mill Road, Plainsboro, New Jersey 08536.

By Order of the Boards of Directors/Trustees ALICE A. PELLEGRINO Secretary of the Funds

Dated: June ___, 2006

38

        Defined terms used in these Appendices and not otherwise defined shall have the same meanings attributed thereto in the Joint Proxy Statement to which these Appendices are attached.

Appendix A

Corporations, Trusts and Series

Corporation/Trust	Form of Organization	Series	Term Used in this Joint Proxy Statement	Date of Meeting
Master Basic Value Trust	Delaware statutory trust	—	Master Basic Value	August 15, 2006

Merrill Lynch Basic Value Fund, Inc.	Maryland corporation	—	ML Basic Value	August 15, 2006

Mercury Basic Value Fund, Inc.	Maryland corporation	—	Mercury Basic Value	August 15, 2006

Master Value Opportunities Trust	Delaware statutory trust	—	Master Value Opportunities	August 15, 2006

Merrill Lynch Value Opportunities Fund, Inc.	Maryland corporation	—	ML Value Opportunities	August 15, 2006

Merrill Lynch Strategy Series, Inc.	Maryland corporation	Merrill Lynch Strategy Growth and Income Fund	ML Strategy Growth and Income	August 15, 2006

		Merrill Lynch Strategy Long-Term Growth Fund	ML Strategy Long-Term Growth	August 15, 2006

		Merrill Lynch Strategy All-Equity Fund	ML Strategy All-Equity	August 15, 2006

Merrill Lynch Balanced Capital Fund, Inc.	Maryland corporation	—	ML Balanced Capital	August 15, 2006

Merrill Lynch Disciplined Equity Fund, Inc.	Maryland corporation	—	ML Disciplined Equity	August 15, 2006

Merrill Lynch Global Growth Fund, Inc.	Maryland corporation	—	ML Global Growth	August 15, 2006

Merrill Lynch Natural Resources Trust	Massachusetts business trust	—	ML Natural Resources	July 31, 2006

Merrill Lynch Ready Assets Trust	Massachusetts business trust	—	ML Ready Assets	July 31, 2006

FAM Series Fund, Inc.	Maryland corporation	Mercury Balanced Capital Strategy Portfolio	Mercury Balanced Capital	August 15, 2006

A-1

Corporation/Trust	Form of Organization	Series	Term Used in this Joint Proxy Statement	Date of Meeting
		Mercury Large Cap Core Strategy Portfolio	Mercury Large Cap Core	August 15, 2006

		Mercury Core Bond Strategy Portfolio	Mercury Core Bond	August 15, 2006

		Mercury Global Allocation Strategy Portfolio	Mercury Global Allocation	August 15, 2006

		Mercury Fundamental Growth Strategy Portfolio	Mercury Fundamental Growth	August 15, 2006

		Mercury High Yield Portfolio	Mercury High Yield	August 15, 2006

		Mercury Intermediate Government Bond Portfolio	Mercury Intermediate Government Bond	August 15, 2006

		Mercury Money Reserve Portfolio	Mercury Money Reserve	August 15, 2006

		Mercury Low Duration Portfolio	Mercury Low Duration	August 15, 2006

		Mercury Global SmallCap Portfolio	Mercury Global SmallCap	August 15, 2006

		Mercury Equity Dividend Portfolio	Mercury Equity Dividend	August 15, 2006

		Mercury Mid Cap Value Opportunities Portfolio	Mercury Mid Cap	August 15, 2006

		Mercury Small Cap Index Portfolio	Mercury Small Cap	August 15, 2006

		Mercury International Index Portfolio	Mercury International Index	August 15, 2006

Merrill Lynch USA Government Reserves	Massachusetts business trust	—	ML USA Government	July 31, 2006

Merrill Lynch U.S. Treasury Money Fund	Massachusetts business trust	—	ML U.S. Treasury	July 31, 2006

Quantitative Master Series Trust	Delaware statutory trust	Master Aggregate Bond Index Series	QMST Aggregate Bond	August 15, 2006

		Master Enhanced International Series	QMST Enhanced International	August 15, 2006

		Master Enhanced S&P 500 Series	QMST Enhanced S&P 500	August 15, 2006

		Master Enhanced	QMST Enhanced Small Cap	August 15, 2006

A-2

Corporation/Trust	Form of Organization	Series	Term Used in this Joint Proxy Statement	Date of Meeting
		Small Cap Series Master Extended Market Index Series	QMST Extended Market Index	August 15, 2006

		Master International Index Series	QMST International Index	August 15, 2006

		Master S&P 500 Index Series	QMST S&P 500 Index	August 15, 2006

		Master Small Cap Index Series	QMST Small Cap Index	August 15, 2006

		Master Mid Cap Index Series	QMST Mid Cap Index	August 15, 2006

Merrill Lynch Index Funds, Inc.	Maryland corporation	Merrill Lynch Aggregate Bond Index Fund	ML Aggregate Bond Index	August 15, 2006

		Merrill Lynch International Index Fund	ML International Index	August 15, 2006

		Merrill Lynch S&P 500 Index Fund	ML S&P 500 Index	August 15, 2006

		Merrill Lynch Small Cap Index Fund	ML Small Cap Index	August 15, 2006

Master Money Trust	Delaware statutory trust	—	Master Money	August 15, 2006

CMA Money Fund	Massachusetts business trust	—	CMA Money	July 31, 2006

WCMA Money Fund	Massachusetts business trust	—	WCMA Money	July 31, 2006

Master Government Securities Trust	Delaware statutory trust	—	Master Government Securities	August 15, 2006

CMA Government Securities Fund	Massachusetts business trust	—	CMA Government Securities	July 31, 2006

WCMA Government Securities Fund	Massachusetts business trust	—	WCMA Government Securities	July 31, 2006

Master Tax-Exempt Trust	Delaware statutory trust	—	Master Tax-Exempt	August 15, 2006

CMA Tax-Exempt Fund	Massachusetts business trust	—	CMA Tax-Exempt	July 31, 2006

WCMA Tax-Exempt Fund	Massachusetts business trust	—	WCMA Tax-Exempt	July 31, 2006

Master Treasury Trust	Delaware statutory trust	—	Master Treasury	August 15, 2006

A-3

Corporation/Trust	Form of Organization	Series	Term Used in this Joint Proxy Statement	Date of Meeting
CMA Treasury Fund	Massachusetts business trust	—	CMA Treasury	July 31, 2006

WCMA Treasury Fund	Massachusetts business trust	—	WCMA Treasury	July 31, 2006

CMA Multi-State Municipal Series Trust	Massachusetts business trust	CMA Arizona Municipal Money Fund	CMA Arizona	July 31, 2006

		CMA California Municipal Money Fund	CMA California	July 31, 2006

		CMA Connecticut Municipal Money Fund	CMA Connecticut	July 31, 2006

		CMA Florida Municipal Money Fund	CMA Florida	July 31, 2006

		CMA Massachusetts Municipal Money Fund	CMA Massachusetts	July 31, 2006

		CMA Michigan Municipal Money Fund	CMA Michigan	July 31, 2006

		CMA New Jersey Municipal Money Fund	CMA New Jersey	July 31, 2006

		CMA New York Municipal Money Fund	CMA New York	July 31, 2006

		CMA North Carolina Municipal Money Fund	CMA North Carolina	July 31, 2006

		CMA Ohio Municipal Money Fund	CMA Ohio	July 31, 2006

		CMA Pennsylvania Municipal Money Fund	CMA Pennsylvania	July 31, 2006

Master Senior Floating Rate Trust	Delaware statutory trust	—	Master Senior Floating Rate	August 15, 2006

Merrill Lynch Senior Floating Rate Fund, Inc.	Maryland corporation	—	ML Senior Floating Rate	August 15, 2006

A-4

Corporation/Trust	Form of Organization	Series	Term Used in this Joint Proxy Statement	Date of Meeting
Merrill Lynch Senior Floating Rate Fund II, Inc.	Maryland corporation	—	ML Senior Floating Rate II	August 15, 2006

Global Financial Services Master Trust	Delaware statutory trust	—	Global Financial Services Master	August 15, 2006

Merrill Lynch Global Financial Services Fund, Inc.	Maryland corporation	—	ML Global Financial Services	August 15, 2006

Master U.S. High Yield Trust	Delaware statutory trust	—	Master U.S. High Yield	August 15, 2006

Merrill Lynch U.S. High Yield Fund, Inc.	Maryland corporation	—	ML U.S. High Yield	August 15, 2006

Merrill Lynch Equity Dividend Fund	Massachusetts business trust	—-	ML Equity Dividend	July 31, 2006

Master Bond Trust	Delaware statutory trust	Master Core Bond Portfolio	Master Core Bond	August 15, 2006

Merrill Lynch Bond Fund, Inc.	Maryland corporation	Core Bond Portfolio	ML Bond Core Bond	August 15, 2006

		Intermediate Term Portfolio	ML Bond Intermediate Term	August 15, 2006

		High Income Portfolio	ML Bond High Income	August 15, 2006

Merrill Lynch Developing Capital Markets Fund, Inc.	Maryland corporation	—	ML Developing Capital Markets	August 15, 2006

Merrill Lynch EuroFund	Massachusetts business trust	—	ML EuroFund	July 31, 2006

Merrill Lynch Global Allocation Fund, Inc.	Maryland corporation	—	ML Global Allocation	August 15, 2006

Merrill Lynch Global Equity Opportunities Fund	Delaware statutory trust	—	ML Global Equity	August 15, 2006

Merrill Lynch Global SmallCap Fund, Inc.	Maryland corporation	—	ML Global SmallCap	August 15, 2006

Merrill Lynch Global Technology Fund, Inc.	Maryland corporation	—	ML Global Technology	August 15, 2006

Merrill Lynch Global Value Fund, Inc.	Maryland corporation	—	ML Global Value	August 15, 2006

Merrill Lynch Healthcare Fund, Inc.	Maryland corporation	—	ML Healthcare	August 15, 2006

Merrill Lynch Latin America Fund, Inc.	Maryland corporation	—	ML Latin America	August 15, 2006

A-5

Corporation/Trust	Form of Organization	Series	Term Used in this Joint Proxy Statement	Date of Meeting
Merrill Lynch Municipal Bond Fund, Inc.	Maryland corporation	National Portfolio	ML Muni Bond National	August 15, 2006

		Insured Portfolio	ML Muni Bond Insured	August 15, 2006

		Short-Term Portfolio	ML Muni Bond Short-Term	August 15, 2006

Merrill Lynch Municipal Series Trust	Massachusetts business trust	Merrill Lynch Municipal Intermediate Term Fund	ML Municipal Intermediate Term	July 31, 2006

Merrill Lynch Pacific Fund, Inc.	Maryland corporation	—	ML Pacific	August 15, 2006

Merrill Lynch Utilities and Telecommunications Fund, Inc.	Maryland corporation	—	ML Utilities	August 15, 2006

Merrill Lynch Financial Institutions Series Trust	Massachusetts business trust	Summit Cash Reserves Fund	Summit	July 31, 2006

Master Focus Twenty Trust	Delaware statutory trust	—	Master Focus Twenty	August 15, 2006

Merrill Lynch Focus Twenty Fund, Inc.	Maryland corporation	—	ML Focus Twenty	August 15, 2006

Master Large Cap Series Trust	Delaware statutory trust	Master Large Cap Growth Portfolio	Master Large Cap Growth	August 15, 2006

		Master Large Cap Value Portfolio	Master Large Cap Value	August 15, 2006

		Master Large Cap Core Portfolio	Master Large Cap Core	August 15, 2006

Merrill Lynch Large Cap Series Funds, Inc.	Maryland corporation	Merrill Lynch Large Cap Growth Fund	ML Large Cap Growth	August 15, 2006

		Merrill Lynch Large Cap Value Fund	ML Large Cap Value	August 15, 2006

		Merrill Lynch Large Cap Core Fund	ML Large Cap Core	August 15, 2006

Merrill Lynch California Municipal Series Trust	Massachusetts business trust	Merrill Lynch California Insured Municipal Bond Fund	ML California Insured	July 31, 2006

Merrill Lynch Focus Value Fund, Inc.	Maryland corporation	—	ML Focus Value	August 15, 2006

Merrill Lynch Fundamental Growth Fund, Inc.	Maryland corporation	—	ML Fundamental Growth	August 15, 2006

A-6

Corporation/Trust	Form of Organization	Series	Term Used in this Joint Proxy Statement	Date of Meeting
Merrill Lynch Multi-State Municipal Series Trust	Massachusetts business trust	Merrill Lynch Florida Municipal Bond Fund	ML Florida	July 31, 2006

		Merrill Lynch New Jersey Municipal Bond Fund	ML New Jersey	July 31, 2006

		Merrill Lynch New York Municipal Bond Fund	ML New York	July 31, 2006

		Merrill Lynch Pennsylvania Municipal Bond Fund	ML Pennsylvania	July 31, 2006

Merrill Lynch Retirement Series Trust	Massachusetts business trust	Merrill Lynch Retirement Reserves Money Fund	ML Retirement Reserves	July 31, 2006

Merrill Lynch U.S. Government Fund	Massachusetts business trust	—	ML U.S. Government	July 31, 2006

Merrill Lynch Short-Term U.S. Government Fund, Inc.	Maryland corporation	—	ML Short-Term U.S. Government	August 15, 2006

FAM Variable Series Funds, Inc.	Maryland corporation	Mercury American Balanced V.I. Fund	Mercury American Balanced V.I.	August 15, 2006

		Mercury Basic Value V.I. Fund	Mercury Basic Value V.I.	August 15, 2006

		Mercury Core Bond V.I. Fund	Mercury Core Bond V.I.	August 15, 2006

		Mercury Domestic Money Market V.I. Fund	Mercury Domestic Money Market V.I.	August 15, 2006

		Mercury Fundamental Growth V.I. Fund	Mercury Fundamental Growth V.I.	August 15, 2006

		Mercury Global Growth V.I. Fund	Mercury Global Growth V.I.	August 15, 2006

		Mercury Global Allocation V.I. Fund	Mercury Global Allocation V.I.	August 15, 2006

		Mercury Government Bond V.I. Fund	Mercury Government Bond V.I.	August 15, 2006

		Mercury High Current Income V.I. Fund	Mercury High Current Income V.I.	August 15, 2006

		Mercury Index 500 V.I. Fund	Mercury Index 500 V.I.	August 15, 2006

A-7

Corporation/Trust	Form of Organization	Series	Term Used in this Joint Proxy Statement	Date of Meeting
		Mercury Large Cap Core V.I. Fund	Mercury Large Cap Core V.I.	August 15, 2006

		Mercury Large Cap Growth V.I. Fund	Mercury Large Cap Growth V.I.	August 15, 2006

		Mercury Large Cap Value V.I. Fund	Mercury Large Cap Value V.I.	August 15, 2006

		Mercury Value Opportunities V.I. Fund	Mercury Value Opportunities V.I.	August 15, 2006

		Mercury Utilities and Telecommunications V.I. Fund	Mercury Utilities V.I.	August 15, 2006

		Mercury International Value V.I. Fund	Mercury International Value V.I.	August 15, 2006

Merrill Lynch World Income Fund, Inc.	Maryland corporation	—	ML World Income	August 15, 2006

Managed Account Series	Delaware statutory trust	Mid Cap Value Opportunities Portfolio	Managed Account Mid Cap Value	August 15, 2006

		High Income Portfolio	Managed Account High Income	August 15, 2006

		U.S. Mortgage Portfolio	Managed Account U.S. Mortgage	August 15, 2006

		Global SmallCap Portfolio	Managed Account Global SmallCap	August 15, 2006

The Asset Program, Inc.	Maryland corporation	Merrill Lynch Mid Cap Value Opportunities Fund	Asset Program	August 15, 2006

Fund Asset Management Master Trust	Delaware statutory trust	Low Duration Master Portfolio	Low Duration Master	August 15, 2006

Merrill Lynch Investment Managers Funds, Inc.	Maryland corporation	Merrill Lynch Low Duration Fund	ML Low Duration	August 15, 2006

Mercury Funds II	Delaware statutory trust	Merrill Lynch International Value Fund	ML International Value	August 15, 2006

Mercury Master Trust	Delaware statutory trust	Merrill Lynch Master International Portfolio	ML Master International	August 15, 2006

		Merrill Lynch Master Small Cap Growth Portfolio	ML Master Small Cap Growth	August 15, 2006

A-8

Corporation/Trust	Form of Organization	Series	Term Used in this Joint Proxy Statement	Date of Meeting
Mercury Funds, Inc.	Maryland corporation	Merrill Lynch Small Cap Growth Fund	ML Small Cap Growth	August 15, 2006

		Merrill Lynch International Fund	ML International	August 15, 2006

Master Real Investment Trust	Delaware statutory trust	—	Master Real Investment	August 15, 2006

Merrill Lynch Real Investment Fund	Delaware statutory trust	—	ML Real Investment	August 15, 2006

Master Inflation Protected Trust	Delaware statutory trust	—	Master Inflation Protected	August 15, 2006

Merrill Lynch Inflation Protected Fund	Delaware statutory trust	—	ML Inflation Protected	August 15, 2006

FDP Series, Inc.	Maryland corporation	Marsico Growth FDP Fund	Marsico Growth FDP	August 15, 2006

		MFS Research International FDP Fund	MFS Research International FDP	August 15, 2006

		Franklin Templeton Total Return FDP Fund	Franklin Templeton Total Return FDP	August 15, 2006

		Van Kampen Value FDP Fund	Van Kampen Value FDP	August 15, 2006

Multi-Strategy Hedge Advantage	Delaware statutory trust	—	Multi-Strategy Hedge Advantage	August 15, 2006

Multi-Strategy Hedge Opportunities Fund, LLC	Delaware limited liability company	—	Multi-Strategy Hedge Opportunities	August 15, 2006

Master Institutional Money Market Trust	Delaware statutory trust	Master Premier Institutional Fund	Master Premier Institutional	August 15, 2006

		Master Institutional Fund	Master Institutional	August 15, 2006

		Master Institutional Tax-Exempt Fund	Master Institutional Tax-Exempt	August 15, 2006

		Master Government Fund	Master Institutional Government	August 15, 2006

		Master Treasury Fund	Master Institutional Treasury	August 15, 2006

Merrill Lynch Funds For Institutions Series	Delaware statutory trust	Merrill Lynch Premier Institutional Fund	ML Premier Institutional	August 15, 2006

A-9

Corporation/Trust	Form of Organization	Series	Term Used in this Joint Proxy Statement	Date of Meeting
		Merrill Lynch Institutional Fund	ML Institutional	August 15, 2006

		Merrill Lynch Institutional Tax-Exempt Fund	ML Institutional Tax-Exempt	August 15, 2006

		Merrill Lynch Treasury Fund	ML Institutional Treasury	August 15, 2006

		Merrill Lynch Government Fund	ML Institutional Government	August 15, 2006

Merrill Lynch Principal Protected Trust	Delaware statutory trust	Merrill Lynch Basic Value Principal Protected Fund	ML Basic Value Principal Protected	August 15, 2006

		Merrill Lynch Fundamental Growth Principal Protected Fund	ML Fundamental Growth Principal Protected	August 15, 2006

		Merrill Lynch Core Principal Protected Fund	ML Core Principal Protected	August 15, 2006

A-10

Master/Feeder Funds

Master Trust	Feeder Funds
Master Basic Value Trust	Merrill Lynch Basic Value Fund, Inc. Mercury Basic Value Fund, Inc.

Master Value Opportunities Trust	Merrill Lynch Value Opportunities Fund, Inc.

Quantitative Master Series Trust

QMST Aggregate Bond
QMST Enhanced International
QMST Enhanced S&P 500
QMST Enhanced Small Cap
QMST Extended Market Index
QMST International Index
QMST S&P 500 Index
QMST Small Cap Index
QMST Mid Cap Index

Master Money Trust	CMA Money Fund WCMA Money Fund

Master Government Securities Trust	CMA Government Securities Fund WCMA Government Securities Fund

Master Tax-Exempt Trust	CMA Tax-Exempt Fund WCMA Tax-Exempt Fund

Master Treasury Trust	CMA Treasury Fund WCMA Treasury Fund

Master Senior Floating Rate Trust	Merrill Lynch Senior Floating Rate Fund, Inc. Merrill Lynch Senior Floating Rate Fund II, Inc.

Global Financial Services Master Trust	Merrill Lynch Global Financial Services Fund, Inc.

Master U.S. High Yield Trust	Merrill Lynch U.S. High Yield Fund, Inc.

Master Bond Trust Master Core Bond Portfolio	Merrill Lynch Bond Fund, Inc. Core Bond Portfolio

Master Focus Twenty Trust	Merrill Lynch Focus Twenty Fund, Inc.

Master Large Cap Series Trust Master Large Cap Growth Portfolio Master Large Cap Value Portfolio Master Large Cap Core Portfolio	Merrill Lynch Large Cap Series Funds, Inc. Merrill Lynch Large Cap Growth Portfolio Merrill Lynch Large Cap Value Portfolio Merrill Lynch Large Cap Core Portfolio

Fund Asset Management Master Trust Low Duration Master Portfolio	Merrill Lynch Investment Managers Funds, Inc. Merrill Lynch Low Duration Fund

Mercury Master Trust Merrill Lynch Master International Portfolio Merrill Lynch Master Small Cap Growth Portfolio	Mercury Funds, Inc. Merrill Lynch International Fund Merrill Lynch Small Cap Growth Fund

Master Real Investment Trust	Merrill Lynch Real Investment Fund

Master Inflation Protected Trust	Merrill Lynch Inflation Protected Fund

A-11

Master Trust	Feeder Funds
Master Institutional Money Market Trust Master Premier Institutional Fund Master Institutional Fund Master Institutional Tax-Exempt Fund Master Government Fund Master Treasury Fund

Merrill Lynch Funds For Institutions Series
    Merrill Lynch Premier Institutional Fund
    Merrill Lynch Institutional Fund
    Merrill Lynch Institutional Tax-Exempt Fund
    Merrill Lynch Government Fund
    Merrill Lynch Treasury Fund

A-12

Appendix B

Fund Information

Fund	Adviser	Total Shares Outstanding	Net Assets
Master Basic Value	FAM
ML Basic Value	FAM
Mercury Basic Value	FAM
Master Value Opportunities	FAM
ML Value Opportunities	FAM
ML Strategy Growth and Income	FAM
ML Strategy Long-Term Growth	FAM
ML Strategy All-Equity	FAM
ML Balanced Capital	MLIM
ML Disciplined Equity	MLIM
ML Global Growth	MLIM
ML Natural Resources	MLIM
ML Ready Assets	MLIM
Mercury Balanced Capital	MLIM
Mercury Large Cap Core	MLIM
Mercury Core Bond	MLIM
Mercury Global Allocation	MLIM
Mercury Fundamental Growth	MLIM
Mercury High Yield	MLIM
Mercury Intermediate Government Bond	MLIM
Mercury Money Reserve	MLIM
Mercury Low Duration	MLIM
Mercury Global SmallCap	MLIM
Mercury Equity Dividend	MLIM
Mercury Mid Cap	MLIM
Mercury Small Cap	MLIM
Mercury International Index	MLIM
ML USA Government	MLIM
ML U.S. Treasury	MLIM
QMST Aggregate Bond	FAM
QMST Enhanced International	FAM
QMST Enhanced S&P 500	FAM
QMST Enhanced Small Cap	FAM
QMST Extended Market Index	FAM
QMST International Index	FAM
QMST S&P 500 Index	FAM
QMST Small Cap Index	FAM
QMST Mid Cap Index	FAM
ML Aggregate Bond Index	FAM
ML International Index	FAM
ML S&P 500 Index	FAM
ML Small Cap Index	FAM
Master Money	FAM
CMA Money	FAM
WCMA Money	FAM
Master Government Securities	FAM
CMA Government Securities	FAM
WCMA Government Securities	FAM
Master Tax-Exempt	FAM
CMA Tax-Exempt	FAM
WCMA Tax-Exempt	FAM
Master Treasury	FAM

B-1

Fund	Adviser	Total Shares Outstanding	Net Assets
CMA Treasury	FAM
WCMA Treasury	FAM
CMA Arizona	FAM
CMA California	FAM
CMA Connecticut	FAM
CMA Florida	FAM
CMA Massachusetts	FAM
CMA Michigan	FAM
CMA New Jersey	FAM
CMA New York	FAM
CMA North Carolina	FAM
CMA Ohio	FAM
CMA Pennsylvania	FAM
Master Senior Floating Rate	FAM
ML Senior Floating Rate	FAM
ML Senior Floating Rate II	FAM
Global Financial Services Master	FAM
ML Global Financial Services	FAM
Master U.S. High Yield	FAM
ML U.S. High Yield	FAM
ML Equity Dividend	MLIM
Master Core Bond	FAM
ML Bond Core Bond	FAM
ML Bond Intermediate Term	FAM
ML Bond High Income	FAM
ML Developing Capital Markets	MLIM
ML EuroFund	MLIM
ML Global Allocation	MLIM
ML Global Equity	FAM
ML Global SmallCap	MLIM
ML Global Technology	MLIM
ML Global Value	MLIM
ML Healthcare	MLIM
ML Latin America	MLIM
ML Muni Bond National	FAM
ML Muni Bond Insured	FAM
ML Muni Bond Short-Term	FAM
ML Municipal Intermediate Term	MLIM
ML Pacific	MLIM
ML Utilities	MLIM
Summit	FAM
Master Focus Twenty	FAM
ML Focus Twenty	FAM
Master Large Cap Growth	FAM
Master Large Cap Value	FAM
Master Large Cap Core	FAM
ML Large Cap Growth	FAM
ML Large Cap Value	FAM
ML Large Cap Core	FAM
ML California Insured	FAM
ML Focus Value	FAM
ML Fundamental Growth	MLIM
ML Florida	FAM
ML New Jersey	FAM
ML New York	FAM
ML Pennsylvania	FAM
ML Retirement Reserves	MLIM
ML U.S. Government	FAM
ML Short-Term U.S. Government	MLIM

B-2

Fund	Adviser	Total Shares Outstanding	Net Assets
Mercury American Balanced V.I.	MLIM
Mercury Basic Value V.I.	MLIM
Mercury Core Bond V.I.	MLIM
Mercury Domestic Money Market V.I.	MLIM
Mercury Fundamental Growth V.I.	MLIM
Mercury Global Growth V.I.	MLIM
Mercury Global Allocation V.I.	MLIM
Mercury Government Bond V.I.	MLIM
Mercury High Current Income V.I.	MLIM
Mercury Index 500 V.I.	MLIM
Mercury Large Cap Core V.I.	MLIM
Mercury Large Cap Growth V.I.	MLIM
Mercury Large Cap Value V.I.	MLIM
Mercury Value Opportunities V.I.	MLIM
Mercury Utilities V.I.	MLIM
Mercury International Value V.I.	MLIM
ML World Income	FAM
Managed Account Mid Cap Value	FAM
Managed Account High Income	FAM
Managed Account U.S. Mortgage	FAM
Managed Account Global SmallCap	FAM
Asset Program	MLIM
Low Duration Master	FAM
ML Low Duration	FAM
ML International Value	MLIM
ML Master International	MLIM
ML Master Small Cap Growth	MLIM
ML Small Cap Growth	MLIM
ML International	MLIM
Master Real Investment	MLIM
ML Real Investment	MLIM
Master Inflation Protected	FAM
ML Inflation Protected	FAM
Marsico Growth FDP	FAM
MFS Research International FDP	FAM
Franklin Templeton Total Return FDP	FAM
Van Kampen Value FDP	FAM
Multi-Strategy Hedge Advantage	MLAI
Multi-Strategy Hedge Opportunities	MLAI
Master Premier Institutional	FAM
Master Institutional	FAM
Master Institutional Tax-Exempt	FAM
Master Institutional Government	FAM
Master Institutional Treasury	FAM
ML Premier Institutional	FAM
ML Institutional	FAM
ML Institutional Tax-Exempt	FAM
ML Institutional Treasury	FAM
ML Institutional Government	FAM
ML Basic Value Principal Protected	MLIM
ML Fundamental Growth Principal Protected	MLIM
ML Core Principal Protected	MLIM

B-3

Appendix C

Comparison of Terms of Current Investment Advisory Agreements
and New Investment Advisory Agreements

Provision	MLIM	BlackRock
Management Duties

Administer shareholder accounts; handling shareholder relations	X	Respond to or refer to shareholder inquiries

Provide necessary office space, equipment and facilities	X	X

Conduct relations with

Custodians	X	Provide assistance to custodian as required

Depositories	X

Transfer agents	X	Respond to or refer to transfer agent

Dividend disbursing agents	X	Determine and execute distributions with disbursing agent

Other servicing agents	X

Accountants	X	Establish accounting policies and consult with appropriate parties; Provide assistance to auditors as required

Attorneys	X	Provide assistance to counsel as required

Underwriters	X

Brokers and dealers	X	Place orders with any broker or dealer

Insurers	X

Banks	X	Prepare such info and reports as required by banks from which the Fund borrows

Others deemed necessary or desirable	X

Monitor compliance with prospectus and SAI	X	Must comply with prospectus and SAI (covenant section)

Make reports and recommendations to directors	X	Respond to or refer to officers; make such reports and recommendations to the Board of Trustees concerning service providers

C-1

Provision	MLIM	BlackRock
Bookkeeping services		X

Administrative services	X	X

Determine NAV		X

Maintain books and records		X

Oversee tax preparation		X

Review and pay fund expenses and service providers		X

Prepare communications with shareholders (proxies and annual reports)		X

Prepare periodic SEC filings		X

Prepare reports not prepared by custodian, counsel or auditors		X

Perform Section 18 calculations		X

Review share repurchase programs		X

Assist in preparation and filing of Forms 3, 4, 5		X

Provide, or arrange to provide at the Adviser’s cost, accounting services to the Fund [ML Balanced Capital only]	X	X

Investment Duties

Adviser provides

Investment research	X	Supervise and manage the investment and reinvestment of fund assets; provide investment research

Advice	X

Supervision	X

Continuous investment program	X

Purchase, sale, exchange decisionmaking	X	Exercise discretion in purchasing and selling securities

Options, futures, options on futures decisionmaking	X	Supervise and manage the investment and reinvestment of fund assets

Cash decisionmaking	X

Portfolio security voting	X	Exercise all rights appertaining to fund securities

C-2

Provision	MLIM	BlackRock
All actions necessary to implement investment policies	X	Adviser must place orders either directly with issuer or with broker or dealer

Instructions to custodian for delivery	X

Best execution	X	“Attempt” to provide best execution; however, Adviser considers other factors

Broker dealer selection (which may include affiliates)	X	X

Covenants section

Conform to provisions of 1940 Act, Investment Advisers Act of 1940, Commission rules and regulations, any other applicable law, charter and by-laws, policies, determinations and resolutions of the board

X

Must maintain policy and practice of conducting services independent of commercial banking operations		X

Must maintain privacy and confidentiality of fund and shareholder information		X

Expenses

Adviser shall pay for

Staff and personnel	X

Advisers bears all costs and expenses of employees, overhead and inside directors; except that Board may vote to reimburse Adviser for the pro rata portion of salaries, bonuses, etc. for the time spent on fund operations (including, without limitation, compliance matters) (other than investment advice and admin services) by Adviser personnel

Office space, equipment and facilities	X

Compensation of officers and inside directors	X

Fund shall pay for

Organizational costs	X

Redemption expenses	X

Portfolio transaction expenses	X

Expenses of registering shares	X

Pricing costs (including NAV calculation)	X

Printing expenses re: shareholder reports, stock certs, prospectuses and SAIs	X

Printing expenses re: proxies and other shareholder meeting costs	X

C-3

Provision	MLIM	BlackRock
SEC fees	X

Interest	X

Taxes	X

Custodian fees	X

Transfer agency fees	X

Independent director fees and expenses	X

Legal fees	X

Auditor fees	X

• Litigation expenses	X

• Listing fees

• Auction agent and other AMPS expenses

• Insurance

• Other expenses properly payable	X

The Fund will reimburse the Advisor and its affiliates for all their costs in providing accounting services to the Fund. [All except ML Balanced Capital]	X	X

Fees

Fee payable at the end of each calendar month at the annual rate of [__]% of average daily net assets, commencing on the day following effectiveness of the agreement, calculated in accordance with the prospectus and SAI.

	X	X “Net Assets” means the total assets minus the sum of the accrued liabilities.

If the agreement is in effect for less than a full month, fee is prorated	X	X

Fee payment for the preceding month shall be made as promptly as possible after completion of the computations.	X

When the determination of NAV is suspended, the NAV from the day prior to suspension shall be used	X

C-4

Provision	MLIM	BlackRock
Limitation on Liability

Adviser shall not be liable: any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the management of the Fund	X	any error of judgment or mistake of law or for any loss suffered by Adviser or by the Fund in connection with the performance of the Agreement

Except: willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties hereunder.	X

a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its duties under the Agreement.

To whom: Applies to any affiliates of Adviser performing services for the Fund contemplated hereby and the partners, shareholders, directors, officers and employees of Adviser and such affiliates	X	X

Activities of Adviser/Services Not Exclusive

Services not to be deemed to be exclusive, and Adviser and any person controlled by or under common control with Adviser is free to render services to others.	X
  Agreement does not limit Adviser or its employees and affiliates from acting as Adviser for any other person or firm.
  Agreement does not limit any other lawful activity.
  Agreement does not limit Adviser or employees from trading securities for their own accounts.
  However, Adviser shall undertake no activities which, in its judgment, will adversely affect the performance of its obligations under the Agreement.

Directors, officers, employees and shareholders of the Fund are or may become interested in Adviser and its affiliates, as directors, officers, employees, partners and shareholders or otherwise and that Adviser and the directors, officers, employees, partners and shareholders of Adviser and its affiliates are or may become similarly interested in the Fund as shareholders or otherwise.

X

C-5

Provision	MLIM	BlackRock
Sub-Advisers

Adviser may employ … other persons or entities, including … affiliates of Adviser … However, if Adviser chooses to retain … another person or entity to manage assets of the Fund, such other person or entity must be an affiliate
  retained at Adviser’s own cost and expense
  retained subject to Section 15

Retention of one or more affiliated sub-advisers … shall in no way reduce the responsibilities or obligations of Adviser under the Agreement, and Adviser shall be responsible for all acts and omissions … in connection with the performance of Adviser’s duties under the Agreement.

X

Adviser may from time to time … appoint one or more Sub-Advisers, including … affiliates of Adviser, to perform investment advisory services with respect to the Fund. Adviser may terminate any or all Sub-Advisers in its sole discretion at any time to the extent permitted by applicable law.

Duration/Termination

Agreement effective as of its date and effective for two years and thereafter so long as approved at least annually by the Directors or a majority of the shareholders, and
  a majority of independent Directors at an in person meeting
	X	X

Agreement may be terminated at any time, without the payment of any penalty, by the Directors or by vote of a majority of the outstanding voting securities of the Fund, or by Adviser, on 60 days’ notice

	X	X (except notice may be waived by either the Adviser or the Fund)

Agreement shall automatically terminate in the event of its assignment.	X	X

C-6

Provision	MLIM	BlackRock
Amendments

OLDER FUNDS: Agreement may be amended by the parties only if such amendment is specifically approved by majority of the shareholders, and
  a majority of the independent Directors at an in person meeting.

NEWER FUNDS: Agreement may be amended by the parties only if specifically approved by the Board, including a majority of the independent Directors at an in person meeting, and where required by the 1940 Act, by the vote of a majority of the shareholders.
	X	X—Includes the newer funds’ provision

Governing Law

New York and the applicable provisions of the 1940 Act. To the extent NY law and the 1940 Act conflict, 1940 Act controls.	X	X

General Notices

Any notice under the Agreement shall be in writing to the other party at such address as the other party may designate from time to time for the receipt of such notice and shall be deemed to be received on the earlier of the date actually received or on the fourth day after the postmark if such notice is mailed first class postage prepaid

Notice re: Change in Partnership Structure

Adviser, which is a partnership, must notify the Fund of any change in membership of the partnership	X	NA

Books and records

  Comply with Rule 31a-3 under the 1940 Act
  All records are the property of the Fund
  Will surrender promptly to the Fund any such records upon the Fund’s request.
  Preserve as required by Rule 31a-2 and Rule 31a-1 of the 1940 Act
X

C-7

Provision	MLIM	BlackRock
Indemnification

Fund may, in the discretion of the Board, indemnify Adviser, officers, employees, etc. against any liabilities and expenses, including judgments, fines and penalties, and counsel fees (all as provided in accordance with applicable state law) reasonably incurred … except when Indemnitee shall have been adjudicated not to have acted in good faith and in the reasonable belief that such Indemnitee’s action was in the best interest of the Fund and furthermore, in the case of any criminal proceeding, so long as such Indemnitee had no reasonable cause to believe that the conduct was unlawful; provided, however, that no indemnification when there has been “disabling conduct”
  no indemnification for settlements unless there has been a determination that such settlement is in the best interests of the Fund action must have been authorized by a majority of the full Board.

The Fund may make advance payments in connection with the expenses of defending any action with respect to which indemnification might be sought under the Agreement if the Fund receives a written affirmation of the Indemnitee’s good faith belief that the standard of conduct necessary for indemnification has been met and a written undertaking to reimburse the Fund unless it is subsequently determined that such Indemnitee is entitled to such indemnification and if the trustees of the Fund determine that the facts then known to them would not preclude indemnification. Additional conditions with respect to approvals and entitlement to indemnification.

Conditions apply with respect to standards for indemnification.

X

Use of Name

Adviser has consented to use of “BlackRock” name, conditioned on the employment of Adviser and subject to the ability of the Adviser to require the Fund to cease using the “BlackRock” name at any time for any reason

X

C-8

Provision	MLIM	BlackRock
Miscellaneous

Definitions of Certain Terms (have the meaning ascribed to them under the 1940 Act and relevant Commission interpretations)	X	X

Counterparts

Agreement may be executed in counterparts		X

C-9

Appendix D

FORM OF NEW INVESTMENT ADVISORY AGREEMENTS

INVESTMENT ADVISORY AGREEMENT

        AGREEMENT, dated [          ], 2006, between _______________ [          ] (the “Fund”), a [Maryland corporation] [Massachusetts business trust] [Delaware statutory trust], and BlackRock Advisors, Inc. (the “Advisor”), a Delaware corporation.

        WHEREAS, the Advisor has agreed to furnish investment advisory services to the Fund, an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”); and

        [WHEREAS, the [Trustees] [Board of Directors] of the Fund have established and designated ___________ (the “___________”) as a series of the Fund; and] [for open-end series funds]

        WHEREAS, this Agreement has been approved in accordance with the provisions of the 1940 Act, and the Advisor is willing to furnish such services upon the terms and conditions herein set forth;

        NOW, THEREFORE, in consideration of the mutual premises and covenants herein contained and other good and valuable consideration, the receipt of which is hereby acknowledged, it is agreed by and between the parties hereto as follows:

        1.       In General. The Advisor agrees, all as more fully set forth herein, to act as investment advisor to the Fund with respect to the investment of the Fund’s assets and to supervise and arrange for the day to day operations of the Fund and the purchase of securities for and the sale of securities held in the investment portfolio of the Fund.

        2.       Duties and Obligations of the Advisor with Respect to Investment of Assets of the Fund. Subject to the succeeding provisions of this section and subject to the direction and control of the Fund’s Board of [Trustees][Directors], the Advisor shall (i) act as investment advisor for and supervise and manage the investment and reinvestment of the Fund’s assets and in connection therewith have complete discretion in purchasing and selling securities and other assets for the Fund and in voting, exercising consents and exercising all other rights appertaining to such securities and other assets on behalf of the Fund; (ii) supervise continuously the investment program of the Fund and the composition of its investment portfolio; (iii) arrange, subject to the provisions of paragraph 4 hereof, for the purchase and sale of securities and other assets held in the investment portfolio of the Fund; and (iv) provide investment research to the Fund.

        3.       Duties and Obligations of Advisor with Respect to the Administration of the Fund. The Advisor also agrees to furnish office facilities and equipment and clerical, bookkeeping and administrative services (other than such services, if any, provided by the Fund’s Custodian, Transfer Agent and Dividend Disbursing Agent and other service providers) for the Fund. To the extent requested by the Fund, the Advisor agrees to provide the following administrative services:

                (a)        Oversee the determination and publication of the Fund’s net asset value in accordance with the Fund’s policy as adopted from time to time by the Board of [Trustees][Directors];

                (b)        Oversee the maintenance by the Fund’s Custodian and Transfer Agent and Dividend Disbursing Agent of certain books and records of the Fund as required under Rule 31a1(b)(4) of the 1940 Act and maintain (or oversee maintenance by such other persons as approved by the Board of [Trustees][Directors]) such other books and records required by law or for the proper operation of the Fund;

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                (c)        Oversee the preparation and filing of the Fund’s federal, state and local income tax returns and any other required tax returns;

                (d)        Review the appropriateness of and arrange for payment of the Fund’s expenses;

                (e)        Prepare for review and approval by officers of the Fund financial information for the Fund’s semiannual and annual reports, proxy statements and other communications with shareholders required or otherwise to be sent to Fund shareholders, and arrange for the printing and dissemination of such reports and communications to shareholders;

                (f)        Prepare for review by an officer of the Fund the Fund’s periodic financial reports required to be filed with the Securities and Exchange Commission (“SEC”) on Form NSAR, Form NCSR, Form NPX, Form NQ, and such other reports, forms and filings, as may be mutually agreed upon;

                (g)        Prepare such reports relating to the business and affairs of the Fund as may be mutually agreed upon and not otherwise appropriately prepared by the Fund’s custodian, counsel or auditors;

                (h)        Make such reports and recommendations to the Board of [Trustees][Directors] concerning the performance of the independent accountants as the Board of [Trustees][Directors] may reasonably request or deems appropriate;

                (i)        Make such reports and recommendations to the Board of [Trustees][Directors] concerning the performance and fees of the Fund’s Custodian and Transfer and Dividend Disbursing Agent as the Board of [Trustees][Directors] may reasonably request or deems appropriate;

                (j)        Oversee and review calculations of fees paid to the Fund’s service providers;

                (k)        Oversee the Fund’s portfolio and perform necessary calculations as required under Section 18 of the 1940 Act;

                (l)        Consult with the Fund’s officers, independent accountants, legal counsel, custodian, accounting agent and transfer and dividend disbursing agent in establishing the accounting policies of the Fund and monitor financial and shareholder accounting services;

                (m)        Determine the amounts available for distribution as dividends and distributions to be paid by the Fund to its shareholders; prepare and arrange for the printing of dividend notices to shareholders; and provide the Fund’s dividend disbursing agent and custodian with such information as is required for such parties to effect the payment of dividends and distributions and to implement the Fund’s dividend reinvestment plan;

                (n)        Prepare such information and reports as may be required by any banks from which the Fund borrows funds;

                (o)        Provide such assistance to the Custodian and the Fund’s counsel and auditors as generally may be required to properly carry on the business and operations of the Fund;

                (p)        Respond to or refer to the Fund’s officers or transfer agent, shareholder (including any potential shareholder) inquiries relating to the Fund;

                (q)        Supervise any other aspects of the Fund’s administration as may be agreed to by the Fund and the Advisor; and

                [(r)        Provide, or arrange to provide at the Advisor’s cost, accounting services to the Fund.] [ML Balanced Capital only]

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        All services are to be furnished through the medium of any directors, officers or employees of the Advisor or its affiliates as the Advisor deems appropriate in order to fulfill its obligations hereunder.

        The Fund will reimburse the Advisor or its affiliates for all out of pocket expenses incurred by them in connection with the performance of the administrative services described in this paragraph 3. The Fund will reimburse the Advisor and its affiliates for their costs in providing accounting services to the Fund. [All except ML Balanced Capital]

         4.        Covenants. (a) In the performance of its duties under this Agreement, the Advisor shall at all times conform to, and act in accordance with, any requirements imposed by: (i) the provisions of the 1940 Act and the Investment Advisers Act of 1940, as amended, and all applicable Rules and Regulations of the Securities and Exchange Commission; (ii) any other applicable provision of law; (iii) the provisions of the [Declaration of Trust] [Charter] and By Laws of the Fund, as such documents are amended from time to time; (iv) the investment objectives and policies of the Fund as set forth in its Registration Statement on Form N-1A and/or the resolutions of the Board of [Trustees][Directors]; and (v) any policies and determinations of the Board of [Trustees][Directors] of the Fund and

                (b)        In addition, the Advisor will:

                        (i)        place orders either directly with the issuer or with any broker or dealer. Subject to the other provisions of this paragraph, in placing orders with brokers and dealers, the Advisor will attempt to obtain the best price and the most favorable execution of its orders. In placing orders, the Advisor will consider the experience and skill of the firm’s securities traders as well as the firm’s financial responsibility and administrative efficiency. Consistent with this obligation, the Advisor may select brokers on the basis of the research, statistical and pricing services they provide to the Fund and other clients of the Advisor. Information and research received from such brokers will be in addition to, and not in lieu of, the services required to be performed by the Advisor hereunder. A commission paid to such brokers may be higher than that which another qualified broker would have charged for effecting the same transaction, provided that the Advisor determines in good faith that such commission is reasonable in terms either of the transaction or the overall responsibility of the Advisor to the Fund and its other clients and that the total commissions paid by the Fund will be reasonable in relation to the benefits to the Fund over the long term. Subject to the foregoing and the provisions of the 1940 Act, the Securities Exchange Act of 1934, as amended, and other applicable provisions of law, the Advisor may select brokers and dealers with which it or the Fund is affiliated;

                        (ii)        maintain a policy and practice of conducting its investment advisory services hereunder independently of the commercial banking operations of its affiliates. When the Advisor makes investment recommendations for the Fund, its investment advisory personnel will not inquire or take into consideration whether the issuer of securities proposed for purchase or sale for the Fund’s account are customers of the commercial department of its affiliates; and

                        (iii)        treat confidentially and as proprietary information of the Fund all records and other information relative to the Fund, and the Fund’s prior, current or potential shareholders, and will not use such records and information for any purpose other than performance of its responsibilities and duties hereunder, except after prior notification to and approval in writing by the Fund, which approval shall not be unreasonably withheld and may not be withheld where the Advisor may be exposed to civil or criminal contempt proceedings for failure to comply, when requested to divulge such information by duly constituted authorities, or when so requested by the Fund.

         5.        Services Not Exclusive. Nothing in this Agreement shall prevent the Advisor or any officer, employee or other affiliate thereof from acting as investment advisor for any other person, firm or corporation, or from engaging in any other lawful activity, and shall not in any way limit or restrict the Advisor or any of its officers, employees or agents from buying, selling or trading any securities for its or their own accounts or for the accounts of others for whom it or they may be acting; provided, however, that the Advisor will undertake no activities which, in its judgment, will adversely affect the performance of its obligations under this Agreement.

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         6.        Sub-Advisors. The Advisor may from time to time, in its sole discretion to the extent permitted by applicable law, appoint one or more sub-advisors, including, without limitation, affiliates of the Advisor, to perform investment advisory services with respect to the Fund. The Advisor may terminate any or all sub-advisors in its sole discretion at any time to the extent permitted by applicable law.

        7.       Books and Records. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Advisor hereby agrees that all records which it maintains for the Fund are the property of the Fund and further agrees to surrender promptly to the Fund any such records upon the Fund’s request. The Advisor further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-1 under the 1940 Act.

        8.       Expenses. During the term of this Agreement, the Advisor will bear all costs and expenses of its employees and any overhead incurred in connection with its duties hereunder and shall bear the costs of any salaries or [trustees’] [directors’] fees of any officers or [trustees][directors] of the Fund who are affiliated persons (as defined in the 1940 Act) of the Advisor; provided that the Board of [Trustees][Directors] of the Fund may approve reimbursement to the Advisor of the pro rata portion of the salaries, bonuses, health insurance, retirement benefits and all similar employment costs for the time spent on Fund operations, (including, without limitation, compliance matters) (other than the provision of investment advice and administrative services required to be provided hereunder) of all personnel employed by the Advisor who devote substantial time to Fund operations or the operations of other investment companies advised by the Advisor.

        9.       Compensation of the Advisor. (a) The Fund agrees to pay to the Advisor and the Advisor agrees to accept as full compensation for all services rendered by the Advisor as such, a monthly fee (the “Investment Advisory Fee”) in arrears at an annual rate equal to the amount set forth in Schedule A hereto of the average daily value of the Fund’s Net Assets. “Net Assets” means the total assets of the Fund minus the sum of the accrued liabilities. For any period less than a month during which this Agreement is in effect, the fee shall be prorated according to the proportion which such period bears to a full month of 28, 29, 30 or 31 days, as the case may be.

                (b)        For purposes of this Agreement, the net assets of the Funds shall be calculated pursuant to the procedures adopted by resolutions of the [Trustees][Directors] of the Fund for calculating the value of the Fund’s assets or delegating such calculations to third parties.

        10.        Indemnity. (a) The Fund may, in the discretion of the Board of [Trustees][Directors] of the Fund, indemnify the Advisor, and each of the Advisor’s directors, officers, employees, agents, associates and controlling persons and the directors, partners, members, officers, employees and agents thereof (including any individual who serves at the Advisor’s request as director, officer, partner, member, trustee or the like of another entity) (each such person being an “Indemnitee”) against any liabilities and expenses, including amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and counsel fees (all as provided in accordance with applicable state law) reasonably incurred by such Indemnitee in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or investigative body in which such Indemnitee may be or may have been involved as a party or otherwise or with which such Indemnitee may be or may have been threatened, while acting in any capacity set forth herein or thereafter by reason of such Indemnitee having acted in any such capacity, except with respect to any matter as to which such Indemnitee shall have been adjudicated not to have acted in good faith in the reasonable belief that such Indemnitee’s action was in the best interest of the Fund and furthermore, in the case of any criminal proceeding, so long as such Indemnitee had no reasonable cause to believe that the conduct was unlawful; provided, however, that (1) no Indemnitee shall be indemnified hereunder against any liability to the Fund or its shareholders or any expense of such Indemnitee arising by reason of (i) willful misfeasance, (ii) bad faith, (iii) gross negligence or (iv) reckless disregard of the duties involved in the conduct of such Indemnitee’s position (the conduct referred to in such clauses (i)through (iv) being sometimes referred to herein as “disabling conduct”), (2) as to any matter disposed of by settlement or a compromise payment by such Indemnitee, pursuant to a consent decree or otherwise, no indemnification either for said payment or for any other expenses shall be provided unless there has been a determination that such settlement or compromise is in the best interests of the Fund and that such Indemnitee appears to have acted in good faith in the reasonable belief that such Indemnitee’s action was in the best interest of the Fund and did not involve disabling conduct by such Indemnitee and (3) with respect to any action, suit or other proceeding voluntarily prosecuted by

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any Indemnitee as plaintiff, indemnification shall be mandatory only if the prosecution of such action, suit or other proceeding by such Indemnitee was authorized by a majority of the full Board of [Trustees][Directors] of the Fund.

                (b)        The Fund may make advance payments in connection with the expenses of defending any action with respect to which indemnification might be sought hereunder if the Fund receives a written affirmation of the Indemnitee’s good faith belief that the standard of conduct necessary for indemnification has been met and a written undertaking to reimburse the Fund unless it is subsequently determined that such Indemnitee is entitled to such indemnification and if the [Trustees][Directors] of the Fund determine that the facts then known to them would not preclude indemnification. In addition, at least one of the following conditions must be met: (A) the Indemnitee shall provide security for such Indemnitee undertaking, (B) the Fund shall be insured against losses arising by reason of any unlawful advance, or (C) a majority of a quorum consisting of [Trustees][Directors] of the Fund who are neither “interested persons” of the Fund (as defined in Section 2(a)(19) of the 1940 Act) nor parties to the proceeding (“Disinterested Non Party [Trustees][Directors]”) or an independent legal counsel in a written opinion, shall determine, based on a review of readily available facts (as opposed to a full trial type inquiry), that there is reason to believe that the Indemnitee ultimately will be found entitled to indemnification.

                (c)        All determinations with respect to the standards for indemnification hereunder shall be made (1) by a final decision on the merits by a court or other body before whom the proceeding was brought that such Indemnitee is not liable or is not liable by reason of disabling conduct, or (2) in the absence of such a decision, by (i) a majority vote of a quorum of the Disinterested Non Party [Trustees][Directors] of the Fund, or (ii) if such a quorum is not obtainable or, even if obtainable, if a majority vote of such quorum so directs, independent legal counsel in a written opinion. All determinations that advance payments in connection with the expense of defending any proceeding shall be authorized and shall be made in accordance with the immediately preceding clause (2) above.

        The rights accruing to any Indemnitee under these provisions shall not exclude any other right to which such Indemnitee may be lawfully entitled.

         11.        Limitation on Liability. (a) The Advisor will not be liable for any error of judgment or mistake of law or for any loss suffered by Advisor or by the Fund in connection with the performance of this Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its duties under this Agreement. As used in this Section 11(a), the term “Advisor” shall include any affiliates of the Advisor performing services for the Fund contemplated hereby and partners, directors, officers and employees of the Advisor and of such affiliates.

                [(b)        Notwithstanding anything to the contrary contained in this Agreement, the parties hereto acknowledge and agree that, as provided in [Section ___ of Article __ of the Declaration of Trust], this Agreement is executed by the Trustees and/or officers of the Fund, not individually but as such Trustees and/or officers of the Fund, and the obligations hereunder are not binding upon any of the Trustees or Shareholders individually but bind only the estate of the Fund.] [Massachusetts business trusts]

         12.        Duration and Termination. This Agreement shall become effective as of the date hereof and, unless sooner terminated with respect to the Fund as provided herein, shall continue in effect for a period of two years. Thereafter, if not terminated, this Agreement shall continue in effect with respect to the Fund for successive periods of 12 months, provided such continuance is specifically approved at least annually by both (a) the vote of a majority of the Fund’s Board of [Trustees][Directors] or the vote of a majority of the outstanding voting securities of the Fund at the time outstanding and entitled to vote, and (b) by the vote of a majority of the [Trustees][Directors] who are not parties to this Agreement or interested persons of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval. Notwithstanding the foregoing, this Agreement may be terminated by the Fund at any time, without the payment of any penalty, upon giving the Advisor 60 days’ notice (which notice may be waived by the Advisor), provided that such termination by the Fund shall be directed or approved by the vote of a majority of the [Trustees][Directors] of the Fund in office at the time or by the vote of the holders of a majority of the voting securities of the Fund at the time outstanding and entitled to vote, or by the Advisor on 60 days’ written notice (which notice may be waived by the Fund). This Agreement will also immediately terminate in the event of its assignment. (As used in this Agreement, the terms “majority of the

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outstanding voting securities,” “interested person” and “assignment” shall have the same meanings of such terms in the 1940 Act.)

         13.        Notices. Any notice under this Agreement shall be in writing to the other party at such address as the other party may designate from time to time for the receipt of such notice and shall be deemed to be received on the earlier of the date actually received or on the fourth day after the postmark if such notice is mailed first class postage prepaid.

        14.       Amendment of this Agreement. This Agreement may be amended by the parties only if such amendment is specifically approved by the vote of the Board of [Trustees][Directors] of the Fund, including a majority of those [Trustees][Directors] who are not parties to this Agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval and, where required by the 1940 Act, by a vote of a majority of the outstanding voting securities of the Fund.

         15.        Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York for contracts to be performed entirely therein without reference to choice of law principles thereof and in accordance with the applicable provisions of the 1940 Act. To the extent that the applicable laws of the State of New York, or any of the provisions, conflict with the applicable provisions of the 1940 Act, the latter shall control.

         16.        Use of the Name BlackRock. The Advisor has consented to the use by the Fund of the name or identifying word “BlackRock” in the name of the Fund. Such consent is conditioned upon the employment of the Advisor as the investment advisor to the Fund. The name or identifying word “BlackRock” may be used from time to time in other connections and for other purposes by the Advisor and any of its affiliates. The Advisor may require the Fund to cease using “BlackRock” in the name of the Fund if the Fund ceases to employ, for any reason, the Advisor, any successor thereto or any affiliate thereof as investment advisor of the Fund.

         17.        Miscellaneous. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding on, and shall inure to the benefit of the parties hereto and their respective successors.

         18.        Counterparts. This Agreement may be executed in counterparts by the parties hereto, each of which shall constitute an original counterpart, and all of which, together, shall constitute one Agreement.

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        IN WITNESS WHEREOF, the parties hereto have caused the foregoing instrument to be executed by their duly authorized officers, all as of the day and the year first above written.

[NAME OF FUND] By: _________________________________ Name: Title: BLACKROCK ADVISORS, INC. By: _________________________________ Name: Title:

Schedule A

Investment Advisory Fee

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Appendix E

Form of New FDP Subadvisory Agreements

SUBADVISORY AGREEMENT ENTERED INTO BETWEEN
BLACKROCK ADVISORS, INC.
AND
MARSICO CAPITAL MANAGEMENT, LLC

        This Subadvisory Agreement (the “Agreement”) is entered into as of ___________, 2006, by and between BlackRock Advisors, Inc., a corporation duly organized and existing under the laws of the State of Delaware (the “Adviser”), and Marsico Capital Management, LLC, a limited liability company duly organized and existing under the laws of the State of Delaware (the “Subadviser”).

        WHEREAS, the Adviser and FDP Series, Inc., an open-end management investment company registered under the Investment Company Act of 1940 (the “1940 Act”) and organized as a corporation under the laws of the State of Maryland, have entered into an Investment Advisory and Management Agreement dated __________, 2006 (the “Investment Advisory Agreement”), a copy of which is attached as Exhibit A to this Agreement;

        WHEREAS, pursuant to the Investment Advisory Agreement, the Adviser has agreed to provide investment management and advisory services to FDP Series, Inc. which consists of multiple series, including Marsico Growth FDP Fund (the “Fund”);

        WHEREAS, the Investment Advisory Agreement provides that the Adviser may engage duly organized subadvisers to furnish investment information, services and advice to assist the Adviser in carrying out its responsibilities under the Investment Advisory Agreement, provided that the Adviser obtains the consent and approval of the Board of Directors of FDP Series, Inc. (the “Board”), a majority of those directors who are not parties to the Investment Advisory Agreement, or “interested persons” of any party to the Investment Advisory Agreement, in accordance with the requirements of the 1940 Act, and otherwise complies with the shareholder voting requirements of the 1940 Act;

        WHEREAS, the Board, including a majority of those directors who are not parties to the Investment Advisory Agreement, or “interested persons” of any party to the Investment Advisory Agreement, has duly consented to and approved the engagement of the Subadviser to furnish investment information, services and advice to assist the Adviser in carrying out its responsibilities under the Investment Advisory Agreement; and

        WHEREAS, the Adviser desires to retain the Subadviser to render investment advisory services to the Adviser and the Fund in the manner and on the terms set out in this Agreement, and the Subadviser desires to provide such services.

        NOW, THEREFORE, in consideration of the mutual covenants and agreements set out in this Agreement, the Adviser and the Subadviser agree as follows:

1.     Investment Description; Appointment

        (a)    Investment Description. The Fund will invest and reinvest its assets in accordance with the investment objective(s), policies and limitations specified in the prospectus and statement of additional information (the “Prospectus”) filed with the Securities and Exchange Commission (the “SEC”) as part of the FDP Series, Inc.‘s Registration Statement on Form N-1A, as it may be periodically amended. The Adviser agrees to provide copies of all amendments and supplements to the current Prospectus, and copies of any procedures adopted by the Board that are applicable to the Fund and any amendments to those procedures (the “Board Procedures”), to the Subadviser on an on-going basis. In addition, the Adviser will furnish the Subadviser with a copy of any financial statement or report prepared for the Fund with respect to the Fund by a registered independent public accounting firm, and with

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copies of any financial statements or reports made by the Fund to shareholders or to any state or federal regulatory agency. The Adviser also will inform the Subadviser of any material results of any audits or examinations by regulatory authorities pertaining directly to the Subadviser’s responsibilities for the Fund.

         (b)     Appointment of Subadviser. The Adviser hereby engages the services of the Subadviser in connection with the investment and reinvestment of the Fund’s assets. Pursuant to this Agreement and subject to the oversight and supervision by the Adviser and the Board, the Subadviser will manage the investment and reinvestment of the Fund’s assets. Subject to the terms and conditions of this Agreement, the Subadviser hereby accepts the engagement by the Adviser in the foregoing capacity and agrees, at the Subadviser’s own expense, to render the services set out in this Agreement and to provide the office space, furnishings, equipment, and personnel required by the Subadviser to perform these services on the terms and for the compensation provided in this Agreement. Except as specified in this Agreement, the Subadviser agrees that it will not delegate any obligation assumed pursuant to this Agreement to any third party without first obtaining the written consent of both the Fund and the Adviser.

2.     Services as Subadviser

        Subject to the supervision, direction and approval of the Adviser and the Board, the Subadviser will conduct a continual program of investment, evaluation, sale, and reinvestment of the Fund’s assets. The Subadviser is authorized, in its sole discretion and without prior consultation with the Adviser, to: (a) obtain and evaluate pertinent economic, financial, and other information affecting the economy generally and certain investment assets as such information relates to securities or other financial instruments that are purchased for or considered for purchase by the Fund; (b) make investment decisions for the Fund; (c) place purchase and sale orders for portfolio transactions on behalf of the Fund and manage otherwise uninvested cash assets of the Fund, provided that the Subadviser’s management of the Fund’s uninvested cash assets may be limited to the provision of standing instructions to the Fund’s custodian to automatically invest any such uninvested cash assets in particular cash equivalent investments on a daily basis; (d) provide reasonable assistance to the Adviser with respect to the pricing of Fund securities at such time and in such manner as the Adviser and Subadviser will mutually agree upon from time to time; (e) execute account documentation, agreements, contracts and other documents as may be requested by brokers, dealers, counterparties and other persons in connection with the Subadviser’s management of the assets of the Fund (in such respect, and only for this limited purpose, the Subadviser will act as the Adviser’s and the Fund’s agent and attorney-in-fact); and (f) employ professional portfolio managers and securities analysts who provide research services to the Fund. The Subadviser will in general take such action as is appropriate to effectively manage the Fund’s investment practices. In addition:

        (i)     The Subadviser will furnish the Adviser routinely with daily information concerning portfolio transactions and other reports as agreed upon from time to time concerning transactions and performance of the Fund, in such form and frequency as may be mutually agreed upon from time to time. The Subadviser agrees to review the Fund, discuss the management of the Fund with, and provide such access to its personnel and operations as may be reasonably requested by the Adviser and/or the Board from time to time in connection with its provision of services to the Fund.

        (ii)     The Subadviser will maintain and preserve the records specified in Section 15 of this Agreement and any other records related to the Fund’s transactions or its management of the Fund as are required of a subadviser under any applicable state or federal securities law or regulation including: the 1940 Act, the Securities Exchange Act of 1934 (the “1934 Act”), and the Investment Advisers Act of 1940 (the “Advisers Act”). The Adviser and the Fund will maintain and preserve all other books and records for the Fund as required under such rules. Subject to the confidentiality provisions herein, the Subadviser will furnish to the Adviser all information relating to the Subadviser’s services under this Agreement reasonably requested by the Adviser within a reasonable period of time after the Adviser makes such request.

        (iii)     The Subadviser will comply with all applicable Board Procedures that are provided to the Subadviser by the Adviser or the Fund. The Subadviser will notify the Adviser as soon as reasonably practicable upon detection of any material breach of such Board Procedures. The Adviser will provide the Subadviser with as much notice as is reasonably practicable of any amendments or additions to the Board Procedures.

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        (iv)     The Subadviser will maintain a written code of ethics (the “Code of Ethics”) that it reasonably believes complies with the requirements of Rule 17j-1 under the 1940 Act, a copy of which will be provided to the Adviser and the Fund, including any amendments thereto, and will institute and enforce procedures reasonably necessary to prevent Access Persons (as defined in Rule 17j-1) from violating its Code of Ethics. The Subadviser will follow such Code of Ethics in performing its services under this Agreement. Further, the Subadviser represents that it has policies and procedures regarding the detection and prevention of the misuse of material, nonpublic information by the Subadviser and its employees as required by the Insider Trading and Securities Fraud Enforcement Act of 1988, a copy of which policies and procedures it will provide to the Adviser and the Fund upon any reasonable request. The Subadviser shall assure that all reporting required of a subadviser under the Securities Exchange Act of 1934, as amended, in connection with portfolio securities of the Fund, shall be made in a timely manner.

        (v)     The Subadviser will manage the investment and reinvestment of the assets of the Fund in a manner consistent with the Fund’s investment objectives and policies as stated in the Prospectus. The Subadviser also will manage the investments of the Fund in a manner consistent with any and all applicable investment restrictions (including diversification requirements) contained in the 1940 Act and the rules and regulations under the Act, any SEC no-action letter or order applicable to the Fund, and any applicable state securities law or regulation. The Adviser will provide Subadviser with copies of any such SEC no-action letter or order. The Adviser shall perform quarterly and annual tax compliance tests with respect to the Fund’s compliance with the diversification requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, (the “Code”), and promptly furnish reports of such tests to the Subadviser after each quarter end to ensure that the Fund is in compliance with the Code. The Subadviser shall take prompt action in response to any notification from the Adviser of any potential non-compliance with either the Adviser’s internal guidelines or the diversification requirements of the Code to ensure that the Fund complies with such Code diversification requirements.

                The Subadviser agrees to perform its duties hereunder in complete compliance with the Fund’s policies and procedures adopted pursuant to Rule 38a-1 of the Investment Company Act of 1940, as amended, and the Subadviser’s duties and obligations under Rule 206(4)-7 of the Advisers Act, including providing the Chief Compliance Officer and/or board of directors of FDP Series, Inc. with such information, reports and certifications as they may reasonably request.

        (vi)     The Subadviser shall, in a prudent and diligent manner, vote proxies relating to the Fund’s portfolio securities in the best interests of the Fund and its shareholders in connection with any matters submitted to a vote of shareholders in compliance with Subadviser’s proxy voting policies and procedures. The Subadviser will provide the Adviser with a report of all proxy votes made on behalf of the Fund in a timely matter so as to permit the Adviser to timely comply with the reporting requirements under the 1940 Act. The Subadviser shall not be responsible for exercising any other applicable rights of security holders in corporate actions or otherwise.

3.     Information and Reports

        (a)     The Subadviser will keep the Fund and the Adviser promptly informed of developments relating to its duties as subadviser of which the Subadviser has, or should have, knowledge that would materially affect the Fund, including but not limited to any changes in the portfolio manager or managers assigned to the Fund’s account. In this regard, the Subadviser will provide the Fund, the Adviser, and their respective officers with such periodic reports concerning the obligations the Subadviser has assumed under this Agreement as the Fund and the Adviser may from time to time reasonably request. Additionally, prior to each Board meeting, as the Adviser shall reasonably request, the Subadviser will provide the Adviser and the Board with reports regarding the Subadviser’s management of the Fund during the most recently completed quarter, to include written certifications that the Subadviser’s management of the Fund is in compliance with the Fund’s investment objectives and practices, the 1940 Act and applicable rules and regulations under the 1940 Act, and (subject to Section 2(v) above) the diversification requirements of Subchapter M of the Code (subject to Section 2(v) above), and otherwise in such form as may be mutually agreed upon by the Subadviser and the Adviser. The Subadviser also will certify quarterly to the Fund and the Adviser that it has adopted procedures reasonably necessary to prevent Access Persons from violating its Code of Ethics, and will report any material changes in its Code of Ethics. Annually, the Subadviser will furnish a written report, which complies with the requirements of Rule 17j-1 and Rule 38a-1, concerning the

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Subadviser’s Code of Ethics and compliance program, respectively, to the Fund and the Adviser. The Subadviser also will notify and forward promptly to the Fund and the Adviser any communications or information it may receive with respect to claims against or involving the Fund or corporate actions relating to the Fund. It shall be the sole responsibility of the Fund, Adviser, or custodian (and not of the Subadviser) to process and file any claim forms relating to any litigation by or on behalf of the Fund.

        (b)     Each party to this Agreement agrees to provide promptly to the other party a list, to the best of the Adviser’s or the Subadviser’s respective knowledge, of each affiliated person of the Adviser or the Subadviser, as the case may be, specifically identifying those affiliated persons that are either (a) publicly traded companies; (b) broker-dealers or underwriters; or (c) investment advisers. Each of the Adviser and the Subadviser agrees promptly to update such list whenever the Adviser or the Subadviser becomes aware of any change that should be made to such list.

        (c)     The Subadviser also will provide the Adviser and/or the Board with any information reasonably requested regarding its management of the Fund required for any shareholder report, amended registration statement, or prospectus supplement to be filed by FDP Series, Inc. with the SEC or in connection with a meeting of the Board. The Subadviser will promptly inform the Fund and the Adviser if any information in the Prospectus or SAI relating to the Subadviser or its duties and obligations under this Agreement is (or will become) inaccurate or incomplete.

4.     Standard of Care

        The Subadviser will act in good faith and use reasonable care and in a manner consistent with applicable federal and state laws and regulations in rendering the services it agrees to provide under this Agreement.

5.     Subadviser’s Duties Regarding Fund Transactions

         (a)     Placement of Orders. The Subadviser will take all actions that it considers necessary to implement the investment policies of the Fund, and, in particular, to place all orders for the purchase or sale of securities or other investments for the Fund with brokers or dealers the Subadviser, in its sole discretion, selects. To that end, the Subadviser is authorized as the Fund’s agent to give instructions to the Fund’s custodian as to deliveries of securities or other investments and payments of cash for the Fund’s account. In connection with the selection of brokers or dealers and the placement of purchase and sale orders, the Subadviser is directed at all times to seek to obtain best execution within the policy guidelines determined by the Board and set out in FDP Series, Inc.‘s current Prospectus, subject to provisions (b), (c) and (d) of this Section 5.

         (b)     Selection of Brokers and Dealers. Subject to the requirements of Section 28(e) of the 1934 Act, in the selection of brokers and dealers to execute portfolio transactions, the Subadviser is permitted to consider not only the available prices and rates of brokerage commissions/spreads, but also other relevant factors, which could include, without limitation: the execution capabilities of the brokers and dealers; the research and other services provided by the brokers and dealers that the Subadviser believes will enhance its general portfolio management capabilities; the size of the transaction; the difficulty of execution; the operational facilities of these brokers and dealers; the risk to a broker or dealer of positioning a block of securities; and the overall quality of brokerage and research services provided by the brokers and dealers. In connection with the foregoing, the Subadviser may pay those brokers and dealers who provide brokerage and research services to the Subadviser a higher commission than that charged by other brokers and dealers if the Subadviser determines in good faith that the amount of the commission is reasonable in relation to the value of the brokerage and research services provided by the broker or dealer in terms of either the particular transaction or in terms of the Subadviser’s overall responsibilities with respect to the Fund and to any other client accounts or portfolios that the Subadviser advises. The execution of such transactions pursuant to this section 5(b) would not be considered to represent an unlawful breach of any duty created by this Agreement or otherwise.

        (c)      Soft Dollar Arrangements. Pursuant to the authorization that has been granted by the Fund pursuant to which the Subadviser may maintain “soft dollar” arrangements with respect to the Fund, the Subadviser

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will, on an ongoing basis, but not less often than annually, identify and provide a written description to the Board and the Adviser of all “soft dollar” arrangements that the Subadviser maintains with respect to the Fund or with brokers or dealers that execute transactions for the Fund, and of all research and other services provided to the Subadviser by a broker or dealer (whether prepared by such broker or dealer or by a third party) as a result, in whole or in part, of the direction of Fund transactions to the broker or dealer. If the Subadviser in its sole discretion ever decides to terminate soft dollar arrangements for similar client accounts, then thereafter, the Subadviser will promptly inform the Fund of such decision and, upon the Fund’s reasonable written request, the Subadviser will, to the extent reasonably practicable, terminate within a reasonable time any “soft dollar” arrangements it has established with respect to the Fund.

        (d)    Aggregated Transactions. On occasions when the Subadviser deems the purchase or sale of a security or other financial instrument to be in the best interest of the Fund as well as other clients, the Subadviser is authorized, but not required, to aggregate purchase and sale orders for securities or other financial instruments held (or to be held) by the Fund with similar orders being made on the same day for other client accounts or portfolios that the Subadviser manages. When an order is so aggregated, the Subadviser may allocate the recommendations or transactions among all accounts and portfolios for which the recommendation is made or transaction is effected on a basis that the Subadviser reasonably considers equitable and consistent with its fiduciary obligations to the Fund and its other clients. The Subadviser, the Adviser and the Fund recognize that in some cases this procedure may adversely affect the size of the position obtainable for the Fund or the price obtained for the purchase or sale of securities by the Fund.

6.    Compensation

        For its services, the Adviser pays the Subadviser at the end of each calendar month a fee based upon the average daily value of the net assets of the Fund at the annual rate of 0.40% of the Fund’s average daily net assets, commencing on the day following effectiveness hereof. For purposes of this calculation, average daily net assets are determined by the Fund at the end of each month on the basis of the average net assets of the Fund for each day during the month. The Subadviser will have no right to obtain compensation directly from the Fund for services provided under this Agreement and agrees to look solely to the Adviser for payment of fees due. The fee for the period from the Effective Date (defined below) of the Agreement to the end of the month during which the Effective Date occurs will be prorated according to the proportion that such period bears to the full monthly period. Upon any termination of this Agreement before the end of a month, the fee for such part of that month will be prorated according to the proportion that such period bears to the full monthly period and will be payable upon the date of termination of this Agreement. For the purpose of determining fees payable to the Subadviser, the value of the Fund’s net assets will be computed at the times and in the manner specified in the Prospectus, and on days on which the net assets are not so determined, the net asset value computation to be used will be as determined on the immediately preceding day on which the net assets were determined.

7.    Expenses

        The Subadviser will bear all expenses (excluding expenses to be borne by the Fund as described in the following sentence) in connection with the performance of its services under this Agreement. The Fund will bear certain other expenses to be incurred in its operation, including, but not limited to, (i) interest and taxes; (ii) brokerage commissions and other costs in connection with the purchase or sale of securities and other investment instruments; (iii) fees and expenses of the Fund’s directors who are not “interested persons” of the Fund; (iv) legal and audit expenses; (v) custodian, registrar and transfer agent fees and expenses; (vi) fees and expenses related to the registration and qualification of the Fund and the Fund’s shares for distribution under state and federal securities laws; (vii) expenses of printing and mailing reports and notices and proxy material to shareholders of the Fund; (viii) all other expenses incidental to holding meetings of the Fund’s shareholders, including proxy solicitations therefor; (ix) insurance premiums for fidelity bond and other coverage; (x) investment management fees; (xi) expenses of typesetting for printing prospectuses and statements of additional information and supplements to these documents; (xii) expenses of printing and mailing prospectuses and supplements thereto; and (xiii) such non-recurring or extraordinary expenses as may arise, including those relating to actions, suits or proceedings to which the Fund is a party or in which the Fund has a claim and legal obligations that the Fund may have to indemnify the Fund’s directors, officers and/or employees or agents with respect to these actions, suits or proceedings.

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8.     Services to Other Companies or Accounts

        The Adviser understands that the Subadviser and its affiliates now act, will continue to act and may act in the future as investment manager or adviser to fiduciary and other managed accounts, and as an investment manager or adviser to other investment companies, including any offshore entities or private accounts. The Adviser has no objection to the Subadviser and its affiliates so acting, provided, that, whenever the Fund and one or more other investment companies or accounts managed or advised by the Subadviser and its affiliates have available funds for investment, investments suitable and appropriate for each will be allocated in accordance with a formula reasonably believed to be equitable to each such company and account. The Adviser represents that the Fund recognizes that in some cases this procedure may adversely affect the size of the position obtainable for the Fund and/or the price obtained for the purchase or sale of securities by the Fund. The Adviser represents that the Fund also understands that the persons employed by the Subadviser to assist in the performance of the Subadviser’s duties under this Agreement may not devote their full time to such service, and that nothing contained in this Agreement will be deemed to limit or restrict the right of the Subadviser to engage in and devote time and attention to other businesses or to render services of whatever kind or nature. This Agreement will not in any way limit or restrict the Subadviser or any of its directors, officers, employees, or agents from buying, selling or trading any securities or other investment instruments for its or their own account or for the account of others for whom it or they may be acting, provided that such activities will not adversely affect or otherwise impair the performance by the Subadviser of its duties and obligations under this Agreement.

9.     Affiliated Brokers

        The Subadviser or any of its affiliates may act as broker in connection with the purchase or sale of securities or other investments for the Fund, subject to: (a) the requirement that the Subadviser seek to obtain best execution within the policy guidelines determined by the Board and set out in the Fund’s current prospectus; (b) the provisions of the 1940 Act and the Advisers Act; (c) the provisions of the 1934 Act, including, but not limited to, Section 11(a) thereof; and (d) other provisions of applicable law. These brokerage services are not within the scope of the duties of the Subadviser under this Agreement. Subject to the requirements of applicable law and any procedures adopted by the Board, the Subadviser or its affiliates may receive brokerage commissions, fees or other remuneration from the Fund for these services in addition to the Subadviser’s fees for services under this Agreement.

10.     Custody

        The Subadviser will not take custody of or receive physical possession or physical control of cash, securities, or other investments of the Fund.

11.     Term of Agreement; Termination of Agreement; Amendment of Agreement

        (a)    Term. This Agreement will become effective on the date first above written (the “Effective Date”), and, unless terminated in accordance with its terms, will continue for an initial two-year term and thereafter so long as such continuance is specifically approved at least annually as required by the 1940 Act.

        (b)    Termination. This Agreement may be terminated, without penalty, (i) by the Board or by vote of holders of a majority of the outstanding shares of the Fund upon sixty (60) days’ written notice to the Adviser and Subadviser, (ii) by the Adviser upon 60 days’ written notice to the Fund and Subadviser, or (iii) by the Subadviser upon 60 days’ written notice to the Fund and the Adviser. This Agreement also will terminate automatically in the event of its assignment or in the event of the assignment or termination of the Investment Advisory Agreement.

        (c)    Amendment. This Agreement may be materially amended by the parties only if the amendment is specifically approved by: (i) a majority of those directors who are not parties to this Agreement or “interested persons” of any party cast in person at a meeting called for the purpose of voting on the Agreement’s approval; and (ii) if required by applicable law, the vote of a majority of outstanding shares of the Fund.

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12.     Representations and Covenants of the Adviser

        The Adviser represents and covenants to the Subadviser as follows:

(a)	It is duly organized and validly existing under the laws of the State of Delaware with the power to own and possess its assets and carry on its business as the business is now being conducted.

(b)	The execution, delivery and performance by the Adviser of this Agreement are within the Adviser’s powers and have been duly authorized by all necessary actions and by the Board of the Fund, and no action by or in respect of, or filing with, any governmental body, agency or official is required on the part of the Adviser for the execution, delivery and performance of this Agreement by the parties to this Agreement, and the execution, delivery and performance of this Agreement by the parties to this Agreement does not contravene or constitute a default under (i) any provision of applicable law, rule or regulation, (ii) the Adviser’s governing instruments, or (iii) any agreement, judgment, injunction, order, decree or other instruments binding upon the Adviser.

(c)	It is not prohibited by the 1940 Act or the Advisers Act from performing the services contemplated by this Agreement.

(d)	It has met, and will continue to seek to meet for the duration of this Agreement, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency, necessary to be met by the Adviser in order to perform the services contemplated by this Agreement.

(e)	It (i) is registered with the SEC as an investment adviser under the Advisers Act, (ii) is registered and licensed as an investment adviser under the laws of all jurisdictions in which its activities require it to be so licensed, and (iii) will promptly notify the Subadviser of the occurrence of any event that would disqualify the Adviser from serving as an investment adviser to an investment company pursuant to Section 9(a) of the 1940 Act.

(f)	It acknowledges that it has received a copy of the Subadviser’s Form ADV at least 48 hours prior to the execution of this Agreement and has delivered a copy of the same to the Fund.

(g)	The Fund is, or will be prior to commencing operations, registered as an open-end management investment company under the 1940 Act and the Fund’s shares are (or will be prior to commencing operations) registered under the Securities Act of 1933 and under any applicable state securities laws.

(h)	It will carry out its responsibilities under this Agreement in compliance with federal and state law, including securities law, governing its activities; (ii) the Fund’s investment objective(s), policies, and restrictions, as set out in the Prospectus, as amended from time to time; and (iii) any policies or directives as the Board may from time to time establish or issue and communicate to the Subadviser in writing. The Fund will promptly notify the Adviser in writing of changes to (ii) or (iii) above, and upon receipt of such notice, the Adviser will promptly notify the Subadviser in writing of such changes to (ii) or (iii) above.

13.     Representations and Covenants of the Subadviser

        The Subadviser represents and covenants to the Adviser as follows:

(a)	It is duly organized and validly existing under the laws of the State of Delaware with the power to own and possess its assets and carry on its business as this business is now being conducted.

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(b)	The execution, delivery and performance by the Subadviser of this Agreement are within the Subadviser’s powers and have been duly authorized by all necessary action on the part of its board of directors, and no action by or in respect of, or filing with, any governmental body, agency or official is required on the part of the Subadviser for the execution, delivery and performance of this Agreement by the parties to this Agreement, and the execution, delivery and performance of this Agreement by the parties to this Agreement does not contravene or constitute a default under (i) any provision of applicable law, rule or regulation, (ii) the Subadviser’s governing instruments, or (iii) any agreement, judgment, injunction, order, decree or other instruments binding upon the Subadviser.

(c)	It is not prohibited by the 1940 Act or the Advisers Act from performing the services contemplated by this Agreement.

(d)	It has met, and will continue to seek to meet for the duration of this Agreement, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency, necessary to be met in order to perform the services contemplated by this Agreement.

(e)	It (i) is registered with the SEC as an investment adviser under the Advisers Act, is registered or licensed as an investment adviser under the laws of jurisdictions in which its activities require it to be so registered or licensed, and will promptly notify the Fund of the occurrence of any event that would disqualify it from serving as an investment adviser to an investment company pursuant to Section 9(a) of the 1940 Act.

(f)	It has provided the Adviser with a copy of its Form ADV and will, promptly after making any material amendment to Part II of its Form ADV, furnish a copy of such amendments to the Adviser. The information contained in the Subadviser’s Form ADV is accurate and complete in all material respects and does not omit to state any material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading.

(g)	It will carry out its responsibilities under this Agreement in compliance with federal and state law, including securities law, governing its activities; (ii) the Fund’s investment objective(s), policies, and restrictions, as set out in the Prospectus and SAI, as amended from time to time; and (iii) any policies or directives as the Board may from time to time establish or issue and communicate to the Subadviser in writing. The Fund or the Adviser will promptly notify the Subadviser in writing of changes to (ii) or (iii) above.

(h)	It is not to the best of its knowledge the subject of any proceeding, investigation or inquiry brought by the SEC, the NASD (or any other self-regulatory organization) or any other federal or state regulator with respect to the types of services for which it is being appointed herein or which could have a material impact on its ability to fully perform any of the services to be rendered hereunder.

14.      Cooperation with Regulatory Authorities or Other Actions

        The parties to this Agreement each agree to cooperate in a reasonable manner with each other in the event that any of them should become involved in a legal, administrative, judicial or regulatory action, claim, or suit as a result of performing its obligations under this Agreement.

15.     Records

        (a)    Maintenance of Records. The Subadviser hereby undertakes and agrees to maintain, in the form and for the period required by Rule 31a-2 under the 1940 Act, all records relating to the Fund’s investments that are required to be maintained by the Fund pursuant to the 1940 Act with respect to the Subadviser’s duties and

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obligations under this Agreement for the Fund (the “Fund’s Books and Records”). The Adviser acknowledges that the Subadviser is not the compliance agent for the Fund or for the Adviser, and is responsible for maintaining the Fund’s Books and Records only with respect to the Subadviser’s duties and obligations to the Fund under this Agreement.

        (b)    Ownership of Records. The Subadviser agrees that the Fund’s Books and Records are the Fund’s property and further agrees to surrender promptly to the Fund or the Adviser the Fund’s Books and Records upon the request of the Fund or the Adviser; provided, however, that the Subadviser may retain copies of the records at its own cost. The Fund’s Books and Records will be made available, within two (2) business days of a written request, to the Fund’s accountants or auditors during regular business hours at the Subadviser’s offices. The Fund, the Adviser or their respective authorized representatives will have the right to copy any records in the Subadviser’s possession that pertain to the Fund. These books, records, information, or reports will be made available to properly authorized government representatives consistent with state and federal law and/or regulations. In the event of the termination of this Agreement, the Fund’s Books and Records will be returned to the Fund or the Adviser. The Subadviser agrees that any policies and procedures it has established for managing the investment and reinvestment of the Fund’s assets, including, but not limited to, all policies and procedures designed to ensure compliance with federal and state regulations governing the adviser/client relationship and management of the investment and reinvestment of the Fund’s assets, will be made available for inspection by the Fund, the Adviser or their respective authorized representatives upon reasonable written request within not more than two (2) business days.

16.     Confidentiality.

        (a)    Non-Disclosure by Subadviser. The Subadviser agrees that the Subadviser will not disclose or use any records or confidential information obtained pursuant to this Agreement in any manner whatsoever, except as authorized in this Agreement or specifically by the Adviser or the Fund, or if this disclosure or use is required by federal or state regulatory authorities or by a court, or is required in connection with the performance by the Subadviser of its duties and obligations to the Fund under this Agreement

        (b)    Non-Disclosure by Adviser. The Adviser agrees that the Adviser will not disclose or use any records or confidential information obtained pursuant to this Agreement or any other agreement between the Adviser and the Sub-adviser in any manner whatsoever, except as authorized in this Agreement or specifically by the Subadviser, or if this disclosure or use is required by federal or state regulatory authorities or by a court, or is required in connection with the performance by the Adviser of its duties and obligations to the Fund under this Agreement.

        (c)    Non-Disclosure Exceptions. Paragraphs (a) and (b) above shall not apply to information that (i) is already publicly available and (ii) was lawfully obtained other than pursuant to this Agreement provided that neither party may use such information in marketing materials without the prior consent of the other party. In addition, the Subadviser may disclose the investment performance of the Fund; provided that the disclosure does not reveal the identity of the Adviser or the Fund. The Subadviser may also disclose that the Adviser and the Fund are the Subadviser’s clients, provided that the disclosure does not reveal the investment performance or the composition of the Fund.

17.    Limitation of Liability; Indemnification

        (a)    Limitation of Liability. Except as provided in this Agreement and as may otherwise be provided by the 1940 Act or other federal securities laws, the Adviser and its respective officers, directors, employees, agents, representatives or persons controlled by them (collectively, the “Related Parties”) on the one hand, and the Subadviser and the Subadviser’s Related Parties on the other hand, will not be liable to each other, the Fund or any shareholder of the Fund for any error of judgment, mistake of law, or any loss arising out of any investment or other act or omission in the course of, connected with, or arising out of any services to be rendered under this Agreement, except that the Adviser, the Subadviser and any respective Related Party will be so liable by reason of conduct that constitutes willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under this Agreement. The Subadviser will not be liable to the

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Adviser, the Fund or any shareholder of the Fund for the actions or omissions of any third party service provider selected by the Adviser to whom the Adviser delegates authority to act on behalf of the Fund. The Adviser acknowledges that the Subadviser does not warrant that the investment performance of the Fund will match the performance of any index or other benchmark, such as any other account managed by Subadviser.

        (b)    Subadviser Indemnity to the Adviser. The Subadviser agrees to indemnify and defend the Adviser, the Adviser’s Related Parties, or any affiliate of the Adviser or such affiliate’s respective Related Parties, for any loss, liability, cost, damage, or expenses (including reasonable investigation and defense costs and reasonable attorneys fees and costs) arising out of any claim, demand, action, suit, or proceeding arising out of (i) the Subadviser’s conduct that constitutes willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under this Agreement, or (ii) any actual or alleged material misstatement or omission in FDP Series, Inc.‘s registration statement with respect to the Fund, any proxy statement, or communication to current or prospective investors in the Fund arising from disclosure about the Subadviser or the Fund provided to the Adviser or the Fund by the Subadviser.

        (c)    The Adviser Indemnity to Subadviser. The Adviser agrees to indemnify and defend the Subadviser, the Subadviser’s Related Parties, or any affiliate of the Subadviser or such affiliate’s respective Related Parties, for any loss, liability, cost, damage, or expenses (including reasonable investigation and defense costs and reasonable attorneys fees and costs) arising out of any claim, demand, action, suit, or proceeding arising out of (i) the Adviser’s conduct that constitutes willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under this Agreement, or (ii) any actual or alleged material misstatement or omission in FDP Series, Inc.‘s registration statement with respect to the Fund, any proxy statement, or other communication to current or prospective investors in the Fund (other than a misstatement or omission arising from disclosure about the Subadviser or the Fund provided to the Adviser or the Fund by the Subadviser).

        (d)    Indemnification Procedures. Promptly after receipt of notice of the commencement of any action by a party seeking to be indemnified under this Section 17 (the “Indemnified Party”), the Indemnified Party will, if a claim in respect thereof is to be made against a party against whom indemnification is sought under this Section 17 (the “Indemnifying Party”), notify the Indemnifying Party in writing of the commencement thereof; provided, however, that the omission to notify the Indemnifying Party will not relieve the Indemnifying Party from any liability which it may have to any Indemnified Party otherwise than under the provisions of this Agreement, and will relieve it from liability under this Agreement only to the extent that such omission results in the forfeiture by the Indemnifying Party of rights or defenses with respect to such action. In any action or proceeding, following provision of proper notice by the Indemnified Party of the existence of such action, the Indemnifying Party will be entitled to participate in any such action and, to the extent that it will wish, participate jointly with any other Indemnifying Party similarly notified, to assume the defense thereof, with counsel of its choice (unless any conflict of interest requires the appointment of separate counsel), and after notice from the Indemnifying Party to such Indemnified Party of its election to assume the defense of the action, the Indemnifying Party will not be liable to such Indemnified Party under this Agreement for any legal expense of the other counsel subsequently incurred without the Indemnifying Party’s consent. The Indemnified Party will cooperate in the defense or settlement of claims so assumed. The Indemnifying Party will not be liable under this Agreement for the settlement by the Indemnified Party for any claim or demand unless the Indemnifying Party has previously approved the settlement in writing or it has been notified of such claim or demand and has failed to provide a defense in accordance with the provisions hereof. In the event that any proceeding involving the Indemnifying Party will be commenced by the Indemnified Party in connection with the Agreement, or the transactions contemplated under this Agreement, and such proceeding will be finally determined by a court of competent jurisdiction in favor of the Indemnifying Party, the Indemnified Party will be liable to the Indemnifying Party for any reasonable attorney’s fees and direct costs relating to such proceedings. The indemnifications provided in this Section 17 will survive the termination of this Agreement.

18.     Survival

        All representations and warranties made by the Subadviser and the Adviser in this Agreement will survive for the duration of this Agreement and the parties to this Agreement will notify each other in writing immediately

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upon becoming aware, but in no event later than five (5) days after becoming aware, that any of the foregoing representations and warranties are no longer true.

19.     Limitation on Consultation

        In accordance with Rule 17a-10 under the 1940 Act and any other applicable law, the Subadviser will not consult with any other subadviser to the Fund or any subadviser to any other portfolio of the Fund or to any other investment company or investment company series for which the Adviser serves as investment adviser concerning transactions for the Fund in securities or other assets, except to the extent necessary to ensure the Fund’s compliance with the requirements of Rule 12d3-1(a) and (b) under the 1940 Act.

20.     Governing Law

        This Agreement will be governed by, construed under and interpreted and enforced in accordance with the laws of the State of New York, without regard to principles of conflicts of laws.

21.     Severability

        If any provision of this Agreement will be held or made invalid by a court decision, statute, rule, or otherwise, the remainder of this Agreement will not be affected thereby.

22.     Definitions

        The terms “assignment,” “affiliated person,” and “interested person,” when used in this Agreement, will have the respective meanings specified in Section 2(a) of the 1940 Act. The term “majority of the outstanding shares” means the lesser of (a) sixty-seven percent (67%) or more of the shares present at a meeting if more than fifty percent (50%) of these shares are present or represented by proxy, or (b) more than fifty percent (50%) of the outstanding shares.

23.     Counterparts

        This Agreement may be executed in one or more counterparts, each of which will be deemed an original, and all of such counterparts together will constitute one and the same instrument.

        IN WITNESS WHEREOF, the parties to this Agreement have executed and delivered this Agreement as of the date first above written.

BLACKROCK ADVISORS, INC. By: _________________________________ Name: Title: MARSICO CAPITAL MANAGEMENT, LLC By: _________________________________ Name: Title:

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SUBADVISORY AGREEMENT
ENTERED INTO BETWEEN
BLACKROCK ADVISORS, INC.
AND
MASSACHUSETTS FINANCIAL SERVICES COMPANY

        This Subadvisory Agreement (the “Agreement”) is entered into as of ________, 2006, by and between BlackRock Advisors, Inc., a corporation duly organized and existing under the laws of the State of Delaware (the “Adviser”), and Massachusetts Financial Services Company, a corporation duly organized and existing under the laws of the State of Delaware (the “Subadviser”).

        WHEREAS, the Adviser and FDP Series, Inc., an open-end management investment company registered under the Investment Company Act of 1940 (the “1940 Act”) and organized as a corporation under the laws of the State of Maryland, have entered into an Investment Advisory and Management Agreement dated _________, 2006 (the “Investment Advisory Agreement”), a copy of which is attached as Exhibit A to this Agreement;

        WHEREAS, pursuant to the Investment Advisory Agreement, the Adviser has agreed to provide investment management and advisory services to FDP Series, Inc. which consists of multiple series, including MFS Research International FDP Fund (the “Fund”);

        WHEREAS, the Investment Advisory Agreement provides that the Adviser may engage duly organized subadvisers to furnish investment information, services and advice to assist the Adviser in carrying out its responsibilities under the Investment Advisory Agreement, provided that the Adviser obtains the consent and approval of the Board of Directors of FDP Series, Inc. (the “Board”), a majority of those directors who are not parties to the Investment Advisory Agreement, or “interested persons” of any party to the Investment Advisory Agreement, in accordance with the requirements of the 1940 Act, and otherwise complies with the shareholder voting requirements of the 1940 Act;

        WHEREAS, the Board, including a majority of those directors who are not parties to the Investment Advisory Agreement, or “interested persons” of any party to the Investment Advisory Agreement, has duly consented to and approved the engagement of the Subadviser to furnish investment information, services and advice to assist the Adviser in carrying out its responsibilities under the Investment Advisory Agreement; and

        WHEREAS, the Adviser desires to retain the Subadviser to render investment advisory services to the Adviser and the Fund in the manner and on the terms set out in this Agreement, and the Subadviser desires to provide such services.

        NOW, THEREFORE, in consideration of the mutual covenants and agreements set out in this Agreement, the Adviser and the Subadviser agree as follows:

1.     Investment Description; Appointment

        (a)    Investment Description. The Fund will invest and reinvest its assets in accordance with the investment objective(s), policies and limitations specified in the prospectus and statement of additional information (the “Prospectus”) filed with the Securities and Exchange Commission (the “SEC”) as part of the FDP Series, Inc.‘s Registration Statement on Form N-1A, as it may be periodically amended. The Adviser agrees to provide copies of all amendments and supplements to the current Prospectus, and copies of any procedures adopted by the Board that are applicable to the Fund and any amendments to those procedures (the “Board Procedures”), to the Subadviser on an on-going basis. In addition, the Adviser will furnish the Subadviser with a copy of any financial statement or report prepared for the Fund with respect to the Fund by a registered independent public accounting firm, and with copies of any financial statements or reports made by the Fund to shareholders or to any state or federal regulatory agency. The Adviser also will inform the Subadviser of any material results of any audits or examinations by regulatory authorities pertaining directly to the Subadviser’s responsibilities for the Fund.

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        (b)    Appointment of Subadviser. The Adviser hereby engages the services of the Subadviser in connection with the investment and reinvestment of the Fund’s assets. Pursuant to this Agreement and subject to the oversight and supervision by the Adviser and the Board, the Subadviser will manage the investment and reinvestment of the Fund’s assets. Subject to the terms and conditions of this Agreement, the Subadviser hereby accepts the engagement by the Adviser in the foregoing capacity and agrees, at the Subadviser’s own expense, to render the services set out in this Agreement and to provide the office space, furnishings, equipment, and personnel required by the Subadviser to perform these services on the terms and for the compensation provided in this Agreement. Except as specified in this Agreement, the Subadviser agrees that it will not delegate any obligation assumed pursuant to this Agreement to any third party without first obtaining the written consent of both the Fund and the Adviser.

2.     Services as Subadviser

        Subject to the supervision, direction and approval of the Adviser and the Board, the Subadviser will conduct a continual program of investment, evaluation, sale, and reinvestment of the Fund’s assets. The Subadviser is authorized, in its sole discretion and without prior consultation with the Adviser, to: (a) obtain and evaluate pertinent economic, financial, and other information affecting the economy generally and certain investment assets as such information relates to securities or other financial instruments that are purchased for or considered for purchase by the Fund; (b) make investment decisions for the Fund; (c) place purchase and sale orders for portfolio transactions on behalf of the Fund and manage otherwise uninvested cash assets of the Fund; (d) provide assistance to the Adviser with respect to the pricing of such Fund securities at such time and in such manner as the Adviser and Subadviser will mutually agree upon from time to time; (e) execute account documentation, agreements, contracts and other documents as may be requested by brokers, dealers, counterparties and other persons in connection with the Subadviser’s management of the assets of the Fund (in such respect, and only for this limited purpose, the Subadviser will act as the Adviser’s and the Fund’s agent and attorney-in-fact); and (f) employ professional portfolio managers and securities analysts who provide research services to the Fund. The Subadviser will in general take such action as is appropriate to effectively manage the Fund’s investment practices. In addition,

        (i)     The Subadviser will furnish the Adviser routinely with daily information concerning portfolio transactions and other reports as agreed upon from time to time concerning transactions and performance of the Fund, in such form and frequency as may be mutually agreed upon from time to time. The Subadviser agrees to review the Fund, discuss the management of the Fund with, and provide such access to its personnel and operations as may be reasonably requested by the Adviser and/or the Board from time to time in connection with its provision of services to the Fund.

        (ii)     The Subadviser will maintain and preserve the records specified in Section 15 of this Agreement and any other records related to the Fund’s transactions or its management of the Fund as are required of a subadviser under any applicable state or federal securities law or regulation including: the 1940 Act, the Securities Exchange Act of 1934 (the “1934 Act”), and the Investment Advisers Act of 1940 (the “Advisers Act”). The Adviser and the Fund will maintain and preserve all other books and records for the Fund as required under such rules. Subject to the confidentiality provisions herein, the Subadviser will furnish to the Adviser all information relating to the Subadviser’s services under this Agreement reasonably requested by the Adviser within a reasonable period of time after the Adviser makes such request.

        (iii)     The Subadviser will comply with all applicable Board Procedures that are provided to the Subadviser by the Adviser or the Fund. The Subadviser will notify the Adviser as soon as reasonably practicable upon detection of any material breach of such Board Procedures. The Adviser will provide the Subadviser as much notice as is reasonably practicable of any amendments or additions to the Board Procedures.

        (iv)     The Subadviser will maintain a written code of ethics (the “Code of Ethics”) that it reasonably believes complies with the requirements of Rule 17j-1 under the 1940 Act, a copy of which will be provided to the Adviser and the Fund, including any amendments thereto, and will institute and enforce procedures reasonably necessary to prevent Access Persons (as defined in Rule 17j-1) from violating its Code of Ethics. The Subadviser will follow such Code of Ethics in performing its services under this Agreement. Further, the Subadviser represents that it has policies and procedures regarding the detection and prevention of the misuse of material, nonpublic

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information by the Subadviser and its employees as required by the Insider Trading and Securities Fraud Enforcement Act of 1988, a copy of which policies and procedures it will provide to the Adviser and the Fund upon any reasonable request. The Subadviser shall assure that all reporting required under the Securities Exchange Act of 1934, as amended, in connection with portfolio securities of the Fund, shall be made in a timely manner, and shall cooperate reasonably with the Adviser for purposes of filing any required reports with the Securities and Exchange Commission or such other regulator having appropriate jurisdiction.

        (v)     The Subadviser will manage the investment and reinvestment of the assets of the Fund in a manner consistent with the Fund’s investment objectives and policies as stated in the Prospectus. The Subadviser also will manage the investments of the Fund in a manner consistent with any and all applicable investment restrictions (including diversification requirements) contained in the 1940 Act and the rules and regulations under the Act, any SEC no-action letter or order applicable to the Fund, and any applicable state securities law or regulation. The Adviser will provide Subadviser with copies of any such SEC no-action letter or order. The Adviser shall perform quarterly and annual tax compliance tests with respect to the Fund’s compliance with the diversification requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, (the “Code”), and promptly furnish reports of such tests to the Subadviser after each quarter end to ensure that the Fund is in compliance with the Code. The Subadviser shall take prompt action in response to any notification from the Adviser of any potential non-compliance with either the Adviser’s internal guidelines or the diversification requirements of the Code to ensure that the Fund complies with such Code diversification requirements.

                The Subadviser agrees to perform its duties hereunder in complete compliance with the Fund’s policies and procedures adopted pursuant to Rule 38a-1 of the Investment Company Act of 1940, as amended, and the Subadviser’s duties and obligations under Rule 206(4)-7 of the Advisers Act, including providing the Chief Compliance Officer and/or board of directors of FDP Series, Inc. with such information, reports and certifications as they may reasonably request.

        (vi)     The Subadviser shall, in a prudent and diligent manner, vote proxies relating to the Fund’s portfolio securities in the best interests of the Fund and its shareholders in connection with any matters submitted to a vote of shareholders in compliance with Subadviser’s proxy voting policies and procedures. The Subadviser will provide the Adviser with a report of all proxy votes made on behalf of the Fund in a timely matter so as to permit the Adviser to timely comply with the reporting requirements under the 1940 Act. The Subadviser shall not be responsible for exercising any other applicable rights of security holders in corporate actions or otherwise.

3.     Information and Reports

        (a)     The Subadviser will keep the Fund and the Adviser promptly informed of developments relating to its duties as subadviser of which the Subadviser has, or should have, knowledge that would materially affect the Fund, including but not limited to any changes in the portfolio manager or managers assigned to the Fund’s account. In this regard, the Subadviser will provide the Fund, the Adviser, and their respective officers with such periodic reports concerning the obligations the Subadviser has assumed under this Agreement as the Fund and the Adviser may from time to time reasonably request. Additionally, prior to each Board meeting, as the Adviser shall reasonably request, the Subadviser will provide the Adviser and the Board with reports regarding the Subadviser’s management of the Fund during the most recently completed quarter, to include written certifications that the Subadviser’s management of the Fund is in compliance with the Fund’s investment objectives and practices, the 1940 Act and applicable rules and regulations under the 1940 Act, and the requirements of Subchapter M of the Code (subject to Section 2(iv) above), and otherwise in such form as may be mutually agreed upon by the Subadviser and the Adviser. The Subadviser also will certify quarterly to the Fund and the Adviser that it has adopted procedures reasonably necessary to prevent Access Persons from violating its Code of Ethics, and will report any material changes in its Code of Ethics. Annually, the Subadviser will furnish a written report, which complies with the requirements of Rule 17j-1 and Rule 38a-1, concerning the Subadviser’s Code of Ethics and compliance program, respectively, to the Fund and the Adviser. The Subadviser also will notify and forward promptly to the Fund and the Adviser any communications or information it may receive with respect to claims against or involving the Fund or corporate actions relating to the Fund. It shall be the sole responsibility of the Fund, Adviser, or custodian (and not of the Subadviser) to process and file any claim forms relating to any litigation by or on behalf of the Fund.

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        (b)     Each party to this Agreement agrees to provide promptly to the other party a list, to the best of the Adviser’s or the Subadviser’s respective knowledge, of each affiliated person of the Adviser or the Subadviser, as the case may be, specifically identifying those affiliated persons that are either (a) publicly traded companies; (b) broker-dealers or underwriters; or (c) investment advisers. Each of the Adviser and the Subadviser agrees promptly to update such list whenever the Adviser or the Subadviser becomes aware of any change that should be made to such list.

        (c)     The Subadviser also will provide the Adviser and/or the Board with any information reasonably requested regarding its management of the Fund required for any shareholder report, amended registration statement, or prospectus supplement to be filed by FDP Series, Inc. with the SEC or in connection with a meeting of the Board. The Subadviser will promptly inform the Fund and the Adviser if any information in the Prospectus or SAI relating to the Subadviser or its duties and obligations under this agreement is (or will become) inaccurate or incomplete.

4.     Standard of Care

        The Subadviser will act in good faith and use reasonable care and in a manner consistent with applicable federal and state laws and regulations in rendering the services it agrees to provide under this Agreement.

5.     Subadviser’s Duties Regarding Fund Transactions

        (a)    Placement of Orders. The Subadviser will take all actions that it considers necessary to implement the investment policies of the Fund, and, in particular, to place all orders for the purchase or sale of securities or other investments for the Fund with brokers or dealers the Subadviser, in its sole discretion, selects. To that end, the Subadviser is authorized as the Fund’s agent to give instructions to the Fund’s custodian as to deliveries of securities or other investments and payments of cash for the Fund’s account. In connection with the selection of brokers or dealers and the placement of purchase and sale orders, the Subadviser is directed at all times to seek to obtain best execution and price within the policy guidelines determined by the Board and set out in FDP Series, Inc.‘s current Prospectus, subject to provisions (b), (c) and (d) of this Section 5.

        (b)    Selection of Brokers and Dealers. Subject to the requirements of Section 28(e) of the 1934 Act, in the selection of brokers and dealers to execute portfolio transactions, the Subadviser may be permitted to consider not only the available prices and rates of brokerage commissions/spreads, but also other relevant factors, which could include, without limitation: the execution capabilities of the brokers and dealers; the research and other services provided by the brokers and dealers that the Subadviser believes will enhance its general portfolio management capabilities; the size of the transaction; the difficulty of execution; the operational facilities of these brokers and dealers; the risk to a broker or dealer of positioning a block of securities; and the overall quality of brokerage and research services provided by the brokers and dealers. In connection with the foregoing, the Subadviser may pay those brokers and dealers who provide brokerage and research services to the Subadviser a higher commission than that charged by other brokers and dealers if the Subadviser determines in good faith that the amount of the commission is reasonable in relation to the value of the brokerage and research services provided by the broker or dealer in terms of either the particular transaction or in terms of the Subadviser’s overall responsibilities with respect to the Fund and to any other client accounts or portfolios that the Subadviser advises. The execution of such transactions pursuant to this section 5(b) would not be considered to represent an unlawful breach of any duty created by this Agreement or otherwise.

        (c)    Soft Dollar Arrangements. Pursuant to the authorization granted by the Fund to maintain “soft dollar” arrangements with respect to the Fund, the Subadviser will, on an ongoing basis, but not less often than annually, identify and provide a written description to the Board and the Adviser of all “soft dollar” arrangements that the Subadviser maintains with respect to the Fund or with brokers or dealers that execute transactions for the Fund, and of all research and other services provided to the Subadviser by a broker or dealer (whether prepared by such broker or dealer or by a third party) as a result, in whole or in part, of the direction of Fund transactions to the broker or dealer. Upon the Fund’s reasonable written request, the Subadviser will, to the extent reasonably

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practicable, terminate within a reasonable time any “soft dollar” arrangements it has established with respect to the Fund.

        (d)    Aggregated Transactions. On occasions when the Subadviser deems the purchase or sale of a security or other financial instrument to be in the best interest of the Fund as well as other clients, the Subadviser is authorized, but not required, to aggregate purchase and sale orders for securities or other financial instruments held (or to be held) by the Fund with similar orders being made on the same day for other client accounts or portfolios that the Subadviser manages. When an order is so aggregated, the Subadviser may allocate the recommendations or transactions among all accounts and portfolios for which the recommendation is made or transaction is effected on a basis that the Subadviser reasonably considers equitable and consistent with its fiduciary obligations to the Fund and its other clients. The Subadviser, the Adviser and the Fund recognize that in some cases this procedure may adversely affect the size of the position obtainable for the Fund or the price obtained for the purchase or sale of securities by the Fund.

6.     Compensation

        For its services, the Adviser pays the Subadviser at the end of each calendar month a fee based upon the average daily value of the net assets of the Fund at the annual rate of 0.45% of the Fund’s average daily net assets, commencing on the day following effectiveness hereof. For purposes of this calculation, average daily net assets are determined by the Fund at the end of each month on the basis of the average net assets of the Fund for each day during the month.

        The Subadviser will have no right to obtain compensation directly from the Fund for services provided under this Agreement and agrees to look solely to the Adviser for payment of fees due. The fee for the period from the Effective Date (defined below) of the Agreement to the end of the month during which the Effective Date occurs will be prorated according to the proportion that such period bears to the full monthly period. Upon any termination of this Agreement before the end of a month, the fee for such part of that month will be prorated according to the proportion that such period bears to the full monthly period and will be payable upon the date of termination of this Agreement. For the purpose of determining fees payable to the Subadviser, the value of the Fund’s net assets will be computed at the times and in the manner specified in the Prospectus, and on days on which the net assets are not so determined, the net asset value computation to be used will be as determined on the immediately preceding day on which the net assets were determined.

7.      Expenses

        The Subadviser will bear all expenses (excluding expenses to be borne by the Fund as described in the following sentence) in connection with the performance of its services under this Agreement. The Fund will bear certain other expenses to be incurred in its operation, including, but not limited to, (i) interest and taxes; (ii) brokerage commissions and other costs in connection with the purchase or sale of securities and other investment instruments; (iii) fees and expenses of the Fund’s directors who are not “interested persons” of the Fund; (iv) legal and audit expenses; (v) custodian, registrar and transfer agent fees and expenses; (vi) fees and expenses related to the registration and qualification of the Fund and the Fund’s shares for distribution under state and federal securities laws; (vii) expenses of printing and mailing reports and notices and proxy material to shareholders of the Fund; (viii) all other expenses incidental to holding meetings of the Fund’s shareholders, including proxy solicitations therefor; (ix) insurance premiums for fidelity bond and other coverage; (x) investment management fees; (xi) expenses of typesetting for printing prospectuses and statements of additional information and supplements to these documents; (xii) expenses of printing and mailing prospectuses and supplements thereto; and (xiii) such non-recurring or extraordinary expenses as may arise, including those relating to actions, suits or proceedings to which the Fund is a party or in which the Fund has a claim and legal obligations that the Fund may have to indemnify the Fund’s directors, officers and/or employees or agents with respect to these actions, suits or proceedings.

8.      Services to Other Companies or Accounts

The Adviser understands that the Subadviser and its affiliates now act, will continue to act and may act in the future as investment manager or adviser to fiduciary and other managed accounts, and as an investment manager

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or adviser to other investment companies, including any offshore entities or private accounts. The Adviser has no objection to the Subadviser and its affiliates so acting, provided, that, whenever the Fund and one or more other investment companies or accounts managed or advised by the Subadviser and its affiliates have available funds for investment, investments suitable and appropriate for each will be allocated in accordance with a formula reasonably believed to be equitable to each such company and account. The Adviser represents that the Fund recognizes that in some cases this procedure may adversely affect the size of the position obtainable for the Fund and/or the price obtained for the purchase or sale of securities by the Fund. The Adviser represents that the Fund also understands that the persons employed by the Subadviser to assist in the performance of the Subadviser’s duties under this Agreement may not devote their full time to such service, and that nothing contained in this Agreement will be deemed to limit or restrict the right of the Subadviser to engage in and devote time and attention to other businesses or to render services of whatever kind or nature. This Agreement will not in any way limit or restrict the Subadviser or any of its directors, officers, employees, or agents from buying, selling or trading any securities or other investment instruments for its or their own account or for the account of others for whom it or they may be acting, provided that such activities will not adversely affect or otherwise impair the performance by the Subadviser of its duties and obligations under this Agreement.

9.      Affiliated Brokers

        The Subadviser or any of its affiliates may act as broker in connection with the purchase or sale of securities or other investments for the Fund, subject to: (a) the requirement that the Subadviser seek to obtain best execution and price within the policy guidelines determined by the Board and set out in the Fund’s current prospectus; (b) the provisions of the 1940 Act and the Advisers Act; (c) the provisions of the 1934 Act, including, but not limited to, Section 11(a) thereof; and (d) other provisions of applicable law. These brokerage services are not within the scope of the duties of the Subadviser under this Agreement. Subject to the requirements of applicable law and any procedures adopted by the Board, the Subadviser or its affiliates may receive brokerage commissions, fees or other remuneration from the Fund for these services in addition to the Subadviser’s fees for services under this Agreement.

10.      Custody

        Nothing in this Agreement will require the Subadviser to take custody or receive physical possession or control of cash, securities, or other investments of the Fund.

11.     Term of Agreement; Termination of Agreement; Amendment of Agreement

        (a)    Term. This Agreement will become effective on the date first above written (the “Effective Date”), and, unless terminated in accordance with its terms, will continue for an initial two-year term and thereafter so long as such continuance is specifically approved at least annually as required by the 1940 Act.

        (b)    Termination. This Agreement may be terminated, without penalty, (i) by the Board or by vote of holders of a majority of the outstanding shares of the Fund upon sixty (60) days’ written notice to the Adviser and Subadviser, (ii) by the Adviser upon 60 days’ written notice to the Fund and Subadviser, or (iii) by the Subadviser upon 60 days’ written notice to the Fund and the Adviser. This Agreement also will terminate automatically in the event of its assignment or in the event of the assignment or termination of the Investment Advisory Agreement.

        (c)    Amendment. This Agreement may be materially amended by the parties only if the amendment is specifically approved by: (i) a majority of those directors who are not parties to this Agreement or “interested persons” of any party cast in person at a meeting called for the purpose of voting on the Agreement’s approval; and (ii) if required by applicable law, the vote of a majority of outstanding shares of the Fund.

12.     Representations and Covenants of the Adviser

        The Adviser represents and covenants to the Subadviser as follows:

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(a)	It is duly organized and validly existing under the laws of the State of Delaware with the power to own and possess its assets and carry on its business as the business is now being conducted.

(b)	The execution, delivery and performance by the Adviser of this Agreement are within the Adviser’s powers and have been duly authorized by all necessary actions and by the Board of the Fund, and no action by or in respect of, or filing with, any governmental body, agency or official is required on the part of the Adviser for the execution, delivery and performance of this Agreement by the parties to this Agreement, and the execution, delivery and performance of this Agreement by the parties to this Agreement does not contravene or constitute a default under (i) any provision of applicable law, rule or regulation, (ii) the Adviser’s governing instruments, or (iii) any agreement, judgment, injunction, order, decree or other instruments binding upon the Adviser.

(c)	It is not prohibited by the 1940 Act or the Advisers Act from performing the services contemplated by this Agreement.

(d)	It has met, and will continue to seek to meet for the duration of this Agreement, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency, necessary to be met by the Adviser in order to perform the services contemplated by this Agreement.

(e)	It (i) is registered with the SEC as an investment adviser under the Advisers Act, (ii) is registered and licensed as an investment adviser under the laws of all jurisdictions in which its activities require it to be so licensed, and (iii) will promptly notify the Subadviser of the occurrence of any event that would disqualify the Adviser from serving as an investment adviser to an investment company pursuant to Section 9(a) of the 1940 Act.

(f)	It acknowledges that it has received a copy of the Subadviser’s Form ADV at least 48 hours prior to the execution of this Agreement and has delivered a copy of the same to the Fund.

(g)	The Fund is, or will be prior to commencing operations, registered as an open-end management investment company under the 1940 Act and the Fund’s shares are (or will be prior to commencing operations) registered under the Securities Act of 1933 and under any applicable state securities laws.

(h)	It will carry out its responsibilities under this Agreement in compliance with federal and state law, including securities law, governing its activities; (ii) the Fund’s investment objective(s), policies, and restrictions, as set out in the Prospectus, as amended from time to time; and (iii) any policies or directives as the Board may from time to time establish or issue and communicate to the Subadviser in writing. The Fund will promptly notify the Adviser in writing of changes to (ii) or (iii) above, and upon receipt of such notice, the Adviser will promptly notify the Subadviser in writing of such changes to (ii) or (iii) above.

13.      Representations and Covenants of the Subadviser

        The Subadviser represents and covenants to the Adviser as follows:

(a)	It is duly organized and validly existing under the laws of the State of Delaware with the power to own and possess its assets and carry on its business as this business is now being conducted.

(b)	The execution, delivery and performance by the Subadviser of this Agreement are within the Subadviser’s powers and have been duly authorized by all necessary action on the part of its board of directors, and no action by or in respect of, or filing with, any governmental body, agency or official is required on the part of the Subadviser for the execution, delivery and performance of

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this Agreement by the parties to this Agreement, and the execution, delivery and performance of this Agreement by the parties to this Agreement does not contravene or constitute a default under (i) any provision of applicable law, rule or regulation, (ii) the Subadviser’s governing instruments, or (iii) any agreement, judgment, injunction, order, decree or other instruments binding upon the Subadviser.

(c)	It is not prohibited by the 1940 Act or the Advisers Act from performing the services contemplated by this Agreement.

(d)	It has met, and will continue to seek to meet for the duration of this Agreement, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency, necessary to be met in order to perform the services contemplated by this Agreement.

(e)	It (i) is registered with the SEC as an investment adviser under the Advisers Act, (ii) is registered or licensed as an investment adviser under the laws of jurisdictions in which its activities require it to be so registered or licensed, (iii) and will promptly notify the Fund of the occurrence of any event that would disqualify it from serving as an investment adviser to an investment company pursuant to Section 9(a) of the 1940 Act.

(f)	It has provided the Adviser with a copy of its Form ADV and will, promptly after making any material amendment to its Form ADV, furnish a copy of such amendments to the Adviser. The information contained in the Subadviser’s Form ADV is accurate and complete in all material respects and does not omit to state any material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading.

(g)	It will carry out its responsibilities under this Agreement in compliance with federal and state law, including securities law, governing its activities; (ii) the Fund’s investment objective(s), policies, and restrictions, as set out in the Prospectus and SAI, as amended from time to time; and (iii) any policies or directives as the Board may from time to time establish or issue and communicate to the Subadviser in writing. The Fund or the Adviser will promptly notify the Subadviser in writing of changes to (ii) or (iii) above.

(h)	It is not to the best of its knowledge the subject of any proceeding, investigation or inquiry brought by the SEC, the NASD (or any other self-regulatory organization) or any other federal or state regulator with respect to the types of services for which it is being appointed herein or which could have a material impact on its ability to fully perform any of the services to be rendered hereunder.

14.      Cooperation with Regulatory Authorities or Other Actions

        The parties to this Agreement each agree to cooperate in a reasonable manner with each other in the event that any of them should become involved in a legal, administrative, judicial or regulatory action, claim, or suit as a result of performing its obligations under this Agreement.

15.     Records

        (a)    Maintenance of Records. The Subadviser hereby undertakes and agrees to maintain, in the form and for the period required by Rule 31a-2 under the 1940 Act, all records relating to the Fund’s investments that are required to be maintained by the Fund pursuant to the 1940 Act with respect to the Subadviser’s duties and obligations under this Agreement for the Fund (the “Fund’s Books and Records”). The Adviser acknowledges that the Subadviser is not the compliance agent for the Fund or for the Adviser, and is responsible for maintaining the Fund’s Books and Records only with respect to the Subadviser’s duties and obligations to the Fund under this Agreement.

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        (b)    Ownership of Records. The Subadviser agrees that the Fund’s Books and Records are the Fund’s property and further agrees to surrender promptly to the Fund or the Adviser the Fund’s Books and Records upon the request of the Fund or the Adviser; provided, however, that the Subadviser may retain copies of the records at its own cost. The Fund’s Books and Records will be made available, within two (2) business days of a written request, to the Fund’s accountants or auditors during regular business hours at the Subadviser’s offices. The Fund, the Adviser or their respective authorized representatives will have the right to copy any records in the Subadviser’s possession that pertain to the Fund. These books, records, information, or reports will be made available to properly authorized government representatives consistent with state and federal law and/or regulations. In the event of the termination of this Agreement, the Fund’s Books and Records will be returned to the Fund or the Adviser. The Subadviser agrees that any policies and procedures it has established for managing the investment and reinvestment of the Fund’s assets, including, but not limited to, all policies and procedures designed to ensure compliance with federal and state regulations governing the adviser/client relationship and management of the investment and reinvestment of the Fund’s assets, will be made available for inspection by the Fund, the Adviser or their respective authorized representatives upon reasonable written request within not more than two (2) business days.

16.     Confidentiality.

        (a)    Non-Disclosure by Subadviser. The Subadviser agrees that the Subadviser will not disclose or use any records or confidential information obtained pursuant to this Agreement in any manner whatsoever, except as authorized in this Agreement or specifically by the Adviser or the Fund, or if this disclosure or use is required by federal or state regulatory authorities or by a court.

        (b)    Non-Disclosure by Adviser. The Adviser agrees that the Adviser will not disclose or use any records or confidential information obtained pursuant to this Agreement or any other agreement between the Adviser and the Sub-adviser in any manner whatsoever, except as authorized in this Agreement or specifically by the Subadviser, or if this disclosure or use is required by federal or state regulatory authorities or by a court.

        (c)    Non-Disclosure Exceptions. Paragraphs (a) and (b) above shall not apply to information that (i) is already publicly available and (ii) was lawfully obtained other than pursuant to this Agreement provided that neither party may use such information in marketing materials without the prior consent of the other party. In addition, the Subadviser may disclose the investment performance of the Fund; provided that the disclosure does not reveal the identity of the Adviser or the Fund. The Subadviser may also disclose that the Adviser and the Fund are the Subadviser’s clients, provided that the disclosure does not reveal the investment performance or the composition of the Fund.

17.    Limitation of Liability; Indemnification

        (a)    Limitation of Liability. Except as provided in this Agreement and as may otherwise be provided by the 1940 Act or other federal securities laws, the Adviser and its respective officers, directors, employees, agents, representatives or persons controlled by them (collectively, the “Related Parties”) on the one hand, and the Subadviser and the Subadviser’s Related Parties on the other hand, will not be liable to each other, the Fund or any shareholder of the Fund for any error or judgment, mistake of law, or any loss arising out of any investment or other act or omission in the course of, connected with, or arising out of any services to be rendered under this Agreement, except that the Adviser, the Subadviser and any respective Related Party will be so liable by reason of conduct that constitutes willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under this Agreement. The Subadviser will not be liable to the Adviser, the Fund or any shareholder of the Fund for the actions or omissions of any third party service provider selected by the Adviser to whom the Adviser delegates authority to act on behalf of the Fund.

        (b)    Subadviser Indemnity to the Adviser. The Subadviser agrees to indemnify and defend the Adviser, the Adviser’s Related Parties, or any affiliate of the Adviser or such affiliate’s respective Related Parties, for any loss, liability, cost, damage, or expenses (including reasonable investigation and defense costs and reasonable attorneys fees and costs) arising out of any claim, demand, action, suit, or proceeding arising out of (i) the Subadviser’s conduct that constitutes willful misfeasance, bad faith, or gross negligence in the performance of its

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duties or by reason of reckless disregard of its obligations and duties under this Agreement, or (ii) any actual or alleged material misstatement or omission in FDP Series, Inc.‘s registration statement with respect to the Fund, any proxy statement, or communication to current or prospective investors in the Fund arising from disclosure about the Subadviser or the Fund provided to the Adviser or the Fund by the Subadviser.

        (c)    The Adviser Indemnity to Subadviser. The Adviser agrees to indemnify and defend the Subadviser, the Subadviser’s Related Parties, or any affiliate of the Subadviser or such affiliate’s respective Related Parties, for any loss, liability, cost, damage, or expenses (including reasonable investigation and defense costs and reasonable attorneys fees and costs) arising out of any claim, demand, action, suit, or proceeding arising out of (i) the Adviser’s conduct that constitutes willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under this Agreement, or (ii) any actual or alleged material misstatement or omission in FDP Series, Inc.‘s registration statement with respect to the Fund, any proxy statement, or other communication to current or prospective investors in the Fund (other than a misstatement or omission arising from disclosure about the Subadviser or the Fund provided to the Adviser or the Fund by the Subadviser).

        (d)    Indemnification Procedures. Promptly after receipt of notice of the commencement of any action by a party seeking to be indemnified under this Section 17 (the “Indemnified Party”), the Indemnified Party will, if a claim in respect thereof is to be made against a party against whom indemnification is sought under this Section 17 (the “Indemnifying Party”), notify the Indemnifying Party in writing of the commencement thereof; provided, however, that the omission to notify the Indemnifying Party will not relieve the Indemnifying Party from any liability which it may have to any Indemnified Party otherwise than under the provisions of this Agreement, and will relieve it from liability under this Agreement only to the extent that such omission results in the forfeiture by the Indemnifying Party of rights or defenses with respect to such action. In any action or proceeding, following provision of proper notice by the Indemnified Party of the existence of such action, the Indemnifying Party will be entitled to participate in any such action and, to the extent that it will wish, participate jointly with any other Indemnifying Party similarly notified, to assume the defense thereof, with counsel of its choice (unless any conflict of interest requires the appointment of separate counsel), and after notice from the Indemnifying Party to such Indemnified Party of its election to assume the defense of the action, the Indemnifying Party will not be liable to such Indemnified Party under this Agreement for any legal expense of the other counsel subsequently incurred without the Indemnifying Party’s consent. The Indemnified Party will cooperate in the defense or settlement of claims so assumed. The Indemnifying Party will not be liable under this Agreement for the settlement by the Indemnified Party for any claim or demand unless the Indemnifying Party has previously approved the settlement in writing or it has been notified of such claim or demand and has failed to provide a defense in accordance with the provisions hereof In the event that any proceeding involving the Indemnifying Party will be commenced by the Indemnified Party in connection with the Agreement, or the transactions contemplated under this Agreement, and such proceeding will be finally determined by a court of competent jurisdiction in favor of the Indemnifying Party, the Indemnified Party will be liable to the Indemnifying Party for any reasonable attorney’s fees and direct costs relating to such proceedings. The indemnifications provided in this Section 17 will survive the termination of this Agreement.

18.     Survival

        All representations and warranties made by the Subadviser and the Adviser in this Agreement will survive for the duration of this Agreement and the parties to this Agreement will notify each other in writing immediately upon becoming aware, but in no event later than five (5) days after becoming aware, that any of the foregoing representations and warranties are no longer true.

19.      Limitation on Consultation

        In accordance with Rule 17a-10 under the 1940 Act and any other applicable law, the Subadviser will not consult with any other subadviser to the Fund or any subadviser to any other portfolio of the Fund or to any other investment company or investment company series for which the Adviser serves as investment adviser concerning transactions for the Fund in securities or other assets.

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20.      Governing Law

        This Agreement will be governed by, construed under and interpreted and enforced in accordance with the laws of the state of New York, without regard to principles of conflicts of laws.

21.      Severability

        If any provision of this Agreement will be held or made invalid by a court decision, statute, rule, or otherwise, the remainder of this Agreement will not be affected thereby.

22.      Definitions

        The terms “assignment,” “affiliated person,” and “interested person,” when used in this Agreement, will have the respective meanings specified in Section 2(a) of the 1940 Act. The term “majority of the outstanding shares” means the lesser of (a) sixty-seven percent (67%) or more of the shares present at a meeting if more than fifty percent (50%) of these shares are present or represented by proxy, or (b) more than fifty percent (50%) of the outstanding shares.

23.      Counterparts

        This Agreement may be executed in one or more counterparts, each of which will be deemed an original, and all of such counterparts together will constitute one and the same instrument.

        IN WITNESS WHEREOF, the parties to this Agreement have executed and delivered this Agreement as of the date first above written.

BLACKROCK ADVISORS, INC. By: ____________________________ Name: Title: MASSACHUSETTS FINANCIAL SERVICES COMPANY By: ____________________________ Name: Title:

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SUBADVISORY AGREEMENT
ENTERED INTO BETWEEN
BLACKROCK ADVISORS, INC.
AND
FRANKLIN ADVISERS, INC.

        This Subadvisory Agreement (the “Agreement”) is entered into as of ___________, 2006, by and between BlackRock Advisors, Inc., a corporation duly organized and existing under the laws of the State of Delaware (the “Adviser”), and Franklin Advisers, Inc., a corporation duly organized and existing under the laws of the State of California (the “Subadviser”).

        WHEREAS, the Adviser and FDP Series, Inc., an open-end management investment company registered under the Investment Company Act of 1940, as amended, (the “1940 Act”) and organized as a corporation under the laws of the State of Maryland, have entered into an Investment Advisory and Management Agreement dated ___________, 2006 (the “Investment Advisory Agreement”), a copy of which is attached as Exhibit A to this Agreement;

        WHEREAS, pursuant to the Investment Advisory Agreement, the Adviser has agreed to provide investment management and advisory services to FDP Series, Inc. which consists of multiple series, including Franklin Templeton Total Return FDP Fund (the “Fund”);

        WHEREAS, the Investment Advisory Agreement provides that the Adviser may engage duly organized subadvisers to furnish investment information, services and advice to assist the Adviser in carrying out its responsibilities under the Investment Advisory Agreement, provided that the Adviser obtains the consent and approval of the Board of Directors of FDP Series, Inc. (the “Board”), a majority of those directors who are not parties to the Investment Advisory Agreement, or “interested persons” of any party to the Investment Advisory Agreement, in accordance with the requirements of the 1940 Act, and otherwise complies with the shareholder voting requirements of the 1940 Act;

        WHEREAS, the Board, including a majority of those directors who are not parties to the Investment Advisory Agreement, or “interested persons” of any party to the Investment Advisory Agreement, has duly consented to and approved the engagement of the Subadviser to furnish investment information, services and advice to assist the Adviser in carrying out its responsibilities under the Investment Advisory Agreement; and

        WHEREAS, the Adviser desires to retain the Subadviser to render investment advisory services to the Adviser and the Fund in the manner and on the terms set out in this Agreement, and the Subadviser desires to provide such services.

        NOW, THEREFORE, in consideration of the mutual covenants and agreements set out in this Agreement, the Adviser and the Subadviser agree as follows:

1.     Investment Description; Appointment

        (a)    Investment Description. The Fund will invest and reinvest its assets in accordance with the investment objective(s), policies and limitations specified in the prospectus and statement of additional information (the “Prospectus”) filed with the Securities and Exchange Commission (the “SEC”) as part of the FDP Series, Inc.‘s Registration Statement on Form N-lA, as it may be periodically amended. The Adviser agrees to provide copies of all amendments and supplements to the current Prospectus, and copies of any procedures adopted by the Board that are applicable to the Fund and any amendments to those procedures (the “Board Procedures”), to the Subadviser on an on-going basis. In addition, the Adviser will furnish the Subadviser with a copy of any financial statement or report prepared for the Fund with respect to the Fund by a registered independent public accounting firm, and with copies of any financial statements or reports made by the Fund to shareholders or to any state or federal regulatory agency. The Adviser also will inform the Subadviser of any material results of any audits or examinations by regulatory authorities pertaining to the Subadviser’s responsibilities for the Fund.

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        (b)    Appointment of Subadviser. The Adviser hereby engages the services of the Subadviser in connection with the investment and reinvestment of the Fund’s assets. Pursuant to this Agreement and subject to the oversight and supervision by the Adviser and the Board, the Subadviser will manage the investment and reinvestment of the Fund’s assets. Subject to the terms and conditions of this Agreement, the Subadviser hereby accepts the engagement by the Adviser in the foregoing capacity and agrees, at the Subadviser’s own expense, to render the services set out in this Agreement and to provide the office space, furnishings, equipment, and personnel required by the Subadviser to perform these services on the terms and for the compensation provided in this Agreement. Except as specified in this Agreement, the Subadviser agrees that it will not delegate any obligation assumed pursuant to this Agreement to any third party without first obtaining the written consent of both the Fund and the Adviser.

2.     Services as Subadviser

        Subject to the supervision, direction and approval of the Adviser and the Board, the Subadviser will conduct a continual program of investment, evaluation, sale, and reinvestment of the Fund’s assets. The Subadviser is authorized, in its sole discretion and without prior consultation with the Adviser, to: (a) obtain and evaluate pertinent economic, financial, and other information affecting the economy generally and certain investment assets as such information relates to securities or other financial instruments that are purchased for or considered for purchase by the Fund; (b) make investment decisions for the Fund; (c) place purchase and sale orders for portfolio transactions on behalf of the Fund and manage otherwise uninvested cash assets of the Fund; (d) provide reasonable assistance to the Adviser with respect to the pricing of such Fund securities at such time and in such manner as the Adviser and Subadviser will mutually agree upon from time to time; (e) execute account documentation, agreements, contracts and other documents as may be requested by brokers, dealers, counterparties and other persons in connection with the Subadviser’s management of the assets of the Fund (in such respect, and only for this limited purpose, the Subadviser will act as the Adviser’s and the Fund’s agent and attorney-in-fact); (f) take such actions as are necessary to exercise the Fund’s rights as a security holder in corporate actions; and (g) employ professional portfolio managers and securities analysts who provide research services to the Fund. The Subadviser will in general take such action as is appropriate to effectively manage the Fund’s investment practices. In addition,

        (i)     The Subadviser will furnish the Adviser routinely with daily information concerning portfolio transactions and other reports as agreed upon from time to time concerning transactions and performance of the Fund, in such form and frequency as may be mutually agreed upon from time to time. The Subadviser agrees to review the Fund, discuss the management of the Fund with, and provide such access to its personnel and operations as may be reasonably requested by the Adviser and/or the Board from time to time in connection with its provision of services to the Fund.

        (ii)     The Subadviser will maintain and preserve the records specified in Section 15 of this Agreement and any other records related to the Fund’s transactions or its management of the Fund as are required of a subadviser under any applicable state or federal securities law or regulation including: the 1940 Act, the Securities Exchange Act of 1934 (the “1934 Act”), and the Investment Advisers Act of 1940 (the “Advisers Act”). The Adviser and the Fund will maintain and preserve all other books and records for the Fund as required under such rules. Subject to the confidentiality provisions herein, the Subadviser will furnish to the Adviser all information relating to the Subadviser’s services under this Agreement reasonably requested by the Adviser within a reasonable period of time after the Adviser makes such request.

        (iii)     The Subadviser will comply with all applicable Board Procedures that are provided to the Subadviser by the Adviser or the Fund. The Subadviser will notify the Adviser as soon as reasonably practicable upon (a) detection of any material breach of such Board Procedures or (b) determination that a Board Procedure conflicts with a procedure adopted by the Subadviser. In the event of any such conflict, the Subadviser and the Adviser agree to use commercially reasonable efforts to resolve same. The Adviser will provide the Subadviser with reasonable notice of any amendments or additions to the Board Procedures.

        (iv)     The Subadviser will maintain a written code of ethics (the “Code of Ethics”) that it reasonably believes complies with the requirements of Rule 17j-1 under the 1940 Act, a copy of which will be provided to the Adviser and the Fund, including any amendments thereto, and will institute and enforce procedures reasonably

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necessary to prevent Access Persons (as defined in Rule 17j-1) from violating its Code of Ethics. The Subadviser will follow such Code of Ethics in performing its services under this Agreement. Further, the Subadviser represents that it has policies and procedures regarding the detection and prevention of the misuse of material, nonpublic information by the Subadviser and its employees as required by the Insider Trading and Securities Fraud Enforcement Act of 1988, a copy of which policies and procedures it will provide to the Adviser and the Fund upon any reasonable request. The Subadviser shall assure that all reporting required of a subadviser under the Securities Exchange Act of 1934, as amended, in connection with portfolio securities of the Fund, shall be made in a timely manner.

        (v)     The Subadviser will manage the investment and reinvestment of the assets of the Fund in a manner consistent with the Fund’s investment objectives and policies as stated in the Prospectus. The Subadviser also will manage the investments of the Fund in a manner consistent with any and all applicable investment restrictions (including diversification requirements) contained in the 1940 Act and the rules and regulations under the Act, any SEC no-action letter or order applicable to the Fund that is provided to the Subadviser, and any applicable state securities law or regulation. The Adviser will provide Subadviser with copies of any such SEC no-action letter or order. In addition, the Subadviser will comply with the Adviser’s internal restrictions designed to ensure the Fund’s compliance with the diversification requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, (the “Code”) as provided to the Subadviser by the Adviser. The Adviser shall perform quarterly and annual tax compliance tests and promptly furnish reports of such tests to the Subadviser after each quarter end to ensure that the Fund is in compliance with the Code and the Subadviser shall take prompt action in response to any notification from the Adviser of any potential non-compliance with either the Adviser’s internal restrictions or the diversification requirements of the Code to ensure that the Fund complies with such Code diversification requirements.

        Subject to Section 2(iii) above, the Subadviser agrees to perform its duties hereunder in compliance with the Board Procedures that are provided to the Subadviser by the Adviser, the 1940 Act, and the Subadviser’s duties and obligations under Rule 206(4)-7 of the Advisers Act, including providing the Chief Compliance Officer and/or board of directors of FDP Series, Inc. with such information, reports and certifications as they may reasonably request.

        (vi)     The Subadviser shall, in a prudent and diligent manner, vote proxies relating to the Fund’s portfolio securities in the best interests of the Fund and its shareholders in connection with any matters submitted to a vote of shareholders in compliance with Subadviser’s proxy voting policies and procedures. The Subadviser will provide the Adviser with a report of all proxy votes made on behalf of the Fund in a timely matter so as to permit the Adviser to timely comply with the reporting requirements under the 1940 Act. Except as set forth in section 2(f) above, the Subadviser shall not be responsible for exercising any other applicable rights of security holders.

3.     Information and Reports

        (a)     The Subadviser will keep the Fund and the Adviser promptly informed of developments relating to its duties as subadviser of which the Subadviser has, or should have, knowledge that would materially affect the Fund, including but not limited to any changes in the portfolio manager or managers assigned to the Fund’s account. In this regard, the Subadviser will provide the Fund, the Adviser, and their respective officers with such periodic reports concerning the obligations the Subadviser has assumed under this Agreement as the Fund and the Adviser may from time to time reasonably request. Additionally, prior to each Board meeting, as the Adviser shall reasonably request, the Subadviser will provide the Adviser and the Board with reports regarding the Subadviser’s management of the Fund during the most recently completed quarter, to include written certifications that the Subadviser’s management of the Fund is in compliance with the Fund’s investment objectives and practices, the 1940 Act and applicable rules and regulations under the 1940 Act and, subject to Section 2 (v) above, will certify any action taken in response to any notifications received from the Adviser sent to ensure compliance with the diversification requirements of Subchapter M of the Code, and otherwise in such form as may be mutually agreed upon by the Subadviser and the Adviser. The Subadviser also will certify quarterly to the Fund and the Adviser that it has adopted procedures reasonably necessary to prevent Access Persons from violating its Code of Ethics, and will report any material changes in its Code of Ethics. Annually, the Subadviser will furnish a written report, which complies with the requirements of Rule 17j-1 and Rule 38a-1, concerning the Subadviser’s Code of Ethics and

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compliance program, respectively, to the Fund and the Adviser. It shall be the sole responsibility of the Fund, Adviser, or custodian (and not of the Subadviser) to process and file any claim forms relating to any litigation by or on behalf of the Fund.

        (b)     Attached hereto as Appendix A is a list, to the best of the Adviser’s or the Subadviser’s respective knowledge, of each affiliated person of the Adviser or the Subadviser, as applicable, that are (a) publicly traded companies; (b) broker-dealers or underwriters; or (c) investment advisers. Each of the Adviser and the Subadviser agrees promptly to update such list whenever the Adviser or the Subadviser becomes aware of any change that should be made to such list.

        (c)     The Subadviser also will provide the Adviser and/or the Board with any information reasonably requested regarding its management of the Fund required for any shareholder report, amended registration statement, or prospectus supplement to be filed by FDP Series, Inc. with the SEC or in connection with a meeting of the Board. The Subadviser will promptly inform the Fund and the Adviser if any information in the Prospectus or SAI relating to the Subadviser or its duties and obligations under this agreement is (or will become) inaccurate or incomplete.

4.     Standard of Care

        The Subadviser will act in good faith and use reasonable care and in a manner consistent with applicable federal and state laws and regulations in rendering the services it agrees to provide under this Agreement.

5.     Subadviser’s Duties Regarding Fund Transactions

        (a)    Placement of Orders. The Subadviser will take all actions that it considers necessary to implement the investment policies of the Fund, and, in particular, to place all orders for the purchase or sale of securities or other investments for the Fund with brokers or dealers the Subadviser, in its sole discretion, selects. To that end, the Subadviser is authorized as the Fund’s agent to give instructions to the Fund’s custodian as to deliveries of securities or other investments and payments of cash for the Fund’s account. In connection with the selection of brokers or dealers and the placement of purchase and sale orders, the Subadviser is directed at all times to seek to obtain best execution within the policy guidelines determined by the Board and set out in FDP Series, Inc.‘s current Prospectus, subject to provisions (b), (c) and (d) of this Section 5.

        (b)    Selection of Brokers and Dealers. Subject to the requirements of Section 28(e) of the 1934 Act, in the selection of brokers and dealers to execute portfolio transactions, the Subadviser may be permitted to consider not only the available prices and rates of brokerage commissions/spreads, but also other relevant factors, which could include, without limitation: the execution capabilities of the brokers and dealers; the research and other services provided by the brokers and dealers that the Subadviser believes will enhance its general portfolio management capabilities; the size of the transaction; the difficulty of execution; the operational facilities of these brokers and dealers; the risk to a broker or dealer of positioning a block of securities; and the overall quality of brokerage and research services provided by the brokers and dealers. In connection with the foregoing, the Subadviser may pay those brokers and dealers who provide brokerage and research services to the Subadviser a higher commission than that charged by other brokers and dealers if the Subadviser determines in good faith that the amount of the commission is reasonable in relation to the value of the brokerage and research services provided by the broker or dealer in terms of either the particular transaction or in terms of the Subadviser’s overall responsibilities with respect to the Fund and to any other client accounts or portfolios that the Subadviser advises. The execution of such transactions pursuant to this section 5(b) would not be considered to represent an unlawful breach of any duty created by this Agreement or otherwise.

        (c)    Soft Dollar Arrangements. Pursuant to the authorization granted by the Fund to maintain “soft dollar” arrangements with respect to the Fund, the Subadviser will, on an ongoing basis, but not less often than annually, identify and provide a written description to the Board and the Adviser of all “soft dollar” arrangements that the Subadviser maintains with respect to the Fund or with brokers or dealers that execute transactions for the Fund, and of all research and other services provided to the Subadviser by a broker or dealer (whether prepared by

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such broker or dealer or by a third party) as a result, in whole or in part, of the direction of Fund transactions to the broker or dealer. Upon the Fund’s reasonable written request, the Subadviser will, to the extent reasonably practicable, terminate within a reasonable time any “soft dollar” arrangements it has established with respect to the Fund.

        (d)    Aggregated Transactions. On occasions when the Subadviser deems the purchase or sale of a security or other financial instrument to be in the best interest of the Fund as well as other clients, the Subadviser is authorized, but not required, to aggregate purchase and sale orders for securities or other financial instruments held (or to be held) by the Fund with similar orders being made on the same day for other client accounts or portfolios that the Subadviser manages. When an order is so aggregated, the Subadviser may allocate the recommendations or transactions among all accounts and portfolios for which the recommendation is made or transaction is effected on a basis that the Subadviser reasonably considers equitable and consistent with its fiduciary obligations to the Fund and its other clients. The Subadviser, the Adviser and the Fund recognize that in some cases this procedure may adversely affect the size of the position obtainable for the Fund or the price obtained for the purchase or sale of securities by the Fund.

6.     Compensation

        For its services, the Adviser pays the Subadviser at the end of each calendar month a fee based upon the average daily value of the net assets of the Fund at the annual rate of 0.25% of the Fund’s average daily net assets, commencing on the day following effectiveness hereof. For purposes of this calculation, average daily net assets are determined by the Fund at the end of each month on the basis of the average net assets of the Fund for each day during the month. The Subadviser will have no right to obtain compensation directly from the Fund for services provided under this Agreement and agrees to look solely to the Adviser for payment of fees due. The fee for the period from the Effective Date (defined below) of the Agreement to the end of the month during which the Effective Date occurs will be prorated according to the proportion that such period bears to the full monthly period. Upon any termination of this Agreement before the end of a month, the fee for such part of that month will be prorated according to the proportion that such period bears to the full monthly period and will be payable upon the date of termination of this Agreement. For the purpose of determining fees payable to the Subadviser, the value of the Fund’s net assets will be computed at the times and in the manner specified in the Prospectus, and on days on which the net assets are not so determined, the net asset value computation to be used will be as determined on the immediately preceding day on which the net assets were determined.

7.      Expenses

        The Subadviser will bear all expenses (excluding expenses to be borne by the Fund as described in the following sentence) in connection with the performance of its services under this Agreement. The Fund will bear certain other expenses to be incurred in its operation, including, but not limited to, (i) interest and taxes; (ii) brokerage commissions and other costs in connection with the purchase or sale of securities and other investment instruments; (iii) fees and expenses of the Fund’s directors who are not “interested persons” of the Fund; (iv) legal and audit expenses; (v) custodian, registrar and transfer agent fees and expenses; (vi) fees and expenses related to the registration and qualification of the Fund and the Fund’s shares for distribution under state and federal securities laws; (vii) expenses of printing and mailing reports and notices and proxy material to shareholders of the Fund; (viii) all other expenses incidental to holding meetings of the Fund’s shareholders, including proxy solicitations therefor; (ix) insurance premiums for fidelity bond and other coverage; (x) investment management fees; (xi) expenses of typesetting for printing prospectuses and statements of additional information and supplements to these documents; (xii) expenses of printing and mailing prospectuses and supplements thereto; and (xiii) such non-recurring or extraordinary expenses as may arise, including those relating to actions, suits or proceedings to which the Fund is a party or in which the Fund has a claim and legal obligations that the Fund may have to indemnify the Fund’s directors, officers and/or employees or agents with respect to these actions, suits or proceedings.

8.      Services to Other Companies or Accounts

        The Adviser understands that the Subadviser and its affiliates now act, will continue to act and may act in the future as investment manager

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or adviser to fiduciary and other managed accounts, and as an investment manager or adviser to other investment companies, including any offshore entities or private accounts. The Adviser has no objection to the Subadviser and its affiliates so acting, provided, that, whenever the Fund and one or more other investment companies or accounts managed or advised by the Subadviser and its affiliates have available funds for investment, investments suitable and appropriate for each will be allocated in accordance with a formula reasonably believed to be equitable to each such company and account. The Adviser represents that the Fund recognizes that in some cases this procedure may adversely affect the size of the position obtainable for the Fund and/or the price obtained for the purchase or sale of securities by the Fund. The Adviser represents that the Fund also understands that the persons employed by the Subadviser to assist in the performance of the Subadviser’s duties under this Agreement may not devote their full time to such service, and that nothing contained in this Agreement will be deemed to limit or restrict the right of the Subadviser to engage in and devote time and attention to other businesses or to render services of whatever kind or nature. This Agreement will not in any way limit or restrict the Subadviser or any of its directors, officers, employees, or agents from buying, selling or trading any securities or other investment instruments for its or their own account or for the account of others for whom it or they may be acting, provided that such activities will not adversely affect or otherwise impair the performance by the Subadviser of its duties and obligations under this Agreement.

9.      Affiliated Brokers

        The Subadviser or any of its affiliates may act as broker in connection with the purchase or sale of securities or other investments for the Fund, subject to: (a) the requirement that the Subadviser seek to obtain best execution within the policy guidelines determined by the Board and set out in the Fund’s current prospectus; (b) the provisions of the 1940 Act and the Advisers Act; (c) the provisions of the 1934 Act, including, but not limited to, Section 11(a) thereof; and (d) other provisions of applicable law. These brokerage services are not within the scope of the duties of the Subadviser under this Agreement. Subject to the requirements of applicable law and any procedures adopted by the Board, the Subadviser or its affiliates may receive brokerage commissions, fees or other remuneration from the Fund for these services in addition to the Subadviser’s fees for services under this Agreement.

10.      Custody

        Nothing in this Agreement will require the Subadviser to take custody or receive physical possession or control of cash, securities, or other investments of the Fund.

11.     Term of Agreement; Termination of Agreement; Amendment of Agreement

        (a)    Term. This Agreement will become effective on the date first above written (the “Effective Date”), and, unless terminated in accordance with its terms, will continue for an initial two-year term and thereafter so long as such continuance is specifically approved at least annually as required by the 1940 Act.

        (b)    Termination. This Agreement may be terminated, without penalty, (i) by the Board or by vote of holders of a majority of the outstanding shares of the Fund upon sixty (60) days’ written notice to the Adviser and Subadviser, (ii) by the Adviser upon 60 days’ written notice to the Fund and Subadviser, or (iii) by the Subadviser upon 60 days’ written notice to the Fund and the Adviser. This Agreement also will terminate automatically in the event of its assignment or in the event of the assignment or termination of the Investment Advisory Agreement.

        (c)    Amendment. This Agreement may be amended by the parties only if the amendment is specifically approved by: (i) a majority of those directors who are not parties to this Agreement or “interested persons” of any party cast in person at a meeting called for the purpose of voting on the Agreement’s approval; and (ii) if required by applicable law, the vote of a majority of outstanding shares of the Fund.

12.     Representations and Covenants of the Adviser

        The Adviser represents and covenants to the Subadviser as follows:

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(a)	It is duly organized and validly existing under the laws of the State of California with the power to own and possess its assets and carry on its business as the business is now being conducted.

(b)	The execution, delivery and performance by the Adviser of this Agreement are within the Adviser’s powers and have been duly authorized by all necessary actions and by the Board of the Fund, and no action by or in respect of, or filing with, any governmental body, agency or official is required on the part of the Adviser for the execution, delivery and performance of this Agreement by the parties to this Agreement, and the execution, delivery and performance of this Agreement by the parties to this Agreement does not contravene or constitute a default under (i) any provision of applicable law, rule or regulation, (ii) the Adviser’s governing instruments, or (iii) any agreement, judgment, injunction, order, decree or other instruments binding upon the Adviser.

(c)	It is not prohibited by the 1940 Act or the Advisers Act from performing the services contemplated by this Agreement.

(d)	It has met, and will continue to seek to meet for the duration of this Agreement, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency, necessary to be met by the Adviser in order to perform the services contemplated by this Agreement.

(e)	It (i) is registered with the SEC as an investment adviser under the Advisers Act, (ii) is registered and licensed as an investment adviser under the laws of all jurisdictions in which its activities require it to be so licensed, and (iii) will promptly notify the Subadviser of the occurrence of any event that would disqualify the Adviser from serving as an investment adviser to an investment company pursuant to Section 9(a) of the 1940 Act.

(f)	It acknowledges that it has received a copy of the Subadviser’s Form ADV at least 48 hours prior to the execution of this Agreement and has delivered a copy of the same to the Fund.

(g)	The Fund is, or will be prior to commencing operations, registered as an open-end management investment company under the 1940 Act and the Fund’s shares are (or will be prior to commencing operations) registered under the Securities Act of 1933 and under any applicable state securities laws.

(h)	It will carry out its responsibilities under this Agreement in compliance with (i) federal and state law, including securities law, governing its activities; (ii) the Fund’s investment objective(s), policies, and restrictions, as set out in the Prospectus, as amended from time to time; and (iii) any policies or directives as the Board may from time to time establish or issue and communicate to the Subadviser in writing. The Fund will promptly notify the Adviser in writing of changes to (ii) or (iii) above, and upon receipt of such notice, the Adviser will promptly notify the Subadviser in writing of such changes to (ii) or (iii) above.

13.      Representations and Covenants of the Subadviser

        The Subadviser represents and covenants to the Adviser as follows:

(a)	It is duly organized and validly existing under the laws of the State of California with the power to own and possess its assets and carry on its business as this business is now being conducted.

(b)	The execution, delivery and performance by the Subadviser of this Agreement are within the Subadviser’s powers and have been duly authorized by all necessary action on the part of its board of directors, and no action by or in respect of, or filing with, any governmental body, agency or official is required on the part of the Subadviser for the execution, delivery and performance of this Agreement by the parties to this Agreement, and the execution, delivery and performance of

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this Agreement by the parties to this Agreement does not contravene or constitute a default under (i) any provision of applicable law, rule or regulation, (ii) the Subadviser’s governing instruments, or (iii) any agreement, judgment, injunction, order, decree or other instruments binding upon the Subadviser.

(c)	It is not prohibited by the 1940 Act or the Advisers Act from performing the services contemplated by this Agreement.

(d)	It has met, and will continue to seek to meet for the duration of this Agreement, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency, necessary to be met in order to perform the services contemplated by this Agreement.

(e)	It (i) is registered with the SEC as an investment adviser under the Advisers Act, (ii) is registered or licensed as an investment adviser under the laws of jurisdictions in which its activities require it to be so registered or licensed, and (iii) will promptly notify the Fund of the occurrence of any event that would disqualify it from serving as an investment adviser to an investment company pursuant to Section 9(a) of the 1940 Act.

(f)	It has provided the Adviser with a copy of its Form ADV and will, promptly after making any material amendment to Part II of its Form ADV, furnish a copy of such amendments to the Adviser. The information contained in the Subadviser’s Form ADV is accurate and complete in all material respects and does not omit to state any material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading.

(g)	It will carry out its responsibilities under this Agreement in compliance with federal and state law, including securities law, governing its activities; (ii) the Fund’s investment objective(s), policies, and restrictions, as set out in the Prospectus and SAI, as amended from time to time; and (iii) any policies or directives as the Board may from time to time establish or issue and communicate to the Subadviser in writing. The Fund or the Adviser will promptly notify the Subadviser in writing of changes to (ii) or (iii) above.

(h)	It is not to the best of its knowledge the subject of any proceeding, investigation or inquiry brought by the SEC, the NASD (or any other self-regulatory organization) or any other federal or state regulator with respect to the types of services for which it is being appointed herein or which could have a material impact on its ability to fully perform any of the services to be rendered hereunder.

14.      Cooperation with Regulatory Authorities or Other Actions

                The parties to this Agreement each agree to cooperate in a reasonable manner with each other in the event that any of them should become involved in a legal, administrative, judicial or regulatory action, claim, or suit as a result of performing its obligations under this Agreement.

15.     Records

        (a)    Maintenance of Records. The Subadviser hereby undertakes and agrees to maintain, in the form and for the period required by Rule 31a-2 under the 1940 Act, all records relating to the Fund’s investments that are required to be maintained by the Fund pursuant to the 1940 Act with respect to the Subadviser’s duties and obligations under this Agreement for the Fund (the “Fund’s Books and Records”). The Adviser acknowledges that the Subadviser is not the compliance agent for the Fund or for the Adviser, and is responsible for maintaining the Fund’s Books and Records only with respect to the Subadviser’s duties and obligations to the Fund under this Agreement.

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        (b)    Ownership of Records. The Subadviser agrees that the Fund’s Books and Records are the Fund’s property and, except as provided below with respect to shared books and records, further agrees to surrender promptly to the Fund or the Adviser the Fund’s Books and Records upon the request of the Fund or the Adviser; provided, however, that the Subadviser may retain copies of the records at its own cost. The Fund and the Adviser agree that to the extent the Fund’s Books and Records are also the Subadviser’s books and records, such shared Books and Records are the property of both the Fund and the Subadviser, and the Subadviser will provide promptly to the Fund or the Adviser complete copies of such shared Books and Records upon the request of the Fund or the Adviser. The Fund’s Books and Records will be made available, within two (2) business days of a written request, to the Fund’s accountants or auditors during regular business hours at the Subadviser’s offices. The Fund, the Adviser or their respective authorized representatives will have the right to copy any records in the Subadviser’s possession that pertain to the Fund. These books, records, information, or reports will be made available to properly authorized government representatives consistent with state and federal law and/or regulations. In the event of the termination of this Agreement, the Fund’s Books and Records will be returned to the Fund or the Adviser, provided that any such Books and Records are not also the Subadviser’s Books and Records (in which latter case the Subadviser will provide the Fund or Adviser with complete copies of such shared Books and Records). The Subadviser agrees that any policies and procedures it has established for managing the investment and reinvestment of the Fund’s assets, including, but not limited to, all policies and procedures designed to ensure compliance with federal and state regulations governing the adviser/client relationship and management of the investment and reinvestment of the Fund’s assets, will be made available for inspection by the Fund, the Adviser or their respective authorized representatives upon reasonable written request within not more than two (2) business days.

16.     Confidentiality.

        (a)    Non-Disclosure by Subadviser. The Subadviser agrees that the Subadviser will not disclose or use any records or confidential information obtained pursuant to this Agreement in any manner whatsoever, except as authorized in this Agreement or specifically by the Adviser or the Fund, or if this disclosure or use is required by federal or state regulatory authorities or by a court, or is required in connection with the performance by the Subadviser of its duties and obligations to the Fund under this Agreement.

        (b)    Non-Disclosure by Adviser. The Adviser agrees that the Adviser will not disclose or use any records or confidential information obtained pursuant to this Agreement or any other agreement between the Adviser and the Sub-adviser in any manner whatsoever, except as authorized in this Agreement or specifically by the Subadviser, or if this disclosure or use is required by federal or state regulatory authorities or by a court.

        (c)    Non-Disclosure Exceptions. Paragraphs (a) and (b) above shall not apply to information that (i) is already publicly available and (ii) was lawfully obtained other than pursuant to this Agreement provided that neither party may use such information in marketing materials without the prior consent of the other party. In addition, the Subadviser may disclose the investment performance of the Fund; provided that the disclosure does not reveal the identity of the Adviser or the Fund. The Subadviser may also disclose that the Adviser and the Fund are the Subadviser’s clients, provided that the disclosure does not reveal the investment performance or the composition of the Fund.

17.     Limitation of Liability; Indemnification

        (a)    Limitation of Liability. Except as provided in this Agreement and as may otherwise be provided by the 1940 Act or other federal securities laws, the Adviser and its respective officers, directors, employees, agents, representatives or persons controlled by them (collectively, the “Related Parties”) on the one hand, and the Subadviser and the Subadviser’s Related Parties on the other hand, will not be liable to each other, the Fund or any shareholder of the Fund for any error or judgment, mistake of law, or any loss arising out of any investment or other act or omission in the course of, connected with, or arising out of any services to be rendered under this Agreement, except that the Adviser, the Subadviser and any respective Related Party will be so liable by reason of conduct that constitutes willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under this Agreement. The Subadviser will not be liable to the

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Adviser, the Fund or any shareholder of the Fund for the actions or omissions of any third party service provider selected by the Adviser to whom the Adviser delegates authority to act on behalf of the Fund.

        (b)    Subadviser Indemnity to the Adviser. The Subadviser agrees to indemnify and defend the Adviser, the Adviser’s Related Parties, or any affiliate of the Adviser or such affiliate’s respective Related Parties, for any loss, liability, cost, damage, or expenses (including reasonable investigation and defense costs and reasonable attorneys fees and costs) arising out of any claim, demand, action, suit, or proceeding arising out of (i) the Subadviser’s conduct that constitutes willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under this Agreement, or (ii) any actual or alleged material misstatement or omission in FDP Series, Inc.‘s registration statement with respect to the Fund, any proxy statement, or communication to current or prospective investors in the Fund arising from disclosure about the Subadviser or the Fund provided to the Adviser or the Fund by the Subadviser.

        (c)    The Adviser Indemnity to Subadviser. The Adviser agrees to indemnify and defend the Subadviser, the Subadviser’s Related Parties, or any affiliate of the Subadviser or such affiliate’s respective Related Parties, for any loss, liability, cost, damage, or expenses (including reasonable investigation and defense costs and reasonable attorneys fees and costs) arising out of any claim, demand, action, suit, or proceeding arising out of (i) the Adviser’s conduct that constitutes willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under this Agreement, or (ii) any actual or alleged material misstatement or omission in FDP Series, Inc.‘s registration statement with respect to the Fund, any proxy statement, or other communication to current or prospective investors in the Fund (other than a misstatement or omission arising from disclosure about the Subadviser or the Fund provided to the Adviser or the Fund by the Subadviser).

        (d)    Indemnification Procedures. Promptly after receipt of notice of the commencement of any action by a party seeking to be indemnified under this Section 17 (the “Indemnified Party”), the Indemnified Party will, if a claim in respect thereof is to be made against a party against whom indemnification is sought under this Section 17 (the “Indemnifying Party”), notify the Indemnifying Party in writing of the commencement thereof; provided, however, that the omission to notify the Indemnifying Party will not relieve the Indemnifying Party from any liability which it may have to any Indemnified Party otherwise than under the provisions of this Agreement, and will relieve it from liability under this Agreement only to the extent that such omission results in the forfeiture by the Indemnifying Party of rights or defenses with respect to such action. In any action or proceeding, following provision of proper notice by the Indemnified Party of the existence of such action, the Indemnifying Party will be entitled to participate in any such action and, to the extent that it will wish, participate jointly with any other Indemnifying Party similarly notified, to assume the defense thereof, with counsel of its choice (unless any conflict of interest requires the appointment of separate counsel), and after notice from the Indemnifying Party to such Indemnified Party of its election to assume the defense of the action, the Indemnifying Party will not be liable to such Indemnified Party under this Agreement for any legal expense of the other counsel subsequently incurred without the Indemnifying Party’s consent. The Indemnified Party will cooperate in the defense or settlement of claims so assumed. The Indemnifying Party will not be liable under this Agreement for the settlement by the Indemnified Party for any claim or demand unless the Indemnifying Party has previously approved the settlement in writing or it has been notified of such claim or demand and has failed to provide a defense in accordance with the provisions hereof. In the event that any proceeding involving the Indemnifying Party will be commenced by the Indemnified Party in connection with the Agreement, or the transactions contemplated under this Agreement, and such proceeding will be finally determined by a court of competent jurisdiction in favor of the Indemnifying Party, the Indemnified Party will be liable to the Indemnifying Party for any reasonable attorney’s fees and direct costs relating to such proceedings. The indemnifications provided in this Section 17 will survive the termination of this Agreement.

18.     Survival

        All representations and warranties made by the Subadviser and the Adviser in this Agreement will survive for the duration of this Agreement and the parties to this Agreement will notify each other in writing immediately upon becoming aware, but in no event later than five (5) days after becoming aware, that any of the foregoing representations and warranties are no longer true.

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19.      Limitation on Consultation

        In accordance with Rule 17a-10 under the 1940 Act and any other applicable law, the Subadviser will not consult with any other subadviser to the Fund or any subadviser to any other portfolio of the Fund or to any other investment company or investment company series for which the Adviser serves as investment adviser concerning transactions for the Fund in securities or other assets, except to the extent necessary to ensure the Fund’s compliance with the requirements of Rule 12d3-1(a) and (b) under the 1940 Act.

20.      Governing Law

        This Agreement will be governed by, construed under and interpreted and enforced in accordance with the laws of the state of New York, without regard to principles of conflicts of laws.

21.      Severability

        If any provision of this Agreement will be held or made invalid by a court decision, statute, rule, or otherwise, the remainder of this Agreement will not be affected thereby.

22.      Definitions

        The terms “assignment,” “affiliated person,” and “interested person,” when used in this Agreement, will have the respective meanings specified in Section 2(a) of the 1940 Act. The term “majority of the outstanding shares” means the lesser of (a) sixty-seven percent (67%) or more of the shares present at a meeting if more than fifty percent (50%) of these shares are present or represented by proxy, or (b) more than fifty percent (50%) of the outstanding shares.

23.      Counterparts

        This Agreement may be executed in one or more counterparts, each of which will be deemed an original, and all of such counterparts together will constitute one and the same instrument.

        IN WITNESS WHEREOF, the parties to this Agreement have executed and delivered this Agreement as of the date first above written.

BLACKROCK ADVISORS, INC. By: ___________________________ Name: Title: FRANKLIN ADVISERS, INC. By: ___________________________ Name: Title:

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SUBADVISORY AGREEMENT
ENTERED INTO BETWEEN
BLACKROCK ADVISORS, INC.
AND
VAN KAMPEN ASSET MANAGEMENT

        This Subadvisory Agreement (the “Agreement”) is entered into as of __________, 2006, by and between BlackRock Advisors, Inc., a corporation duly organized and existing under the laws of the State of Delaware (the “Adviser”), and Van Kampen Asset Management, a corporation duly organized and existing under the laws of the State of Delaware (the “Subadviser”).

        WHEREAS, the Adviser and FDP Series, Inc., an open-end management investment company registered under the Investment Company Act of 1940 (the “1940 Act”) and organized as a corporation under the laws of the State of Maryland, have entered into an Investment Advisory and Management Agreement dated __________, 2006 (the “Investment Advisory Agreement”), a copy of which is attached as Exhibit A to this Agreement;

        WHEREAS, pursuant to the Investment Advisory Agreement, the Adviser has agreed to provide investment management and advisory services to FDP Series, Inc. which consists of multiple series, including Van Kampen Value FDP Fund (the “Fund”);

        WHEREAS, the Investment Advisory Agreement provides that the Adviser may engage duly organized subadvisers to furnish investment information, services and advice to assist the Adviser in carrying out its responsibilities under the Investment Advisory Agreement, provided that the Adviser obtains the consent and approval of the Board of Directors of FDP Series, Inc. (the “Board”), a majority of those directors who are not parties to the Investment Advisory Agreement, or “interested persons” of any party to the Investment Advisory Agreement, in accordance with the requirements of the 1940 Act, and otherwise complies with the shareholder voting requirements of the 1940 Act;

        WHEREAS, the Board, including a majority of those directors who are not parties to the Investment Advisory Agreement, or “interested persons” of any party to the Investment Advisory Agreement, has duly consented to and approved the engagement of the Subadviser to furnish investment information, services and advice to assist the Adviser in carrying out its responsibilities under the Investment Advisory Agreement; and

        WHEREAS, the Adviser desires to retain the Subadviser to render investment advisory services to the Adviser and the Fund in the manner and on the terms set out in this Agreement, and the Subadviser desires to provide such services.

        NOW, THEREFORE, in consideration of the mutual covenants and agreements set out in this Agreement, the Adviser and the Subadviser agree as follows:

        1.     Investment Description; Appointment

        (a)    Investment Description. The Fund will invest and reinvest its assets in accordance with the investment objective(s), policies and limitations specified in the prospectus and statement of additional information (the “Prospectus”) filed with the Securities and Exchange Commission (the “SEC”) as part of the FDP Series, Inc.‘s Registration Statement on Form N-1A, as it may be periodically amended. The Adviser agrees to provide copies of all amendments and supplements to the current Prospectus, and copies of any procedures adopted by the Board that are applicable to the Fund and any amendments to those procedures (the “Board Procedures”), to the Subadviser on an on-going basis. In addition, the Adviser will furnish the Subadviser with a copy of any financial statement or report prepared for the Fund with respect to the Fund by a registered independent public accounting firm, and with copies of any financial statements or reports made by the Fund to shareholders or to any state or federal regulatory agency. The Adviser also will inform the Subadviser of any material results of any audits or examinations by regulatory authorities pertaining directly to the Subadviser’s responsibilities for the Fund.

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        (b)    Appointment of Subadviser. The Adviser hereby engages the services of the Subadviser in connection with the investment and reinvestment of the Fund’s assets. Pursuant to this Agreement and subject to the oversight and supervision by the Adviser and the Board, the Subadviser will manage the investment and reinvestment of the Fund’s assets. Subject to the terms and conditions of this Agreement, the Subadviser hereby accepts the engagement by the Adviser in the foregoing capacity and agrees, at the Subadviser’s own expense, to render the services set out in this Agreement and to provide the office space, furnishings, equipment, and personnel required by the Subadviser to perform these services on the terms and for the compensation provided in this Agreement. Except as specified in this Agreement, the Subadviser agrees that it will not delegate any obligation assumed pursuant to this Agreement to any third party without first obtaining the written consent of both the Fund and the Adviser.

        2.     Services as Subadviser

        Subject to the supervision, direction and approval of the Adviser and the Board, the Subadviser will conduct a continual program of investment, evaluation, sale, and reinvestment of the Fund’s assets. The Subadviser is authorized, in its sole discretion and without prior consultation with the Adviser, to: (a) obtain and evaluate pertinent economic, financial, and other information affecting the economy generally and certain investment assets as such information relates to securities or other financial instruments that are purchased for or considered for purchase by the Fund; (b) make investment decisions for the Fund; (c) place purchase and sale orders for portfolio transactions on behalf of the Fund and manage otherwise uninvested cash assets of the Fund; (d) provide reasonable assistance to the Adviser with respect to the pricing of Fund securities at such time and in such manner as the Adviser and Subadviser will mutually agree upon from time to time; (e) execute account documentation, agreements, contracts and other documents as may be requested by brokers, dealers, counterparties and other persons in connection with the Subadviser’s management of the assets of the Fund (in such respect, and only for this limited purpose, the Subadviser will act as the Adviser’s and the Fund’s agent and attorney-in-fact); and (f) employ professional portfolio managers and securities analysts who provide research services to the Fund. The Subadviser will in general take such action as is appropriate to effectively manage the Fund’s investment practices. In addition,

        (i)     The Subadviser will furnish the Adviser routinely with daily information concerning portfolio transactions and other reports as agreed upon from time to time concerning transactions and performance of the Fund, in such form and frequency as may be mutually agreed upon from time to time. The Subadviser agrees to review the Fund, discuss the management of the Fund with, and provide such access to its personnel and operations as may be reasonably requested by the Adviser and/or the Board from time to time in connection with its provision of services to the Fund.

        (ii)     The Subadviser will maintain and preserve the records specified in Section 15 of this Agreement and any other records related to the Fund’s transactions or its management of the Fund as are required of a subadviser under any applicable state or federal securities law or regulation including: the 1940 Act, the Securities Exchange Act of 1934 (the “1934 Act”), and the Investment Advisers Act of 1940 (the “Advisers Act”). The Adviser and the Fund will maintain and preserve all other books and records for the Fund as required under such rules. Subject to the confidentiality provisions herein, the Subadviser will furnish to the Adviser all information relating to the Subadviser’s services under this Agreement reasonably requested by the Adviser within a reasonable period of time after the Adviser makes such request.

        (iii)     The Subadviser will comply with all applicable Board Procedures that are provided to the Subadviser by the Adviser or the Fund. The Subadviser will notify the Adviser as soon as reasonably practicable upon detection of any material breach of such Board Procedures. The Adviser will provide the Subadviser as much notice as is reasonably practicable of any amendments or additions to the Board Procedures.

        (iv)     The Subadviser will maintain a written code of ethics (the “Code of Ethics”) that it reasonably believes complies with the requirements of Rule 17j-1 under the 1940 Act, a copy of which will be provided to the Adviser and the Fund, including any amendments thereto, and will institute and enforce procedures reasonably necessary to prevent Access Persons (as defined in Rule 17j-1) from violating its Code of Ethics. The Subadviser will follow such Code of Ethics in performing its services under this Agreement. Further, the Subadviser represents that it has policies and procedures regarding the detection and prevention of the misuse of material, nonpublic

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information by the Subadviser and its employees as required by the Insider Trading and Securities Fraud Enforcement Act of 1988, a copy of which policies and procedures it will provide to the Adviser and the Fund upon any reasonable request. The Subadviser shall assure that all reporting required of a subadviser under the Securities Exchange Act of 1934, as amended, in connection with portfolio securities of the Fund, shall be made in a timely manner.

        (v)     The Subadviser will manage the investment and reinvestment of the assets of the Fund in a manner consistent with the Fund’s investment objectives and policies as stated in the Prospectus. The Subadviser also will manage the investments of the Fund in a manner consistent with any and all applicable investment restrictions (including diversification requirements) contained in the 1940 Act and the rules and regulations under the Act, any SEC no-action letter or order applicable to the Fund, and any applicable state securities law or regulation. The Adviser will provide Subadviser with copies of any such SEC no-action letter or order. The Adviser shall perform quarterly and annual tax compliance tests with respect to the Fund’s compliance with the diversification requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, (the “Code”), and promptly furnish reports of such tests to the Subadviser after each quarter end to ensure that the Fund is in compliance with the Code. The Subadviser shall take prompt action in response to any notification from the Adviser of any potential non-compliance with either the Adviser’s internal guidelines or the diversification requirements of the Code to ensure that the Fund complies with such Code diversification requirements.

                The Subadviser agrees to perform its duties hereunder in complete compliance with the Fund’s policies and procedures adopted pursuant to Rule 38a-1 of the Investment Company Act of 1940, as amended, and the Subadviser’s duties and obligations under Rule 206(4)-7 of the Advisers Act, including providing the Chief Compliance Officer and/or board of directors of FDP Series, Inc. with such information, reports and certifications as they may reasonably request.

        (vi)     The Subadviser shall, in a prudent and diligent manner, vote proxies relating to the Fund’s portfolio securities in the best interests of the Fund and its shareholders in connection with any matters submitted to a vote of shareholders in compliance with Subadviser’s proxy voting policies and procedures. The Subadviser will provide the Adviser with a report of all proxy votes made on behalf of the Fund in a timely matter so as to permit the Adviser to timely comply with the reporting requirements under the 1940 Act. The Subadviser shall not be responsible for exercising any other applicable rights of security holders in corporate actions or otherwise.

        3.    Information and Reports

        (a)     The Subadviser will keep the Fund and the Adviser promptly informed of developments relating to its duties as subadviser of which the Subadviser has, or should have, knowledge that would materially affect the Fund, including but not limited to any changes in the portfolio manager or managers assigned to the Fund’s account. In this regard, the Subadviser will provide the Fund, the Adviser, and their respective officers with such periodic reports concerning the obligations the Subadviser has assumed under this Agreement as the Fund and the Adviser may from time to time reasonably request. Additionally, prior to each Board meeting, as the Adviser shall reasonably request, the Subadviser will provide the Adviser and the Board with reports regarding the Subadviser’s management of the Fund during the most recently completed quarter, to include written certifications that the Subadviser’s management of the Fund is in compliance with the Fund’s investment objectives and practices, the 1940 Act and applicable rules and regulations under the 1940 Act, and the requirements of Subchapter M of the Code (subject to Section 2(v) above), and otherwise in such form as may be mutually agreed upon by the Subadviser and the Adviser. The Subadviser also will certify quarterly to the Fund and the Adviser that it has adopted procedures reasonably necessary to prevent Access Persons from violating its Code of Ethics, and will report any material changes in its Code of Ethics. Annually, the Subadviser will furnish a written report, which complies with the requirements of Rule 17j-1 and Rule 38a-1, concerning the Subadviser’s Code of Ethics and compliance program, respectively, to the Fund and the Adviser. The Subadviser also will notify and forward promptly to the Fund and the Adviser any communications or information it may receive with respect to claims against or involving the Fund or corporate actions relating to the Fund. It shall be the sole responsibility of the Fund, Adviser, or custodian (and not of the Subadviser) to process and file any claim forms relating to any litigation by or on behalf of the Fund.

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        (b)     Each party to this Agreement agrees to provide promptly to the other party a list, to the best of the Adviser’s or the Subadviser’s respective knowledge, of each affiliated person of the Adviser or the Subadviser, as the case may be, specifically identifying those affiliated persons that are either (a) publicly traded companies; (b) broker-dealers or underwriters; or (c) investment advisers. Each of the Adviser and the Subadviser agrees promptly to update such list whenever the Adviser or the Subadviser becomes aware of any change that should be made to such list.

        (c)     The Subadviser also will provide the Adviser and/or the Board with any information reasonably requested regarding its management of the Fund required for any shareholder report, amended registration statement, or prospectus supplement to be filed by FDP Series, Inc. with the SEC or in connection with a meeting of the Board. The Subadviser will promptly inform the Fund and the Adviser if any information in the Prospectus or SAI relating to the Subadviser or its duties and obligations under this agreement is (or will become) inaccurate or incomplete.

        4.     Standard of Care

        The Subadviser will act in good faith and use reasonable care and in a manner consistent with applicable federal and state laws and regulations in rendering the services it agrees to provide under this Agreement.

        5.     Subadviser’s Duties Regarding Fund Transactions

        (a)    Placement of Orders. The Subadviser will take all actions that it considers necessary to implement the investment policies of the Fund, and, in particular, to place all orders for the purchase or sale of securities or other investments for the Fund with brokers or dealers the Subadviser, in its sole discretion, selects. To that end, the Subadviser is authorized as the Fund’s agent to give instructions to the Fund’s custodian as to deliveries of securities or other investments and payments of cash for the Fund’s account. In connection with the selection of brokers or dealers and the placement of purchase and sale orders, the Subadviser is directed at all times to seek to obtain best execution and price within the policy guidelines determined by the Board and set out in FDP Series, Inc.‘s current Prospectus, subject to provisions (b), (c) and (d) of this Section 5.

        (b)    Selection of Brokers and Dealers. Subject to the requirements of Section 28(e) of the 1934 Act, in the selection of brokers and dealers to execute portfolio transactions, the Subadviser may be permitted to consider not only the available prices and rates of brokerage commissions/spreads, but also other relevant factors, which could include, without limitation: the execution capabilities of the brokers and dealers; the research and other services provided by the brokers and dealers that the Subadviser believes will enhance its general portfolio management capabilities; the size of the transaction; the difficulty of execution; the operational facilities of these brokers and dealers; the risk to a broker or dealer of positioning a block of securities; and the overall quality of brokerage and research services provided by the brokers and dealers. In connection with the foregoing, the Subadviser may pay those brokers and dealers who provide brokerage and research services to the Subadviser a higher commission than that charged by other brokers and dealers if the Subadviser determines in good faith that the amount of the commission is reasonable in relation to the value of the brokerage and research services provided by the broker or dealer in terms of either the particular transaction or in terms of the Subadviser’s overall responsibilities with respect to the Fund and to any other client accounts or portfolios that the Subadviser advises. The execution of such transactions pursuant to this section 5(b) would not be considered to represent an unlawful breach of any duty created by this Agreement or otherwise.

        (c)    Soft Dollar Arrangements. Pursuant to the authorization granted by the Fund to maintain “soft dollar” arrangements with respect to the Fund, the Subadviser will, on an ongoing basis, but not less often than annually, identify and provide a written description to the Board and the Adviser of all “soft dollar” arrangements that the Subadviser maintains with respect to the Fund or with brokers or dealers that execute transactions for the Fund, and of all research and other services provided to the Subadviser by a broker or dealer (whether prepared by such broker or dealer or by a third party) as a result, in whole or in part, of the direction of Fund transactions to the broker or dealer. Upon the Fund’s reasonable written request, the Subadviser will, to the extent reasonably

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practicable, terminate within a reasonable time any “soft dollar” arrangements it has established with respect to the Fund.

        (d)    Aggregated Transactions. On occasions when the Subadviser deems the purchase or sale of a security or other financial instrument to be in the best interest of the Fund as well as other clients, the Subadviser is authorized, but not required, to aggregate purchase and sale orders for securities or other financial instruments held (or to be held) by the Fund with similar orders being made on the same day for other client accounts or portfolios that the Subadviser manages. When an order is so aggregated, the Subadviser may allocate the recommendations or transactions among all accounts and portfolios for which the recommendation is made or transaction is effected on a basis that the Subadviser reasonably considers equitable and consistent with its fiduciary obligations to the Fund and its other clients. The Subadviser, the Adviser and the Fund recognize that in some cases this procedure may adversely affect the size of the position obtainable for the Fund or the price obtained for the purchase or sale of securities by the Fund.

        6.     Compensation

        For its services, the Adviser pays the Subadviser at the end of each calendar month a fee based upon the average daily value of the net assets of the Fund at the annual rate of 0.35% of the Fund’s average daily net assets, commencing on the day following effectiveness hereof. For purposes of this calculation, average daily net assets are determined by the Fund at the end of each month on the basis of the average net assets of the Fund for each day during the month. The Subadviser will have no right to obtain compensation directly from the Fund for services provided under this Agreement and agrees to look solely to the Adviser for payment of fees due. The fee for the period from the Effective Date (defined below) of the Agreement to the end of the month during which the Effective Date occurs will be prorated according to the proportion that such period bears to the full monthly period. Upon any termination of this Agreement before the end of a month, the fee for such part of that month will be prorated according to the proportion that such period bears to the full monthly period and will be payable upon the date of termination of this Agreement. For the purpose of determining fees payable to the Subadviser, the value of the Fund’s net assets will be computed at the times and in the manner specified in the Prospectus, and on days on which the net assets are not so determined, the net asset value computation to be used will be as determined on the immediately preceding day on which the net assets were determined.

        7.     Expenses

        The Subadviser will bear all expenses (excluding expenses to be borne by the Fund as described in the following sentence) in connection with the performance of its services under this Agreement. The Fund will bear certain other expenses to be incurred in its operation, including, but not limited to, (i) interest and taxes; (ii) brokerage commissions and other costs in connection with the purchase or sale of securities and other investment instruments; (iii) fees and expenses of the Fund’s directors who are not “interested persons” of the Fund; (iv) legal and audit expenses; (v) custodian, registrar and transfer agent fees and expenses; (vi) fees and expenses related to the registration and qualification of the Fund and the Fund’s shares for distribution under state and federal securities laws; (vii) expenses of printing and mailing reports and notices and proxy material to shareholders of the Fund; (viii) all other expenses incidental to holding meetings of the Fund’s shareholders, including proxy solicitations therefor; (ix) insurance premiums for fidelity bond and other coverage; (x) investment management fees; (xi) expenses of typesetting for printing prospectuses and statements of additional information and supplements to these documents; (xii) expenses of printing and mailing prospectuses and supplements thereto; and (xiii) such non-recurring or extraordinary expenses as may arise, including those relating to actions, suits or proceedings to which the Fund is a party or in which the Fund has a claim and legal obligations that the Fund may have to indemnify the Fund’s directors, officers and/or employees or agents with respect to these actions, suits or proceedings.

        8.     Services to Other Companies or Accounts

        The Adviser understands that the Subadviser and its affiliates now act, will continue to act and may act in the future as investment manager or adviser to fiduciary and other managed accounts, and as an investment manager or adviser to other investment companies, including any offshore entities or private accounts. The Adviser has no objection to the Subadviser and its affiliates so acting, provided, that, whenever the Fund and one or more other

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investment companies or accounts managed or advised by the Subadviser and its affiliates have available funds for investment, investments suitable and appropriate for each will be allocated in accordance with a formula reasonably believed to be equitable to each such company and account. The Adviser represents that the Fund recognizes that in some cases this procedure may adversely affect the size of the position obtainable for the Fund and/or the price obtained for the purchase or sale of securities by the Fund. The Adviser represents that the Fund also understands that the persons employed by the Subadviser to assist in the performance of the Subadviser’s duties under this Agreement may not devote their full time to such service, and that nothing contained in this Agreement will be deemed to limit or restrict the right of the Subadviser to engage in and devote time and attention to other businesses or to render services of whatever kind or nature. This Agreement will not in any way limit or restrict the Subadviser or any of its directors, officers, employees, or agents from buying, selling or trading any securities or other investment instruments for its or their own account or for the account of others for whom it or they may be acting, provided that such activities will not adversely affect or otherwise impair the performance by the Subadviser of its duties and obligations under this Agreement.

        9.     Affiliated Brokers

        The Subadviser or any of its affiliates may act as broker in connection with the purchase or sale of securities or other investments for the Fund, subject to: (a) the requirement that the Subadviser seek to obtain best execution and price within the policy guidelines determined by the Board and set out in the Fund’s current prospectus; (b) the provisions of the 1940 Act and the Advisers Act; (c) the provisions of the 1934 Act, including, but not limited to, Section 11(a) thereof; and (d) other provisions of applicable law. These brokerage services are not within the scope of the duties of the Subadviser under this Agreement. Subject to the requirements of applicable law and any procedures adopted by the Board, the Subadviser or its affiliates may receive brokerage commissions, fees or other remuneration from the Fund for these services in addition to the Subadviser’s fees for services under this Agreement.

        10.     Custody

        Nothing in this Agreement will require the Subadviser to take custody or receive physical possession or control of cash, securities, or other investments of the Fund.

        11.     Term of Agreement; Termination of Agreement; Amendment of Agreement

        (a)    Term. This Agreement will become effective on the date first above written (the “Effective Date”), and, unless terminated in accordance with its terms, will continue for an initial two-year term and thereafter so long as such continuance is specifically approved at least annually as required by the 1940 Act.

        (b)    Termination. This Agreement may be terminated, without penalty, (i) by the Board or by vote of holders of a majority of the outstanding shares of the Fund upon sixty (60) days’ written notice to the Adviser and Subadviser, (ii) by the Adviser upon 60 days’ written notice to the Fund and Subadviser, or (iii) by the Subadviser upon 60 days’ written notice to the Fund and the Adviser. This Agreement also will terminate automatically in the event of its assignment or in the event of the assignment or termination of the Investment Advisory Agreement.

        (c)    Amendment. This Agreement may be materially amended by the parties only if the amendment is specifically approved by: (i) a majority of those directors who are not parties to this Agreement or “interested persons” of any party cast in person at a meeting called for the purpose of voting on the Agreement’s approval; and (ii) if required by applicable law, the vote of a majority of outstanding shares of the Fund.

        12.     Representations and Covenants of the Adviser

        The Adviser represents and covenants to the Subadviser as follows:

(a)	It is duly organized and validly existing under the laws of the State of Delaware with the power to own and possess its assets and carry on its business as the business is now being conducted.

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(b)	The execution, delivery and performance by the Adviser of this Agreement are within the Adviser’s powers and have been duly authorized by all necessary actions and by the Board of the Fund, and no action by or in respect of, or filing with, any governmental body, agency or official is required on the part of the Adviser for the execution, delivery and performance of this Agreement by the parties to this Agreement, and the execution, delivery and performance of this Agreement by the parties to this Agreement does not contravene or constitute a default under (i) any provision of applicable law, rule or regulation, (ii) the Adviser’s governing instruments, or (iii) any agreement, judgment, injunction, order, decree or other instruments binding upon the Adviser.

(c)	It is not prohibited by the 1940 Act or the Advisers Act from performing the services contemplated by this Agreement.

(d)	It has met, and will continue to seek to meet for the duration of this Agreement, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency, necessary to be met by the Adviser in order to perform the services contemplated by this Agreement.

(e)	It (i) is registered with the SEC as an investment adviser under the Advisers Act, (ii) is registered and licensed as an investment adviser under the laws of all jurisdictions in which its activities require it to be so licensed, and (iii) will promptly notify the Subadviser of the occurrence of any event that would disqualify the Adviser from serving as an investment adviser to an investment company pursuant to Section 9(a) of the 1940 Act.

(f)	It acknowledges that it has received a copy of the Subadviser’s Form ADV at least 48 hours prior to the execution of this Agreement and has delivered a copy of the same to the Fund.

(g)	The Fund is, or will be prior to commencing operations, registered as an open-end management investment company under the 1940 Act and the Fund’s shares are (or will be prior to commencing operations) registered under the Securities Act of 1933 and under any applicable state securities laws.

(h)	It will carry out its responsibilities under this Agreement in compliance with (i) federal and state law, including securities law, governing its activities; (ii) the Fund’s investment objective(s), policies, and restrictions, as set out in the Prospectus, as amended from time to time; and (iii) any policies or directives as the Board may from time to time establish or issue and communicate to the Subadviser in writing. The Fund will promptly notify the Adviser in writing of changes to (ii) or (iii) above, and upon receipt of such notice, the Adviser will promptly notify the Subadviser in writing of such changes to (ii) or (iii) above.

        13.     Representations and Covenants of the Subadviser

        The Subadviser represents and covenants to the Adviser as follows:

(a)	It is duly organized and validly existing under the laws of the State of Delaware with the power to own and possess its assets and carry on its business as this business is now being conducted.

(b)	The execution, delivery and performance by the Subadviser of this Agreement are within the Subadviser’s powers and have been duly authorized by all necessary action on the part of its board of directors, and no action by or in respect of, or filing with, any governmental body, agency or official is required on the part of the Subadviser for the execution, delivery and performance of this Agreement by the parties to this Agreement, and the execution, delivery and performance of this Agreement by the parties to this Agreement does not contravene or constitute a default under (i) any provision of applicable law, rule or regulation, (ii) the Subadviser’s governing instruments,

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or (iii) any agreement, judgment, injunction, order, decree or other instruments binding upon the Subadviser.

(c)	It is not prohibited by the 1940 Act or the Advisers Act from performing the services contemplated by this Agreement.

(d)	It has met, and will continue to seek to meet for the duration of this Agreement, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency, necessary to be met in order to perform the services contemplated by this Agreement.

(e)	It (i) is registered with the SEC as an investment adviser under the Advisers Act, (ii) is registered or licensed as an investment adviser under the laws of jurisdictions in which its activities require it to be so registered or licensed, and (iii) will promptly notify the Fund of the occurrence of any event that would disqualify it from serving as an investment adviser to an investment company pursuant to Section 9(a) of the 1940 Act.

(f)	It has provided the Adviser with a copy of its Form ADV and will, promptly after making any material amendment to its Form ADV, furnish a copy of such amendments to the Adviser. The information contained in the Subadviser’s Form ADV is accurate and complete in all material respects and does not omit to state any material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading.

(g)	It will carry out its responsibilities under this Agreement in compliance with (i) federal and state law, including securities law, governing its activities; (ii) the Fund’s investment objective(s), policies, and restrictions, as set out in the Prospectus and SAI, as amended from time to time; and (iii) any policies or directives as the Board may from time to time establish or issue and communicate to the Subadviser in writing. The Fund or the Adviser will promptly notify the Subadviser in writing of changes to (ii) or (iii) above.

(h)	It is not to the best of its knowledge the subject of any proceeding, investigation or inquiry brought by the SEC, the NASD (or any other self-regulatory organization) or any other federal or state regulator with respect to the types of services for which it is being appointed herein or which could have a material impact on its ability to fully perform any of the services to be rendered hereunder.

        14.     Cooperation with Regulatory Authorities or Other Actions

        The parties to this Agreement each agree to cooperate in a reasonable manner with each other in the event that any of them should become involved in a legal, administrative, judicial or regulatory action, claim, or suit as a result of performing its obligations under this Agreement.

        15.     Records

        (a)    Maintenance of Records. The Subadviser hereby undertakes and agrees to maintain, in the form and for the period required by Rule 31a-2 under the 1940 Act, all records relating to the Fund’s investments that are required to be maintained by the Fund pursuant to the 1940 Act with respect to the Subadviser’s duties and obligations under this Agreement for the Fund (the “Fund’s Books and Records”). The Adviser acknowledges that the Subadviser is not the compliance agent for the Fund or for the Adviser, and is responsible for maintaining the Fund’s Books and Records only with respect to the Subadviser’s duties and obligations to the Fund under this Agreement.

        (b)    Ownership of Records. The Subadviser agrees that the Fund’s Books and Records are the Fund’s property and further agrees to surrender promptly to the Fund or the Adviser the Fund’s Books and Records upon

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the request of the Fund or the Adviser; provided, however, that the Subadviser may retain copies of the records at its own cost. The Fund’s Books and Records will be made available, within two (2) business days of a written request, to the Fund’s accountants or auditors during regular business hours at the Subadviser’s offices. The Fund, the Adviser or their respective authorized representatives will have the right to copy any records in the Subadviser’s possession that pertain to the Fund. These books, records, information, or reports will be made available to properly authorized government representatives consistent with state and federal law and/or regulations. In the event of the termination of this Agreement, the Fund’s Books and Records will be returned to the Fund or the Adviser. The Subadviser agrees that any policies and procedures it has established for managing the investment and reinvestment of the Fund’s assets, including, but not limited to, all policies and procedures designed to ensure compliance with federal and state regulations governing the adviser/client relationship and management of the investment and reinvestment of the Fund’s assets, will be made available for inspection by the Fund, the Adviser or their respective authorized representatives upon reasonable written request within not more than two (2) business days.

        16.     Confidentiality

        (a)    Non-Disclosure by Subadviser. The Subadviser agrees that the Subadviser will not disclose or use any records or confidential information obtained pursuant to this Agreement in any manner whatsoever, except as authorized in this Agreement or specifically by the Adviser or the Fund, or if this disclosure or use is required by federal or state regulatory authorities or by a court.

        (b)    Non-Disclosure by Adviser. The Adviser agrees that the Adviser will not disclose or use any records or confidential information obtained pursuant to this Agreement or any other agreement between the Adviser and the Sub-adviser in any manner whatsoever, except as authorized in this Agreement or specifically by the Subadviser, or if this disclosure or use is required by federal or state regulatory authorities or by a court.

        (c)    Non-Disclosure Exceptions. Paragraphs (a) and (b) above shall not apply to information that (i) is already publicly available and (ii) was lawfully obtained other than pursuant to this Agreement provided that neither party may use such information in marketing materials without the prior consent of the other party. In addition, the Subadviser may disclose the investment performance of the Fund; provided that the disclosure does not reveal the identity of the Adviser or the Fund. The Subadviser may also disclose that the Adviser and the Fund are the Subadviser’s clients, provided that the disclosure does not reveal the investment performance or the composition of the Fund.

        17.     Limitation of Liability; Indemnification

        (a)    Limitation of Liability. Except as provided in this Agreement and as may otherwise be provided by the 1940 Act or other federal securities laws, the Adviser and its respective officers, directors, employees, agents, representatives or persons controlled by them (collectively, the “Related Parties”) on the one hand, and the Subadviser and the Subadviser’s Related Parties on the other hand, will not be liable to each other, the Fund or any shareholder of the Fund for any error or judgment, mistake of law, or any loss arising out of any investment or other act or omission in the course of; connected with, or arising out of any services to be rendered under this Agreement, except that the Adviser, the Subadviser and any respective Related Party will be so liable by reason of conduct that constitutes willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under this Agreement. The Subadviser will not be liable to the Adviser, the Fund or any shareholder of the Fund for the actions or omissions of any third party service provider selected by the Adviser to whom the Adviser delegates authority to act on behalf of the Fund.

        (b)    Subadviser Indemnity to the Adviser. The Subadviser agrees to indemnify and defend the Adviser, the Adviser’s Related Parties, or any affiliate of the Adviser or such affiliate’s respective Related Parties, for any loss, liability, cost, damage, or expenses (including reasonable investigation and defense costs and reasonable attorneys fees and costs) arising out of any claim, demand, action, suit, or proceeding arising out of (i) the Subadviser’s conduct that constitutes willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under this Agreement, or (ii) any actual or alleged material misstatement or omission in FDP Series, Inc.‘s registration statement with respect to the Fund, any

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proxy statement, or communication to current or prospective investors in the Fund arising from disclosure about the Subadviser or the Fund provided to the Adviser or the Fund by the Subadviser.

        (c)    The Adviser Indemnity to Subadviser. The Adviser agrees to indemnify and defend the Subadviser, the Subadviser’s Related Parties, or any affiliate of the Subadviser or such affiliate’s respective Related Parties, for any loss, liability, cost, damage, or expenses (including reasonable investigation and defense costs and reasonable attorneys fees and costs) arising out of any claim, demand, action, suit, or proceeding arising out of (i) the Adviser’s conduct that constitutes willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under this Agreement, or (ii) any actual or alleged material misstatement or omission in FDP Series, Inc.‘s registration statement with respect to the Fund, any proxy statement, or other communication to current or prospective investors in the Fund (other than a misstatement or omission arising from disclosure about the Subadviser or the Fund provided to the Adviser or the Fund by the Subadviser).

        (d)    Indemnification Procedures. Promptly after receipt of notice of the commencement of any action by a party seeking to be indemnified under this Section 17 (the “Indemnified Party”), the Indemnified Party will, if a claim in respect thereof is to be made against a party against whom indemnification is sought under this Section 17 (the “Indemnifying Party”), notify the Indemnifying Party in writing of the commencement thereof; provided, however, that the omission to notify the Indemnifying Party will not relieve the Indemnifying Party from any liability which it may have to any Indemnified Party otherwise than under the provisions of this Agreement, and will relieve it from liability under this Agreement only to the extent that such omission results in the forfeiture by the Indemnifying Party of rights or defenses with respect to such action. In any action or proceeding, following provision of proper notice by the Indemnified Party of the existence of such action, the Indemnifying Party will be entitled to participate in any such action and, to the extent that it will wish, participate jointly with any other Indemnifying Party similarly notified, to assume the defense thereof, with counsel of its choice (unless any conflict of interest requires the appointment of separate counsel), and after notice from the Indemnifying Party to such Indemnified Party of its election to assume the defense of the action, the Indemnifying Party will not be liable to such Indemnified Party under this Agreement for any legal expense of the other counsel subsequently incurred without the Indemnifying Party’s consent. The Indemnified Party will cooperate in the defense or settlement of claims so assumed. The Indemnifying Party will not be liable under this Agreement for the settlement by the Indemnified Party for any claim or demand unless the Indemnifying Party has previously approved the settlement in writing or it has been notified of such claim or demand and has failed to provide a defense in accordance with the provisions hereof In the event that any proceeding involving the Indemnifying Party will be commenced by the Indemnified Party in connection with the Agreement, or the transactions contemplated under this Agreement, and such proceeding will be finally determined by a court of competent jurisdiction in favor of the Indemnifying Party, the Indemnified Party will be liable to the Indemnifying Party for any reasonable attorney’s fees and direct costs relating to such proceedings. The indemnifications provided in this Section 17 will survive the termination of this Agreement.

        18.     Survival

        All representations and warranties made by the Subadviser and the Adviser in this Agreement will survive for the duration of this Agreement and the parties to this Agreement will notify each other in writing immediately upon becoming aware, but in no event later than five (5) days after becoming aware, that any of the foregoing representations and warranties are no longer true.

        19.     Limitation on Consultation

        In accordance with Rule 17a-10 under the 1940 Act and any other applicable law, the Subadviser will not consult with any other subadviser to the Fund or any subadviser to any other portfolio of the Fund or to any other investment company or investment company series for which the Adviser serves as investment adviser concerning transactions for the Fund in securities or other assets, except to the extent necessary to ensure the Fund’s compliance with the requirements of Rule 12d3-1(a) and (b) under the 1940 Act.

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        20.     Governing Law

        This Agreement will be governed by, construed under and interpreted and enforced in accordance with the laws of the state of New York, without regard to principles of conflicts of laws.

        21.     Severability

        If any provision of this Agreement will be held or made invalid by a court decision, statute, rule, or otherwise, the remainder of this Agreement will not be affected thereby.

        22.     Definitions

        The terms “assignment,” “affiliated person,” and “interested person,” when used in this Agreement, will have the respective meanings specified in Section 2(a) of the 1940 Act. The term “majority of the outstanding shares” means the lesser of (a) sixty-seven percent (67%) or more of the shares present at a meeting if more than fifty percent (50%) of these shares are present or represented by proxy, or (b) more than fifty percent (50%) of the outstanding shares.

        23.     Counterparts

        This Agreement may be executed in one or more counterparts, each of which will be deemed an original, and all of such counterparts together will constitute one and the same instrument.

        IN WITNESS WHEREOF, the parties to this Agreement have executed and delivered this Agreement as of the date first above written.

BLACKROCK ADVISORS, INC. By: __________________________ Name: Title: VAN KAMPEN ASSET MANAGEMENT By: __________________________ Name: Title:

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Appendix F

Form of Contingent Subadvisory Agreements

SUB-INVESTMENT ADVISORY AGREEMENT

        AGREEMENT dated [          ], 2006, between [Name of MLIM Entity], a Delaware limited partnership (the "Advisor"), and BlackRock Advisors, Inc., a Delaware corporation (the “Sub-Advisor”).

        WHEREAS, the Advisor has agreed to furnish investment advisory services to the [          ] [a series of _______________]     [for open-end series funds], a [Maryland corporation] [Massachusetts business trust] [Delaware statutory trust] (the “Fund”), an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”);

        WHEREAS, the Advisor wishes to retain the Sub-Advisor to provide it with certain sub-advisory services as described below in connection with Advisor’s advisory activities on behalf of the Fund;

        WHEREAS, this Agreement has been approved in accordance with the provisions of the 1940 Act, and the Sub-Advisor is willing to furnish such services upon the terms and conditions herein set forth; and

        WHEREAS, Merrill Lynch & Co., Inc., the parent company of the Advisor, and BlackRock, Inc., have entered into an agreement on a transaction (the “Transaction”) to combine Merrill Lynch Investment Managers, L.P. and certain affiliates with BlackRock, Inc. to form a new asset management company;

        NOW, THEREFORE, in consideration of the mutual premises and covenants herein contained and other good and valuable consideration, the receipt of which is hereby acknowledged, it is agreed by and between the parties hereto as follows:

       1.  Appointment. The Advisor hereby appoints the Sub-Advisor to act as sub-advisor with respect to the Fund and the Sub-Advisor accepts such appointment and agrees to render the services herein set forth for the compensation herein provided.

       2.  Services of the Sub-Advisor. Subject to the succeeding provisions of this section, the oversight and supervision of the Advisor and the direction and control of the Fund’s Board of [Trustees][Directors], the Sub-Advisor will perform certain of the day-to-day operations of the Fund, which may include one or more of the following services, at the request of the Advisor: (a) acting as investment advisor for and managing the investment and reinvestment of those assets of the Fund as the Advisor may from time to time request and in connection therewith have complete discretion in purchasing and selling such securities and other assets for the Fund and in voting, exercising consents and exercising all other rights appertaining to such securities and other assets on behalf of the Fund; (b) arranging, subject to the provisions of paragraph 3 hereof, for the purchase and sale of securities and other assets of the Fund; (c) providing investment research and credit analysis concerning the Fund’s investments, (d) assist the Advisor in determining what portion of the Fund’s assets will be invested in cash, cash equivalents and money market instruments, (e) placing orders for all purchases and sales of such investments made for the Fund, and (f) maintaining the books and records as are required to support Fund investment operations. At the request of the Advisor, the Sub-Advisor will also, subject to the oversight and supervision of the Advisor and the direction and control of the Fund’s Board of [Trustees][Directors], provide to the Advisor or the Fund any of the facilities and equipment and perform any of the services described in the investment advisory agreement between the Advisor and the Fund (the “Advisory Agreement”). In addition, the Sub-Advisor will keep the Fund and the Advisor informed of developments materially affecting the Fund and shall, on its own initiative, furnish to the Fund from time to time whatever information the Sub-Advisor believes appropriate for this purpose. The Sub-Advisor will periodically communicate to the Advisor, at such times as the Advisor may direct, information concerning the purchase and sale of securities for the Fund, including: (a) the name of the issuer, (b) the amount of the purchase or sale, (c) the name of the broker or dealer, if any, through which the purchase or sale is effected, (d) the CUSIP number of the instrument, if any, and (e) such other information as the Advisor may reasonably require for purposes of fulfilling its

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obligations to the Fund under the Advisory Agreement. The Sub-Advisor will provide the services rendered by it under this Agreement in accordance with the Fund’s investment objectives, policies and restrictions (as currently in effect and as they may be amended or supplemented from time to time) as stated in the Fund’s Prospectus and Statement of Additional Information and the resolutions of the Fund’s Board of [Trustees][Directors].

       3.  Covenants. (a) In the performance of its duties under this Agreement, the Sub-Advisor shall at all times conform to, and act in accordance with, any requirements imposed by: (i) the provisions of the 1940 Act and the Investment Advisers Act of 1940, as amended (the “Advisers Act”), and all applicable Rules and Regulations of the Securities and Exchange Commission (the “SEC”); (ii) any other applicable provision of law; (iii) the provisions of the Agreement and [Declaration of Trust][Charter] and By-Laws of the Fund, as such documents are amended from time to time; (iv) the investment objectives and policies of the Fund as set forth in its Registration Statement on Form N-1A; and (v) any policies and determinations of the Board of the [Trustees][Directors] of the Fund and

               (b)  In addition, the Sub-Advisor will:

                       (i) place orders either directly with the issuer or with any broker or dealer. Subject to the other provisions of this paragraph, in placing orders with brokers and dealers, the Sub-Advisor will attempt to obtain the best price and the most favorable execution of its orders. In placing orders, the Sub-Advisor will consider the experience and skill of the firm’s securities traders as well as the firm’s financial responsibility and administrative efficiency. Consistent with this obligation, the Sub-Advisor may select brokers on the basis of the research, statistical and pricing services they provide to the Fund and other clients of the Advisor or the Sub-Advisor. Information and research received from such brokers will be in addition to, and not in lieu of, the services required to be performed by the Sub-Advisor hereunder. A commission paid to such brokers may be higher than that which another qualified broker would have charged for effecting the same transaction, provided that the Sub-Advisor determines in good faith that such commission is reasonable in terms either of the transaction or the overall responsibility of the Advisor and the Sub-Advisor to the Fund’s and their other clients and that the total commissions paid by the Fund will be reasonable in relation to the benefits to the Fund over the long-term. Subject to the foregoing and the provisions of the 1940 Act, the Securities Exchange Act of 1934, as amended, and other applicable provisions of law, the Advisor may select brokers and dealers with which it or the Fund is affiliated;

                       (ii)  maintain books and records with respect to the Fund’s securities transactions and will render to the Advisor and the Fund’s Board of [Trustees][Directors] such periodic and special reports as they may request;

                       (iii)  maintain a policy and practice of conducting its investment advisory services hereunder independently of the commercial banking operations of its affiliates. When the Sub-Advisor makes investment recommendations for the Fund, its investment advisory personnel will not inquire or take into consideration whether the issuer of securities proposed for purchase or sale for the Fund’s account are customers of the commercial department of its affiliates; and

                       (iv)  treat confidentially and as proprietary information of the Fund all records and other information relative to the Fund, and the Fund’s prior, current or potential shareholders, and will not use such records and information for any purpose other than performance of its responsibilities and duties hereunder, except after prior notification to and approval in writing by the Fund, which approval shall not be unreasonably withheld and may not be withheld where the Sub-Advisor may be exposed to civil or criminal contempt proceedings for failure to comply, when requested to divulge such information by duly constituted authorities, or when so requested by the Fund.

       4.  Services Not Exclusive. Nothing in this Agreement shall prevent the Sub-Advisor or any officer, employee or other affiliate thereof from acting as investment advisor for any other person, firm or corporation, or from engaging in any other lawful activity, and shall not in any way limit or restrict the Sub-Advisor or any of its officers, employees or agents from buying, selling or trading any securities for its or their own accounts or for the accounts of others for whom it or they may be acting; provided, however, that the Sub-Advisor will undertake no activities which, in its judgment, will adversely affect the performance of its obligations under this Agreement.

F-2

       5.  Books and Records. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Sub-Advisor hereby agrees that all records which it maintains for the Fund are the property of the Fund and further agrees to surrender promptly to the Fund any such records upon the Fund’s request. The Sub-Advisor further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-1 under the 1940 Act (to the extent such books and records are not maintained by the Advisor).

       6.  Expenses. During the term of this Agreement, the Sub-Advisor will bear all costs and expenses of its employees and any overhead incurred by the Sub-Advisor in connection with its duties hereunder; provided that the Board of [Trustees][Directors] of the Fund may approve reimbursement to the Sub-Advisor of the pro-rata portion of the salaries, bonuses, health insurance, retirement benefits and all similar employment costs for the time spent on Fund operations (including, without limitation, compliance matters) (other than the provision of investment advice and administrative services required to be provided hereunder) of all personnel employed by the Sub-Advisor who devote substantial time to the Fund operations or the operations of other investment companies advised or sub-advised by the Sub-Advisor.

       7.  Compensation.

               (a)  The Advisor agrees to pay to the Sub-Advisor and the Sub-Advisor agrees to accept as full compensation for all services rendered by the Sub-Advisor as such, a monthly fee in arrears at an annual rate equal to 50% of the monthly advisory fees received by the Advisor. For any period less than a month during which this Agreement is in effect, the fee shall be prorated according to the proportion which such period bears to a full month of 28, 29, 30 or 31 days, as the case may be.

               (b)  For purposes of this Agreement, the Net Assets of the Fund shall be calculated pursuant to the procedures adopted by resolutions of the [Trustees][Directors] of the Fund for calculating the value of the Fund’s assets or delegating such calculations to third parties.

       8.  Indemnity.

       (a)  The Fund hereby agrees to indemnify the Sub-Advisor and each of the Sub-Advisor’s directors, officers, employees, agents, associates and controlling persons and the directors, partners, members, officers, employees and agents thereof (including any individual who serves at the Sub-Advisor’s request as director, officer, partner, member, trustee or the like of another entity) (each such person being an “Indemnitee”) against any liabilities and expenses, including amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and counsel fees (all as provided in accordance with applicable state law) reasonably incurred by such Indemnitee in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or investigative body in which such Indemnitee may be or may have been involved as a party or otherwise or with which such Indemnitee may be or may have been threatened, while acting in any capacity set forth herein or thereafter by reason of such Indemnitee having acted in any such capacity, except with respect to any matter as to which such Indemnitee shall have been adjudicated not to have acted in good faith in the reasonable belief that such Indemnitee’s action was in the best interest of the Fund and furthermore, in the case of any criminal proceeding, so long as such Indemnitee had no reasonable cause to believe that the conduct was unlawful; provided, however, that (1) no Indemnitee shall be indemnified hereunder against any liability to the Fund or its shareholders or any expense of such Indemnitee arising by reason of (i) willful misfeasance, (ii) bad faith, (iii) gross negligence or (iv) reckless disregard of the duties involved in the conduct of such Indemnitee’s position (the conduct referred to in such clauses (i) through (iv) being sometimes referred to herein as “disabling conduct”), (2) as to any matter disposed of by settlement or a compromise payment by such Indemnitee, pursuant to a consent decree or otherwise, no indemnification either for said payment or for any other expenses shall be provided unless there has been a determination that such settlement or compromise is in the best interests of the Fund and that such Indemnitee appears to have acted in good faith in the reasonable belief that such Indemnitee’s action was in the best interest of the Fund and did not involve disabling conduct by such Indemnitee and (3) with respect to any action, suit or other proceeding voluntarily prosecuted by any Indemnitee as plaintiff, indemnification shall be mandatory only if the prosecution of such action, suit or other proceeding by such Indemnitee was authorized by a majority of the full Board of [Trustees][Directors] of the Fund.

F-3

               (b)  The Fund shall make advance payments in connection with the expenses of defending any action with respect to which indemnification might be sought hereunder if the Fund receives a written affirmation of the Indemnitee’s good faith belief that the standard of conduct necessary for indemnification has been met and a written undertaking to reimburse the Fund unless it is subsequently determined that such Indemnitee is entitled to such indemnification and if the [Trustees][Directors] of the Fund determine that the facts then known to them would not preclude indemnification. In addition, at least one of the following conditions must be met: (A) the Indemnitee shall provide a security for such Indemnitee-undertaking, (B) the Fund shall be insured against losses arising by reason of any unlawful advance, or (C) a majority of a quorum consisting of [Trustees][Directors] of the Fund who are neither “interested persons” of the Fund (as defined in Section 2(a)(19) of the 1940 Act) nor parties to the proceeding (“Disinterested Non-Party [Trustees][Directors]”) or an independent legal counsel in a written opinion, shall determine, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the Indemnitee ultimately will be found entitled to indemnification.

               (c)  All determinations with respect to indemnification hereunder shall be made (1) by a final decision on the merits by a court or other body before whom the proceeding was brought that such Indemnitee is not liable by reason of disabling conduct, or (2) in the absence of such a decision, by (i) a majority vote of a quorum of the Disinterested Non-Party [Trustees][Directors] of the Fund, or (ii) if such a quorum is not obtainable or even, if obtainable, if a majority vote of such quorum so directs, independent legal counsel in a written opinion. All determinations that advance payments in connection with the expense of defending any proceeding shall be authorized shall be made in accordance with the immediately preceding clause (2) above.

                The rights accruing to any Indemnitee under these provisions shall not exclude any other right to which such Indemnitee may be lawfully entitled.

       9.  Limitation on Liability.

               (a)  The Sub-Advisor will not be liable for any error of judgment or mistake of law or for any loss suffered by the Advisor or by the Fund in connection with the performance of this Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its duties under this Agreement.

               (b)  [Notwithstanding anything to the contrary contained in this Agreement, the parties hereto acknowledge and agree that, as provided in [Section ___ of Article __ of the Declaration of Trust], this Agreement is executed by the Trustees and/or officers of the Fund, not individually but as such Trustees and/or officers of the Fund, and the obligations hereunder are not binding upon any of the Trustees or Shareholders individually but bind only the estate of the Fund.] [Massachusetts business trusts]

       10.  Duration and Termination. This Agreement shall become effective as of the date hereof and, unless sooner terminated with respect to the Fund as provided herein, shall continue in effect until the earlier of the closing of the Transaction or a period of two years after the date hereof. After the initial two year period, if not terminated, this Agreement shall continue in effect with respect to the Fund for successive periods of 12 months, provided such continuance is specifically approved at least annually by both (a) a majority of the Fund’s Board of [Trustees] [Directors] or a vote of a majority of the outstanding voting securities of the Fund at the time outstanding and entitled to vote and (b) the vote of a majority of the [Trustees] [Directors], who are not parties to this Agreement or interested persons (as such term is defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. Notwithstanding the foregoing, this Agreement may be terminated by the Fund or the Advisor at any time, without the payment of any penalty, upon giving the Sub-Advisor 60 days’ notice (which notice may be waived by the Sub-Advisor), provided that such termination by the Fund or the Advisor shall be directed or approved by the vote of a majority of the [Trustees][Directors] of the Fund in office at the time or by the vote of the holders of a majority of the voting securities of the Fund at the time outstanding and entitled to vote, or by the Sub-Advisor on 60 days’ written notice (which notice may be waived by the Fund and the Advisor), and will terminate automatically upon any termination of the Advisory Agreement between the Fund and the Advisor. This Agreement will also immediately terminate in the event of its assignment. (As used in this Agreement, the terms “majority of the outstanding voting securities,” “interested person” and “assignment” shall have the same meanings of such terms in the 1940 Act.)

F-4

       11.  Notices. Any notice under this Agreement shall be in writing to the other party at such address as the other party may designate from time to time for the receipt of such notice and shall be deemed to be received on the earlier of the date actually received or on the fourth day after the postmark if such notice is mailed first class postage prepaid.

       12.  Amendment of this Agreement. This Agreement may be amended by the parties only if such amendment is specifically approved by the vote of the Board of [Trustees][Directors] of the Fund, including a majority of those [Trustees][Directors] who are not parties to this Agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval and, where required by the 1940 Act, by a vote of a majority of the outstanding voting securities of the Fund.

       13.  Miscellaneous. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding on, and shall inure to the benefit of the parties hereto and their respective successors.

       14.  Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York for contracts to be performed entirely therein without reference to choice of law principles thereof and in accordance with the applicable provisions of the 1940 Act. To the extent that the applicable laws of the State of New York, or any of the provisions, conflict with the applicable provisions of the 1940 Act, the latter shall control.

       15.  Counterparts. This Agreement may be executed in counterparts by the parties hereto, each of which shall constitute an original counterpart, and all of which, together, shall constitute one Agreement.

        IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their duly authorized officers designated below as of the day and year first above written.

[NAME OF MLIM ENTITY] By: _______________________________ Name: Title: BLACKROCK ADVISORS, INC. By: _______________________________ Name: Title:

Agreed and Accepted:

[NAME OF FUND]

By: _______________________________
       Name:
       Title:

F-5

Appendix G

Investment Advisory Agreements and FDP Subadvisory Agreements – Dates, Approvals and Fees

Investment Advisory Agreements

Fund	Date of Current Investment Advisory Agreement*	Date Last Approved by Directors/Trustees	Current Advisory Fee (as a percentage of average daily net assets (%))	Current Administration Fee (as a percentage of average daily net assets (%))	New Advisory Fee (as a percentage of average daily net assets (%))
Master Basic Value	10/6/2000	11/16/2005	Footnote B	—	Footnote B
ML Basic Value	2/28/2005	11/16/2005	—	Footnote B	—-
Mercury Basic Value	10/13/2000	11/16/2005	—	0.25	—-
Master Value Opportunities	9/1/2000	8/16/2005	Footnote S	—	Footnote S
ML Value Opportunities	2/28/2005	8/16/2005	—	0.25	—
ML Strategy Growth and Income	5/12/2000	5/16/2005	0.15	0.35	0.15
ML Strategy Long-Term Growth	5/12/2000	5/16/2005	0.15	0.35	0.15
ML Strategy All-Equity	5/12/2000	5/16/2005	0.15	0.35	0.15
ML Balanced Capital	7/25/2003	2/3/2005	Footnote A	—	Footnote A
ML Disciplined Equity	6/18/1999	11/16/2005	0.65	—	0.65
ML Global Growth	9/9/1997	2/3/2005	Footnote T	—	Footnote T
ML Natural Resources	6/10/1985	2/3/2005	0.60	—	0.60
ML Ready Assets	4/29/1988	5/16/2005	Footnote P	—	Footnote P
Mercury Balanced Capital	8/7/1985	5/16/2005	Footnote J	—	Footnote J
Mercury Large Cap Core	8/7/1985	5/16/2005	Footnote J	—	Footnote J
Mercury Core Bond	8/7/1985	5/16/2005	Footnote J	—	Footnote J
Mercury Global Allocation	8/7/1985	5/16/2005	0.65	—	0.65
Mercury Fundamental Growth	8/7/1985	5/16/2005	0.65	—	0.65
Mercury High Yield	8/7/1985	5/16/2005	Footnote J	—	Footnote J
Mercury Intermediate Government	8/7/1985	5/16/2005	Footnote J	—	Footnote J
Mercury Money Reserve	8/7/1985	5/16/2005	Footnote J	—	Footnote J
Mercury Low Duration	12/30/2004	11/23/2004	0.46	—	0.46
Mercury Global SmallCap	12/30/2004	11/23/2004	0.85	—	0.85
Mercury Equity Dividend	12/30/2004	11/23/2004	0.60	—	0.60
Mercury Mid Cap	12/30/2004	11/23/2004	0.65	—	0.65
Mercury Small Cap	12/30/2004	11/23/2004	0.30	—	0.30
Mercury International Index	12/30/2004	11/23/2004	0.35	—	0.35
ML USA Government Reserves	12/30/1998	2/3/2005	0.45	—	0.45
ML U.S. Treasury Money	2/5/1991	11/16/2005	0.50	—	0.50
QMST Aggregate Bond	1/1/1997	11/16/2005	.01	—	.01
QMST Enhanced International	1/1/1997	11/16/2005	.01	—	.01
QMST Enhanced S&P 500	1/1/1997	11/16/2005	.01	—	.01

G-1

Fund	Date of Current Investment Advisory Agreement*	Date Last Approved by Directors/Trustees	Current Advisory Fee (as a percentage of average daily net assets (%))	Current Administration Fee (as a percentage of average daily net assets (%))	New Advisory Fee (as a percentage of average daily net assets (%))
QMST Enhanced Small Cap	1/1/1997	11/16/2005	.01	—	.01
QMST Extended Market Index	1/1/1997	11/16/2005	.01	—	.01
QMST International Index	1/1/1997	11/16/2005	.01	—	.01
QMST S&P 500 Index	1/1/1997	11/16/2005	.01	—	.01
QMST Small Cap Index	1/1/1997	11/16/2005	.01	—	.01
QMST Mid Cap Index	1/1/1997	11/16/2005	.01	—	.01
ML Aggregate Bond Index	5/1/2005	11/16/2005	.01	0.19	.01
ML International Index	5/1/2005	11/16/2005	.01	0.34	.01
ML S&P 500 Index	5/1/2005	11/16/2005	.005	0.245	.005
ML Small Cap Index	5/1/2005	11/16/2005	.01	0.29	.01
Master Money Trust	2/10/2003	8/17/2005	Footnote M	—	Footnote M
CMA Money	7/31/1990		—	0.25	—
WCMA Money			—	0.25	—
Master Government Securities Trust	2/10/2003	8/17/2005	Footnote M	—	Footnote M
CMA Government Securities	2/10/2003		—	0.25	—
WCMA Government Securities			—	0.25	—
Master Tax-Exempt Trust	2/10/2003	8/17/2005	Footnote M	—	Footnote M
CMA Tax-Exempt	7/31/1990		—	0.25	—
WCMA Tax-Exempt			—	0.25	—
Master Treasury Trust	2/10/2003	8/17/2005	Footnote M	—	Footnote M
CMA Treasury	4/1/1991	8/31/2005	—	0.25	—
WCMA Treasury	—		—	0.25	—
CMA Arizona	12/9/1992	8/17/2005	Footnote G	—	Footnote G
CMA California	3/9/1998	8/17/2005	Footnote G	—	Footnote G
CMA Connecticut	4/1/1991	8/17/2005	Footnote G	—	Footnote G
CMA Florida		8/17/2005	Footnote G	—	Footnote G
CMA Massachusetts	6/28/1990	8/17/2005	Footnote G	—	Footnote G
CMA Michigan	4/1/1991	8/17/2005	Footnote G	—	Footnote G
CMA New Jersey	6/28/1990	8/17/2005	Footnote G	—	Footnote G
CMA New York	3/9/1988	8/17/2005	Footnote G	—	Footnote G
CMA North Carolina	4/1/1991	8/17/2005	Footnote G	—	Footnote G
CMA Ohio	4/1/1991	8/17/2005	Footnote G	—	Footnote G
CMA Pennsylvania	6/28/1990	8/17/2005	Footnote G	—	Footnote G
Master Senior Floating Rate	10/6/2000	2/14/2006	0.95	—	0.95
ML Senior Floating Rate	10/2/1989	2/14/2006	—	0.25	—
ML Senior Floating Rate II	10/6/2000	2/14/2006	—	0.40	—
Global Financial Services Master	11/26/1999	2/14/2006	0.40	—	0.40
ML Global Financial Services	11/26/1999	2/14/2006	0.40	0.35	0.40
Master U.S. High Yield	9/23/2002	11/15/2005	0.35		0.35
ML U.S. High Yield	4/28/1998	11/15/2005		0.25
ML Equity Dividend	8/10/1997	2/14/2006	0.60		0.60
Master Bond Trust	9/30/2003	2/14/2006	Footnote D	—	Footnote D
ML Bond Core Bond	9/8/1980	2/14/2006	Footnote C	—	Footnote C
ML Bond Intermediate Term	9/8/1980	2/14/2006	Footnote F	—	Footnote F
ML Bond High Income	9/8/1980	2/14/2006	Footnote E	—	Footnote E

G-2

Fund	Date of Current Investment Advisory Agreement*	Date Last Approved by Directors/Trustees	Current Advisory Fee (as a percentage of average daily net assets (%))	Current Administration Fee (as a percentage of average daily net assets (%))	New Advisory Fee (as a percentage of average daily net assets (%))
ML Developing Capital Markets	6/19/1989	11/15/2005	1.00		1.00
ML EuroFund	12/19/1986	5/9/2005	0.75	—	0.75
ML Global Allocation	12/31/1988	5/9/2005	Footnote L	—	Footnote L
ML Global Equity Opportunities	8/1/2005	5/9/2005	0.85	—	0.85
ML Global SmallCap	6/16/94	11/15/2005	0.85	—	0.85
ML Global Technology	10/2/1998	11/15/2005	Footnote U	—	Footnote U
ML Global Value	9/13/1996	5/9/2005	0.75	—	0.75
ML Healthcare	4/1/1992	11/15/2005	1.00	—	1.00
ML Latin America	8/15/1991	5/9/2005	1.00	—	1.00
ML Muni Bond National	1/1/1981	11/15/2005	Footnote O	—	Footnote O
ML Muni Bond Insured	1/1/1981	11/15/2005	Footnote O	—	Footnote O
ML Muni Bond Limited Maturity	1/1/1981	11/15/2005	Footnote O	—	Footnote O
ML Municipal Intermediate Term	9/16/1986	5/9/2005	0.55		0.55
ML Pacific	7/29/1985	5/9/2005	0.60		0.60
ML Utilities	12/28/1990	5/9/2009	0.60		0.60
Summit	7/8/1998	11/8/2005	0.50		0.50
Master Focus Twenty	1/7/2001	6/1/2005	0.60		0.60
ML Focus Twenty			—	0.25	—
Master Large Cap Growth	7/29/2002	2Q 2006	Footnote Z	—	Footnote Z
Master Large Cap Value	7/29/2002	2Q 2006	Footnote Y	—	Footnote Y
Master Large Cap Core	7/29/2002	2Q 2006	Footnote H	—	Footnote H
ML Large Cap Growth	—	—	—	0.25	—--
ML Large Cap Value	—	—	—	0.25	—--
ML Large Cap Core	—	—	—	0.25	—--
ML California Insured	12/18/1992	2/23/2006	Footnote V	—-	Footnote V
ML Focus Value	7/15/1982	2/23/2006	1.00	—	1.00
ML Fundamental Growth	1/1/2001	2/23/2006	Footnote K	—	Footnote K
ML Florida	4/26/1991	2/23/2006	Footnote V	—	Footnote V
ML New Jersey	7/31/1990	2/23/2006	Footnote V	—	Footnote V
ML New York	11/7/2001	2/23/2006	Footnote V	—	Footnote V
ML Pennsylvania	7/31/1990	2/23/2006	Footnote V	—	Footnote V
ML Retirement Reserves	4/13/1999	8/10/2005	Footnote Q	—	Footnote Q
ML U.S. Government	12/20/1991	2/23/2006	Footnote R	—	Footnote R
ML Short-Term U.S. Government	9/29/2000	11/30/2005	0.40	—	0.40
Mercury American Balanced V.I.	4/1/1994	6/1/2005	0.55	—	0.55
Mercury Basic Value V.I.	4/1/1994	6/1/2005	0.60	—	0.60
Mercury Core Bond V.I.	4/1/1994	6/1/2005	Footnote C	—	Footnote C
Mercury Domestic Money Market V.I.	4/1/1994	6/1/2005	0.50	—	0.50
Mercury Fundamental Growth V.I.	4/1/1994	6/1/2005	0.65	—	0.65
Mercury Global Growth V.I.	4/1/1994	6/1/2005	0.75	—	0.75
Mercury Global Allocation V.I.	4/1/1994	6/1/2005	0.65	—	0.65

G-3

Fund	Date of Current Investment Advisory Agreement*	Date Last Approved by Directors/Trustees	Current Advisory Fee (as a percentage of average daily net assets (%))	Current Administration Fee (as a percentage of average daily net assets (%))	New Advisory Fee (as a percentage of average daily net assets (%))
Mercury Government Bond V.I.	4/1/1994	6/1/2005	0.50	—	0.50
Mercury High Current Income V.I.	4/1/1994	6/1/2005	Footnote E	—	Footnote E
Mercury Index 500 V.I.	4/1/1994	8/10/2005	0.30	—	0.30
Mercury Large Cap Core V.I.	4/1/1994	6/1/2005	Footnote A	—	Footnote A
Mercury Large Cap Growth V.I.	4/1/1994	6/1/2005	0.65	—	0.65
Mercury Large Cap Value V.I.	4/1/1994	6/1/2005	0.65	—	0.65
Mercury Value Opportunities V.I.	4/1/1994	6/1/2005	0.75	—	0.75
Mercury Utilities V.I.	4/1/1994	6/1/2005	0.60	—	0.60
Mercury International Value V.I.	2/1/1998	6/1/2005	0.75	—	0.75
ML World Income	11/18/1991	6/1/2005	0.60		0.60
Managed Account Mid Cap Value	7/20/2005	6/1/2005	0.65	—	0.65
Managed Account High Income	7/20/2005	6/1/2005	0.41	—	0.41
Managed Account U.S. Mortgage	7/20/2005	6/1/2005	0.46	—	0.46
Managed Account Global SmallCap	7/20/2005	6/1/2005	0.85	—	0.85
Asset Program	4/3/2000	6/1/2005	0.65	—	0.65
Low Duration Master	10/6/2000	11/8/2005
ML Low Duration				0.25
ML International Value	10/6/2000	11/18/2005	Footnote AA		Footnote AA
ML Master International	9/23/1998	11/18/2005	Footnote N	—	Footnote N
ML Master Small Cap Growth	9/23/1998	11/18/2005	0.70	—	0.70
ML Small Cap Growth	—	—	—	0.20	—
ML International	—	—	—	0.25	—
Master Real Investment	3/22/2004	5/12/2005	0.50	—	0.50
ML Real Investment	3/22/2004	—	1.00	—	1.00
Master Inflation Protected	2/1/2004	5/12/2005	0.25	—	0.25
ML Inflation Protected	2/1/2004	—	0.50	—	0.50
Marsico Growth FDP	6/14/2005	5/25/2005	0.80	—	0.80
MFS Research International FDP	6/14/2005	5/25/2005	0.90	—	0.90
Franklin Templeton Total Return FDP	6/14/2005	5/25/2005	0.40	—	0.40
Van Kampen Value FDP	6/14/2005	5/25/2005	0.70	—	0.70
Multi-Strategy Hedge Advantage	6/1/2005	5/25/2005	0.25	—	0.25
Multi-Strategy Hedge Opportunities	9/1/2004	5/25/2005	0.25	—	0.25
Master Premier Institutional	12/3/2001	8/9/2005	0.05	—	0.05
Master Institutional	12/3/2001	8/9/2005	0.05	—	0.05
Master Institutional Tax-Exempt	12/3/2001	8/9/2005	0.05	—	0.05
Master Institutional Government	—	—	—	—	—
Master Institutional Treasury	—	—	—	—	—

G-4

Fund	Date of Current Investment Advisory Agreement*	Date Last Approved by Directors/Trustees	Current Advisory Fee (as a percentage of average daily net assets (%))	Current Administration Fee (as a percentage of average daily net assets (%))	New Advisory Fee (as a percentage of average daily net assets (%))
ML Premier Institutional	—	8/9/2005	—	0.10	—
ML Institutional	—	8/9/2005	—	0.15	—
ML Institutional Tax-Exempt	—	8/9/2005	—	0.15	—
ML Institutional Treasury	12/11/1989	8/9/2005	Footnote X	—	Footnote X
ML Institutional Government	11/31/1990	8/9/2005	Footnote X	—	Footnote X
ML Basic Value Principal Protected	11/1/2002	11/18/2005	0.65	—	0.65
ML Fundamental Growth Principal Protected	11/1/2002	2/17/2005	0.65	—	0.65
ML Core Principal Protected	2/25/2003	5/12/2005	0.75	—	0.75

FDP Subadvisory Agreements

Fund	Date of Current Sub-Advisory Agreement	Date Last Approved by Directors/Trustees	Current Subadvisory Fee (as a percentage of average daily net assets (%))	New Subadvisory Fee (as a percentage of average daily net assets (%))
Marsico Growth FDP	6/27/2005	5/25/2005	0.40	0.40
MFS Research International FDP	6/27/2005	5/25/2005	0.45	0.45
Franklin Templeton Total Return FDP	6/27/2005	5/25/2005	0.25	0.25
Van Kampen Value FDP	6/27/2005	5/25/2005	0.35	0.35
Footnotes
*	In general, each Current Investment Advisory Agreement was last approved by shareholders (or, to the extent applicable, the initial shareholder) of the relevant Fund either in connection with the initial approval of such agreement or in connection with any later amendment requiring such approval.
A	Annual rate of 0.50% of that portion of average daily net assets not exceeding $250 million; 0.45% of that portion of average daily net assets exceeding $250 million but not exceeding $300 million; 0.425% of that portion of average daily net assets exceeding $300 million but not exceeding $400 million; and 0.40% of that portion of average daily net assets exceeding $400 million.
B	Annual rates of 0.60% of that portion of average daily net assets not exceeding $100 million; 0.50% of that portion of average daily net assets exceeding $100 million but not exceeding $200 million; 0.40% of that portion of average daily net assets exceeding $200 million.
C	Annual rates of 0.50% of that portion of average daily net assets not exceeding $250 million; 0.45% of that portion of average daily net assets exceeding $250 million but not exceeding $500 million; 0.40% of that portion of average daily net assets exceeding $500 million but not exceeding $750 million; and 0.35% of that portion of average daily net assets exceeding $750 million.
D	Annual rates of 0.20% of that portion of average daily net assets not exceeding $250 million; 0.15% of that portion of average daily net assets exceeding $250 million but not exceeding $500 million; 0.10% of that portion of average daily net assets exceeding $500 million but not exceeding $750 million; and 0.05% of that portion of average daily net assets exceeding $750 million.
E	Annual rates of 0.55% of that portion of average daily net assets not exceeding $250 million; 0.50% of that portion of average daily net assets exceeding $250 million but not exceeding $500 million; 0.45% of that portion of average daily net assets exceeding $500 million but not exceeding $750 million; and 0.40% of that portion of average daily net assets exceeding $750 million.

G-5

F	Annual rates of 0.50% of that portion of average daily net assets not exceeding $250 million; 0.45% of that portion of average daily net assets exceeding $250 million but not exceeding $500 million; 0.40% of that portion of average daily net assets exceeding $500 million but not exceeding $750 million; and 0.35% of that portion of average daily net assets exceeding $750 million.
G	Annual rates of 0.50% of that portion of average daily net assets not exceeding $500 million; 0.425% of that portion of average daily net assets exceeding $500 million but not exceeding $1 billion; and 0.375% of that portion of average daily net assets exceeding $1 billion.
H	Annual rates of 0.50% of that portion of average daily net assets not exceeding $1 billion; 0.45% of that portion of average daily net assets exceeding $1 billion but not exceeding $5 billion; and 0.40% of that portion of average daily net assets exceeding $5 billion [breakpoints in italics were added in connection with Board consideration of the New Investment Advisory Agreements].
I	Annual rates of 0.75% of that portion of average daily net assets not exceeding $250 million; 0.65% of that portion of average daily net assets exceeding $250 million.
J	Annual rate of 0.50% of that portion of average daily net assets not exceeding $250 million; 0.45% of that portion of average daily net assets exceeding $250 million but not exceeding $300 million; 0.40% of that portion of average daily net assets exceeding $300 million but not exceeding $400 million; 0.35% of that portion of average daily net assets exceeding $400 million but not exceeding $800 million; and .30% of that portion of average daily net assets exceeding $800 million.
K	Annual rate of 0.65% of that portion of average daily net assets not exceeding $1 billion; 0.625% of that portion of average daily net assets exceeding $1 billion but not exceeding $1.5 billion; 0.60% of that portion of average daily net assets exceeding $1.5 billion but not exceeding $5 billion; 0.575% of that portion of average daily net assets exceeding $5 billion but not exceeding $7.5 billion; and 0.55% of that portion of average daily net assets exceeding $7.5 billion.
L	Annual rate of 0.75% of that portion of average daily net assets not exceeding $2.5 billion; 0.70% of that portion of average daily net assets exceeding $2.5 billion but not exceeding $5 billion; 0.65% of that portion of average daily net assets exceeding $5 billion but not exceeding $7.5 billion; 0.625% of that portion of average daily net assets exceeding $7.5 billion but not exceeding $10 billion; 0.60% of that portion of average daily net assets exceeding $10 billion but not exceeding $15 billion; and 0.575% of that portion of average daily net assets exceeding $15 billion.
M	Annual rates of 0.25% of that portion of average daily net assets not exceeding $500 million; 0.175% of that portion of average daily net assets exceeding $500 million but not exceeding $1 billion; and 0.125% of that portion of average daily net assets exceeding $1 billion.
N	Annual rates of 0.75% of that portion of average daily net assets not exceeding $500 million; 0.70% of that portion of average daily net assets exceeding $500 million.
O		Advisory Fee Rate
	Aggregate Daily Net Assets of the Three Combined Portfolios:	Insured Portfolio	National Portfolio	Short-Term Portfolio
	Not Exceeding $250 million	0.40%	0.40%	0.50%
	$250 - $400 million	0.375%	0.375%	0.475%
	$400 - $550 million	0.35%	0.375%	0.475%
	$550 million - $1.5 billion	0.325%	0.375%	0.475%
	Assets > $1.5 billion	0.325%	0.350%	0.475%
P	Annual rate of 0.50% of that portion of average daily net assets not exceeding $500 million; 0.40% of that portion of average daily net assets exceeding $500 million but not exceeding $1 billion; 0.35% of that portion of average daily net assets exceeding $1 billion but not exceeding $5 billion; 0.325% of that portion of average daily net assets exceeding $5 billion but not exceeding $10 billion; 0.30% of that portion of average daily net assets exceeding $10 billion but not exceeding $15 billion; 0.275% of that portion of average daily net assets exceeding $15 billion but not exceeding $20 billion; and 0.25% of that portion of average daily net assets exceeding $20 billion.
Q	Annual rate of 0.50% of that portion of average daily net assets not exceeding $1 billion; 0.45% of that portion of average daily net assets exceeding $1 billion but not exceeding $2 billion; 0.40% of that portion of average daily net assets exceeding $2 billion but not exceeding $3 billion; 0.375% of that portion of average daily net assets exceeding $3 billion but not exceeding $4 billion; 0.35% of that portion of average daily net assets exceeding $4 billion but not exceeding $7 billion; 0.325% of that portion of average daily net assets exceeding $7 billion but not exceeding $10 billion; 0.30% of that portion of average daily net assets exceeding $10 billion but not exceeding $15 billion; and 0.29% of that portion of average daily net assets exceeding $15 billion.
R	Annual rate of 0.50% of that portion of average daily net assets not exceeding $500 million; 0.475% of that portion of average daily net assets exceeding $500 million but not exceeding $1 billion; 0.45% of that portion of average daily net assets exceeding $1 billion but not exceeding $1.5 billion; 0.425% of that portion of average daily net assets exceeding $1.5 billion but not exceeding $2 billion; 0.40% of that portion of average daily net assets exceeding $2 billion but not exceeding $2.5 billion; 0.375% of that portion of average daily net assets exceeding $2.5 billion but not exceeding $3.5 billion; 0.35% of that portion of average daily net assets

G-6

exceeding $3.5 billion but not exceeding $5 billion; 0.325% of that portion of average daily net assets exceeding $5 billion but not exceeding $6.5 billion; and 0.30% of that portion of average daily net assets exceeding $6.5 billion.
S	Annual rates of 0.50% of that portion of average daily net assets not exceeding $1 billion; 0.475% of that portion of average daily net assets exceeding $1 billion but not exceeding $1.5 billion; and 0.45% of that portion of average daily net assets exceeding $1.5 billion.
T	Annual rates of 0.75% of that portion of average daily net assets not exceeding $1.5 billion; 0.725% of that portion of average daily net assets exceeding $1.5 billion.
U	Annual rates of 1.00% of that portion of average daily net assets not exceeding $1 billion; 0.95% of that portion of average daily net assets exceeding $1 billion but not exceeding $2 billion; and 0.90% of that portion of average daily net assets exceeding $2 billion.
V	Annual rates of 0.55% of that portion of average daily net assets not exceeding $500 million; 0.525% of that portion of average daily net assets exceeding $500 million but not exceeding $1 billion; and 0.50% of that portion of average daily net assets exceeding $1 billion.
W	Annual rates of 0.25% of that portion of average daily net assets not exceeding $200 million; 0.20% of that portion of average daily net assets exceeding $200 million.
X	Annual rate of 0.35% of that portion of average daily net assets not exceeding $500 million; 0.335% of that portion of average daily net assets exceeding $500 million but not exceeding $750 million; 0.32% of that portion of average daily net assets exceeding $750 million but not exceeding $1 billion; and 0.30% of that portion of average daily net assets exceeding $1 billion.
Y	Annual rate of 0.50% of that portion of average daily net assets not exceeding $1 billion; 0.45% of that portion of average daily net assets exceeding $1 billion but not exceeding $3 billion; and 0.40% of that portion of average daily net assets exceeding $3 billion [breakpoints in italics were added in connection with Board consideration of the New Investment Advisory Agreements].
Z	Annual rate of 0.50% of that portion of average daily net assets not exceeding $1 billion; 0.45% of that portion of average daily net assets exceeding $1 billion but not exceeding $5 billion; and 0.40% of that portion of average daily net assets exceeding $5 billion [breakpoints in italics were added in connection with Board consideration of the New Investment Advisory Agreements].
AA	Annual rate of 0.75% of that portion of average daily net assets not exceeding $2 billion; 0.70% of that portion of average daily net assets exceeding $2 billion but not exceeding $4 billion; and 0.65% of that portion of average daily net assets exceeding $4 billion [breakpoints in italics were added in connection with Board consideration of the New Investment Advisory Agreements].

G-7

Appendix H

Board Approval of New Investment Advisory Agreement
and Contingent Subadvisory Agreement

Fund	Date of Approval
Master Basic Value	May 8, 2006
ML Basic Value	May 8, 2006
Mercury Basic Value	May 8, 2006
Master Value Opportunities	May 8, 2006
ML Value Opportunities	May 8, 2006
ML Strategy Growth and Income	May 8, 2006
ML Strategy Long-Term Growth	May 8, 2006
ML Strategy All-Equity	May 8, 2006
ML Balanced Capital	May 8, 2006
ML Disciplined Equity	May 8, 2006
ML Global Growth	May 8, 2006
ML Natural Resources	May 8, 2006
ML Ready Assets	May 8, 2006
Mercury Balanced Capital	May 8, 2006
Mercury Large Cap Core	May 8, 2006
Mercury Core Bond	May 8, 2006
Mercury Global Allocation	May 8, 2006
Mercury Fundamental Growth	May 8, 2006
Mercury High Yield	May 8, 2006
Mercury Intermediate Government Bond	May 8, 2006
Mercury Money Reserve	May 8, 2006
Mercury Low Duration	May 8, 2006
Mercury Global SmallCap	May 8, 2006
Mercury Equity Dividend	May 8, 2006
Mercury Mid Cap	May 8, 2006
Mercury Small Cap	May 8, 2006
Mercury International Index	May 8, 2006
ML USA Government	May 8, 2006
ML U.S. Treasury	May 8, 2006
QMST Aggregate Bond	May 8, 2006
QMST Enhanced International	May 8, 2006
QMST Enhanced S&P 500	May 8, 2006
QMST Enhanced Small Cap	May 8, 2006
QMST Extended Market Index	May 8, 2006
QMST International Index	May 8, 2006
QMST S&P 500 Index	May 8, 2006
QMST Small Cap Index	May 8, 2006
QMST Mid Cap Index	May 8, 2006
ML Aggregate Bond Index	May 8, 2006
ML International Index	May 8, 2006
ML S&P 500 Index	May 8, 2006
ML Small Cap Index	May 8, 2006
Master Money	May 12, 2006
CMA Money	May 12, 2006
WCMA Money	May 12, 2006
Master Government Securities	May 12, 2006
CMA Government Securities	May 12, 2006
WCMA Government Securities	May 12, 2006
Master Tax-Exempt	May 12, 2006
CMA Tax-Exempt	May 12, 2006
WCMA Tax-Exempt	May 12, 2006
Master Treasury	May 12, 2006
CMA Treasury	May 12, 2006
WCMA Treasury	May 12, 2006
CMA Arizona	May 12, 2006
CMA California	May 12, 2006
CMA Connecticut	May 12, 2006
CMA Florida	May 12, 2006
CMA Massachusetts	May 12, 2006
CMA Michigan	May 12, 2006
CMA New Jersey	May 12, 2006
CMA New York	May 12, 2006

H-1

Fund	Date of Approval
CMA North Carolina	May 12, 2006
CMA Ohio	May 12, 2006
CMA Pennsylvania	May 12, 2006
Master Senior Floating Rate	May 12, 2006
ML Senior Floating Rate	May 12, 2006
ML Senior Floating Rate II	May 12, 2006
Global Financial Services Master	May 12, 2006
ML Global Financial Services	May 12, 2006
Master U.S. High Yield	May 12, 2006
ML U.S. High Yield	May 12, 2006
ML Equity Dividend	May 12, 2006
Master Core Bond	May 12, 2006
ML Bond Core Bond	May 12, 2006
ML Bond Intermediate Term	May 12, 2006
ML Bond High Income	May 12, 2006
ML Developing Capital Markets	May 12, 2006
ML EuroFund	May 12, 2006
ML Global Allocation	May 12, 2006
ML Global Equity	May 12, 2006
ML Global SmallCap	May 12, 2006
ML Global Technology	May 12, 2006
ML Global Value	May 12, 2006
ML Healthcare	May 12, 2006
ML Latin America	May 12, 2006
ML Muni Bond National	May 12, 2006
ML Muni Bond Insured	May 12, 2006
ML Muni Bond Short-Term	May 12, 2006
ML Municipal Intermediate Term	May 12, 2006
ML Pacific	May 12, 2006
ML Utilities	May 12, 2006
Summit	May 9, 2006
Master Focus Twenty	May 9, 2006
ML Focus Twenty	May 9, 2006
Master Large Cap Growth	May 9, 2006
Master Large Cap Value	May 9, 2006
Master Large Cap Core	May 9, 2006
ML Large Cap Growth	May 9, 2006
ML Large Cap Value	May 9, 2006
ML Large Cap Core	May 9, 2006
ML California Insured	May 9, 2006
ML Focus Value	May 9, 2006
ML Fundamental Growth	May 9, 2006
ML Florida	May 9, 2006
ML New Jersey	May 9, 2006
ML New York	May 9, 2006
ML Pennsylvania	May 9, 2006
ML Retirement Reserves	May 9, 2006
ML U.S. Government	May 9, 2006
ML Short-Term U.S. Government	May 9, 2006
Mercury American Balanced V.I.	June , 2006
Mercury Basic Value V.I.	June , 2006
Mercury Core Bond V.I.	June , 2006
Mercury Domestic Money Market V.I.	June , 2006
Mercury Fundamental Growth V.I.	June , 2006
Mercury Global Growth V.I.	June , 2006
Mercury Global Allocation V.I.	June , 2006
Mercury Government Bond V.I.	June , 2006
Mercury High Current Income V.I.	June , 2006
Mercury Index 500 V.I.	June , 2006
Mercury Large Cap Core V.I.	June , 2006
Mercury Large Cap Growth V.I.	June , 2006
Mercury Large Cap Value V.I.	June , 2006
Mercury Value Opportunities V.I.	June , 2006
Mercury Utilities V.I.	June , 2006
Mercury International Value V.I.	June , 2006
ML World Income	May 9, 2006
Managed Account Mid Cap Value	May 9, 2006
Managed Account High Income	May 9, 2006

H-2

Fund	Date of Approval
Managed Account U.S. Mortgage	May 9, 2006
Managed Account Global SmallCap	May 9, 2006
Asset Program	May 9, 2006
Low Duration Master	May 9, 2006
ML Low Duration	May 9, 2006
ML International Value	May 10, 2006
ML Master International	May 10, 2006
ML Master Small Cap Growth	May 10, 2006
ML Small Cap Growth	May 10, 2006
ML International	May 10, 2006
Master Real Investment	May 10, 2006
ML Real Investment	May 10, 2006
Master Inflation Protected	May 10, 2006
ML Inflation Protected	May 10, 2006
Marsico Growth FDP	May 10, 2006
MFS Research International FDP	May 10, 2006
Franklin Templeton Total Return FDP	May 10, 2006
Van Kampen Value FDP	May 10, 2006
Multi-Strategy Hedge Advantage	May 10, 2006
Multi-Strategy Hedge Opportunities	May 10, 2006
Master Premier Institutional	May 10, 2006
Master Institutional	May 10, 2006
Master Institutional Tax-Exempt	May 10, 2006
Master Institutional Government	May 10, 2006
Master Institutional Treasury	May 10, 2006
ML Premier Institutional	May 10, 2006
ML Institutional	May 10, 2006
ML Institutional Tax-Exempt	May 10, 2006
ML Institutional Treasury	May 10, 2006
ML Institutional Government	May 10, 2006
ML Basic Value Principal Protected	May 10, 2006
ML Fundamental Growth Principal Protected	May 10, 2006
ML Core Principal Protected	May 10, 2006

H-3

Appendix I

Fees Paid to Advisers, Subadvisers and Affiliates

        The following table indicates (i) amounts paid by each Fund to its Adviser, (ii) amounts paid by the relevant Fund’s Adviser (not the Fund) to the Fund’s subadviser during the Fund’s last fiscal year, and (iii) amounts paid by each Fund to affiliates of its Adviser or subadviser. All fees shown are after waivers and reimbursements, if any.

Fund	Advisory Fees (after waivers,if any)($)	Subadvisory Fees (after waivers,if any)($)	Administration Fees ($)	Distribution Fees ($)	Transfer Agency Fees ($)	Aggregate Commissions Paid to Affiliated Brokers ($)	Percentage of Fund’s Aggregate Brokerage Commissions Paid to Affiliated Brokers (%)	Fiscal Year Ended
Equity Funds
Master Basic Value	34,300,778	0	0	0	0	1,414,267	9.49	6/30
ML Basic Value	0	0	0	15,974,299	11,413,054	0	0	6/30
Mercury Basic Value	0	0	0	0	20,042	0	0	6/30
Master Value Opportunities	14,654,686	0	0	0	0	868,507	8.37	3/31
ML Value Opportunities	0	0	7,788,239	9,874,197	7,457,591	0	0	3/31
ML Balanced Capital	11,334,356	0	0	3,679,448	4,181,348	107,720	8.99	9/30
ML Disciplined Equity	183,691	0	0	161,976	66,648	19,051	39.60	5/31
ML Global Growth	3,848,217	0	0	2,241,447	1,310,631	187,204	10.26	8/31
ML Natural Resources	1,320,796	0	0	612,930	291,254	3,124	2.81	7/31
Mercury Balanced Capital	2,920,367	0	0	0	0	36,156	9.27	12/31
Mercury Large Cap Core	940,288	0	0	0	0	0	0	12/31
Mercury Low Duration	19,875	0	0	0	0	0	0	12/31
Mercury Core Bond	438,209	0	0	0	0	0	0	12/31
Mercury Global Allocation	792,583	0	0	0	0	11,821	5.93	12/31
Mercury Fundamental Growth	908,139	0	0	0	0	47,855	10.42	12/31
Mercury High Yield	233,625	0	0	0	0	188	26.15	12/31
Mercury Intermediate Government Bond	583,997	0	0	0	0	0	0	12/31
Mercury Global SmallCap	0	0	0	0	0	1,340	8.59	12/31
Mercury Equity Dividend	0	0	0	0	0	80	5.23	12/31
Mercury Mid Cap	2,107	0	0	0	0	2,807	14.18	12/31
Mercury Small Cap	0	0	0	0	0	159	3.53	12/31
Mercury International Index	0	0	0	0	0	27	0.37	12/31
Global Financial Services Master	368,238	0	0	0	0	17,611	7.22	9/30
ML Global Financial Services	0	0	321,965	379,960	140,204	0	0	9/30
ML Equity Dividend	2,605,817	0	0	969,770	688,238	16,138	17.34	7/31
ML Developing Capital Markets	1,870,714	0	0	320,372	532,494	1,711.18		6/30
ML EuroFund	5,772,941	1,154,588	0	1,285,313	1,104,926	0	0	10/31
ML Global Allocation	73,241,965	5,707,750	0	33,560,643	13,616,210	563,612	6.57	10/31
ML Global Equity+	0	0	0	0	0	0	0	10/31
ML Global SmallCap	8,581,942	0	0	3,280,165	2,179,782	330,997	7.88	6/30
ML Global Technology	4,520,409	0	0	1,136,989	2,351,995	1,008,566	16.78	3/31
ML Global Value	4,971,219	0	0	1,884,745	1,150,219	289,900	13.87	12/31
ML Healthcare	5,743,734	0	0	1,381,925	1,276,214	818,400	28.77	4/30
ML Latin America	2,087,493	0	0	184,464	299,543	119,038	28.62	11/30
ML Pacific	4,184,760	0	0	1,161,965	1,085,520	64,138	12.85	12/31
Master Focus Twenty	545,073	0	0	0	0	2,760	1.71	11/30
ML Focus Twenty	0	0	280,095	629,844	824,474	0	0	11/30

I-1

Fund	Advisory Fees (after waivers,if any)($)	Subadvisory Fees (after waivers,if any)($)	Administration Fees ($)	Distribution Fees ($)	Transfer Agency Fees ($)	Aggregate Commissions Paid to Affiliated Brokers ($)	Percentage of Fund’s Aggregate Brokerage Commissions Paid to Affiliated Brokers (%)	Fiscal Year Ended
Master Large Cap Growth	2,154,995	0	0	0	0	0	0	10/31
Master Large Cap Value	5,732,081	0	0	0	0	0	0	10/31
Master Large Cap Core	11,047,046	0	0	0	0	0	0	10/31
ML Large Cap Growth	0	0	1,076,760	1,628,006	975,442	0	0	10/31
ML Large Cap Value	0	0	2,863,939	4,298,447	1,889,173	0	0	10/31
ML Large Cap Core	0	0	5,352,637	7,925,683	3,164,302	0	0	10/31
ML Focus Value	2,937,137	0	0	628,684	566,647	187,452	13.42	7/31
ML Fundamental Growth	32,370,069	0	0	15,794,267	12,932,175	959,635	8.91	8/31
Mercury Basic Value V.I	7,061,607	0	0	60,321	0	220,064	10.52	12/31
Mercury Fundamental Growth V.I	1,196,932	0	0	0	0	34,413	10.93	12/31
Mercury Global Growth V.I	553,460	0	0	0	0	29,464	10.43	12/31
Mercury Global Allocation V.I	4,305,652	0	0	50,552	0	33,163	6.15	12/31
Mercury Index 500 V.I	1,155,016	0	0	0	0	5	0.08	12/31
Mercury Large Cap Core V.I	2,430,085	0	0	931	0	0	0	12/31
Mercury Large Cap Growth V.I	899,430	0	0	2,259	0	0	0	12/31
Mercury Large Cap Value V.I	1,318,767	0	0	0	0	0	0	12/31
Mercury Value Opportunities V.I	4,061,251	0	0	71,776	0	110,153	6.20	12/31
Mercury Utilities V.I	315,580	0	0	0	0	4,060	8.19	12/31
Mercury International Value V.I	2,080,693	0	0	0	0	17,246	1.97	12/31
Managed Account Mid Cap Value*	0	0	0	0	2,729	0	0	4/30
Managed Account Global SmallCap*	0	0	0	0	2,720	0	0	4/30
Asset Program	2,645,844	0	0	1,583,447	1,081,842	179,829	12.57	1/31
ML International Value	8,272,184	0	0	1,237,306	2,567,312	15,225	0.65	6/30
ML Master International	1,054,311	0	0	0	0	10,898	4.35	5/31
ML International	0	0	350,996	755,220	614,072	0	0	5/31
ML Master Small Cap Growth	2,265,507	0	0	0	0	58,153	4.90	5/31
ML Small Cap Growth	0	0	646,995	803,984	666,393	0	0	5/31
Marsico Growth FDP#	5,806	24,302	0	33,296	3,829	0	0	5/31
MFS Research International FDP#	4,045	31,034	0	38,723	6,450	0	0	5/31
Van Kampen Value FDP#	7,539	20,809	0	29,894	10,963	0	0	5/31
ML Basic Value Principal Protected	1,588,363	0	0	1,652,734	262,010	49,458	13.94	6/30
ML Fundamental Growth Principal Protected	1,081,054	0	0	1,128,617	207,847	16,734	8.96	8/31
ML Core Principal Protected	715,131	0	0	1,526,741	171,001	0	0	10/31
Index Funds
QMST Aggregate Bond	87,098	0	0	0	0	0	0	12/31
QMST Enhanced International	27,476	0	0	0	0	0	0	12/31
QMST Enhanced S&P 500	50,519	0	0	0	0	5,931	1.24	12/31
QMST Enhanced Small Cap	2,082	0	0	0	0	1,952	1.11	12/31

I-2

Fund	Advisory Fees (after waivers,if any)($)	Subadvisory Fees (after waivers,if any)($)	Administration Fees ($)	Distribution Fees ($)	Transfer Agency Fees ($)	Aggregate Commissions Paid to Affiliated Brokers ($)	Percentage of Fund’s Aggregate Brokerage Commissions Paid to Affiliated Brokers (%)	Fiscal Year Ended
QMST Extended Market Index	22,835	0	0	0	0	1,929	6.82	12/31
QMST International Index	29,126	0	0	0	0	0	0	12/31
QMST S&P 500 Index	151,287	0	0	0	0	0	0	12/31
QMST Small Cap Index	4,974	0	0	0	0	0	0	12/31
QMST Mid Cap Index	16,378	0	0	0	0	2,002	4.32	12/31
ML Strategy Growth and Income	66,503	0	155,173	221,276	145,008	0	0	12/31
ML Strategy Long-Term Growth	106,894	0	249,418	228,319	104,098	0	0	12/31
ML Strategy All-Equity	67,488	0	157,471	204,562	85,745	0	0	12/31
ML Aggregate Bond Index	0	0	528,696	0	371,170	0	0	12/31
ML International Index	0	0	693,145	0	148,682	0	0	12/31
ML S&P 500 Index	0	0	6,242,399	0	1,560,689	0	0	12/31
ML Small Cap Index	0	0	337,067	0	112,115	0	0	12/31
Fixed Income Tax Exempt
ML Muni Bond National	6,798,398	0	0	1,488,498	955,815	0	0	6/30
ML Muni Bond Insured	3,912,421	0	0	865,581	408,636	1,000	7.16	6/30
ML Muni Bond Short-Term	1,948,338	0	0	344,470	187,598	0	0	6/30
ML Florida	726,346	0	0	145,840	52,475	0	0	7/31
ML New Jersey	557,050	0	0	129,255	47,325	0	0	7/31
ML New York	1,221,671	0	0	188,222	104,328	0	0	9/30
ML Pennsylvania	408,023	0	0	111,807	45,318	0	0	7/31
ML Municipal Intermediate Term	943,003	0	0	44,398	106,393	0	0	10/31
ML California Insured	2,472,055	0	0	431,346	162,811	0	0	8/31
Institutional Money Market Funds
Master Premier Institutional	18,074,876	0	0	0	51,378	0	0	4/30
Master Institutional	5,236,640	0	0	0	51,378	0	0	4/30
Master Institutional Tax-Exempt	6,360,998	0	0	0	51,379	0	0	4/30
Master Government	0	0	0	0	0	0	0	4/30
Master Treasury	0	0	0	0	0	0	0	4/30
ML Treasury	2,870,796	0	0	0	139,015	0	0	4/30
ML Premier Institutional	0	0	36,149,751	0	306,486	0	0	4/30
ML Institutional	0	0	15,709,920	0	1,603,486	0	0	4/30
ML Government	9,710,469	0	0	0	271,055	0	0	4/30
ML Institutional Tax-Exempt	0	0	19,082,995	0	968,832
Fixed Income Taxable
Managed Account High Income**	60,759	0	0	0	2,712	0	0	4/30
Managed Account U.S. Mortgage**	76,748	0	0	0	2,906	0	0	4/30
Master U.S. High Yield	1,635,729	0	0	0	0	875	6.33	3/31
ML U.S. High Yield	0	0	1,166,368	1,144,436	463,256	0	0	3/31
ML U.S. Government	8,415,026	0	0	0	4,109,420	0	0	8/31
ML Short-Term U.S. Government	1,155,516	0	0	147,986	326,725	0	0	5/31
Master Senior Floating Rate	9,877,046	0	0	0	0	0	0	8/31
ML Senior Floating Rate	0	0	1,769,338	0	604,297	0	0	8/31
ML Senior Floating Rate II	0	0	1,320,496	0	181,971	0	0	8/31

I-3

Fund	Advisory Fees (after waivers,if any)($)	Subadvisory Fees (after waivers,if any)($)	Administration Fees ($)	Distribution Fees ($)	Transfer Agency Fees ($)	Aggregate Commissions Paid to Affiliated Brokers ($)	Percentage of Fund’s Aggregate Brokerage Commissions Paid to Affiliated Brokers (%)	Fiscal Year Ended
Mercury American Balanced V.I	420,462	0	0	0	0	3,234	8.83	12/31
Mercury Core Bond V.I	2,671,567	0	0	0	0	0	0	12/31
Mercury Government Bond V.I	1,518,757	0	0	0	0	0	0	12/31
Mercury High Current Income V.I	1,363,324	0	0	0	0	2,000	59.22	12/31
ML World Income	1,091,384	0	0	310,288	295,842	1,500	20.44	12/31
ML Utilities	889,003	0	0	230,830	214,665	10,390	8.29	11/30
Low Duration Master	1,627,351	0	0	0	0	0	0	6/30
ML Low Duration	0	0	1,937,550	2,137,383	1,031,261	0	0	6/30
Master Inflation Protected	280,250	0	0	0	0	0	0	11/30
ML Inflation Protected	87,193	0	0	408,795	88,468	0	0	11/30
Master Core Bond	1,842,742	0	0	0	0	0	0	9/30
ML Bond Core Bond	5,545,101	0	0	3,192,562	3,352,869	0	0	9/30
ML Bond Intermediate Term	1,661,525	0	0	326,530	1,128,657	0	0	9/30
Master Real Investment	470,195	0	0	0	0	0	0	11/30
ML Real Investment	168,160	0	0	392,830	98,425	0	0	11/30
Franklin Templeton Total Return FDP#	2,955	19,036	0	29,819	4,888	0	0	5/31
ML Bond High Income	7,157,090	0	0	3,905,499	2,428,012	3,625	4.41	9/30
Money Market Taxable
Master Government Securities	2,165,461	0	0	0	0	0	0	3/31
CMA Government Securities	0	0	1,449,746	722,451	56,761	0	0	3/31
WCMA Government Securities	0	0	1,153,881	785,397	23,191	0	0	3/31
Master Money	22,428,317	0	0	0	0	0	0	3/31
CMA Money	0	0	22,605,678	11,240,321	4,673,101	0	0	3/31
WCMA Money	0	0	20,494,064	24,720,732	867,351	0	0	3/31
Master Treasury	2,140,629	0	0	0	0	0	0	3/31
CMA Treasury	0	0	1,549,758	773,105	81,713	0	0	3/31
WCMA Treasury	0	0	998,363	968,971	34,314	0	0	3/31
ML Ready Assets	15,609,428	0	0	4,451,278	6,325,279	0	0	12/31
Mercury Money Reserve	1,117,925	0	0	0	0	0	0	12/31
ML USA Government Reserves	539,664	0	0	138,507	190,319	0	0	8/31
ML U.S. Treasury	82,911	0	0	55,371	17,257	0	0	11/30
Summit	586,476	0	0	429,520	105,404	0	0	5/31
ML Retirement Reserves	17,827,111	0	0	0	5,213,119	0	0	10/31
Mercury Domestic Money Market V.I	1,439,509	0	0	62	0	0	0	12/31
Money Market Tax Exempt
CMA Arizona	868,386	0	0	215,398	17,863	0	0	3/31
CMA California	9,655,027	0	0	2,901,323	205,488	0	0	3/31
CMA Connecticut	2,751,677	0	0	697,728	42,698	0	0	3/31
CMA Florida++	733,161	0	0	175,937	15,519	0	0	3/31
CMA Massachusetts	1,821,231	0	0	453,524	48,872	0	0	3/31
CMA Michigan	1,573,088	0	0	374,915	41,788	0	0	3/31
CMA New Jersey	4,966,589	0	0	1,345,205	119,035	0	0	3/31
CMA New York	9,760,798	0	0	2,956,610	240,955	0	0	3/31
CMA North Carolina	1,091,501	0	0	272,619	31,621	0	0	3/31
CMA Ohio	1,987,424	0	0	496,274	59,617	0	0	3/31
CMA Pennsylvania	2,434,466	0	0	600,502	72,825	0	0	3/31
Master Tax-Exempt	13,303,547	0	0	0	0	0	0	3/31
CMA Tax-Exempt	0	0	23,045,374	11,504,068	1,296,614	0	0	3/31

I-4

Fund	Advisory Fees (after waivers,if any)($)	Subadvisory Fees (after waivers,if any)($)	Administration Fees ($)	Distribution Fees ($)	Transfer Agency Fees ($)	Aggregate Commissions Paid to Affiliated Brokers ($)	Percentage of Fund’s Aggregate Brokerage Commissions Paid to Affiliated Brokers (%)	Fiscal Year Ended
WCMA Tax-Exempt	0	0	1,809,234	1,075,904	46,617	0	0	3/31
Hedge Funds
Multi-Strategy Hedge Advantage##	255,797	0	0	0	0	0	0	3/31
Multi-Strategy Hedge Opportunities	1,640,965	0	0	0	0	0	0	3/31
Footnotes:
*	These funds have not completed a full fiscal year. The information provided is for the period August 2, 2005 to October 31, 2005.
**	These funds have not completed a full fiscal year. The information provided is for the period July 29, 2005 to October 31, 2005.
#	These funds have not completed a full fiscal year. The information provided is for the period July 27, 2005 to November 30, 2005.
##	This fund has not completed a full fiscal year. The information provided is for the period September 1, 2005 to March 31, 2006.
†	The Fund’s commencement of operations was November 4, 2005.
††	The Fund’s commencement of operations was November 14, 2005. The information provided is for the period ending March 31, 2006.

I-5

Appendix J

Directors and Principal Officers of Advisers and Subadvisers

Merrill Lynch Investment Managers, L.P.

Name	Position
Robert C. Doll, Jr	President
Donald C. Burke	Senior Vice President and Treasurer
Jeffrey Hiller	Chief Compliance Officer
Denis Molleur	First Vice President and General Counsel
Alice A. Pellegrino	Secretary

Fund Asset Management, L.P.

Name	Position
Robert C. Doll, Jr	President
Donald C. Burke	Senior Vice President and Treasurer
Jeffrey Hiller	Chief Compliance Officer
Denis Molleur	First Vice President and General Counsel
Alice A. Pellegrino	Secretary

Merrill Lynch Asset Management U.K. Limited

Name	Position
Nicholas C.D. Hall	Director
James T. Statford	Alternate Director
Donald C. Burke	Treasurer
Debra Anne Searle	Company Secretary

Merrill Lynch Investment Managers International Limited

Name	Position
Peter John Gibbs	Chairman and Chief Executive Officer
Simon G.B. Miles	Director
Bernadette Lewis	Assistant Secretary
Debra Anne Searle	Secretary
Marc H. Brillon	Director
Edoardo L. R. Mercadante	Director

J-1

BlackRock Advisors, Inc.

Name	Position
Laurence D. Fink	Chief Executive Officer
Ralph L. Schlosstein	President and Director
Robert S. Kapito	Vice Chairman and Director
Robert P. Connolly	General Counsel, Secretary and Managing Director
Henry Gabbay	Managing Director, Chief Administrative Officer, Portfolio Compliance
Bartholomew A. Battista	Managing Director and Chief Compliance Officer
Laurence J. Carolan	Managing Director and Director
Kevin M. Klingert	Managing Director and Director
John P. Moran	Managing Director, Treasurer and Director
Steven E. Buller	Chief Financial Officer

J-2

Appendix K

Other Funds Advised by BlackRock Advisors and Fee Schedules

        The following table lists certain information regarding funds for which BlackRock Advisors provide investment advisory services, other than the Funds that are addressed by this Joint Proxy Statement. All of the information below is given as of the end of the last fiscal year of each fund.

Fund	BlackRock Advisors	Net Assets ($)	Advisory Fee (as a percentage of average daily net assets) (%)(1)	Advisory Fee (after waivers, if any) ($)

K-1

Appendix L

5% Share Ownership

        As of ________, 2006, to the best knowledge of each Fund, the following persons beneficially owned or owned of record 5% or more of the outstanding shares of any class of securities of the Funds indicated:

Fund	Class	Percent	Name	Address

L-1

[Proxy Card Front]

[NAME OF FUND]

P.O. Box 9011
Princeton, New Jersey 08543-9011

PROXY

This proxy is solicited on behalf of the Board of Directors/Trustees

        The undersigned hereby appoints Donald C. Burke, Alice A. Pellegrino and Brian D. Stewart as proxies, each with the power to appoint his or her substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all the shares of the above-named Fund (the “Fund”), held of record by the undersigned on June 2, 2006 at the special meeting of shareholders of the Fund to be held on [Monday, July 31][Tuesday, August 15], 2006, or any adjournment or postponement thereof.

        This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted FOR Proposals 1, 2, 3, 4 and 5 and AGAINST Proposal 6.

        By signing and dating the reverse side of this card, you authorize the proxies to vote the proposals as marked, or if not marked, to vote “FOR” Proposals 1, 2, 3, 4 and 5 and “AGAINST” Proposal 6, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment or postponement thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope.

(Continued and to be signed on the reverse side)

[Proxy Card Reverse]

        Please mark boxes /X/ or [X] in blue or black ink.

1.	To approve a new investment advisory agreement with BlackRock Advisors, Inc.

FOR |_|	AGAINST |_|	ABSTAIN |_|

2.	A.	For shareholders of Marsico Growth FDP Fund, a series of FDP Series, Inc., only: To approve a new subadvisory agreement.

FOR |_|	AGAINST |_|	ABSTAIN |_|

B.	For shareholders of MFS Research International FDP Fund, a series of FDP Series, Inc., only: To approve a new subadvisory agreement.

FOR |_|	AGAINST |_|	ABSTAIN |_|

C.	For shareholders of Franklin Templeton Total Return FDP Fund, a series of FDP Series, Inc., only: To approve a new subadvisory agreement.

FOR |_|	AGAINST |_|	ABSTAIN |_|

D.	For shareholders of Van Kampen Value FDP Fund, a series of FDP Series, Inc., only: To approve a new subadvisory agreement.

FOR |_|	AGAINST |_|	ABSTAIN |_|

3.	To approve a contingent subadvisory agreement with BlackRock Advisors, Inc.

FOR |_|	AGAINST |_|	ABSTAIN |_|

4.	For shareholders of Merrill Lynch Healthcare Fund, Inc. only: To approve a proposed change in the fundamental investment restriction relating to industry concentration of Merrill Lynch Healthcare Fund, Inc.

FOR |_|	AGAINST |_|	ABSTAIN |_|

5.	For shareholders of Merrill Lynch Natural Resources Trust only: To approve a proposed change in the fundamental investment restriction relating to industry concentration of Merrill Lynch Natural Resources Trust.

FOR |_|	AGAINST |_|	ABSTAIN |_|

6.	For shareholders of Merrill Lynch Global Allocation Fund, Inc. only: To approve a shareholder proposal recommending divestiture of Freeport McMoRan Copper & Gold, Inc. stock.

In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournment or postponement thereof.

Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Dated: ________________________

X_______________________________________________ Signature

X_______________________________________________ Signature, if held jointly

Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope.